As filed with the Securities and Exchange Commission on December 23, 1999

Registration No. 33-___________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.             [ ]

Post-Effective Amendment No.            [ ]

Fidelity Advisor Series II
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, MA   02109
(Address Of Principal Executive Offices)

Registrant's Telephone Number  (617) 563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

It is proposed that this filing will become effective on January 28, 2000, pursuant to Rule 488.

Fidelity Advisor Municipal Income Fund

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Facing Page
Contents of Registration Statement
Solicitation Letter to Shareholders
Form of Proxy Card
Notice of Special Meeting
Part A - Proxy Statement and Prospectus
Part B- Statement of Additional Information
Part C - Other Information
Signature Page
Exhibits


IMPORTANT PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Fidelity Advisor Intermediate Municipal Income Fund into Fidelity Advisor Municipal Income Fund. A shareholder meeting is scheduled for April 19, 2000. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The fund's Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would give shareholders of Fidelity Advisor Intermediate Municipal Income Fund the opportunity to participate in a larger fund with generally similar investment policies. The combined fund would also have lower expenses. As you know, in anticipation of the proposed merger, Fidelity Advisor Intermediate Municipal Income Fund was closed to new investments at the close of business on December 29, 1999. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card. You are entitled to one vote for each dollar of net asset value you own of the fund on the record date, which is February 23, 2000. Your vote is extremely important, no matter how large or small your holdings may be.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-522-7297. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.

Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

You are being asked to approve a merger of Fidelity Advisor
Intermediate Municipal Income Fund into Fidelity Advisor Municipal
Income Fund.

WHAT IS THE REASON FOR AND ADVANTAGES OF THIS MERGER?

The proposed merger would combine a small fund into a larger fund and provide shareholders of Advisor Intermediate Municipal Income Fund with a fund that has lower annual expenses. The proposed merger is part of a wider strategy by Fidelity to consolidate the municipal bond fund product line and increase operational efficiencies.

ARE THE FUNDS MANAGED SIMILARLY?

Both funds are managed similarly, except that Advisor Intermediate Municipal Income Fund has a more conservative investment objective and shorter maturity than Advisor Municipal Income Fund. Advisor Intermediate Municipal Fund seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital. Advisor Municipal Income Fund seeks to provide a high current yield exempt from federal income tax. Each fund normally invests at least 80% of assets in municipal securities whose interest is exempt from federal income tax.

HOW DO THE EXPENSE AND LOAD STRUCTURES OF THE FUNDS COMPARE?

Fidelity Advisor Intermediate Municipal Income Fund and Fidelity Advisor Municipal Income Fund have similar expense structures in that each fund pays a management fee and other expenses. Each fund offers five classes of shares and certain classes of each fund pay distribution fees. The sum of the management fee, the distribution fee (if applicable), and other expenses is a class's total expenses. As of October 31, 1999, the total expenses of each class of Fidelity Advisor Municipal Income Fund were below the total expenses of each class of Fidelity Advisor Intermediate Municipal Income Fund. Therefore, the reorganization would provide Fidelity Advisor Intermediate Municipal Income shareholders with a fund with lower total expenses for each class.

Fidelity Advisor Intermediate Municipal Income Fund generally has lower loads and contingent deferred sales charges than Fidelity Advisor Municipal Income Fund. The higher loads and contingent deferred sales charges of Fidelity Advisor Municipal Income Fund will affect additional investments made after the merger.

IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

Typically, the exchange of shares in a merger is not a taxable event (i.e., no gain or loss is recognized for federal income tax purposes) to the fund's shareholders.

WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGER IS
COMPLETED?

If shareholders of Fidelity Advisor Intermediate Municipal Income Fund approve the merger of their fund into Fidelity Advisor Municipal
Income Fund, the combined fund's name will remain Fidelity Advisor Municipal Income Fund.

WHAT WILL BE THE SIZE OF FIDELITY ADVISOR MUNICIPAL INCOME FUND AFTER
THE MERGER?

If the proposal is approved, the combined fund is anticipated to have over $475 million in assets, based on current asset levels.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY ADVISOR
MUNICIPAL INCOME FUND THAT I WILL RECEIVE?

Shareholders will receive the number of full and fractional shares of the corresponding class of Fidelity Advisor Municipal Income Fund that is equal in value to the net asset value of their shares of Fidelity Advisor Intermediate Municipal Income Fund as determined on the Closing Date of the merger. The anticipated Closing Date is May 25, 2000.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

In that case,  Fidelity, or D.F. King & Co., Inc. or Management
Information Services Corp., proxy solicitation firms, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposal by the time of the shareholder meeting (April 19, 2000), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Fidelity Advisor Intermediate Municipal Income Fund on the record date. The record date is February 23, 2000.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-522-7297.

HOW DO I SIGN THE PROXY CARD?

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should sign, "Ann B. Collins, Trustee."

PROTOTYPE FOR STANDARD MERGER PROXY CARD

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.

---------------------------------------------------------------------
FIDELITY ADVISOR SERIES II:
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric Roiter, and Gerald McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II: Fidelity Advisor Intermediate Municipal Income Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on April 19, 2000, at 11:15 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                       NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
                       Date


                       Signature(s) (Title(s), if applicable)
                       PLEASE SIGN, DATE, AND RETURN
                       PROMPTLY IN ENCLOSED ENVELOPE

 CUSIP # 315917807/fund #262
 CUSIP # 315917401/fund #289
 CUSIP # 315917609/fund #689   CUSIP # 315917872/fund #525   CUSIP #
315917302/fund #089

Please refer to the Proxy Statement discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
----------------------------------------------------------------------
_____________________________________________________________________

1.  To approve an Agreement and     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    Plan of Reorganization
    between Fidelity Advisor
    Intermediate Municipal
    Income Fund and Fidelity
    Advisor Municipal Income Fund.


MET-PXC-0200 CUSIP # 315917807/fund #262
 CUSIP # 315917401/fund #289
 CUSIP # 315917609/fund #689   CUSIP # 315917872/fund #525   CUSIP #
315917302/fund #089

FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND
A FUND OF
FIDELITY ADVISOR SERIES II

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109

CLASS A, CLASS T, CLASS B, CLASS C, AND INSTITUTIONAL CLASS
1-800-522-7297

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

 To the Shareholders of Fidelity Advisor Intermediate Municipal Income
Fund:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Intermediate Municipal Income Fund will be held at an office of Fidelity Advisor Series II (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on April 19, 2000, at 11:15 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 (1) To approve an Agreement and Plan of Reorganization between Fidelity Advisor Intermediate Municipal Income Fund and Fidelity Advisor Municipal Income Fund, another fund of the trust, providing for the transfer of all of the assets of Fidelity Advisor Intermediate Municipal Income Fund to Fidelity Advisor Municipal Income Fund in exchange solely for shares of beneficial interest in Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Advisor Municipal Income Fund and the assumption by Fidelity Advisor Municipal Income Fund of Fidelity Advisor Intermediate Municipal Income Fund's liabilities, followed by the distribution of such shares to shareholders of the corresponding class of Fidelity Advisor Intermediate Municipal Income Fund in liquidation of Fidelity Advisor Intermediate Municipal Income Fund.

 The Board of Trustees has fixed the close of business on February 23, 2000 as the record date for the determination of the shareholders of Fidelity Advisor Intermediate Municipal Income Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

February 23, 2000
YOUR VOTE IS IMPORTANT -

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

 REGISTRATION  VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer
       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee u/t/d  Ann B. Collins, Trustee
       12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft
       f/b/o Anthony B. Craft, Jr.
       UGMA


FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND
A FUND OF
FIDELITY ADVISOR SERIES II

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297

PROXY STATEMENT AND PROSPECTUS
FEBRUARY 23, 2000

 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Fidelity Advisor Intermediate Municipal Income Fund (Intermediate Municipal), a fund of Fidelity Advisor Series II (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Intermediate Municipal and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, April 19, 2000, at 11:15 a.m. Eastern time at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust.

 As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Intermediate Municipal would transfer all of its assets to Fidelity Advisor Municipal Income Fund (Municipal Income), another fund of the trust, in exchange solely for shares of beneficial interest of Class A, Class T, Class B, Class C, and Institutional Class shares of Municipal Income and the assumption by Municipal Income of Intermediate Municipal's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the outstanding shares of Class A, Class T, Class B, Class C, and Institutional Class of Intermediate Municipal and the corresponding class of Municipal Income at the time of the exchange. As provided in the Agreement, Intermediate Municipal will distribute Class A, Class T, Class B, Class C, and Institutional Class shares of Municipal Income to its shareholders of the corresponding class in liquidation of Intermediate Municipal on May 25, 2000, or such other date as the parties may agree (the Closing Date). Shareholders of Class A, Class T, Class B, Class C, and Institutional Class of Intermediate Municipal will receive shares of the corresponding class of Municipal Income equal in value to the shares of Intermediate Municipal they are surrendering, based upon the relative net asset values of Class A (Intermediate Municipal) to Class A (Municipal Income), Class T (Intermediate Municipal) to Class T (Municipal Income), Class B (Intermediate Municipal) to Class B (Municipal Income), Class C (Intermediate Municipal) to Class C (Municipal Income), and Institutional Classs (Intermediate Municipal) to Institutional Class (Municipal Income), respectively, as of the Closing Date.

  Municipal Income, a municipal bond fund, is a diversified fund of Fidelity Advisor Series II, an open-end management investment company organized as a Massachusetts business trust on April 23, 1986. Municipal Income's investment objective is to seek to provide a high current yield exempt from federal income tax. Municipal Income normally invests at leasts 80% of its assets in municipal securities whose interest is exempt from federal income tax.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Municipal Income that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated February 23, 2000 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectuses dated December 29, 1999, which offers shares of Municipal Income. The Statement of Additional Information for Class A, Class T, Class B, Class C, and Institutional Class of Municipal Income dated December 29, 1999 [and supplemented January 4, 2000,] is available upon request. Attachment 1 contains excerpts from the Annual Reports of Class A, Class T, Class B, Class C, and Institutional Class of Municipal Income, dated October 31, 1999. The financial statements and financial highlights for Intermediate Municipal for the fiscal year ended October 31, 1999, and report of the auditor are incorporated herein by reference. The Prospectuses and Statement of Additional Information for Municipal Income have been filed with the SEC and are incorporated herein by reference. Prospectuses and Statement of Additional Information for Intermediate Municipal, both dated December 29, 1999 [and supplemented (date)], have been filed with the SEC. Copies of documents for Municipal Income may be obtained without charge by contacting the trust at Client Services at 1-800-843-3001. Copies of documents for Intermediate Municipal are available on the SEC's Internet Web site (http://www.sec.gov) or by paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

TABLE OF CONTENTS

Voting Information                                                   2
Synopsis                                                             7
Comparison of Other Policies of The Funds                           20
Comparison of Principal Risk Factors                                24
The Proposed Transaction                                            27
Additional Information About Municipal Income                       33
Miscellaneous                                                       38
Attachment 1. Excerpts from the Annual Reports of Municipal Income
Dated October 31, 1999                                              39
Attachment 2. Intermediate Municipal - Supplemental Information     44
Exhibit 1. Form of Agreement and Plan of Reorganization
between Fidelity Advisor Intermediate Municipal Fund and
    Fidelity Advisor Municipal Income Fund                          73

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND
A FUND OF
FIDELITY ADVISOR SERIES II
TO BE HELD ON APRIL 19, 2000
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297

VOTING INFORMATION

 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series II (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Intermediate Municipal Income Fund (Intermediate Municipal) and at any adjournments thereof (the Meeting), to be held on Wednesday, April 19, 2000 at 11:15 a.m. Eastern Time at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about February 23, 2000. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $2,100. Intermediate Municipal may also arrange to have votes recorded by telephone. D.F King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $1,950. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' indentities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

 The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the fund, provided the expenses do not exceed the fund's voluntary annual expense caps for Class A, Class T, Class B, Class C, and Institutional Class of 0.85%, 0.90%, 1.60%, 1.70%, and 0.70%, respectively. Expenses exceeding each class's voluntary expense cap will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. [The Custodian will vote fund shares for which it has not received such instructions in the same proportion as it votes the shares held in IRAs for which it has received instructions, but only to the extent necessary for the fund to reach quorum. Accordingly, if Fidelity IRA shareholders do not vote their shares, the Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the Meeting.]

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each class of Intermediate Municipal and Municipal Income issued and outstanding as of November 30, 1999 are listed below.
Intermediate Municipal

Class A                 276,301.86

Class T                 4,815,956.27

Class B                 1,012,821.74

Class C                 243,457.76

Institutional Class     585,457.76

Municipal Income

Class A                 912,843.37

Class T                 27,825,688.43

Class B                 5,394,659.173

Class C                 1,152,630.199

Institutional Class     295,846.939

 Intermediate Municipal shareholders of record at the close of business on February 23, 2000 will be entitled to vote at the Meeting. Approval of the Reorganization will be determined by the shareholders of each class of Intermediate Municipal voting in the aggregate rather than by each class separately. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

  As of November 30, 1999, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares. As of November 30, 1999, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares. As of November 30, 1999, the following owned of record or beneficially 5% or more of each fund or a class's outstanding shares:

 Fidelity Advisor Intermediate Municipal Income Fund: Class A:
PaineWebber, Inc., New York, NY (19.42%); BMA Financial Services,
Inc., Westwood, KS (17.36%); The Guardian, Phoenix, AZ (10.44%);
Southwest Securities, Dallas, TX (8.70%).

 Fidelity Advisor Intermediate Municipal Income Fund: Class T:
SunAmerica, New York, NY (7.78%); Aetna Inc., Torrance, CA (5.93%); Citigroup, Inc., New York, NY (5.56%).

 Fidelity Advisor Intermediate Municipal Income Fund: Class B:
Merrill, Lynch, Pierce, Fenner and Smith, Jacksonville, FL, (13.33%); Prudential, New York, NY (6.20%).

 Fidelity Advisor Intermediate Municipal Income Fund: Class C:
Merrill, Lynch, Pierce, Fenner, and Smith, Jacksonville, FL (13.85%); PaineWebber, Inc., New York, NY (10.07%); First Union Corp., Roanoke, VA (9.54%); Allmerica Financial Corp., Worcester, MA (9.40%); Terra Securities Corporation, Springfield, IL (7.20%); First Allied Securities, San Diego, CA (6.43%); Investacorp, Inc., Amherst, NH (5.61%).

 Fidelity Advisor Intermediate Municipal Income Fund: Institutional
Class: Drovers & Mechanics Bank, York, PA (17.59%); South Holland Bancorp, South Holland, IL (9.27%); Laird Norton Company, Seattle, WA (9.15%); First National Bank of Springdale, Springdale, AR (8.95%); Wells Fargo Bank, San Francisco, CA (8.10%); Citizen's National Bank of Evansville, IN (6.30%).

 Fidelity Advisor Municipal Income Fund: Class A: Raymond James
Financial Services, Inc., Saint Petersburg, FL (9.26%).

 Fidelity Advisor Municipal Income Fund: Class T: Citigroup, Inc., New York, NY (8.44%); A.G. Edwards & Sons Inc., Saint Louis, MO (6.50%).

 Fidelity Advisor Municipal Income Fund: Class B: Merrill, Lynch,
Pierce, Fenner and Smith, Jacksonville, FL (9.76%).

 Fidelity Advisor Municipal Income Fund: Class C: Merrill, Lynch,
Pierce, Fenner and Smith, Jacksonville, FL (18.75%); Citigroup, Inc., New York, NY (5.62%).

 Fidelity Advisor Municipal Income Fund: Class Institutional Class:
Tompkins County Trust Company, Ithaca, NY (11.81%); Century Bank & Trust, Rochester, PA (10.73%); Grand Premier Trust Services, Freeport, IL (8.63%); Arvest Trust Company, Rogers, AR (6.77%); Invest Financial Corporation, Indianapolis, IN (5.52%).

 As of November 30, 1999, the following owned of record or beneficially 5% or more of Fidelity Advisor Municipal Income Fund's outstanding shares: Citigroup, Inc., New York, NY (6.78%).

 To the knowledge of the trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of any class or of either fund on that date. If the Reorganization became effective on November 30, 1999, Citigroup, Inc. of New York, NY would have owned of record or beneficially 5% or more of the outstanding classes of the combined fund.

 It is anticipated that the following shareholders will own of record or beneficially 5% or more of the outstanding classes of Fidelity
Advisor Municipal Income Fund as a result of the Reorganization:

 Fidelity Advisor Municipal Income Fund Class A: Raymond James, St. Petersburg, FL (7.33%).

 Fidelity Advisor Municipal Income Fund Class T: Citigroup, Inc., New York, NY (7.34%); A.G. Edwards, St. Louis, MO (5.66%).

 Fidelity Advisor Municipal Income Fund Class B: Merrill, Lynch,
Pierce, Fenner and Smith, Jacksonville, FL (10.26%).

 Fidelity Advisor Municipal Income Fund Class C: Merrill, Lynch,
Pierce, Fenner and Smith, Jacksonville, FL (17.99%).

 Fidelity Advisor Municipal Income Fund Institutional Class: Drovers & Mechanic Bank, York, PA (11.13%); South Holland Bancorp, South
Holland, IL (5.86%); Laird Norton Company, Seattle, WA (5.79%); First National Bank of Springdale, Springdale, AR (5.66%); Wells Fargo Bank, San Francisco, CA (5.12%).

VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF INTERMEDIATE MUNICIPAL. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

SYNOPSIS

 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Intermediate Municipal and Municipal Income. The Prospectuses of Municipal Income are incorporated by this reference. Shareholders should read the entire Proxy Statement and the applicable Prospectus of Municipal Income carefully for more complete information.

 The proposed reorganization (the Reorganization) would merge Intermediate Municipal into Municipal Income, a municipal bond fund also managed by FMR. If the Reorganization is approved, Intermediate Municipal will cease to exist and current Class A, Class T, Class B, Class C, and Institutional Class shareholders of the fund will become shareholders of the corresponding class of Municipal Income instead. Approval of the Reorganization will be determined solely by approval of the shareholders of each class of Intermediate Municipal voting in the aggregate rather than by vote of each class separately.

INVESTMENT OBJECTIVES AND POLICIES

 Each fund is managed similarly, however, Intermediate Municipal has a more conservative objective and a shorter maturity than Municipal Income. Intermediate Municipal seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital. Municipal Income seeks to provide a high current yield exempt from federal income tax.

 Each fund normally invests at least 80% of assets in municipal securities whose interest is exempt from federal income tax. Each fund may invest all of its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

 Intermediate Municipal normally maintains a dollar-weighted average maturity between three and 10 years and is managed to have similar overall interest rate risk to the Lehman Brothers 1-17 Year Municipal Bond Index. Municipal Income is managed to have overall interest rate risk similar to the Lehman Brothers 3 Plus Year Municipal Bond Index. As of October 31, 1999, the dollar-weighted average maturity for Intermediate Municipal and Municipal Income was 7.2 years and 12.9 years, respectively.

EXPENSE AND SALES LOAD STRUCTURES

 Intermediate Municipal and Municipal Income have similar expense structures. Each fund pays a management fee. In addition, certain classes of each fund pay distribution fees and each class of each fund pays other expenses. The sum of the management fee, the distribution fee (if applicable), and other expenses is a class's gross expenses. FMR has voluntarily agreed to reimburse the gross expenses of each class of each fund to the extent that they exceed a voluntary expense cap applicable to that class. As of October 31, 1999, the gross expenses of each class of Municipal Income were below the voluntary expense cap. The funds also have different load and contingent deferred sales charge (CDSC) structures.

 The Reorganization would provide Intermediate Municipal shareholders with a fund with lower total expenses for each class.

 MANAGEMENT FEE

 Each fund pays the same management fee. The management fee is the same for all classes of shares of a fund.

 DISTRIBUTION FEES

 Each fund offers five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class.

 Class A, Class T, Class B, Class C, and Institutional Class of each fund have adopted a Distribution and Service Plan (the Plans) pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the 1940 Act).

 [Under the Plans, Class A, Class T, Class B, and Class C of each fund are authorized to pay Fidelity Distributors Corporation (FDC) a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class A, Class T, Class B, and Class C shares.]

 Class A of each fund may pay FDC a distribution fee at an annual rate of 0.40% of its average net assets throughout the month, or such lesser amount as the fund's Board of Trustees may determine from time to time. Class A of both Intermediate Municipal and Municipal Income currently pays a distribution fee of 0.15% of its average net assets throughout the month.

 Class T of each fund may pay FDC a distribution fee at an annual rate of 0.40% of its average net assets throughout the month, or such lesser amount as the fund's Board of Trustees may determine from time to time. Class T of both Intermediate Municipal and Municipal Income currently pays a distribution fee of 0.25% of its average net assets throughout the month.

 Class B of each fund may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets throughout the month, or such lesser amount as the fund's Board of Trustees may determine from time to time. Class B of both Intermediate Municipal and Municipal Income currently pays a distribution fee at an annual rate of 0.65% of its average net assets throughout the month.

 Class C of each fund currently pays FDC a distribution fee at an annual rate of 0.75% of its average net assets throughout the month.

 In addition, Class B and Class C of each fund pay FDC a monthly service fee at an annual rate of 0.25% of the respective class's average net assets throughout the month for providing shareholder support services.

 Institutional Class of both Intermediate Municipal and Municipal
Income does not pay a distribution fee.

 The Distribution and Service Plan of each class specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources (not from a fund's or class's assets) to compensate financial intermediaries (including FDC) for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services, including payments made to intermediaries that provide those services.

 TOTAL OPERATING EXPENSES AND EXPENSE REIMBURSEMENT

 In addition to management fees and distribution fees, there are also other operating expenses such as legal, audit, custodian, transfer agency, dividend disbursing, and shareholder servicing expenses. Such expenses are paid by each class of each fund.

 FMR has voluntarily agreed to reimburse each class of each fund to the extent that total operating expenses, as a percentage of their respective net assets, exceed a voluntary expense cap (excluding interest, taxes, brokerage commissions, and extraordinary expenses). The table below shows each class's expense cap, which differ across classes of each fund, and operating expenses, as of October 31, 1999.

                     Intermediate Municipal      Municipal Income   Expense
                     Expense Caps                Caps

Class A              0.85%                       0.90%

Class T              0.90%                       1.00%

Class B              1.60%                       1.65%

Class C              1.70%                       1.75%

Institutional Class  0.70%                       0.75%

                     Intermediate Municipal      Municipal Income   Operating
                     Operating Expenses (before  Expenses
                     reimbursement)

Class A              1.00%                       0.72%

Class T              1.07%                       0.81%

Class B              1.71%                       1.46%

Class C              1.85%                       1.56%

Institutional Class  0.84%                       0.60%

 As shown in the above tables, the expenses paid by each class of Municipal Income are lower than those paid by the corresponding class of Intermediate Municipal.

 SALES LOADS

 Class A and Class T of each fund have a front-end sales load. Class B and Class C of each fund have a CDSC. Institutional Class of each fund has neither a front-end sales load nor a CDSC. Class A and Class T of Intermediate Municipal have maximum sales loads of 3.75% and 2.75%, respectively. Class A and Class T of Municipal Income have maximum sales loads of 4.75% and 3.50%, respectively.

 For both Intermediate Municipal and Municipal Income, on eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, and (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Any assets on which a finder's fee was paid will bear a CDSC if they do not remain in Class A or Class T shares of Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund, for a period of at least one uninterrupted year.

 Class B and Class C shares of each fund may, upon redemption, be assessed a CDSC. The CDSC for Class B shares of Intermediate Municipal declines over three years from 3% to 0%. After a holding period of four years, Class B shares of Intermediate Municipal will convert automatically to Class A shares of Intermediate Municipal. The CDSC for Class B shares of Municipal Income declines over six years from 5% to 0%. After a holding period of seven years, Class B shares of Municipal Income will convert automatically to Class A shares of Municipal Income. Class C shares of each fund redeemed within one year of purchase are assessed a CDSC of 1.00%.

 Existing Class A, Class T, Class B, and Class C shares of Intermediate Municipal will retain their CDSC schedule (including a finder's fee CDSC) and conversion and holding periods after the merger. Additional purchases of shares following the merger will be subject to higher loads, CDSCs and longer conversion and holding periods, as applicable.

THE PROPOSED REORGANIZATION

 Shareholders of Intermediate Municipal will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Municipal Income of all of the assets of Intermediate Municipal in exchange solely for Class A, Class T, Class B, Class C, and Institutional Class shares of Municipal Income (Municipal Income Class Shares) and the assumption by Municipal Income of the liabilities of Intermediate Municipal. Intermediate Municipal will then distribute Municipal Income Class Shares to its shareholders of the corresponding class, so that each shareholder will receive the number of full and fractional Municipal Income Class Shares equal in value to the net asset value of the shareholder's shares of the corresponding class of Intermediate Municipal on the Closing Date (defined below). The exchange of Intermediate Municipal's assets for Municipal Income Class Shares will occur as of the close of business of the New York Stock Exchange (NYSE) on May 25, 2000, or such other time and date as the parties may agree (the Closing Date). Intermediate Municipal will then be liquidated as soon as practicable thereafter. Approval of the Reorganization will be determined solely by approval of the shareholders of each class of Intermediate Municipal voting in aggregate rather than by vote of each class separately.

 The funds have received an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for federal income tax purposes either to Intermediate Municipal, or Municipal Income or to the shareholders of either fund. The rights and privileges of the former shareholders of Intermediate Municipal will be effectively unchanged by the Reorganization.

 The Board of Trustees believes that the Reorganization would benefit Intermediate Municipal's shareholders and recommends that shareholders vote in favor of the Reorganization.

COMPARATIVE FEE TABLES

 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month. Each fund's management fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by each fund's monthly average net assets throughout the month. The group fee rate is based on the average net assets of all the mutual funds advised by FMR.

 In addition to the management fee payable by the funds, each class of each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The expenses of each class of Municipal Income are below current expense caps and are not being reimbursed. The expenses of each class of Intermediate Municipal exceed the respective current expense caps; therefore, FMR reimburses each class of the fund to the extent its total operating expenses exceed its expense caps. As indicated in the table below, Municipal Income's actual class expenses are significantly lower than the corresponding class expenses of Intermediate Municipal after reimbursement.

 The following tables show (i) the shareholder transaction expenses that each shareholder of each class of Intermediate Municipal and Municipal Income currently incurs, and the shareholder expenses that shareholders of each class of the combined fund will incur after giving effect to the Reorganization, and (ii) the current fees and expenses of Class A, Class T, Class B, Class C, and Institutional Class of Intermediate Municipal and Municipal Income for the year ended October 31, 1999, excluding the effect of FMR's voluntary expense limitation for Class A, Class T, Class B, Class C, and Institutional Class for Intermediate Municipal, and pro forma fees for the combined fund and classes based on the same time period after giving effect to the Reorganization.

 If shareholders approve the Reorganization, the combined fund will retain Municipal Income's expense structure, requiring payment by each class of a management fee and other operating expenses for each class. If the proposed Reorganization is not approved, Intermediate Municipal will maintain its current fee structure. For more information about the current fees for Intermediate Municipal, see Attachment 2. For more information about the current fees for Municipal Income, refer to its applicable Prospectus.

SHAREHOLDER TRANSACTION AND ANNUAL CLASS OPERATING EXPENSES

 Shareholder transaction expenses are charges that shareholders may pay when they buy, hold, or sell Class A, Class T, Class B, Class C, and Institutional Class shares of a fund.

 Annual class operating expenses are paid out of each class's assets. Expenses are factored into each class's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of each class as of October 31, 1999, and are calculated as a percentage of average net assets of the applicable class of each fund. The figures for the combined fund are estimated, based on historical expenses, adjusted to reflect current fees, of each class of Intermediate Municipal and Municipal Income as of October 31, 1999, and are calculated as a percentage of average net assets of the applicable class of the combined fund. The following figures for Intermediate Municipal do not reflect the effect of any expense reimbursement on each class as of October 31, 1999.

CLASS A

                               Intermediate Municipal  MunicipalIncome  Combined Fund

Maximum sales charge on             3.75%A                  4.75%A           4.75%A
purchases (as a % of
offering price)

Maximum CDSC (as a % of the          noneB                   noneB            noneB
lesser of original purchase
price or redemption proceeds)

Sales charge (load) on              none                    none             none
reinvested distributions


A LOWER FRONT-END SALES CHARGE FOR CLASS A MAY BE AVAILABLE WITH
PURCHASE OF $50,000 OR MORE.

B A CDSC OF 0.25% IS ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES ON WHICH A FINDER'S FEE WAS PAID.

                                Intermediate        Municipal  Municipal     Income  CombinedFund


Management fee                       0.38%                          0.38%                 0.38%

Distribution and Service             0.15%                          0.15%                 0.15%
(12b-1) fee

Other expenses                       0.47%                          0.19%                 0.19%

TOTAL CLASS OPERATING EXPENSES       1.00%A                         0.72%B                0.72%B


A EFFECTIVE DECEMBER 1, 1998, FMR HAS VOLUNTARILY AGREED TO REIMBURSE CLASS A OF INTERMEDIATE MUNICIPAL TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.85%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

B EFFECTIVE AUGUST 30, 1996, FMR HAS VOLUNTARILY AGREED TO REIMBURSE CLASS A OF MUNICIPAL INCOME TO THE EXTENT THAT TOTAL OPERATING
EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND
EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.90%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

CLASS T

                               Intermediate Municipal  MunicipalIncome  Combined Fund

Maximum sales charge on             2.75%A                  3.50%A           3.50%A
purchases (as a % of
offering price)

Maximum CDSC (as a % of the          noneB                   noneB            noneB
lesser of original purchase
price or redemption proceeds)

Sales charge (load) on              none                    none             none
reinvested distributions


A LOWER FRONT-END SALES CHARGE FOR CLASS T MAY BE AVAILABLE WITH
PURCHASE OF $50,000 OR MORE.

B A CDSC OF 0.25% IS ASSESSED ON CERTAIN REDEMPTIONS OF CLASS T SHARES ON WHICH A FINDER'S FEE WAS PAID.

                                Intermediate Municipal  Municipal     Income  CombinedFund

Management fee                       0.38%                   0.38%                 0.38%

Distribution and Service             0.25%                   0.25%                 0.25%
(12b-1) fee

Other expenses                       0.44%                   0.18%                 0.17%

TOTAL CLASS OPERATING EXPENSES       1.07%A                  0.81%B                0.80%B


A EFFECTIVE MAY 29, 1998, FMR HAS VOLUNTARILY AGREED TO REIMBURSE CLASS T OF INTERMEDIATE MUNICIPAL TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.90%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

B EFFECTIVE JULY 1, 1995, FMR HAS VOLUNTARILY AGREED TO REIMBURSE
CLASS T OF MUNICIPAL INCOME TO THE EXTENT THAT TOTAL OPERATING
EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND
EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 1.00%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

CLASS B

                               Intermediate Municipal  MunicipalIncome  Combined Fund

Maximum sales charge on             none                    none             none
purchases (as a % of
offering price)

Maximum CDSC (as a % of the          3.00%A                  5.00%B           5.00%B
lesser of original purchase
price or redemption proceeds)

Sales charge (load) on              none                    none             none
reinvested distributions


A DECLINES OVER 3 YEARS FROM 3.00% TO 0%.

B DECLINES OVER 6 YEARS FROM 5.00% TO 0%.

                                Intermediate Municipal    Municipal     Income  CombinedFund

Management fee                        0.38%                   0.38%                  0.38%

Distribution and Service              0.90%                   0.90%                  0.90%
(12b-1) fee (including 0.25%
Service fee)

Other expenses                        0.43%                   0.18%                  0.17%

TOTAL CLASS OPERATING EXPENSES       1.71%A                   1.46%B                 1.45%B


A EFFECTIVE DECEMBER 1, 1998, FMR HAS VOLUNTARILY AGREED TO REIMBURSE CLASS B OF INTERMEDIATE MUNICIPAL TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 1.60%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

B EFFECTIVE JANUARY 1, 1996, FMR HAS VOLUNTARILY AGREED TO REIMBURSE CLASS B OF MUNICIPAL INCOME TO THE EXTENT THAT TOTAL OPERATING
EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND
EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 1.65%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

CLASS C

                               Intermediate Municipal  MunicipalIncome  Combined Fund

Maximum sales charge on              none                    none             none
purchases (as a % of
offering price)

Maximum CDSC (as a % of the           1.00%A                  1.00A            1.00A
lesser of original purchase
price or redemption proceeds)

Sales charge (load) on               none                    none             none
reinvested distributions


A ON CLASS C SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

                                Intermediate Municipal   Municipal    Income  CombinedFund

Management fee                       0.38%                   0.38%                 0.38%

Distribution and Service             1.00%                   1.00%                 1.00%
(12b-1) fee (including 0.25%
Service fee)

Other expenses                       0.47%                   0.18%                 0.18%

TOTAL CLASS OPERATING EXPENSES       1.85%A                  1.56%B                1.56%B


A EFFECTIVE DECEMBER 1, 1998, FMR HAS VOLUNTARILY AGREED TO REIMBURSE CLASS C OF INTERMEDIATE MUNICIPAL TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 1.70%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

B EFFECTIVE NOVEMBER 1, 1997, FMR HAS VOLUNTARILY AGREED TO REIMBURSE CLASS C OF MUNICIPAL INCOME TO THE EXTENT THAT TOTAL OPERATING
EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND
EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 1.75%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

INSTITUTIONAL CLASS

                                Intermediate Municipal  MunicipalIncome       Combined Fund

Sales charge (load) on                none                    none                  none
purchases and reinvested
distributions

Deferred sales charge (load)          none                    none                  none
on redemptions

                                Intermediate Municipal  Municipal     Income  CombinedFund

Management fee                       0.38%                    0.38%                  0.38%

Distribution and Service             none                     none                   none
(12b-1) fee

Other expenses                       0.46%                    0.22%                  0.21%

TOTAL CLASS OPERATING EXPENSES       0.84%A                   0.60%B                 0.59%B


A EFFECTIVE DECEMBER 1, 1998, FMR HAS VOLUNTARILY AGREED TO REIMBURSE INSTITUTIONAL CLASS OF INTERMEDIATE MUNICIPAL TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.70%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

B EFFECTIVE JULY 1, 1995, FMR HAS VOLUNTARILY AGREED TO REIMBURSE INSTITUTIONAL CLASS OF MUNICIPAL INCOME TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.75%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

EXAMPLES OF EFFECT OF FUND EXPENSES

 The following table illustrates the expenses on a hypothetical $10,000 investment in each class of each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return. Total expenses shown below include shareholder transaction expenses, such as the current maximum front-end sales charge or maximum CDSC, as applicable, on shares of each class of each fund, and a class's annual operating expenses. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and if you leave your account open:


                              After 1 Year                   After 3 Years                   After 5 Years


                              Account Open  Account Closed   Account Open   Account Closed   Account Open   Account Closed


Intermediate Municipal:       $473          $473             $681           $681             $907           $907

Class A


     Class T                  $381          $381             $606           $606             $849           $849


     Class B                   $174         $474A            $539           $639A            $846B          $846B


     Class C                  $188          $288A            $582           $582             $1001          $1,001


     Institutional Class      $86           $86              $268           $268             $466           $466


Municipal Income:

     Class A                  $545          $545             $694           $694             $857           $857


     Class T                  $430          $430             $600           $600             $784           $784


     Class B                  $149          $649A            $462           $762A            $797           $997A


     Class C                  $159          $259A            $493           $493             $850           $850


     Institutional Class      $61           $61              $192           $192             $335           $335


Combined Fund

     Class A                  $545          $545             $694           $694             $857           $857


     Class T                  $429          $429             $597           $597             $779           $779


     Class B                  $148          $648A            $459           $759A            $792           $992A


     Class C                  $159          $259A            $493           $493             $850           $850


     Institutional Class      $60           $60              $189           $189             $329           $329




                              After 10 Years

                              Account Open    Account Closed

Intermediate Municipal:       $1,554          $1,554
Class A

     Class T                  $1,545          $1,545

     Class B                  $1,500B         $1,500B

     Class C                  $2,169          $2,169

     Institutional Class      $1,037          $1,037

Municipal Income:
     Class A                  $1,327          $1,327

     Class T                  $1,317          $1,317

     Class B                  $1,451C         $1,451C

     Class C                  $1,856          $1,856

     Institutional Class      $750            $750

Combined Fund
     Class A                  $1,327          $1,327

     Class T                  $1,305          $1,305

     Class B                  $1,444C         $1,444C

     Class C                  $1,856          $1,856

     Institutional Class      $738            $738


A REFLECTS DEDUCTION OF APPLICABLE CDSC.

B REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER A
MAXIMUM OF FOUR YEARS.

C REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER A
MAXIMUM OF SEVEN YEARS.

 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Shareholder Transaction and Annual Class Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any class.

FORMS OF ORGANIZATION

 Intermediate Municipal and Municipal Income are diversified funds of Fidelity Advisor Series II, an open-end management investment company organized as a Massachusetts business trust on April 23, 1986. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of the same Massachusetts trust, organized under the same Declaration of Trust, the rights of the security holders of Intermediate Municipal under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of Municipal Income's Statement of Additional Information (SAI) called "Description of the Trust."

INVESTMENT OBJECTIVES AND POLICIES

 Intermediate Municipal and Municipal Income have substantially similar investment strategies. Each fund is managed similarly, however, Intermediate Municipal has a more conservative investment objective than Municipal Income. Intermediate Municipal seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital. Municipal Income seeks to provide a high current yield exempt from federal income tax.

 Each fund normally invests at least 80% of total assets in investment-grade municipal debt securities (those of medium and high quality) whose interest is exempt from federal income tax. However, each fund may invest all of its assets in municipal securities whose interest is subject to the federal alternative minimum tax. In addition, each fund potentially invests more than 25% of its total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation and utilities. Each fund's assets are allocated among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities, depending on the relative value of each sector and maturity. In buying and selling securities, each security's structural features and current price compared to its its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer are analyzed. Each fund may use different techniques, such as buying and selling futures contracts, to increase or decrease each fund's exposure to factors that affect security values. If a fund's strategies do not work as intended, that fund may not achieve its objective.

 The funds differ in the their average maturities and their benchmark indexes. Intermediate Municipal normally maintains a dollar-weighted average maturity between three and 10 years and its benchmark index is the Lehman Brothers 1-17 Year Municipal Bond Index, a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. Municipal Income has no set average maturity policy and its benchmark is the Lehman Brothers 3 Plus Year Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of three years or more. As of October 31, 1999, the dollar-weighted average maturities of Intermediate Municipal and Municipal Income were 7.2 years and 12.9 years, respectively.

 Each fund can currently invest all of its assets in municipal securities whose interest is subject to the federal alternative minimum tax. As of October 31, 1999, 12.14% of Intermediate
Municipal's and 18.03% of Municipal Income's exempt-interest dividends were subject to the federal alternative minimum tax.

 Certain policies of each fund are fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. As a matter of fundamental policy, Intermediate Municipal seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital. As a matter of fundamental policy, Municipal Income seeks to provide a high current yield by investing in a diversified portfolio of municipal obligations whose interest is not included in gross income for purposes of calculating federal income tax. In addition, as a matter of fundamental policy, each fund normally invests at least 80% of its assets in securities whose interest is exempt from federal income tax. There can be no assurance that either fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders.

PERFORMANCE COMPARISONS OF THE FUNDS

 The following table compares the funds' annual total returns for the periods indicated (excluding the effect of sales loads) for Class T of each fund. Please note that total returns are based on past results and are not an indication of future performance.
Annual Total Returns for

Class T

(periods ended December 31)*

                          1996   1997    1998    1999**

Intermediate Municipal    3.89%  7.80%   5.08%  -1.50%

Municipal Income          2.95%  10.13%  6.22%  -2.93%

* Excluding sales charges.

** Through October 31, 1999.

 The following table compares the cumulative total returns for Class T of Intermediate Municipal to those for Class T of Municipal Income for the periods indicated (excluding the effect of sales loads). Please note that total returns are based on past results and are not an indication of future performance.
Cumulative Total Returns for

Class T

(periods ended October 31,

1999)*

                          1 year  3 years

Intermediate Municipal    -1.11%  13.07%

Municipal Income          -2.53%  14.78%

* Excluding sales charges.

 If FMR had not reimbursed certain class expenses, the total returns for Class T of Intermediate Municipal would have been lower.

 The tables above show that Municipal Income has generally experienced slightly higher returns than Intermediate Municipal in recent years, although Municipal Income's longer maturity may also involve greater volatility and interest rate risk. The differential in performance can be attributed primarily to the funds' historical differences in portfolio holdings resulting from differences in investment policies regarding average maturity. See "Comparison of Principal Risk Factors" for more information on average maturity.

 The following graph shows the value of a hypothetical $10,000 investment in Class T of each fund made on January 1, 1996, assuming all distributions are reinvested. The graph compares the cumulative returns of Class T of each fund on a monthly basis from January 1, 1996 to October 31, 1999, and illustrates the relative volatility of their performance over shorter periods of time.

 [INSERT GRAPH]

 For additional information regarding the performance of Intermediate Municipal, see Attachment 2. For additional information regarding the performance of Municipal Income, see its applicable Prospectus.

COMPARISON OF OTHER POLICIES OF THE FUNDS

 DIVERSIFICATION. Each fund is a diversified fund. As a matter of fundamental policy, with respect to 75% of each fund's total assets, a fund may not invest more than 5% of its total assets in the securities of a single issuer, and a fund may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.

 BORROWING. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes, but not in an amount exceeding 33-1/3% of its total assets. For these purposes, each fund may borrow money from banks or from other funds advised by FMR, or through reverse repurchase agreements.

 LENDING. Neither fund currently intends to lend assets other than securities, except lending up to 15% of assets to a fund advised by FMR or an affiliate or by acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitment of the sellers. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to the fund's investment strategy. Each fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.

 For more information about the risks and restrictions associated with these policies for Intermediate Municipal, see Attachment 2. For more information about the risks and restrictions associated with these policies for Municipal Income, see its Prospectuses, and for a more detailed discussion of Municipal Income's investments, see the fund's SAI. Municipal Income's SAI and Prospectuses are incorporated herein by reference.

OPERATIONS OF MUNICIPAL INCOME FOLLOWING THE REORGANIZATION

 FMR does not expect Municipal Income to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Municipal Income in their current capacities. Christine Thompson is the current Portfolio Manager of Municipal Income.

 All of the current investments of Intermediate Municipal are permissible investments for Municipal Income. As explained above, however, Intermediate Municipal maintains a shorter average maturity than Municipal Income. If shareholders approve the Reorganization, FMR may sell certain of Intermediate Municipal's securities and invest in securities with longer maturities during the period between shareholder approval and the Closing Date. As a result, the average maturity of Intermediate Municipal may exceed its average maturity policy of between three and 10 years during that period. Transaction costs associated with portfolio adjustments to Intermediate Municipal and Municipal Income that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Municipal Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

PURCHASES AND REDEMPTIONS

 Each fund is open for business each day the NYSE is open.

 Except for the differences in sales charges across classes, the purchase policies for Class A, Class T, Class B, Class C, and Institutional Class of Intermediate Municipal and Municipal Income are identical. The redemption policies for each class of both funds are also identical, with the exception for the differences in CDSCs across classes.

 The price to buy one share of Class A or Class T of each fund is the class's offering price or the class's net asset value (NAV), depending on whether you pay a front-end sales charge. The offering price of Class A or Class T is its NAV divided by the difference between one and the applicable front-end sales charge percentage. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the applicable fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

 The price to buy one share of Class B, Class C, or Institutional
Class is the class's NAV.

 Shares are purchased at the next offering price or NAV, as applicable, calculated after your investment is received in proper form. A class's NAV is the value of a single share. Each class's NAV is normally calculated each business day at 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (the SEC).

 To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of a fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

 Each fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

 The price to sell one share of each class of each fund is the class's NAV, minus any applicable CDSC. Any applicable CDSC is calculated based on the original redemption amount. Shares will be sold at the next NAV, minus any applicable CDSC, calculated after your order is received in proper form, normally calculated each business day at 4:00 p.m. Eastern time. Shareholders of Class B of Intermediate Municipal may, upon redemption, be assessed a CDSC which declines over 3 years from 3.00% to 0%.

 Shareholders of Class B of Municipal Income may, upon redemption, be assessed a CDSC which declines over 6 years from 5.00% to 0%. Shareholders of Class C of both funds may, upon redemption, be assessed a CDSC of 1.00% if they redeem within one year of the purchase date. For Class A purchases of both funds in the amount of $25 million or more, Class T purchases of both funds in the amount of $1 million or more, investment professionals will be compensated with a finder's fee at the rate of 0.25% of the purchase amount. Any assets on which a finder's fee was paid will bear a CDSC of 0.25% if they do not remain in Class A or Class T shares of the Fidelity Advisor Funds, or Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund, for a period of at least one uninterrupted year.

 It is the responsibility of your investment professional to transmit your order to buy or sell shares to Fidelity before the close of business on the day you place your order.

 For each class of each fund, the minimum initial investment amount is $2,500 and the minimum additional investment amount is $100. The minimum investment and balance requirements for shareholders of Intermediate Municipal will remain unchanged by the fund's
Reorganization.

 On December 29, 1999, Class A, Class T, Class B, Class C, and Institutional Class of Intermediate Municipal closed to all new investments (except dividend reinvestments), pending the Reorganization. Shareholders of each class of Intermediate Municipal as of that date will no longer be able to purchase shares of each class of the fund except through the reinvestment of dividends and other distributions. Shareholders of each class of Intermediate Municipal may redeem shares through the Closing Date of the fund's Reorganization. If the Reorganization is approved, the purchase and redemption policies of the combined fund will remain unchanged.

 For additional information regarding purchases and redemptions for Intermediate Municipal, see Attachment 2. For additional information regarding purchases and redemption for Municipal Income, see its applicable Prospectus.

EXCHANGES

 An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

 The exchange privilege currently offered by each corresponding class of Intermediate Municipal and Municipal Income is the same and is not expected to change after the Reorganization. Class A and Class T shares of each fund may be exchanged for the same class of shares of other Fidelity Advisor funds at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If Class T shares of Intermediate Municipal or Municipal Income were purchased through certain investment professionals that have signed an agreement with FDC, those shareholders also have the privilege of exchanging Class T shares for shares of Fidelity Capital Appreciation Fund. Class B shares of each fund may be exchanged for the same class of shares of other Fidelity Advisor funds or Advisor B Class shares of Treasury Fund. Class C shares of each fund may be exchanged for the same class of shares of other Fidelity Advisor funds or Advisor C Class shares of Treasury Fund. Institutional Class shares of each fund may be exchanged for Institutional Class shares of other Fidelity Advisor funds or for shares of Fidelity funds. Shareholders may be limited to four exchanges per calendar year out of a fund. Neither fund currently imposes a redemption fee. Shares that are exchanged retain the CDSC schedule in effect when they were originally bought, as applicable.

 For further information regarding exchanges for Intermediate
Municipal, see Attachment 2. For further information regarding exchanges for Municipal Income, see its applicable prospectus.

DIVIDENDS AND OTHER DISTRIBUTIONS

 Each fund earns interest, dividends, and other income from its investments, and distributes substantially all of this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments and distributes these gains (less any losses) to shareholders. Each fund declares income dividends daily and pays them monthly. Each fund normally pays capital gain distributions, if any, in December. On or before the Closing Date, Intermediate Municipal may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

 Intermediate Municipal will be required to recognize gain or loss on
Section 1256 contracts held by the fund on the last day of its taxable year which is October 31. If the Reorganization is approved, gains or losses of Section 1256 contracts held on the Closing Date will be recognized on the Closing Date.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, except with respect to Section 1256 contracts, no gain or loss will be recognized by the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

 As of October 31, 1999, Intermediate Municipal and Municipal Income had net unrealized losses of approximately $846,000 and and $5,007,000, respectively. During the period between shareholder approval and the Closing Date, FMR may sell certain securities to make portfolio adjustments in connection with the Reorganization. Selling these securities may result in realization of capital gains by the selling fund, which, when distributed, would be taxable to the selling fund's shareholders.

 As of October 31, 1999, Intermediate Municipal had no capital loss carryforwards for federal income tax purposes. As of October 31, 1999, Municipal Income had a capital loss carryforward for federal income tax purposes of approximately $13,685,000. Under current federal tax law, Municipal Income may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforwards transferred by Intermediate Municipal at the time of the Reorganization ("capital loss carryforwards"). There is no assurance that Municipal Income will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to Municipal Income will expire between between October 31, 2003 and October 31, 2004.

COMPARISON OF PRINCIPAL RISK FACTORS

 Many factors affect each fund's performance. Each fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. Each fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of each fund, they could be worth more or less than what you paid for them.

 The main difference in the level of risk between the funds is the funds' interest rate risk. As noted above, Intermediate Municipal maintains a shorter average maturity than Municipal Income. FMR generally manages Intermediate Municipal so that it reacts to changes in interest rates similarly to municipal bonds with maturities between three and 10 years. Interest rate sensitivity refers to how much a fund is affected by changes in interest rates. Generally, bond prices go down when interest rates go up and vice versa. The effects of interest rate sensitivity generally are more pronounced for longer-term securities, and therefore generally more pronounced for funds which invest in longer-term securities. Thus, Municipal Income may have better performance than Intermediate Municipal during periods of falling interest rates but may have worse performance during periods of rising interest rates.

 The following factors can significantly affect each fund's performance:

MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal income tax.

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
INTERMEDIATE MUNICIPAL AND MUNICIPAL INCOME.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached at Exhibit 1 to this Proxy Statement.

 The Agreement contemplates (a) Municipal Income acquiring as of the Closing Date all of the assets of Intermediate Municipal in exchange solely for Municipal Income Class Shares in each case based on the net asset value attributable to the corresponding class of Intermediate Municipal and the assumption by Municipal Income of Intermediate Municipal's liabilities; and (b) the distribution of Municipal Income Class Shares to the shareholders of the corresponding class of Intermediate Municipal as provided for in the Agreement.

 The assets of Intermediate Municipal to be acquired by Municipal Income include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Intermediate Municipal, and any deferred or prepaid expenses shown as an asset on the books of Intermediate Municipal on the Closing Date. Municipal Income will assume from Intermediate Municipal all liabilities, debts, obligations, and duties of Intermediate Municipal of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Intermediate Municipal will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Municipal Income also will deliver to Intermediate Municipal the number of full and fractional Municipal Income Class Shares having a net asset value equal to the value of the net assets of the corresponding class of Intermediate Municipal less the liabilities of Intermediate Municipal as of the Closing Date.

 The value of Intermediate Municipal's assets to be acquired by Municipal Income and the amount of its liabilities to be assumed by Municipal Income will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Attachment 2. The net asset value per share of Municipal Income Class Shares will be determined as of the same time using the valuation procedures set forth in the then-current Prospectuses and SAI of Municipal Income.

 As of the Closing Date, Intermediate Municipal will distribute to its shareholders of record the Class A, Class T, Class B, Class C, and Institutional Class Shares of Municipal Income it received, so that each shareholder of the corresponding class of Intermediate Municipal will receive the number of full and fractional Class A, Class T, Class B, Class C, and Institutional Class shares of Municipal Income equal in value to the net asset value of shares of the corresponding class of Intermediate Municipal held by such shareholder on the Closing Date. Intermediate Municipal will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Municipal Income in the names of the Intermediate Municipal shareholders and by transferring thereto the Municipal Income Class Shares. Shareholders of Class A, Class T, Class B, Class C, and Institutional Class of Intermediate Municipal will receive shares of the corresponding class of Municipal Income equal in value to the shares of Intermediate Municipal they are surrendering, based upon the relative net asset values of Class A (Intermediate Municipal) to Class A (Municipal Income), Class T (Intermediate Municipal) to Class T (Municipal Income), Class B (Intermediate Municipal) to Class B (Municipal Income), Class C (Intermediate Municipal) to Class C (Municipal Income), and Institutional Class (Intermediate Municipal) to Institutional Class (Municipal Income), respectively, as of the Closing Date. Each Intermediate Municipal shareholder's account shall be credited with the respective number of full and fractional shares (rounded to the third decimal place) of Municipal Income due that shareholder. Municipal Income shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former Intermediate Municipal Class A, Class T, Class B, Class C, and Institutional Class shareholder will own shares of Class A, Class T, Class B, Class C, and Institutional Class, respectively, of Municipal Income equal to the net asset value of that shareholder's shares of Class A, Class T, Class B, Class C, and Institutional Class of Intermediate Municipal immediately prior to the Reorganization. The net asset value per share of each class of Municipal Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of Municipal Income Class Shares in a name other than that of the registered holder of the shares on the books of Intermediate Municipal as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Intermediate Municipal is and will continue to be its responsibility up to and including the Closing Date and such later date on which Intermediate Municipal is liquidated.

 Pursuant to its management contract with FMR, Intermediate Municipal will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided the expenses do not exceed each class's voluntary expense cap. Expenses exceeding each class's voluntary expense cap will be paid by FMR. In addition, there may be some transaction costs associated with portfolio adjustments to Intermediate Municipal and Municipal Income due to the Reorganization prior to the Closing Date which will be borne by Intermediate Municipal and Municipal Income, respectively. Any transaction costs associated with portfolio adjustments to Intermediate Municipal and Municipal Income due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Municipal Income which occur after the Closing Date will be borne by Municipal Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Federal Income Tax Considerations."

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Board of Trustees (the Board) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Board considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2)  the historical performance of each class of the funds;

 (3)  the relative expense ratios of each class of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5)  the tax consequences of the Reorganization;

 (6)  the relative size of the funds;

 (7)  the consolidation of similar funds;

 (8)  the impact of changes to the Advisor Funds' offerings on the
funds and     their shareholders; and

 (9)  the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Board at a meeting of the Board on October 14, 1999. In recommending the Reorganization, FMR advised the Board that the funds have generally similar investment policies and are generally managed similarly, except that Intermediate Municipal has a shorter maturity and a more conservative investment objective. FMR advised the Board that with its larger asset base, Municipal Income has been able to achieve lower expenses in all classes than Intermediate Municipal. FMR also advised the Board that Municipal Income's longer maturity may involve greater volatility and interest rate risk.

 The Board considered that the proposed merger would provide shareholders of Intermediate Municipal with a fund that has lower annual expenses and slightly stronger historical performance on a cumulative basis.

 The Board also considered that former shareholders of Intermediate Municipal will receive Municipal Income Class Shares equal to the value of their shares in the corresponding class of Intermediate Municipal. In addition, the Board considered that combining the funds may result in lower gross expenses.

 Finally, the Board considered the proposed Reorganization in the context of the general goal of consolidating the Advisor municipal bond fund product line. While the reduction of similar funds and funds with lower assets would potentially benefit FMR, it should also benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 The trust is registered with the SEC as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Municipal Income is one of nine funds of the trust. Each share of a class of Municipal Income represents an equal proportionate interest with each other share of that class of the fund, and each share of that class of Municipal Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that the shareholder owns. Shares of Municipal Income have no preemptive or conversion rights (other than shares of Class B of Municipal Income that convert to shares of Class A of Municipal Income after seven years). The voting and dividend rights, the right of redemption, and the privilege of exchange for Intermediate Municipal, are described in Attachment 2, and for Municipal Income, in the fund's Prospectuses. Shares are fully paid and nonassessable, except as set forth in Municipal Income's SAI under the heading "Shareholder Liability" and Attachment 2 under the heading "Shareholder Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of Intermediate Municipal's assets for Municipal Income Class Shares and the assumption of the liabilities of Intermediate Municipal by Municipal Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Intermediate Municipal and Municipal Income, substantially to the effect that:

 (i) The acquisition by Municipal Income of all of the assets of Intermediate Municipal solely in exchange for Municipal Income Class Shares and the assumption by Municipal Income of Intermediate Municipal's liabilities, followed by the distribution by Intermediate Municipal of Municipal Income Class Shares to the shareholders of the corresponding class of Intermediate Municipal pursuant to the liquidation of Intermediate Municipal and constructively in exchange for their Intermediate Municipal shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Intermediate Municipal and Municipal Income will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by Intermediate Municipal upon the transfer of all of its assets to Municipal Income in exchange solely for Municipal Income Class Shares and Municipal Income's assumption of Intermediate Municipal's liabilities, followed by Intermediate Municipal's subsequent distribution of those shares to shareholders of the corresponding class in liquidation of Intermediate Municipal;

 (iii) No gain or loss will be recognized by Municipal Income upon the receipt of the assets of Intermediate Municipal in exchange solely for Municipal Income Class Shares and its assumption of Intermediate Municipal's liabilities;

 (iv) The shareholders of each class of Intermediate Municipal will recognize no gain or loss upon the exchange of their Intermediate
Municipal shares solely for Municipal Income Class Shares of the corresponding class;

 (v) The basis of Intermediate Municipal's assets in the hands of Municipal Income will be the same as the basis of those assets in the hands of Intermediate Municipal immediately prior to the Reorganization, and the holding period of those assets in the hands of Municipal Income will include the holding period of those assets in the hands of Intermediate Municipal;

 (vi) The basis of Intermediate Municipal shareholders in Municipal Income Class Shares will be the same as their basis in Intermediate Municipal shares of the corresponding class to be surrendered in exchange therefor; and

 (vii) The holding period of the Municipal Income Class Shares to be received by the Intermediate Municipal shareholders will include the period during which the Intermediate Municipal shares of the corresponding class to be surrendered in exchange therefor were held, provided such Intermediate Municipal shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of Intermediate Municipal should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of the funds as of October 31, 1999 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                              NET ASSETS       NET ASSET VALUE PER SHARE  SHARES OUTSTANDING

Intermediate Municipal:       $  2,572,343     $ 10.15                                         253,436
Class A

     Class T                  $  50,431,715    $ 10.15                     4,968,378

     Class B                  $  10,387,389    $ 10.14                     1,024,065

     Class C                  $  2,561,719     $ 10.15                     252,268

     Institutional Class      $  5,996,833     $ 10.15                     590,849

Municipal Income
      Class A                 $  10,721,810    $ 11.69                     917,460

     Class T                  $  329,926,390   $ 11.70                     28,197,578

     Class B                  $  63,464,208    $ 11.67                     5,438,241

     Class C                  $  13,071,301    $ 11.70                     1,117,056

     Institutional Class      $  3,430,780     $ 11.65                     294,537

Pro Forma Combined Fund
      Class A                 $  13,294,153    $ 11.69                     1,137,506

     Class T                  $  380,358,105   $ 11.70                     32,507,981

     Class B                  $  73,851,597    $ 11.67                     6,328,334

     Class C                  $  15,633,020    $ 11.70                     1,336,006

     Institutional Class      $  9,427,613     $ 11.65                     809,287


CONCLUSION

 The Agreement and the transactions provided for therein were approved by the Board at a meeting held on October 14, 1999. The Board of Trustees of Fidelity Advisor Series II determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Intermediate Municipal and Municipal Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Intermediate Municipal will continue to engage in business as a fund of a registered investment company and FMR and the Board of Fidelity Advisor Series II will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT MUNICIPAL INCOME

 The applicable Prospectus for Municipal Income, dated December 29, 1999, is enclosed with this Proxy Statement. Municipal Income's Prospectuses are incorporated herein by reference. The Prospectuses contain additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The Prospectuses also contains Municipal Income's financial highlights for the fiscal year ended October 31, 1999, as shown below:

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED OCTOBER 31,          1999      1998      1997       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.540  $ 12.150  $ 11.740   $ 11.630
period

Income from Investment
Operations

Net interest income               .567      .571      .583 D     .105 D, E

Net realized and unrealized       (.850)    .390      .445       .109
gain (loss)

Total from investment             (.283)    .961      1.028      .214
operations

Less Distributions

From net interest income          (.567)    (.571)    (.616) E   (.104)

In excess of net interest         -         -         (.002)     -
income

Total distributions               (.567)    (.571)    (.618)     (.104)

Net asset value, end of period   $ 11.690  $ 12.540  $ 12.150   $ 11.740

TOTAL RETURN B, C                 (2.36)%   8.07%     9.02%      1.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,722  $ 6,721   $ 3,755    $ 202
(000 omitted)

Ratio of expenses to average      .72%      .90% G    .90% G     .90% A, G
net assets

Ratio of net interest income      4.62%     4.57%     4.87%      5.73% A
to  average net assets

Portfolio turnover rate           23%       36%       36%        49%

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.

F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996        1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 12.560   $ 12.150   $ 11.760   $ 11.880    $ 11.220
of period

Income from Investment
Operations

Net interest income               .555       .571       .597 B     .677 B, C   .700

Net realized and unrealized       (.860)     .410       .407       (.136)      .660
gain (loss)

Total from investment             (.305)     .981       1.004      .541        1.360
operations

Less Distributions

From net interest income          (.555)     (.571)     (.612) C   (.661)      (.700)

In excess of net interest         -          -          (.002)     -           -
income

Total distributions               (.555)     (.571)     (.614)     (.661)      (.700)

Net asset value, end of period   $ 11.700   $ 12.560   $ 12.150   $ 11.760    $ 11.880

TOTAL RETURN A                    (2.53)%    8.15%      8.89%      4.68%       12.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 329,926  $ 380,325  $ 392,075  $ 480,432   $ 565,131
(000 omitted)

Ratio of expenses to average      .81%       .87%       .89%       .89%        .91%
net assets

Ratio of net interest income      4.51%      4.62%      5.04%      5.74%       6.06%
to average net assets

Portfolio turnover rate           23%        36%        36%        49%         37%


A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.

B NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

C NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED OCTOBER 31,          1999      1998      1997       1996        1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 12.530  $ 12.130  $ 11.740   $ 11.860    $ 11.210
of period

Income from Investment
Operations

Net interest income               .476      .491      .515 C     .596 C, D   .612

Net realized and unrealized       (.860)    .400      .416       (.136)      .650
gain (loss)

Total from investment             (.384)    .891      .931       .460        1.262
operations

Less Distributions

From net interest income          (.476)    (.491)    (.539) D   (.580)      (.612)

In excess of net interest         -         -         (.002)     -           -
income

Total distributions               (.476)    (.491)    (.541)     (.580)      (.612)

Net asset value, end of period   $ 11.670  $ 12.530  $ 12.130   $ 11.740    $ 11.860

TOTAL RETURN A, B                 (3.16)%   7.47%     8.15%      3.98%       11.57%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 63,464  $ 55,032  $ 41,024   $ 39,389    $ 32,395
(000 omitted)

Ratio of expenses to average      1.46%     1.53%     1.56%      1.57%       1.86% E
net assets

Ratio of net interest income      3.88%     3.96%     4.35%      5.06%       5.18%
to average net assets

Portfolio turnover rate           23%       36%       36%        49%         37%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

D NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED OCTOBER 31,          1999      1998 D

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.560  $ 12.130
period

Income from Investment
Operations

Net interest income               .465      .455

Net realized and unrealized       (.860)    .430
gain (loss)

Total from investment             (.395)    .885
operations

Less Distributions

From net interest income          (.465)    (.455)

Net asset value, end of period   $ 11.700  $ 12.560

TOTAL RETURN B, C                 (3.24)%   7.41%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 13,071  $ 7,031
(000 omitted)

Ratio of expenses to average      1.56%     1.75% A, E
net assets

Ratio of net interest income      3.79%     3.60% A
to average net assets

Portfolio turnover rate           23%       36%

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1998

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED OCTOBER 31,          1999      1998      1997       1996        1995 F

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 12.510  $ 12.120  $ 11.720   $ 11.880    $ 11.700
of period

Income from Investment
Operations

Net interest income               .584      .592      .609 D     .707 D, E   .232

Net realized and unrealized       (.860)    .390      .464       (.197)      .180
gain (loss)

Total from investment             (.276)    .982      1.073      .510        .412
operations

Less Distributions

From net interest income          (.584)    (.592)    (.671) E   (.670)      (.232)

In excess of net interest         -         -         (.002)     -           -
income

Total distributions               (.584)    (.592)    (.673)     (.670)      (.232)

Net asset value, end of period   $ 11.650  $ 12.510  $ 12.120   $ 11.720    $ 11.880

TOTAL RETURN B, C                 (2.31)%   8.28%     9.44%      4.41%       3.55%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,431   $ 3,741   $ 1,511    $ 927       $ 154
(000 omitted)

Ratio of expenses to average      .60%      .75% G    .75% G     .75% G      .75% A, G
net assets

Ratio of net interest income      4.75%     4.75%     5.11%      5.88%       5.89% A
to average net assets

Portfolio turnover rate           23%       36%       36%        49%         37%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.

F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

MISCELLANEOUS

 LEGAL MATTERS. Certain legal matters in connection with the issuance of Municipal Income Class A, Class T, Class B, Class C, and
Institutional Class shares have been passed upon by Kirkpatrick &
Lockhart LLP, counsel to the trust.

 EXPERTS. The audited financial statements of Intermediate Municipal and Municipal Income have been examined by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended October 31, 1999. The financial statements audited by PricewaterhouseCoopers LLP, have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

 AVAILABLE INFORMATION. Fidelity Advisor Series II is subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Advisor Series II, in care of Client Services at 1-800-843-3001, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

ATTACHMENT 1

EXCERPTS FROM THE ANNUAL REPORTS OF FIDELITY ADVISOR
 MUNICIPAL INCOME FUND
 DATED OCTOBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV MUNICIPAL INCOME    -2.36%       6.22%         7.20%
- CL A

FIDELITY ADV MUNICIPAL INCOME    -6.99%       5.19%         6.68%
- CL A  (INCL. 4.75% SALES
CHARGE)

LB Municipal Bond                -1.77%       6.92%         7.13%

General Municipal Debt Funds     -4.18%       5.87%         6.43%
Average

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Municipal Income -CL A   LB Municipal Bond
             00257                       LB015
  1989/10/31       9525.00                    10000.00
  1989/11/30       9642.26                    10175.00
  1989/12/31       9733.93                    10258.23
  1990/01/31       9749.29                    10209.71
  1990/02/28       9819.16                    10300.58
  1990/03/31       9880.76                    10303.67
  1990/04/30       9790.39                    10229.07
  1990/05/31       9991.02                    10452.37
  1990/06/30      10108.74                    10544.24
  1990/07/31      10264.65                    10699.25
  1990/08/31      10195.39                    10543.89
  1990/09/30      10267.89                    10549.90
  1990/10/31      10408.86                    10741.28
  1990/11/30      10667.13                    10957.28
  1990/12/31      10735.18                    11004.95
  1991/01/31      10860.12                    11152.64
  1991/02/28      10943.62                    11249.66
  1991/03/31      11007.96                    11253.71
  1991/04/30      11187.20                    11403.39
  1991/05/31      11325.48                    11504.76
  1991/06/30      11351.84                    11493.37
  1991/07/31      11498.63                    11633.36
  1991/08/31      11602.47                    11786.57
  1991/09/30      11738.56                    11940.04
  1991/10/31      11868.63                    12047.50
  1991/11/30      11913.28                    12081.11
  1991/12/31      12042.85                    12340.37
  1992/01/31      12176.34                    12368.51
  1992/02/29      12242.49                    12372.46
  1992/03/31      12303.91                    12377.04
  1992/04/30      12414.96                    12487.20
  1992/05/31      12526.33                    12634.17
  1992/06/30      12698.09                    12846.17
  1992/07/31      13140.25                    13231.30
  1992/08/31      13038.49                    13102.30
  1992/09/30      13119.86                    13187.98
  1992/10/31      12961.53                    13058.35
  1992/11/30      13221.30                    13292.22
  1992/12/31      13380.71                    13427.94
  1993/01/31      13607.04                    13584.10
  1993/02/28      14087.51                    14075.44
  1993/03/31      13940.58                    13926.66
  1993/04/30      14088.41                    14067.18
  1993/05/31      14205.08                    14146.24
  1993/06/30      14432.83                    14382.34
  1993/07/31      14443.55                    14401.18
  1993/08/31      14815.55                    14701.01
  1993/09/30      15020.71                    14868.46
  1993/10/31      15028.77                    14897.15
  1993/11/30      14881.89                    14765.91
  1993/12/31      15225.54                    15077.62
  1994/01/31      15402.83                    15249.80
  1994/02/28      14995.73                    14854.83
  1994/03/31      14196.41                    14249.95
  1994/04/30      14290.61                    14370.79
  1994/05/31      14375.12                    14495.38
  1994/06/30      14322.20                    14406.81
  1994/07/31      14580.55                    14670.89
  1994/08/31      14603.45                    14721.65
  1994/09/30      14374.69                    14505.54
  1994/10/31      14122.70                    14247.92
  1994/11/30      13668.66                    13990.32
  1994/12/31      13999.94                    14298.24
  1995/01/31      14472.89                    14706.89
  1995/02/28      14862.84                    15134.56
  1995/03/31      14940.99                    15308.46
  1995/04/30      14990.10                    15326.52
  1995/05/31      15469.80                    15815.59
  1995/06/30      15348.45                    15678.00
  1995/07/31      15398.45                    15826.63
  1995/08/31      15554.23                    16027.31
  1995/09/30      15679.66                    16128.76
  1995/10/31      15888.38                    16363.27
  1995/11/30      16188.26                    16634.74
  1995/12/31      16331.19                    16794.60
  1996/01/31      16420.27                    16921.40
  1996/02/29      16394.84                    16807.18
  1996/03/31      16048.42                    16592.38
  1996/04/30      15984.31                    16545.43
  1996/05/31      15965.46                    16538.81
  1996/06/30      16151.45                    16718.92
  1996/07/31      16257.01                    16871.06
  1996/08/31      16292.40                    16867.01
  1996/09/30      16437.73                    17103.15
  1996/10/31      16599.97                    17296.58
  1996/11/30      16890.01                    17613.11
  1996/12/31      16827.29                    17539.14
  1997/01/31      16903.32                    17572.28
  1997/02/28      17054.66                    17733.60
  1997/03/31      16866.51                    17497.21
  1997/04/30      17008.53                    17643.66
  1997/05/31      17211.58                    17909.02
  1997/06/30      17427.39                    18099.75
  1997/07/31      17924.95                    18601.12
  1997/08/31      17761.26                    18426.82
  1997/09/30      17994.87                    18645.55
  1997/10/31      18097.79                    18765.44
  1997/11/30      18214.66                    18875.78
  1997/12/31      18508.35                    19151.18
  1998/01/31      18686.48                    19348.82
  1998/02/28      18692.48                    19354.62
  1998/03/31      18751.95                    19371.66
  1998/04/30      18655.47                    19284.29
  1998/05/31      18940.70                    19589.56
  1998/06/30      19009.91                    19666.74
  1998/07/31      19051.06                    19716.11
  1998/08/31      19338.44                    20020.72
  1998/09/30      19563.06                    20270.18
  1998/10/31      19558.88                    20269.77
  1998/11/30      19631.21                    20340.92
  1998/12/31      19658.83                    20392.18
  1999/01/31      19875.77                    20634.64
  1999/02/28      19754.51                    20544.47
  1999/03/31      19753.05                    20573.03
  1999/04/30      19795.75                    20624.25
  1999/05/31      19666.19                    20504.84
  1999/06/30      19357.01                    20209.57
  1999/07/31      19418.29                    20283.13
  1999/08/31      19269.45                    20120.87
  1999/09/30      19295.71                    20129.12
  1999/10/29      19098.05                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 094513 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class A on October 31, 1989, and the current 4.75% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $19,098 - a 90.98% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,911 - a 99.11% increase.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV MUNICIPAL INCOME    -2.53%       6.21%         7.20%
- CL T

FIDELITY ADV MUNICIPAL INCOME    -5.95%       5.46%         6.82%
- CL T  (INCL. 3.50% SALES
CHARGE)

LB Municipal Bond                -1.77%       6.92%         7.13%

General Municipal Debt Funds     -4.18%       5.87%         6.43%
Average

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Municipal Income -CL T   LB Municipal Bond
             00169                       LB015
  1989/10/31       9650.00                    10000.00
  1989/11/30       9768.80                    10175.00
  1989/12/31       9861.67                    10258.23
  1990/01/31       9877.23                    10209.71
  1990/02/28       9948.02                    10300.58
  1990/03/31      10010.43                    10303.67
  1990/04/30       9918.87                    10229.07
  1990/05/31      10122.14                    10452.37
  1990/06/30      10241.40                    10544.24
  1990/07/31      10399.36                    10699.25
  1990/08/31      10329.19                    10543.89
  1990/09/30      10402.64                    10549.90
  1990/10/31      10545.46                    10741.28
  1990/11/30      10807.12                    10957.28
  1990/12/31      10876.06                    11004.95
  1991/01/31      11002.64                    11152.64
  1991/02/28      11087.24                    11249.66
  1991/03/31      11152.42                    11253.71
  1991/04/30      11334.01                    11403.39
  1991/05/31      11474.11                    11504.76
  1991/06/30      11500.82                    11493.37
  1991/07/31      11649.53                    11633.36
  1991/08/31      11754.73                    11786.57
  1991/09/30      11892.61                    11940.04
  1991/10/31      12024.39                    12047.50
  1991/11/30      12069.62                    12081.11
  1991/12/31      12200.89                    12340.37
  1992/01/31      12336.14                    12368.51
  1992/02/29      12403.16                    12372.46
  1992/03/31      12465.38                    12377.04
  1992/04/30      12577.88                    12487.20
  1992/05/31      12690.72                    12634.17
  1992/06/30      12864.73                    12846.17
  1992/07/31      13312.69                    13231.30
  1992/08/31      13209.60                    13102.30
  1992/09/30      13292.04                    13187.98
  1992/10/31      13131.63                    13058.35
  1992/11/30      13394.81                    13292.22
  1992/12/31      13556.31                    13427.94
  1993/01/31      13785.61                    13584.10
  1993/02/28      14272.39                    14075.44
  1993/03/31      14123.53                    13926.66
  1993/04/30      14273.30                    14067.18
  1993/05/31      14391.50                    14146.24
  1993/06/30      14622.24                    14382.34
  1993/07/31      14633.10                    14401.18
  1993/08/31      15009.98                    14701.01
  1993/09/30      15217.84                    14868.46
  1993/10/31      15226.00                    14897.15
  1993/11/30      15077.19                    14765.91
  1993/12/31      15425.35                    15077.62
  1994/01/31      15604.97                    15249.80
  1994/02/28      15192.53                    14854.83
  1994/03/31      14382.72                    14249.95
  1994/04/30      14478.15                    14370.79
  1994/05/31      14563.77                    14495.38
  1994/06/30      14510.15                    14406.81
  1994/07/31      14771.89                    14670.89
  1994/08/31      14795.10                    14721.65
  1994/09/30      14563.33                    14505.54
  1994/10/31      14308.04                    14247.92
  1994/11/30      13848.04                    13990.32
  1994/12/31      14183.66                    14298.24
  1995/01/31      14662.82                    14706.89
  1995/02/28      15057.90                    15134.56
  1995/03/31      15137.07                    15308.46
  1995/04/30      15186.82                    15326.52
  1995/05/31      15672.82                    15815.59
  1995/06/30      15549.87                    15678.00
  1995/07/31      15600.53                    15826.63
  1995/08/31      15758.35                    16027.31
  1995/09/30      15885.43                    16128.76
  1995/10/31      16096.89                    16363.27
  1995/11/30      16400.70                    16634.74
  1995/12/31      16545.51                    16794.60
  1996/01/31      16635.76                    16921.40
  1996/02/29      16610.00                    16807.18
  1996/03/31      16259.03                    16592.38
  1996/04/30      16194.08                    16545.43
  1996/05/31      16174.98                    16538.81
  1996/06/30      16363.41                    16718.92
  1996/07/31      16470.36                    16871.06
  1996/08/31      16506.21                    16867.01
  1996/09/30      16654.34                    17103.15
  1996/10/31      16850.26                    17296.58
  1996/11/30      17099.26                    17613.11
  1996/12/31      17033.52                    17539.14
  1997/01/31      17109.98                    17572.28
  1997/02/28      17277.37                    17733.60
  1997/03/31      17087.14                    17497.21
  1997/04/30      17230.58                    17643.66
  1997/05/31      17436.13                    17909.02
  1997/06/30      17654.41                    18099.75
  1997/07/31      18158.02                    18601.12
  1997/08/31      18007.37                    18426.82
  1997/09/30      18229.05                    18645.55
  1997/10/31      18348.67                    18765.44
  1997/11/30      18449.05                    18875.78
  1997/12/31      18759.65                    19151.18
  1998/01/31      18940.44                    19348.82
  1998/02/28      18961.30                    19354.62
  1998/03/31      19007.24                    19371.66
  1998/04/30      18910.32                    19284.29
  1998/05/31      19200.14                    19589.56
  1998/06/30      19270.68                    19666.74
  1998/07/31      19313.18                    19716.11
  1998/08/31      19605.05                    20020.72
  1998/09/30      19832.99                    20270.18
  1998/10/31      19844.33                    20269.77
  1998/11/30      19900.07                    20340.92
  1998/12/31      19926.10                    20392.18
  1999/01/31      20143.76                    20634.64
  1999/02/28      20019.22                    20544.47
  1999/03/31      20016.13                    20573.03
  1999/04/30      20057.74                    20624.25
  1999/05/31      19924.84                    20504.84
  1999/06/30      19610.01                    20209.57
  1999/07/31      19686.66                    20283.13
  1999/08/31      19534.44                    20120.87
  1999/09/30      19543.06                    20129.12
  1999/10/29      19341.54                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 094545 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class T on October 31, 1989, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $19,342 - a 93.42% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,911 - a 99.11% increase.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV MUNICIPAL INCOME    -2.31%       6.36%         7.27%
- INST CL

LB Municipal Bond                -1.77%       6.92%         7.13%

General Municipal Debt Funds     -4.18%       5.87%         6.43%
Average

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. $10,000 OVER 10 YEARS

             FA Municipal Income -CL I   LB Municipal Bond
             00679                       LB015
  1989/10/31      10000.00                    10000.00
  1989/11/30      10123.11                    10175.00
  1989/12/31      10219.35                    10258.23
  1990/01/31      10235.47                    10209.71
  1990/02/28      10308.83                    10300.58
  1990/03/31      10373.50                    10303.67
  1990/04/30      10278.62                    10229.07
  1990/05/31      10489.26                    10452.37
  1990/06/30      10612.85                    10544.24
  1990/07/31      10776.54                    10699.25
  1990/08/31      10703.82                    10543.89
  1990/09/30      10779.93                    10549.90
  1990/10/31      10927.93                    10741.28
  1990/11/30      11199.08                    10957.28
  1990/12/31      11270.53                    11004.95
  1991/01/31      11401.70                    11152.64
  1991/02/28      11489.36                    11249.66
  1991/03/31      11556.91                    11253.71
  1991/04/30      11745.09                    11403.39
  1991/05/31      11890.27                    11504.76
  1991/06/30      11917.94                    11493.37
  1991/07/31      12072.05                    11633.36
  1991/08/31      12181.07                    11786.57
  1991/09/30      12323.95                    11940.04
  1991/10/31      12460.51                    12047.50
  1991/11/30      12507.38                    12081.11
  1991/12/31      12643.41                    12340.37
  1992/01/31      12783.56                    12368.51
  1992/02/29      12853.01                    12372.46
  1992/03/31      12917.49                    12377.04
  1992/04/30      13034.08                    12487.20
  1992/05/31      13151.00                    12634.17
  1992/06/30      13331.33                    12846.17
  1992/07/31      13795.53                    13231.30
  1992/08/31      13688.71                    13102.30
  1992/09/30      13774.13                    13187.98
  1992/10/31      13607.90                    13058.35
  1992/11/30      13880.63                    13292.22
  1992/12/31      14047.99                    13427.94
  1993/01/31      14285.60                    13584.10
  1993/02/28      14790.04                    14075.44
  1993/03/31      14635.78                    13926.66
  1993/04/30      14790.98                    14067.18
  1993/05/31      14913.47                    14146.24
  1993/06/30      15152.58                    14382.34
  1993/07/31      15163.83                    14401.18
  1993/08/31      15554.38                    14701.01
  1993/09/30      15769.78                    14868.46
  1993/10/31      15778.24                    14897.15
  1993/11/30      15624.03                    14765.91
  1993/12/31      15984.82                    15077.62
  1994/01/31      16170.95                    15249.80
  1994/02/28      15743.55                    14854.83
  1994/03/31      14904.37                    14249.95
  1994/04/30      15003.27                    14370.79
  1994/05/31      15091.99                    14495.38
  1994/06/30      15036.43                    14406.81
  1994/07/31      15307.66                    14670.89
  1994/08/31      15331.71                    14721.65
  1994/09/30      15091.53                    14505.54
  1994/10/31      14826.98                    14247.92
  1994/11/30      14350.30                    13990.32
  1994/12/31      14698.10                    14298.24
  1995/01/31      15194.64                    14706.89
  1995/02/28      15604.04                    15134.56
  1995/03/31      15686.08                    15308.46
  1995/04/30      15737.64                    15326.52
  1995/05/31      16241.26                    15815.59
  1995/06/30      16113.86                    15678.00
  1995/07/31      16169.29                    15826.63
  1995/08/31      16336.27                    16027.31
  1995/09/30      16499.20                    16128.76
  1995/10/31      16693.85                    16363.27
  1995/11/30      17024.88                    16634.74
  1995/12/31      17175.96                    16794.60
  1996/01/31      17270.83                    16921.40
  1996/02/29      17231.94                    16807.18
  1996/03/31      16882.51                    16592.38
  1996/04/30      16814.21                    16545.43
  1996/05/31      16753.01                    16538.81
  1996/06/30      16950.12                    16718.92
  1996/07/31      17062.62                    16871.06
  1996/08/31      17101.51                    16867.01
  1996/09/30      17256.28                    17103.15
  1996/10/31      17429.81                    17296.58
  1996/11/30      17768.23                    17613.11
  1996/12/31      17707.29                    17539.14
  1997/01/31      17764.39                    17572.28
  1997/02/28      17946.91                    17733.60
  1997/03/31      17758.06                    17497.21
  1997/04/30      17901.01                    17643.66
  1997/05/31      18123.66                    17909.02
  1997/06/30      18359.30                    18099.75
  1997/07/31      18890.63                    18601.12
  1997/08/31      18724.08                    18426.82
  1997/09/30      18961.09                    18645.55
  1997/10/31      19075.95                    18765.44
  1997/11/30      19202.93                    18875.78
  1997/12/31      19517.78                    19151.18
  1998/01/31      19710.75                    19348.82
  1998/02/28      19735.47                    19354.62
  1998/03/31      19769.01                    19371.66
  1998/04/30      19669.58                    19284.29
  1998/05/31      19973.88                    19589.56
  1998/06/30      20049.58                    19666.74
  1998/07/31      20095.74                    19716.11
  1998/08/31      20402.45                    20020.72
  1998/09/30      20659.14                    20270.18
  1998/10/31      20656.16                    20269.77
  1998/11/30      20718.50                    20340.92
  1998/12/31      20749.72                    20392.18
  1999/01/31      20981.34                    20634.64
  1999/02/28      20855.35                    20544.47
  1999/03/31      20856.37                    20573.03
  1999/04/30      20904.11                    20624.25
  1999/05/31      20769.09                    20504.84
  1999/06/30      20443.43                    20209.57
  1999/07/31      20510.64                    20283.13
  1999/08/31      20355.29                    20120.87
  1999/09/30      20385.45                    20129.12
  1999/10/29      20178.22                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 094814 R00000000000123

Fidelity Adv Municipal Income - Inst CL LB Municipal Bond
$20,178
$19,911
$

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Institutional Class on October 31, 1989. As the chart shows, by October 31, 1999, the value of the investment would have grown to $20,178 - a 101.78% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,911 - a 99.11% increase.

An interview with Christine Thompson, Portfolio Manager of Fidelity Advisor Municipal Income Fund

Q. HOW DID THE FUND PERFORM, CHRISTINE?

A. For the 12-month period that ended October 31, 1999, the fund's Class A, Class T, Class B and Class C shares had total returns of-2.36%, -2.53%, -3.16% and -3.24%, respectively. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned -4.18% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Municipal Bond Index, which tracks the types of securities in which the fund invests, returned -1.77% for the same 12-month period.

A. For the 12-month period that ended October 31, 1999, the fund's Institutional Class shares had a total return of -2.31%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned -4.18% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Municipal Bond Index, which tracks the types of securities in which the fund invests, returned -1.77% for the same 12-month period.

Q. RISING INTEREST RATES MADE IT A FAIRLY DIFFICULT AND VOLATILE YEAR FOR MUNICIPAL BONDS. WHY DID THE FUND OUTPERFORM ITS PEERS?

A. The fund's outperformance of its peers was in part due to duration management. In keeping with Fidelity's investment approach, I managed the fund's duration - a measure of its interest-rate sensitivity - to be in line with the municipal market as a whole, as reflected by the Lehman Brothers Municipal Bond Index. As a result, I don't lengthen or shorten duration based on where I think interest rates will be at some point down the road, because I don't believe that anyone can do so with any accuracy over time. But other funds in the peer group do actively manage duration and some increased their interest-rate sensitivity, which likely caused their returns to suffer when interest rates rose.

Q. WHICH BOND MATURITIES DID YOU FAVOR?

A. I emphasized intermediate-maturity bonds - those set to mature within five to 15 years - which also was a plus for the fund's performance. Although they were a disappointment early on, they bounced back more recently. Initially, intermediates suffered primarily from reduced demand and increased supply at the hands of relatively heavy selling from some specific types of institutional investors. In contrast, relatively strong demand from individual investors helped to support the performance of shorter- and longer-term bonds. Based on Fidelity's quantitative models, intermediates offered the most attractive value for their given interest-rate sensitivity and their total return potential. The fund's focus on this maturity range worked in its favor during the past several months because institutional investors came back into the market with purchases of intermediate securities.

Q. THE FUND ALSO HAD A RELATIVELY LARGE EXPOSURE TO "PREMIUM" BONDS. WHAT ARE PREMIUMS AND WHY WERE THEY ATTRACTIVE?

A. Premium coupon bonds pay interest rates above prevailing market rates and trade at prices above face - or par - value. One appealing aspect of premiums was that they were insulated from unfavorable tax treatment that negatively affected the prices of lower coupon bonds as interest rates rose.

Q. WHERE DID YOU FIND ATTRACTIVE OPPORTUNITIES?

A. I found some attractive opportunities in the education sector and bought bonds backed by colleges and universities. Education bonds offer diversification from the economically sensitive areas of the market - such as general obligation bonds. In addition, demographic trends support a growing number of students seeking to obtain advanced degrees over the next several years. I also found opportunities in the health care and utilities sectors, both of which are undergoing a wave of consolidation. I looked for bonds I felt could benefit from consolidation, either by being acquired or affiliating with a stronger entity, through the restructuring of debt.

Q. WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET AND THE FUND?

A. At the end of the period, municipals were priced attractively compared to their Treasury counterparts. To the extent that investors realize and act on that relative cheapness, municipals could gain ground on Treasuries. Of course, the major determinant of the bond market's performance will be the direction of interest rates, which I don't spend time trying to forecast. Rather, I look for attractively priced bonds that I believe will outperform, no matter where interest rates end up.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH OCTOBER 31, 1999. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

ATTACHMENT 2

INTERMEDIATE MUNICIPAL- SUPPLEMENTAL INFORMATION

 This Attachment contains supplemental information about Fidelity Advisor Intermediate Municipal Income Fund (the fund or Intermediate Municipal), including policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares.

PERFORMANCE

 The following information illustrates the changes in Intermediate Municipal's performance from year to year and compares Class T's and Institutional Class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. The fund also compares its performance to the performance of an additional index over various periods of time. Data for the additional index is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

 The following information illustrates the changes in Intermediate Municipal's performance from year to year and compares Class T's and Institutional Class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. The fund also compares its performance to the performance of an additional index over various periods of time. Data for the additional index is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

 The returns in the chart for Class T shares do not include the effect of Class T's front-end sales charge. If the effect of the sales charge were reflected, returns for Class T shares would be lower than those shown.

 - CLASS T

Calendar Years                  1993   1994    1995    1996   1997   1998

                                9.43%  -5.68%  14.20%  3.89%  7.80%  5.08%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: 9.43
Row: 6, Col: 1, Value: -5.68
Row: 7, Col: 1, Value: 14.2
Row: 8, Col: 1, Value: 3.89
Row: 9, Col: 1, Value: 7.8
Row: 10, Col: 1, Value: 5.08

DURING THE PERIODS SHOWN IN THE CHART FOR CLASS T OF ADVISOR
INTERMEDIATE MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 6.27% (QUARTER ENDING MARCH 31, 1995) AND THE LOWEST RETURN FOR A
QUARTER WAS -5.44% (QUARTER ENDING MARCH 31, 1994).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR CLASS T OF
ADVISOR INTERMEDIATE MUNICIPAL INCOME WAS -0.88%.

 INSTITUTIONAL CLASS

Calendar Years        1989   1990   1991   1992   1993   1994    1995    1996   1997   1998

                      7.79%  6.37%  9.64%  7.28%  9.94%  -5.43%  14.37%  4.15%  8.07%  5.29%



Percentage (%)
Row: 1, Col: 1, Value: 7.79
Row: 2, Col: 1, Value: 6.37
Row: 3, Col: 1, Value: 9.639999999999999
Row: 4, Col: 1, Value: 7.28
Row: 5, Col: 1, Value: 9.94
Row: 6, Col: 1, Value: -5.430000000000001
Row: 7, Col: 1, Value: 14.37
Row: 8, Col: 1, Value: 4.15
Row: 9, Col: 1, Value: 8.07
Row: 10, Col: 1, Value: 5.29

DURING THE PERIODS SHOWN IN THE CHART FOR INSTITUTIONAL CLASS OF ADVISOR INTERMEDIATE MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 6.22% (QUARTER ENDING MARCH 31, 1995) AND THE LOWEST RETURN FOR A QUARTER WAS -5.46% (QUARTER ENDING MARCH 31, 1994).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR INSTITUTIONAL CLASS OF ADVISOR INTERMEDIATE MUNICIPAL INCOME WAS -0.74%.

AVERAGE ANNUAL RETURNS

 The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge
(CDSC).

For the periods ended          Past 1 year         Past 5 years         Past 10 years/Life of Class
December 31, 1998

Advisor Intermediate                    1.18%                    n/a                5.31%A
Municipal Income-Class A

Advisor Intermediate                    2.19%                 4.27%                 5.12%B
Municipal Income-Class T

Advisor Intermediate                     1.35%                    n/a               5.81%C, E
Municipal Income-Class B

Advisor Intermediate                      3.32%                    n/a              5.32%D
Municipal Income-Class C

Advisor Intermediate                       5.29%               5.09%                6.63%
Municipal Income-
Institutional Class

Lehman Brothers Municipal                  6.48%               6.22%                8.22%
Bond Index

Lehman Brothers 1-17 Year                  6.28%               5.92%                    n/a
Municipal Bond Index

Lipper Intermediate Municipal              5.35 %               5.17%               6.88%
Debt Funds Average


A FROM SEPTEMBER 3, 1996.

B FROM SEPTEMBER 10, 1992.

C FROM JUNE 30, 1994.

D FROM NOVEMBER 3, 1997.

E RETURNS REFLECT THE CONVERSION OF CLASS B TO CLASS A SHARES AFTER A MAXIMUM OF FOUR YEARS.

 If Fidelity Management & Research Company (FMR) had not reimbursed certain class expenses during these periods, the returns for Class A, Class T, Class B, Class C, and Institutional Class would have been lower.

 The Lehman Brothers 1-17 Year Municipal Bond Index is a market value-weighted index of investment-grade municipal bond with maturities between one and 17 years.

 The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

 Lipper Intermediate Municipal Debt Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

BUYING AND SELLING SHARES

GENERAL INFORMATION

 For account, product and service information, please use the following phone numbers:

(small solid bullet) If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m.
Eastern time, Monday through Friday).

(small solid bullet) If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time,
Monday through Friday).

Please use the following addresses:

BUYING OR SELLING SHARES

Fidelity Investments(registered trademark)
P.O. Box 770002
Cincinnati, OH 45277-0081

OVERNIGHT EXPRESS

Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048

 You may buy or sell Class A, Class T, Class B, Class C, and Institutional Class shares of the fund through an investment professional. When you invest through an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, Class C, and Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, Class C, and Institutional Class shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, Class C, and Institutional Class shares of the fund through a broker or other investment professional.

 Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

 The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT

FOR YOUR GENERAL INVESTMENT NEEDS

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST

FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION

FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

 Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

 Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

 Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

 The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Institutional Class shares are offered only to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (as defined in the Employee Retirement Income Security
Act), 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;

2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;

5. Fidelity Trustees and employees; and

6. Insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business.

 For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity may waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.

MINIMUMS

TO OPEN AN ACCOUNT                $2,500
Through regular investment plansA $100
TO ADD TO AN ACCOUNT              $100
MINIMUM BALANCE                   $1,000

A AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $100, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS
OPENED.

 The fund may waive or lower purchase minimums.

 Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

 PURCHASE AMOUNTS OF MORE THAN $250,000 WILL NOT BE ACCEPTED FOR CLASS
B SHARES.

 PURCHASE AMOUNTS OF MORE THAN $1 MILLION WILL NOT BE ACCEPTED FOR
CLASS C SHARES.

KEY INFORMATION

PHONE                        TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from certain other
                             Fidelity funds. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information," above.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from certain other
                             Fidelity funds. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information," above.

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770002 CINCINNATI,  (small solid bullet) Complete
OH 45277-0081                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund and note the applicable
                             class. Mail to your
                             investment professional or
                             to the address at left.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund
                             and note the applicable
                             class. Indicate your fund
                             account number on your check
                             and mail to your investment
                             professional or to the
                             address at left.
                             (small solid bullet) Exchange
                             from the same class of other
                             Fidelity Advisor funds or
                             from certain other Fidelity
                             funds. Send a letter of
                             instruction to your
                             investment professional or
                             to the address at left,
                             including your name, the
                             funds' names, the applicable
                             class names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to your investment
                             professional.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to your
                             investment professional.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information,"
                             above, to set up your
                             account and to arrange a
                             wire transaction.
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your new
                             fund account number and your
                             name.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Investment Program.
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Exchange Program (for Class
                             A, Class T, Class B, and
                             Class C) to exchange from
                             certain Fidelity money
                             market funds or a Fidelity
                             Advisor fund.

SELLING SHARES

 If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.

 Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the last 15 or 30 days, depending on the type of account;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

 You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

 When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

 To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

KEY INFORMATION

PHONE                        (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information,"
                             above, to initiate a wire
                             transaction or to request a
                             check for your redemption.
                             (small solid bullet) Exchange
                             to the same class of other
                             Fidelity Advisor funds or to
                             certain other Fidelity
                             funds. Call your investment
                             professional or call
                             Fidelity at the appropriate
                             number found in "General
                             Information," above.

MAIL FIDELITY INVESTMENTS    INDIVIDUAL, JOINT TENANT,
P.O. BOX 770002 CINCINNATI,  SOLE PROPRIETORSHIP, UGMA,
OH 45277-0081                UTMA
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including your name, the
                             fund's name, the applicable
                             class name, your fund
                             account number, and the
                             dollar amount or number of
                             shares to be sold. The
                             letter of instruction must
                             be signed by all persons
                             required to sign for
                             transactions, exactly as
                             their names appear on the
                             account.
                             TRUST
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the trust's name,
                             the fund's name, the
                             applicable class name, the
                             trust's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             The trustee must sign the
                             letter of instruction
                             indicating capacity as
                             trustee. If the trustee's
                             name is not in the account
                             registration, provide a copy
                             of the trust document
                             certified within the last 60
                             days.
                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the firm's name,
                             the fund's name, the
                             applicable class name, the
                             firm's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             At least one person
                             authorized by corporate
                             resolution to act on the
                             account must sign the letter
                             of instruction.
                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.
                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" for
                             instructions.

IN PERSON                    INDIVIDUAL, JOINT TENANT,
                             SOLE PROPRIETORSHIP, UGMA,
                             UTMA
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The letter of
                             instruction must be signed
                             by all persons required to
                             sign for transactions,
                             exactly as their names
                             appear on the account.
                             TRUST
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The trustee
                             must sign the letter of
                             instruction indicating
                             capacity as trustee. If the
                             trustee's name is not in the
                             account registration,
                             provide a copy of the trust
                             document certified within
                             the last 60 days.
                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. At least one
                             person authorized by
                             corporate resolution to act
                             on the account must sign the
                             letter of instruction.
                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.
                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Visit
                             your investment professional
                             for instructions.

AUTOMATICALLY                (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Exchange Program to exchange
                             to the same class of another
                             Fidelity Advisor fund or to
                             certain Fidelity funds (for
                             Class A, Class T, Class B,
                             and Class T only).
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Withdrawal Program to set up
                             periodic redemptions from
                             your Class A, Class T, Class
                             B, Class C, and
                             Institutional Class account.

EXCHANGING SHARES

 You should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund or class, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

(small solid bullet) Any exchanges of Class A, Class T, Class B and Class C shares are not subject to a CDSC.

 The fund may terminate or modify the exchange privileges in the future.

 Other funds may have different exchange restrictions, and may impose trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

 The following features are available to buy and sell shares of the fund.

 AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY ADVISOR SYSTEMATIC
INVESTMENT PROGRAM TO MOVE
MONEY FROM YOUR BANK ACCOUNT
TO THE FUND.

Minimum  Minimum                    FREQUENCY                    PROCEDURES
Initial  Additional                 Monthly, bimonthly,          (small solid bullet) To set
$100     $100                        quarterly, or semi-annually  up for a new account,
                                                                  complete the appropriate
                                                                  section on the application.
                                                                  (small solid bullet) To set
                                                                  up for existing accounts,
                                                                  call your investment
                                                                  professional or call
                                                                  Fidelity at the appropriate
                                                                  number found in "General
                                                                  Information," above, for an
                                                                  application.
                                                                  (small solid bullet) To make
                                                                  changes, call your
                                                                  investment professional or
                                                                  call Fidelity at the
                                                                  appropriate number found in
                                                                  "General Information,"
                                                                  above. Call at least 10
                                                                  business days prior to your
                                                                  next scheduled investment
                                                                  date.

TO DIRECT DISTRIBUTIONS FROM
A FIDELITY DEFINED TRUST TO
CLASS T OF THE FUND.

Minimum          Minimum                                          PROCEDURES
Initial          Additional                                      (small solid bullet) To set
Not  Applicable  Not Applicable                                   up for a new or existing
                                                                  account, call your
                                                                  investment professional or
                                                                  call Fidelity at the
                                                                  appropriate number found in
                                                                  "General Information,"
                                                                  above, for the appropriate
                                                                  enrollment form.
                                                                  (small solid bullet) To make
                                                                  changes, call your
                                                                  investment professional or
                                                                  call Fidelity at the
                                                                  appropriate number found in
                                                                  "General Information," above.

FIDELITY ADVISOR SYSTEMATIC
EXCHANGE PROGRAM TO MOVE
MONEY FROM CERTAIN FIDELITY
MONEY MARKET FUNDS TO CLASS
A, CLASS T, CLASS B OR CLASS
C OF THE FUND OR FROM CLASS
A, CLASS T, CLASS B OR CLASS
C OF THE FUND TO THE SAME
CLASS OF ANOTHER FIDELITY
ADVISOR FUND.

MINIMUM                              FREQUENCY                    PROCEDURES
$100                                 Monthly, quarterly,          (small solid bullet) To set
                                     semi-annually, or annually   up, call your investment
                                                                  professional or call
                                                                  Fidelity at the appropriate
                                                                  number found in "General
                                                                  Information," above, after
                                                                  both accounts are opened.
                                                                  (small solid bullet) To make
                                                                  changes, call your
                                                                  investment professional or
                                                                  call Fidelity at the
                                                                  appropriate number found in
                                                                  "General Information,"
                                                                  above. Call at least 2
                                                                  business days prior to your
                                                                  next scheduled exchange date.
                                                                  (small solid bullet) The
                                                                  account from which the
                                                                  exchanges are to be
                                                                  processed must have a
                                                                  minimum balance of $10,000.
                                                                  The account into which the
                                                                  exchange is being processed
                                                                  must have a minimum balance
                                                                  of $1,000.


FIDELITY ADVISOR SYSTEMATIC
WITHDRAWAL PROGRAM TO SET UP
PERIODIC REDEMPTIONS FROM
YOUR CLASS A, CLASS T, CLASS
B, CLASS C, OR INSTITUTIONAL
CLASS ACCOUNT TO YOU OR TO
YOUR BANK CHECKING ACCOUNT.

MINIMUM  MAXIMUM  FREQUENCY                   PROCEDURES
$100     $50,000  Class A, Class T, and       (small solid bullet) Accounts
                  Institutional Class:        with a value of $10,000 or
                  Monthly, quarterly, or      more in Class A, Class T,
                  semi-annually  Class B and  Class B, Class C, or
                  Class C: Monthly or         Institutional Class shares
                  quarterly                   are eligible for this program.
                                              (small solid bullet) To set
                                              up, call your investment
                                              professional or call
                                              Fidelity at the appropriate
                                              number found in "General
                                              Information," above, for
                                                     instructions.
                                              (small solid bullet) To make
                                              changes, call your
                                              investment professional or
                                              call Fidelity at the
                                              appropriate number found in
                                              "General Information,"
                                              above. Call at least 10
                                              business days prior to your
                                              next scheduled withdrawal
                                              date.
                                              (small solid bullet)
                                              Aggregate redemptions per
                                              12-month period from your
                                              Class B or Class C account
                                              may not exceed 10% of the
                                              account value and are not
                                              subject to a CDSC; and you
                                              may set your withdrawal
                                              amount as a percentage of
                                              the value of your account or
                                              a fixed dollar amount.
                                              (small solid bullet) Because
                                              of Class A's and Class T's
                                              front-end sales charge, you
                                              may not want to set up a
                                              systematic withdrawal plan
                                              during a period when you are
                                              buying Class A or Class T
                                              shares on a regular basis.

 OTHER FEATURES. The following other features are also available to buy and sell shares of the fund.

WIRE

TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account.

(small solid bullet) Call your investment professional or call
Fidelity at the appropriate number found in "General Information," above, before your first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

(small solid bullet) To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information," above. POLICIES

 The following policies apply to you as a shareholder.

 STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

 To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity at 1-888-622-3175 if you need additional copies of financial reports or prospectuses.

 You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

 When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

 If your ACCOUNT BALANCE falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus any applicable CDSC, on the day your account is closed.

 Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

EARNING DIVIDENDS

 Shares purchased by an automated purchase order begin to earn dividends on the day your payment is received. Shares purchased by all other purchase orders begin to earn dividends on the first business day following the day your payment is received.

 Shares earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

 When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each class's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital gain distributions will be paid in cash.

4. DIRECTED DIVIDENDS OPTION. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

 Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

 If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

 As with any investment, your investment in the fund could have tax consequences for you.

 TAXES ON DISTRIBUTIONS. The fund seeks to earn income and pay dividends exempt from federal income tax.

 Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

 For federal tax purposes, the fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income. The fund's distributions of long-term capital gains are taxable to you generally as capital gains.

 If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital will generally not be taxable to you, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

 If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

 Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity Advisor fund or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

 TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

FUND MANAGEMENT

 FMR is the fund's manager. Its address is 82 Devonshire Street, Boston, MA 02109.

 As of March 25, 1999, FMR had approximately $521.7 billion in discretionary assets under management.

 As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

 Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for the fund. FIMM is primarily responsible for choosing investments for the fund.

 FIMM is an affiliate of FMR. As of March 29, 1999, FIMM had approximately $159.8 billion in discretionary assets under management.

 Norm Lind is vice president and manager of Intermediate Municipal, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.

 The fund's management fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

 For October 1999, the group fee rate was 0.1289%. The individual fund fee rate is 0.25%.

 The total management fee for the fiscal year ended October 31, 1999 was 0.38% of the fund's average net assets.

 FMR pays FIMM for providing assistance with investment advisory services.

 FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

 From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

 Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

FUND DISTRIBUTION

 The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

 Fidelity Distributors Corporation (FDC) distributes each class's shares.

 You may pay a sales charge when you buy or sell your Class A, Class T, Class B, and Class C shares.

 FDC collects the sales charge.

 The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

SALES CHARGES AND CONCESSIONS - CLASS A

                           Sales Charge


                           As a % of offering price  As an approximate % of net  Investment  professional
                                                     amount invested             concession as % of offering
                                                                                 price

Up to $49,999               3.75%                     3.91%                       3.00%

$50,000 to $99,999          3.00%                     3.10%                       2.25%

$100,000 to $249,999        2.25%                     2.30%                       1.75%

$250,000 to $499,999        1.75%                     1.78%                       1.50%

$500,000 to $999,999        1.50%                     1.52%                       1.25%

$1,000,000 to $24,999,999   0.50%                     0.50%                       0.50%

$25,000,000 or more         None*                     None*                       *


* See "Finder's Fee" section below.
SALES CHARGES AND CONCESSIONS - CLASS T

                      Sales Charge



                      As a % of offering price  As an approximate % of net  Investment  professional
                                                amount invested             concession as % of offering
                                                                            price

Up to $49,999          2.75%                     2.83%                       2.25%

$50,000 to $99,999     2.25%                     2.30%                       2.00%

$100,000 to $249,999   1.75%                     1.78%                       1.50%

$250,000 to $499,999   1.50%                     1.52%                       1.25%

$500,000 to $999,999   1.00%                     1.01%                       0.75%

$1,000,000 or more     None*                     None*                       *


* See "Finder's Fee" section below.

 Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

 COMBINED PURCHASE. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B and Class C shares of any Fidelity Advisor fund and
(ii) Advisor B Class shares and Advisor C Class shares of Treasury
Fund.

 RIGHTS OF ACCUMULATION. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B and Class C shares of any Fidelity Advisor fund, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund and (iii) Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund.

 LETTER OF INTENT. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). Each Class A or Class T purchase you make after you sign the Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter:
(i) Class A and Class T shares of any Fidelity Advisor fund (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund that had been previously exchanged from a Fidelity Advisor fund), (ii) Class B and Class C shares of any Fidelity Advisor fund and (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter.

 Class B shares may, upon redemption, be assessed a CDSC based on the following schedule:

From Date of Purchase           Contingent Deferred Sales
                                Charge

Less than 1 year                 3%

1 year to less than 2 years      2%

2 years to less than 3 years     1%

3 years to less than 4 years A   0%

A AFTER A MAXIMUM OF FOUR YEARS, CLASS B SHARES WILL CONVERT
AUTOMATICALLY TO CLASS A SHARES OF THE FUND.

 When exchanging Class B shares of one fund for Class B shares of another Fidelity Advisor fund or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

 Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 2.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

 Class C shares may, upon redemption within one year of purchase, be assessed a CDSC of 1.00%.

 Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

 The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as applicable, at the initial date of purchase or the value of those Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.

 A front-end sales charge will not apply to the following Class A shares:

1. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program with at least $25 million or more in plan assets;

2. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;

3. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection do not qualify for this waiver;

4. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to invest initially in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;

5. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs and accounts managed by third parties do not qualify for this waiver;

6. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

7. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

8. Purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;

9. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals; or

10. Purchased by the Fidelity Investments Charitable Gift Fund.

A front-end sales charge will not apply to the following Class T shares:

1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;

2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;

4. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

5. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program;

6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;

9. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;

10. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

11. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;

12. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

13. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or

14. Purchased by the Fidelity Investments Charitable Gift Fund.
The Class B or Class C CDSC will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;

4. Through the Fidelity Advisor Systematic Withdrawal Program; or

5. (Applicable to Class C only) From an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).

 To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

 To qualify for a Class B or Class C CDSC waiver, you must notify
Fidelity in advance of your redemption.

 FINDER'S FEE. Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide Fidelity access to records detailing purchases at the client level.

 Except as provided below, any assets on which a finder's fee has been paid will bear a CDSC (Class A or Class T CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares at the initial date of purchase or the value of those Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class A or Class T CDSC shares that have been held for the longest period of time.

The Class A or Class T CDSC will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs; or

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).

 To qualify for a Class A or Class T finder's fee or CDSC waiver, you must notify Fidelity in advance of your purchase or redemption, respectively.

 REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class A, Class T, Class B or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity Advisor fund, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B or Class C shares had not been redeemed.

 To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

 CONVERSION FEATURE. After a maximum of four years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares, convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

 DISTRIBUTION AND SERVICE PLANS. FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of the Class A and Class T 12b-1 fee, for providing services intended to result in the sale of Class A or Class T shares and/or shareholder support services.

 FDC may reallow up to the full amount of the Class B 12b-1 (service) fee to intermediaries (such as banks, broker-dealers and other service-providers) for providing shareholder support services.

 Normally, after the first year of investment, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers and other service-providers) for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1 (service) fee to intermediaries for providing shareholder support services.

 For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

 Because 12b-1 fees are paid out of the assets of Class A, Class T, Class B, and Class C on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

 In addition, each Distribution and Service Plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C.

 To receive sales concessions, finder's fees and payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

 FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

 No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in the fund's Prospectus and in the related Statement of Additional Information. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC.

 SHAREHOLDER LIABILITY. The Declaration of Trust for Fidelity Advisor Series II contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

 The Declaration of Trust provides for indemnification out of the fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

FINANCIAL HIGHLIGHTS

 Intermediate Municipal's financial highlights for the fiscal year ended October 31, 1999, are shown below:

FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED OCTOBER 31,          1999      1998 H      1997 G    1996 D

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.770  $ 10.600    $ 10.410  $ 10.160
period

Income from Investment
Operations

Net interest income               .431      .411        .459      .113

Net realized and unrealized       (.540)    .200        .191      .250
gain (loss)

Total from investment             (.109)    .611        .650      .363
operations

Less Distributions

From net interest income          (.431)    (.411)      (.459)    (.113)

From net realized gain            (.080)    (.030)      (.001)    -

Total distributions               (.511)    (.441)      (.460)    (.113)

Net asset value, end of period   $ 10.150  $ 10.770    $ 10.600  $ 10.410

TOTAL RETURN B, C                 (1.07)%   5.89%       6.42%     3.59%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,572   $ 1,082     $ 442     $ 103
(000 omitted)

Ratio of expenses to average      .85% E    .90% A, E   .90% E    .90% A, E
net assets

Ratio of net interest income      4.17%     4.19% A     4.37%     4.60% A
to average  net assets

Portfolio turnover rate           19%       26% A, F    18%       35%

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

G YEAR ENDED NOVEMBER 30

H ELEVEN MONTHS ENDED OCTOBER 31

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED OCTOBER 31,        1999      1998 F      1997 G    1996 G    1995 G    1994 G

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 10.770  $ 10.590    $ 10.410  $ 10.380  $ 9.400   $ 10.460
period

Income from Invest- ment
Operations

Net interest  income            .427      .407        .449      .461      .451      .455

Net realized  and unrealized    (.540)    .210        .181      .030      .980      (1.040)
gain (loss)

Total from investment           (.113)    .617        .630      .491      1.431     (.585)
operations

Less Distributions

From net interest  income       (.427)    (.407)      (.449)    (.461)    (.451)    (.455)

From net  realized gain         (.080)    (.030)      (.001)    -         -         -

In excess of net  realized      -         -           -         -         -         (.020)
gain

Total distributions             (.507)    (.437)      (.450)    (.461)    (.451)    (.475)

Net asset value,  end of       $ 10.150  $ 10.770    $ 10.590  $ 10.410  $ 10.380  $ 9.400
period

TOTAL RETURN B, C               (1.11)%   5.94%       6.21%     4.89%     15.49%    (5.78)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end  of period     $ 50,432  $ 60,070    $ 48,830  $ 56,729  $ 62,852  $ 57,382
(000 omitted)

Ratio of expenses to average    .90% D    .95% A, D   1.00% D   1.00% D   .94% D    .90% D
net assets

Ratio of net interest income    4.12%     4.15% A     4.32%     4.42%     4.56%     4.49%
to aver- age net assets

Portfolio turnover rate         19%       26% A, E    18%       35%       53%       53%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

E THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

F ELEVEN MONTHS ENDED OCTOBER 31

G YEAR ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED OCTOBER 31,        1999      1998 G       1997 H    1996 H    1995 H    1994 D

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 10.760  $ 10.590     $ 10.410  $ 10.380  $ 9.400   $ 9.890
period

Income from Investment
Operations

Net interest income             .353      .339         .382      .394      .373      .155

Net realized and  unrealized    (.540)    .200         .181      .030      .980      (.490)
gain (loss)

Total from investment           (.187)    .539         .563      .424      1.353     (.335)
operations

Less Distributions

From net  interest income       (.353)    (.339)       (.382)    (.394)    (.373)    (.155)

From net  realized gain         (.080)    (.030)       (.001)    -         -         -

Total distributions             (.433)    (.369)       (.383)    (.394)    (.373)    (.155)

Net asset value,  end of       $ 10.140  $ 10.760     $ 10.590  $ 10.410  $ 10.380  $ 9.400
period

TOTAL RETURN B, C               (1.81)%   5.17%        5.54%     4.21%     14.60%    (3.44)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end  of period     $ 10,387  $ 11,134     $ 7,917   $ 7,445   $ 6,226   $ 1,682
(000 omitted)

Ratio of expenses to average    1.60% E   1.65% A, E   1.65% E   1.66% E   1.68% E   1.65% A, E
net assets

Ratio of net interest income    3.43%     3.45% A      3.67%     3.76%     3.71%     3.74% A
to average  net assets

Portfolio turnover rate         19%       26% A, F     18%       35%       53%       53%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B
SHARES) TO NOVEMBER 30, 1994.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

G ELEVEN MONTHS ENDED OCTOBER 31

H YEAR ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED OCTOBER 31,          1999      1998 G       1997 D

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.770  $ 10.590     $ 10.550
period

Income from Investment
Operations

Net interest income               .342      .328         .027

Net realized and unrealized       (.540)    .210         .040
gain (loss)

Total from investment             (.198)    .538         .067
operations

Less Distributions

From net interest income          (.342)    (.328)       (.027)

From net realized gain            (.080)    (.030)       -

Total distributions               (.422)    (.358)       (.027)

Net asset value, end of period   $ 10.150  $ 10.770     $ 10.590

TOTAL RETURN B, C                 (1.91)%   5.16%        .63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,562   $ 1,137      $ 13
(000 omitted)

Ratio of expenses to average      1.70% E   1.75% A, E   1.75% A, E
net assets

Ratio of net interest income      3.34%     3.29% A      3.33% A
to average net assets

Portfolio turnover rate           19%       26% A, F     18%

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

G ELEVEN MONTHS ENDED OCTOBER 31

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED OCTOBER 31,        1999      1998 G      1997 H    1996 H    1995 H    1994 H

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 10.770  $ 10.590    $ 10.410  $ 10.360  $ 9.410   $ 10.460
period

Income from Investment
Operations

Net interest income             .448      .427        .475      .487      .477      .481

Net realized  and unrealized    (.540)    .210        .181      .050      .950      (1.030)
gain (loss)

Total from investment           (.092)    .637        .656      .537      1.427     (.549)
operations

Less Distributions

From net interest  income       (.448)    (.427)      (.475)    (.487)    (.477)    (.481)

From net  realized gain         (.080)    (.030)      (.001)    -         -         -

In excess of net  realized      -         -           -         -         -         (.020)
gain

Total distributions             (.528)    (.457)      (.476)    (.487)    (.477)    (.501)

Net asset value,  end of       $ 10.150  $ 10.770    $ 10.590  $ 10.410  $ 10.360  $ 9.410
period

TOTAL RETURN B, C               (.92)%    6.14%       6.48%     5.36%     15.44%    (5.43)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 5,997   $ 6,328     $ 6,098   $ 6,455   $ 11,085  $ 11,702
(000 omitted)

Ratio of expenses to average    .70% D    .75% A, D   .75% D    .75% D    .70% D    .65% D
net assets

Ratio of expenses to average    .70%      .75% A      .75%      .74% E    .70%      .65%
net assets after expense
reductions

Ratio of net interest income    4.32%     4.36% A     4.57%     4.68%     4.96%     4.75%
to average net assets

Portfolio turnover rate         19%       26% A, F    18%       35%       53%       53%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

G ELEVEN MONTHS ENDED OCTOBER 31

H YEAR ENDED NOVEMBER 30

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of February 23, 2000, by and between Fidelity Advisor Intermediate Municipal Income Fund (Intermediate Municipal) and Fidelity Advisor Municipal Income Fund (Municipal Income), funds of Fidelity Advisor Series II (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Municipal Income and Intermediate Municipal may be referred to herein collectively as the Funds or each individually as the Fund.

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Intermediate Municipal to Municipal Income solely in exchange for shares of beneficial interest in Class A, Class T, Class B, Class C, and Institutional Class of Municipal Income (the Municipal Income Class Shares) in each case based upon the net asset value attributable to the corresponding class of Intermediate Municipal and the assumption by Municipal Income of Intermediate Municipal's liabilities; and (b) the constructive distribution of such shares by Intermediate Municipal to its shareholders of the corresponding class in complete liquidation and termination of Intermediate Municipal in exchange for all of Intermediate Municipal's outstanding shares. Intermediate Municipal shall receive shares of Class A, Class T, Class B, Class C, and Institutional Class of Municipal Income having a net asset value equal to the value of the net assets of Class A, Class T, Class B, Class C, and Institutional Class of Intermediate Municipal, respectively, on the Closing Date (as defined in Section 6), which shares of Intermediate Municipal shall then distribute to its shareholders of the corresponding class. Shareholders of Class A, Class T, Class B, Class C, and Institutional Class of Intermediate Municipal will receive shares of the corresponding class of Municipal Income equal in value to the shares of Intermediate Municipal they are surrendering, based upon the relative net asset values of Class A (Intermediate Municipal) to Class A (Municipal Income), Class T (Intermediate Municipal) to Class T (Municipal Income), Class B (Intermediate Municipal) to Class B (Municipal Income), Class C (Intermediate Municipal) to Class C (Municipal Income), and Institutional Class (Intermediate Municipal) to Institutional Class (Municipal Income), respectively, as of the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1.  REPRESENTATIONS AND WARRANTIES OF INTERMEDIATE MUNICIPAL.
Intermediate Municipal represents and warrants to and agrees with Municipal Income that:

 (a) Intermediate Municipal is a series of Fidelity Advisor Series II, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Advisor Series II is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectuses and Statement of Additional Information of Intermediate Municipal, (both dated December 29, 1999), previously furnished to Municipal Income, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Intermediate Municipal, threatened against Intermediate Municipal which assert liability on the part of Intermediate Municipal. Intermediate Municipal knows of no facts which might form the basis for the institution of such proceedings;

 (e) Intermediate Municipal is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Intermediate Municipal, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Intermediate Municipal is a party or by which Intermediate Municipal is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Intermediate Municipal is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights (of each class), and the Schedule of Investments (including market values) of Intermediate Municipal at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Municipal Income. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights (of each class) fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Intermediate Municipal has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of Intermediate Municipal's business as an investment company since October 31, 1999;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Advisor Series II on Form N-14 relating to the shares of Municipal Income issuable hereunder and the proxy statement of Intermediate Municipal included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Intermediate Municipal (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus filed under the 1940 Act on December 29, 1999 (the Prospectus), [as amended or supplemented], insofar as it relates to Intermediate Municipal, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of Intermediate Municipal (other than this Agreement) will be terminated without liability to Intermediate Municipal prior to the Closing Date (other than those made in connection with redemptions of Class A, Class T, Class B, Class C, and Institutional Class shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Intermediate Municipal of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto
Rico);

 (k) Intermediate Municipal has filed or will file all federal and state tax returns which, to the knowledge of Intermediate Municipal's officers, are required to be filed by Intermediate Municipal and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Intermediate Municipal's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) Intermediate Municipal has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding Class A, Class T, Class B, Class C, and Institutional Class shares of Intermediate Municipal are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding Class A, Class T, Class B, Class C, and Institutional Class shares of Intermediate Municipal will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders of each class submitted to Municipal Income in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Intermediate Municipal will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Intermediate Municipal to be transferred to Municipal Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Intermediate Municipal's portfolio securities and any such other assets as contemplated by this Agreement, Municipal Income will acquire Intermediate Municipal's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Municipal Income) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Intermediate Municipal, and this Agreement constitutes a valid and binding obligation of Intermediate Municipal enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF MUNICIPAL INCOME. Municipal
Income represents and warrants to and agrees with Intermediate
Municipal that:

 (a) Municipal Income is a series of Fidelity Advisor Series II, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Advisor Series II is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectuses and Statement of Additional Information of Municipal Income, (both dated December 29, 1999), previously furnished to Intermediate Municipal did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Municipal Income, threatened against Municipal Income which assert liability on the part of Municipal Income. Municipal Income knows of no facts which might form the basis for the institution of such proceedings;

 (e) Municipal Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Municipal Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Municipal Income is a party or by which Municipal Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Municipal Income is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights (of each class), and the Schedule of Investments (including market values) of Municipal Income at October 31, 1999, have been audited by PricewaterhouseCoopers, independent accountants, and have been furnished to Intermediate Municipal. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights (of each class) fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Municipal Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of Municipal Income's business as an investment company since October 31, 1999;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Municipal Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (i) Municipal Income has filed or will file all federal and state tax returns which, to the knowledge of Municipal Income's officers, are required to be filed by Municipal Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Municipal Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Municipal Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on October 31, 2000;

 (k) As of the Closing Date, the Municipal Income Class Shares of beneficial interest of Municipal Income to be issued to Intermediate Municipal will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Municipal Income, and no shareholder of any class of Municipal Income will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Municipal Income, and this Agreement constitutes a valid and binding obligation of Municipal Income enforceable in accordance with its terms, subject to approval by the shareholders of Intermediate Municipal;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Municipal Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Municipal Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Municipal Income Class Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Municipal Income have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of Intermediate Municipal and to the other terms and conditions contained herein, Intermediate Municipal agrees to assign, sell, convey, transfer, and deliver to Municipal Income as of the Closing Date all of the assets of Intermediate Municipal of every kind and nature existing on the Closing Date. Municipal Income agrees in exchange therefor: (i) to assume all of Intermediate Municipal's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Intermediate Municipal the number of full and fractional Municipal Income Class Shares having a net asset value equal to the value of the net assets of the corresponding class of Intermediate Municipal transferred hereunder, less the value of the liabilities of Intermediate Municipal, determined as provided for under Section 4.

 (b) The assets of Intermediate Municipal to be acquired by Municipal Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Intermediate Municipal, and any deferred or prepaid expenses shown as an asset on the books of Intermediate Municipal on the Closing Date. Intermediate Municipal will pay or cause to be paid to Municipal Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Municipal Income hereunder, and Municipal Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of Intermediate Municipal to be assumed by Municipal Income shall include (except as otherwise provided for herein) all of Intermediate Municipal's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Intermediate Municipal agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Intermediate Municipal will constructively distribute to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Class A, Class T, Class B, Class C, and Institutional Class shares in exchange for such shareholders' shares of beneficial interest in the corresponding class of Intermediate Municipal and Intermediate Municipal will be liquidated in accordance with Intermediate Municipal's Amended and Restated Declaration of Trust. Shareholders of Class A, Class T, Class B, Class C, and Institutional Class of Intermediate Municipal will receive shares of the corresponding class of Municipal Income equal in value to the shares of Intermediate Municipal they are surrendering, based upon the relative net asset values of Class A (Intermediate Municipal) to Class A (Municipal Income), Class T (Intermediate Municipal) to Class T (Municipal Income), Class B (Intermediate Municipal) to Class B (Municipal Income), Class C (Intermediate Municipal) to Class C (Municipal Income), and Institutional Class (Intermediate Municipal) to Institutional Class (Municipal Income), respectively, as of the Closing Date. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Municipal Income's share transfer books in the names of the Intermediate Municipal shareholders and transferring the Municipal Income Class Shares shares thereto. Each Intermediate Municipal shareholder's account shall be credited with the respective number of full and fractional (rounded to the third decimal place) Municipal Income Class Shares due that shareholder. All outstanding Intermediate Municipal shares, including any represented by certificates, shall simultaneously be canceled on Intermediate Municipal's share transfer records. Municipal Income shall not issue certificates representing the Municipal Income Class Shares in connection with the Reorganization.

 (e) Any reporting responsibility of Intermediate Municipal is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Municipal Income Class Shares in a name other than that of the registered holder on Intermediate Municipal's books of the Intermediate Municipal shares constructively exchanged for the Municipal Income Class Shares shall be paid by the person to whom such Municipal Income Class Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Municipal Income will deliver to
Intermediate Municipal the number of Municipal Income Class Shares having a net asset value equal to the value of the net assets attributable to the corresponding class of Intermediate Municipal transferred hereunder less the liabilities of Intermediate Municipal, determined as provided in this Section 4.

 (c) The net asset value per share of each class of the Municipal Income Class Shares to be delivered to Intermediate Municipal, the value of the assets of Intermediate Municipal transferred hereunder, the value of the liabilities of Intermediate Municipal to be assumed hereunder, and the net asset value per share of each class of Intermediate Municipal to be transferred hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of each class of the Municipal Income Class Shares shall be computed in the manner set forth in the then-current Prospectus and Statement of Additional Information of each class of Municipal Income, and the value of the assets and liabilities of Intermediate Municipal shall be computed in the manner set forth in the then-current Prospectuses and Statement of Additional Information of each class of Intermediate Municipal.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Intermediate Municipal and Municipal Income.

5. FEES; EXPENSES.

 (a) Intermediate Municipal shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed each class's expense caps, as applicable. Expenses exceeding each class's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities).

 (b) Each of Municipal Income and Intermediate Municipal represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on May 25, 2000, or at some other time, date, and place agreed to by Intermediate Municipal and Municipal Income (the Closing Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of each class of Intermediate Municipal and the net asset value per share of each class of Municipal Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF INTERMEDIATE MUNICIPAL.

 (a) Intermediate Municipal agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Municipal Income as herein provided, adopting this Agreement, and authorizing the liquidation of Intermediate Municipal.

 (b) Intermediate Municipal agrees that as soon as reasonably practicable after distribution of the Municipal Income Class Shares, Intermediate Municipal shall be terminated as a series of Fidelity Advisor Series II pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Intermediate Municipal shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF MUNICIPAL INCOME.

 (a) That Intermediate Municipal furnishes to Municipal Income a statement, dated as of the Closing Date, signed by an officer of Fidelity Advisor Series II, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Intermediate Municipal made in this Agreement are true and correct in all material respects and that Intermediate Municipal has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That Intermediate Municipal furnishes Municipal Income with copies of the resolutions, certified by an officer of Fidelity Advisor Series II, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Intermediate Municipal;

 (c) That, on or prior to the Closing Date, Intermediate Municipal will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Intermediate Municipal substantially all of Intermediate Municipal's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That Intermediate Municipal shall deliver to Municipal Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Intermediate Municipal's behalf by its Treasurer or Assistant Treasurer;

 (e) That Intermediate Municipal's custodian shall deliver to Municipal Income a certificate identifying the assets of Intermediate Municipal held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Municipal Income; (ii) Intermediate Municipal's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That Intermediate Municipal's transfer agent shall deliver to Municipal Income at the Closing a certificate setting forth the number of shares of each class of Intermediate Municipal outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That Intermediate Municipal calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Municipal Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Intermediate Municipal;

 (h) That Intermediate Municipal delivers to Municipal Income a certificate of an officer of Fidelity Advisor Series II, dated as of the Closing Date, that there has been no material adverse change in Intermediate Municipal's financial position since October 31, 1999, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of Intermediate Municipal shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Intermediate Municipal or its transfer agent by Municipal Income or its agents shall have revealed otherwise, Intermediate Municipal shall have taken all actions that in the opinion of Municipal Income are necessary to remedy any prior failure on the part of Intermediate Municipal to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF INTERMEDIATE MUNICIPAL.

 (a) That Municipal Income shall have executed and delivered to Intermediate Municipal an Assumption of Liabilities, certified by an officer of Fidelity Advisor Series II, dated as of the Closing Date pursuant to which Municipal Income will assume all of the liabilities of Intermediate Municipal existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Municipal Income furnishes to Intermediate Municipal a statement, dated as of the Closing Date, signed by an officer of Fidelity Advisor Series II, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Municipal Income made in this Agreement are true and correct in all material respects, and Municipal Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That Intermediate Municipal shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Intermediate Municipal and Municipal Income, to the effect that the Municipal Income Class Shares are duly authorized and upon delivery to Intermediate Municipal as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Municipal Income (except as disclosed in Municipal Income's Statement of Additional Information) and no shareholder of Municipal Income has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF MUNICIPAL INCOME AND INTERMEDIATE
MUNICIPAL.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Intermediate Municipal;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Municipal Income or Intermediate Municipal to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Municipal Income or Intermediate Municipal, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Municipal Income and Intermediate Municipal, threatened by the Commission; and

 (f) That Municipal Income and Intermediate Municipal shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Municipal Income and Intermediate Municipal that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and Intermediate Municipal and Municipal Income will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by Intermediate Municipal upon the transfer of all of its assets to Municipal Income in exchange solely for the Municipal Income Class Shares and the assumption of Intermediate Municipal's liabilities followed by the distribution of those Municipal Income Class Shares to the shareholders of the corresponding class of Intermediate Municipal in liquidation of Intermediate Municipal;

  (iii) No gain or loss will be recognized by Municipal Income on the receipt of Intermediate Municipal's assets in exchange solely for the Municipal Income Class Shares and the assumption of Intermediate
Municipal's liabilities;

  (iv) The basis of Intermediate Municipal's assets in the hands of Municipal Income will be the same as the basis of such assets in Intermediate Municipal's hands immediately prior to the Reorganization;

  (v) Municipal Income's holding period in the assets to be received from Intermediate Municipal will include Intermediate Municipal's holding period in such assets;

  (vi) An Intermediate Municipal shareholder will recognize no gain or loss on the exchange of each class of his or her shares of beneficial interest in Intermediate Municipal for the Municipal Income Class
Shares of the corresponding class in the Reorganization;

  (vii) An Intermediate Municipal shareholder's basis in the Municipal Income Class Shares to be received by him or her will be the same as his or her basis in the Intermediate Municipal shares of the corresponding class exchanged therefor; and

  (viii) An Intermediate Municipal shareholder's holding period for his or her Municipal Income Class Shares will include the holding period of Intermediate Municipal shares of the corresponding class exchanged, provided that those Intermediate Municipal shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither Intermediate Municipal nor Municipal Income may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF MUNICIPAL INCOME AND INTERMEDIATE MUNICIPAL.

 (a) Municipal Income and Intermediate Municipal each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) Intermediate Municipal covenants that it is not acquiring the Municipal Income Class Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) Intermediate Municipal covenants that it will assist Municipal Income in obtaining such information as Municipal Income reasonably requests concerning the beneficial ownership of Intermediate
Municipal's shares; and

 (d) Intermediate Municipal covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Intermediate Municipal will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Municipal Income and Intermediate Municipal may terminate this Agreement by mutual agreement. In addition, either Municipal Income or Intermediate Municipal may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of Intermediate Municipal or Municipal Income, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Municipal Income or Intermediate Municipal; provided, however, that following the shareholders' meeting called by Intermediate Municipal pursuant to
Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Municipal Income Class Shares to be paid to shareholders of each class of Intermediate Municipal under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]


FIDELITY(registered trademark) ADVISOR
MUNICIPAL INCOME
FUND
   CLASS A
   (Fund 257, CUSIP 315916833)
   CLASS T
   (Fund 169, CUSIP 315916205)
   CLASS B
   (Fund 669, CUSIP 315916304)
   CLASS C
   (Fund 490, CUSIP 315916791)
PROSPECTUS
       DECEMBER 29, 1999
(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109
CONTENTS

FUND SUMMARY             2   INVESTMENT SUMMARY
                         2   PERFORMANCE
                         4   FEE TABLE
FUND BASICS              6   INVESTMENT DETAILS
                         6   VALUING SHARES
SHAREHOLDER INFORMATION  7   BUYING AND SELLING SHARES
                         13  EXCHANGING SHARES
                         14  ACCOUNT FEATURES AND POLICIES
                         18  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS
                         18  TAX CONSEQUENCES
FUND SERVICES            19  FUND MANAGEMENT
                         19  FUND DISTRIBUTION
APPENDIX                 24  FINANCIAL HIGHLIGHTS

FUND SUMMARY
INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
ADVISOR MUNICIPAL INCOME FUND seeks to provide a high current yield exempt from federal income tax.
PRINCIPAL INVESTMENT STRATEGIES
   Fidelity Management & Research Company     (FMR)'s principal
investment strategies include:
(small solid bullet)    Normally investing     in investment-grade
municipal debt securities    (those of medium and high quality)    .
(small solid bullet)    Normally     investing at least 80% of assets
in municipal securities whose interest is exempt from federal income tax.
(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects. (small solid bullet) Managing the fund to have similar overall
interest rate risk to the Lehman Brothers 3    Plus Yea    r Municipal
Bond Index.
(small solid bullet) Allocating assets across different market sectors and maturities.
(small solid bullet) Analyzing a security's structural features
and     current pricing   ,     trading opportunities, and the credit
quality of its issuer    to select     investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in the fund's performance from year to year as represented by the performance of Class T, and compares each class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.
YEAR-BY-YEAR RETURNS
The returns in the chart do not include the effect of Class T's front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

ADVISOR MUNICIPAL INCOME -
CLASS T
Calendar Years              1989    1990    1991    1992    1993    1994    1995    1996   1997    1998
                            13.09%  10.29%  12.18%  11.11%  13.79%  -8.05%  16.65%  2.95%  10.13%  6.22%

Percentage (%)
Row: 1, Col: 1, Value: 13.09
Row: 2, Col: 1, Value: 10.29
Row: 3, Col: 1, Value: 12.18
Row: 4, Col: 1, Value: 11.11
Row: 5, Col: 1, Value: 13.79
Row: 6, Col: 1, Value: -8.050000000000001
Row: 7, Col: 1, Value: 16.65
Row: 8, Col: 1, Value: 2.95
Row: 9, Col: 1, Value: 10.13
Row: 10, Col: 1, Value: 6.22
DURING    THE PERIODS SHOWN IN THE CHART FOR CLASS T OF ADVISOR
MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS     6.72%
(QUARTER ENDING     MARCH 31, 1995   ) AND THE LOWEST RETURN FOR A
QUARTER WAS     -6.76%    (QUARTER ENDING     MARCH 31, 1994).
THE YEAR-TO-DATE RETURN AS OF S   EPTEMBER 30, 1999 FOR CLASS T OF
ADVISOR MUNICIPAL INCOME WAS -1.92    %.
AVERAGE ANNUAL RETURNS
The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge (CDSC).

For the periods ended          Past 1 year  Past 5 years  Past 10 years/Life of class
December 31, 1998
Advisor Municipal Income -      1.17%       n/a            6.14%A
Class A
Advisor Municipal Income -      2.50%        4.51%         8.23%
Class T
Advisor Municipal Income -      0.55%       n/a            6.13%B
Class B
Advisor Municipal Income -      4.30%       n/a            6.63%C
Class C
Lehman Brothers Municipal       6.48%        6.22%         8.22%
Bond Index
Lipper General Municipal Debt   5.32%        5.43%         7.68%
Funds Average

   A FROM SEPTEMBER 3, 1996.
   B FROM JUNE 30, 1994.
   C FROM NOVEMBER 3, 1997.
If FMR had not reimbursed certain class expenses during these periods,
   Class A's, Class T's, Class B's, and Class C'    s returns would
have been lower.
   The     Lehman Brothers Municipal Bond Index is a market
value-weighted index of investment-grade municipal bonds with maturities of one year or more.
Lipper    General Municipal Debt     Funds Average reflects the
performance (excluding sales charges) of mutual funds with similar objectives.
FEE TABLE
The following table describes the fees and expenses that are incurred
when you buy, hold   ,     or sell Class A, Class T, Class B, and
Class C shares of the fund. The annual class operating expenses provided below for each class are based on historical expenses.
SHAREHOLDER    F    EES (PAID BY THE INVESTOR DIRECTLY)
                               Class A    Class T    Class B    Class C
Maximum sales charge (load)    4.75%A     3.50%B     None       None
on purchases (as a % of
offering price)
Maximum CDSC (as a % of the    NoneC      NoneC      5.00%D     1.00%E
lesser of original purchase
price or redemption proceeds)
Sales charge (load) on         None       None       None       None
reinvested distributions
A LOWER FRONT-END SALES CHARGES FOR CLASS A MAY BE AVAILABLE WITH PURCHASE OF $50,000 OR MORE.
B LOWER FRONT-END SALES CHARGES FOR CLASS T MAY BE AVAILABLE WITH PURCHASE OF $50,000 OR MORE.
C A    CDSC     OF 0.25% IS ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A
AND CLASS T SHARES ON WHICH A FINDER'S FEE WAS PAID.
D DECLINES OVER 6 YEARS FROM 5.00% TO 0%.
E ON CLASS C SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
ANNUAL CLASS OPERATING EXPENSES (PAID FROM CLASS ASSETS)
                              Class A    Class T    Class B    Class C
Management fee                0.38%      0.38%      0.38%      0.38%
Distribution and Service      0.15%      0.25%      0.90%      1.00%
(12b-1) fee (including 0.25%
Service fee  only for Class
B and Class C)
Other expenses                0.19%      0.18%      0.18%      0.18%
Total annual class operating  0.72%      0.81%      1.46%      1.56%
expensesA
A FMR HAS VOLUNTARILY AGREED TO REIMBURSE CLASS A, CLASS T, CLASS B, AND CLASS C OF THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS, EXCEED THE FOLLOWING RATES:

                          Class A  Effective Date  Class T  Effective Date  Class B  Effective Date  Class C  Effective Date
Advisor Municipal Income   0.90%    8/30/96         1.00%    7/1/95          1.65%    1/1/96          1.75%    11/1/97

THESE ARRANGEMENTS CAN BE    DISCONTINUED     BY FMR AT ANY TIME.

This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.
Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and if you leave your account open:

          Class A                       Class T                       Class B                       Class C
          Account open  Account closed  Account open  Account closed  Account open  Account closed  Account open
1 year    $ 545         $ 545           $ 430         $ 430           $ 149         $ 649           $ 159
3 years   $ 694         $ 694           $ 600         $ 600           $ 462         $ 762           $ 493
5 years   $ 857         $ 857           $ 784         $ 784           $ 797         $ 997           $ 850
10 years  $ 1,327       $ 1,327         $ 1,317       $ 1,317         $ 1,451A      $ 1,451A        $ 1,856

          Account closed
1 year    $ 259
3 years   $ 493
5 years   $ 850
10 years  $ 1,856

A REFLECTS CONVERSION TO CLASS A SHARES AFTER    A MAXIMUM OF
    SEVEN YEARS.
FUND BASICS
INVESTMENT DETAILS
INVESTMENT OBJECTIVE
ADVISOR MUNICIPAL INCOME FUND seeks to provide a high current yield exempt from federal income tax.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests the fund's assets in investment-grade municipal debt securities (those of medium and high quality).
FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.
FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to
education, health care, transportation   ,     and utilities.
FMR uses the Lehman Brothers    3 Plus Yea    r Municipal Bond Index
as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of October 31, 1999, the dollar-weighted average maturity of
the fund and the index was approximately    12.9 and 14.6 year    s,
respectively.
FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.
In buying and selling securities for the fund, FMR analyzes a
security's structural features    and     current price compared to
its estimated long-term value,        any short-term trading
opportunities resulting from market inefficiencies, and the credit quality of its issuer.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing
security prices, interest rates   ,     or other factors that affect
security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES
DEBT SECURITIES are used by issuers to borrow money. The issuer
usually pays a fix   ed, variable, or     floating rate of interest,
and must repay the amount borrowed at the maturity of the security.
Some debt securities, such as zero coupon b   onds, do not     pay
current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.
MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters
of credit, guarantees   ,     or insurance.
PRINCIPAL INVESTMENT RISKS
Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market
conditions and in resp   onse to other economi    c, political, or
financial developments. The fund's reaction to these developments will
be affec   ted by the types and maturities     of securities in which
the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.
The following factors    can     significantly affect the fund's
performance:
MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those
relating to education, health care, transportation   ,     and
utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that
affect a particular type of    security or     issuer, and changes in
general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
In response to market, economic, political   ,     or other
conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect
the fund's performance, and the fund    could     distribute income
subject to federal income tax.
FUNDAMENTAL INVESTMENT POLICIES
The policy discussed below is fundamental, that is, subject to change only by shareholder approval.
ADVISOR MUNICIPAL INCOME FUND seeks to provide a high current yield by investing in a diversified portfolio of municipal obligations whose interest is not included in gross income for purposes of calculating federal income tax. The fund normally invests at least 80% of its assets in municipal obligations whose interest is free from federal income tax.
VALUING SHARES
The fund is open for business each day the New York Stock Exchange
(NYSE) is open.
A class's net asset value per share (NAV) is the value of a single
share. Fidelity        normally calculates each class's NAV as of the
close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission
(SEC). The fund's assets are valued as of this time for the purpose of computing each class's NAV.
To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
The fund's assets are valued primarily on the basis of    information
furnished by a pricing service or market quotations    . If market
quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the market
on which the security is principally traded   ,     that security may
be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.
SHAREHOLDER INFORMATION
BUYING AND SELLING SHARES
GENERAL INFORMATION
For account, product and service information, please use the following phone numbers:
(small solid bullet) If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m.
Eastern time, Monday through Friday).
(small solid bullet) If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time,
Monday through Friday).
Please use the following addresses:
BUYING OR SELLING SHARES
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048
You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through an investment professional. When you invest through
an investment professional, the procedures for buying, selling   ,
and exchanging Class A, Class T, Class B, and Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, and Class C shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS
BUYING SHARES
The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.
For Class B and Class C, the price to buy one share is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.
If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.
The offering price of Class A or Class T is its NAV divided by the difference between one and the applicable front-end sales charge percentage. Class A has a maximum front-end sales charge of 4.75% of the offering price. Class T has a maximum front-end sales charge of 3.50% of the offering price.
Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.
Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses. MINIMUMS
TO OPEN AN ACCOUNT                $2,500
Through regular investment plansA $100
TO ADD TO AN ACCOUNT              $100
MINIMUM BALANCE                   $1,000
A AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $100, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED.
The fund may waive or lower purchase minimums   .
Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account. PURCHASE AMOUNTS OF MORE THAN $250,000 WILL NOT BE ACCEPTED FOR CLASS B SHARES.
PURCHASE AMOUNTS OF MORE THAN $1 MILLION WILL NOT BE ACCEPTED FOR CLASS C SHARES. THIS LIMIT DOES NOT APPLY TO PURCHASES OF CLASS C SHARES MADE BY AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT), 403(B) PROGRAM OR PLAN COVERING A SOLE-PROPRIETOR (FORMERLY KEOGH/H.R. 10 PLAN).

KEY INFORMATION
PHONE                        TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from certain other
                             Fidelity funds. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from certain other
                             Fidelity funds. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."
MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770002 CINCINNATI,  (small solid bullet) Complete
OH 45277-0081                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund and note the applicable
                             class. Mail to your
                             investment professional or
                             to the address at left.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund
                             and note the applicable
                             class. Indicate your fund
                             account number on your check
                             and mail to your investment
                             professional or to the
                             address at left.
                             (small solid bullet) Exchange
                             from the same class of other
                             Fidelity Advisor funds or
                             from certain other Fidelity
                             funds. Send a letter of
                             instruction to your
                             investment professional or
                             to the address at left,
                             including your name, the
                             funds' names, the applicable
                             class names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.
IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to your investment
                             professional.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to your
                             investment professional.
WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to set
                             up your account and to
                             arrange a wire transaction.
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your new
                             fund account number and your
                             name.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your fund
                             account number and your name.
AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Investment Program.
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Exchange Program to exchange
                             from certain Fidelity money
                             market funds or a Fidelity
                             Advisor fund.

SELLING SHARES
The price to sell one share of Class A, Class T, Class B, or Class C is the class's NAV, minus any applicable CDSC.
If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.
Any applicable CDSC is calculated based on your original redemption amount.
Your shares will be sold at the next NAV calculated after your order is received in proper form, minus any applicable CDSC.
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the
last    15 or 30 days, depending on the type of account;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or
other    property     rather than in cash if    FMR     determines it
is in the best interests of the fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.
   To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

KEY INFORMATION
PHONE                        (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to
                             initiate a wire transaction
                             or to request a check for
                             your redemption.
                             (small solid bullet) Exchange
                             to the same class of other
                             Fidelity Advisor funds or to
                             certain other Fidelity
                             funds. Call your investment
                             professional or call
                             Fidelity at the appropriate
                             number found in "General
                             Information."
MAIL FIDELITY INVESTMENTS    INDIVIDUAL, JOINT TENANT,
P.O. BOX 770002 CINCINNATI,  SOLE PROPRIETORSHIP, UGMA,
OH 45277-0081                UTMA
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including your name, the
                             fund's name, the applicable
                             class name, your fund
                             account number, and the
                             dollar amount or number of
                             shares to be sold. The
                             letter of instruction must
                             be signed by all persons
                             required to sign for
                             transactions, exactly as
                             their names appear on the
                             account.
                             TRUST
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the trust's name,
                             the fund's name, the
                             applicable class name, the
                             trust's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             The trustee must sign the
                             letter of instruction
                             indicating capacity as
                             trustee. If the trustee's
                             name is not in the account
                             registration, provide a copy
                             of the trust document
                             certified within the last 60
                             days.
                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the firm's name,
                             the fund's name, the
                             applicable class name, the
                             firm's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             At least one person
                             authorized by corporate
                             resolution to act on the
                             account must sign the letter
                             of instruction.
                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.
                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" for
                             instructions.
IN PERSON                    INDIVIDUAL, JOINT TENANT,
                             SOLE PROPRIETORSHIP, UGMA,
                             UTMA
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The letter of
                             instruction must be signed
                             by all persons required to
                             sign for transactions,
                             exactly as their names
                             appear on the account.
                             TRUST
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The trustee
                             must sign the letter of
                             instruction indicating
                             capacity as trustee. If the
                             trustee's name is not in the
                             account registration,
                             provide a copy of the trust
                             document certified within
                             the last 60 days.
                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. At least one
                             person authorized by
                             corporate resolution to act
                             on the account must sign the
                             letter of instruction.
                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.
                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Visit
                             your investment professional
                             for instructions.
AUTOMATICALLY                (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Exchange Program to exchange
                             to the same class of another
                             Fidelity Advisor fund or to
                             certain Fidelity funds.
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Withdrawal Program to set up
                             periodic redemptions from
                             your Class A, Class T, Class
                             B, or Class C account.

EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity Advisor funds at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund.
As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity Advisor funds at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.
As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity Advisor funds or for Advisor B Class shares of Treasury Fund.
As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity Advisor funds or for Advisor C Class shares of Treasury Fund.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four
exchanges out of the fund per calendar year.    Accounts under common
ownership or control will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Any exchanges of Class A, Class T, Class
B   ,     and Class C shares are not subject to a CDSC.
The fund may terminate or modify the exchange privilege in the future. Other funds may have different exchange restrictions, and may
impose        trading fees of up to 1.00% of the amount exchanged.
Check each fund's prospectus for details.
ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the fund.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY ADVISOR SYSTEMATIC
INVESTMENT PROGRAM TO MOVE
MONEY FROM YOUR BANK ACCOUNT
TO A FIDELITY ADVISOR FUND.
MINIMUM MINIMUM                    FREQUENCY                    PROCEDURES
INITIAL ADDITIONAL                 Monthly, bimonthly,          (small solid bullet) To set
$100    $100                       quarterly, or semi-annually  up for a new account,
                                                                complete the appropriate
                                                                section on the application.
                                                                (small solid bullet) To set
                                                                up for existing accounts,
                                                                call your investment
                                                                professional or call
                                                                Fidelity at the appropriate
                                                                number found in "General
                                                                Information" for an
                                                                application.
                                                                (small solid bullet) To make
                                                                changes, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information." Call
                                                                at least 10 business days
                                                                prior to your next scheduled
                                                                investment date.
TO DIRECT DISTRIBUTIONS FROM
A FIDELITY DEFINED TRUST TO
CLASS T OF A FIDELITY
ADVISOR FUND.
MINIMUM        MINIMUM                                          PROCEDURES
INITIAL        ADDITIONAL                                       (small solid bullet) To set
Not Applicable Not Applicable                                   up for a new or existing
                                                                account, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information" for
                                                                the appropriate enrollment
                                                                form.
                                                                (small solid bullet) To make
                                                                changes, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information."
FIDELITY ADVISOR SYSTEMATIC
EXCHANGE PROGRAM TO MOVE
MONEY FROM CERTAIN FIDELITY
MONEY MARKET FUNDS TO CLASS
A, CLASS T, CLASS B, OR
CLASS C OF A FIDELITY
ADVISOR FUND OR FROM CLASS
A, CLASS T, CLASS B, OR
CLASS C OF A FIDELITY
ADVISOR FUND TO THE SAME
CLASS OF ANOTHER FIDELITY
ADVISOR FUND.
MINIMUM                            FREQUENCY                    PROCEDURES
$100                               Monthly, quarterly,          (small solid bullet) To set
                                   semi-annually, or annually   up, call your investment
                                                                professional or call
                                                                Fidelity at the appropriate
                                                                number found in "General
                                                                Information" after both
                                                                accounts are opened.
                                                                (small solid bullet) To make
                                                                changes, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information." Call
                                                                at least 2 business days
                                                                prior to your next scheduled
                                                                exchange date.
                                                                (small solid bullet) The
                                                                account from which the
                                                                exchanges are to be
                                                                processed must have a
                                                                minimum balance of $10,000.
                                                                The account into which the
                                                                exchange is being processed
                                                                must have a minimum balance
                                                                of $1,000.


FIDELITY ADVISOR SYSTEMATIC
WITHDRAWAL PROGRAM TO SET UP
PERIODIC REDEMPTIONS FROM
YOUR CLASS A, CLASS T, CLASS
B, OR CLASS C ACCOUNT TO YOU
OR TO YOUR BANK CHECKING
ACCOUNT.


MINIMUM  MAXIMUM  FREQUENCY                      PROCEDURES
$100     $50,000  Class A and Class T: Monthly,  (small solid bullet) Accounts
                  quarterly, or semi-annually    with a value of $10,000 or
                  Class B and Class C: Monthly   more in Class A, Class T,
                  or quarterly                   Class B, or Class C shares
                                                 are eligible for this program.
                                                 (small solid bullet) To set
                                                 up, call your investment
                                                 professional or call
                                                 Fidelity at the appropriate
                                                 number found in "General
                                                 Information" for instructions.
                                                 (small solid bullet) To make
                                                 changes, call your
                                                 investment professional or
                                                 call Fidelity at the
                                                 appropriate number found in
                                                 "General Information." Call
                                                 at least 10 business days
                                                 prior to your next scheduled
                                                 withdrawal date.
                                                 (small solid bullet)
                                                 Aggregate redemptions per
                                                 12-month period from your
                                                 Class B or Class C account
                                                 may not exceed 10% of the
                                                 account value and are not
                                                 subject to a CDSC; and you
                                                 may set your withdrawal
                                                 amount as a percentage of
                                                 the value of your account or
                                                 a fixed dollar amount.
                                                 (small solid bullet) Because
                                                 of Class A's and Class T's
                                                 front-end sales charge, you
                                                 may not want to set up a
                                                 systematic withdrawal plan
                                                 during a period when you are
                                                 buying Class A or Class T
                                                 shares on a regular basis.

OTHER FEATURES. The following other features are also available to buy and sell shares of the fund.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account.
(small solid bullet) Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
(small solid bullet) To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity at 1-888-622-3175 if you need additional copies of financial reports or prospectuses.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
If your ACCOUNT BALANCE falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus any applicable CDSC, on the day your account is closed.
Fidelity may charge a FEE FOR    CERTAIN     SERVICES, such as
providing historical account documents   .
DIVIDENDS AND CAPITAL    GAIN     DISTRIBUTIONS
The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends daily and pays them monthly. The
fund normally pays capital    gain     distributions in December.
EARNING DIVIDENDS
Shares purchased by an automated purchase order begin to earn dividends on the day your payment is received.
Shares purchased by all other purchase orders begin to earn dividends on the first business day following the day your payment is received. Shares earn dividends until, but not including, the next business day following the day of redemption.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each class's distributions:
1. REINVESTMENT OPTION. Your dividends and capital    gain
distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital    gain     distributions will
be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital    gain     distributions
will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds. Your capital gain distributions
will be        automatically reinvested in additional shares of the
same class of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in the fund could have tax consequences for you.
TAXES ON DISTRIBUTIONS. The fund seeks to earn income and pay dividends exempt from federal income tax.
Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal
and state income taxes    and also may be subject to the federal
alternative minimum tax    .    You may also receive taxable
distributions attributable to the fund's sale of municipal bond    s.
For federal tax purposes, the fund's distributions    of short-term
capital gains and gains on the sale of bonds characterized as market
discount     are taxable to you as ordinary income   , while     the
fund's distributions of long-term capital gains are taxable to you generally as capital gains.
If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of
capital    generally     will not be taxable to you but will reduce
the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price
back in the form of a    potentially     taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity Advisor fund or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31. TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital
gain or loss on your investment in the fund    generally     is the
difference between the cost of your shares and the price you receive when you sell them.
FUND SERVICES
FUND MANAGEMENT
Advisor Municipal Income is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
FMR is the fund's manager.
As o   f March 25, 1999, FMR had approximately $521.7     billion in
discretionary assets under management.
As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.
Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for the fund. FIMM is primarily responsible for choosing investments for the fund.
FIMM is an affiliate of FMR. As of M   arch 29, 1999, FIMM had
approximately $159.8 billi    on in discretionary assets under
management.
The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.
Christine Thompson is vice president and manager of Advisor Municipal Income, which she has managed since July 1998. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and portfolio manager.
   From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
   The fund pays a management fee to FMR. The management fee is
calculated and paid to FMR every month.     The fee is calculated by
adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For    October 1999    , the group fee rate was 0.   1289%.     The
individual fund fee rate is 0.25%.
   The total management fee for the fiscal year ended October 31, 1999, was 0.38% of the fund's average net assets.
FMR pays FIMM for providing assistance with investment advisory services.
FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements,
which may be    discontinued     by FMR at any time, can decrease a
class's expenses and boost its performance.
FUND DISTRIBUTION
The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.
FDC distributes each class's shares.
You may pay a sales charge when you buy or sell your    Class A, Class
T, Class B, or Class C     shares.
FDC collects the sales charge.
The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below. SALES CHARGES AND CONCESSIONS - CLASS A

                           Sales Charge
                           As a % of offering price  As an approximate % of net  Investment professional
                                                     amount invested             concession as % of offering
                                                                                 price
Up to $49,999               4.75%                     4.99%                       4.25%
$50,000 to $99,999          4.50%                     4.71%                       4.00%
$100,000 to $249,999        3.50%                     3.63%                       3.00%
$250,000 to $499,999        2.50%                     2.56%                       2.25%
$500,000 to $999,999        2.00%                     2.04%                       1.75%
$1,000,000 to $24,999,999   0.50%                     0.50%                       0.50%
$25,000,000 or more         None*                     None*                       *

* SEE "FINDER'S FEE" SECTION ON PAGE    30.
SALES CHARGES AND CONCESSIONS - CLASS T

                      Sales Charge
                      As a % of offering price  As an approximate % of net  Investment  professional
                                                amount invested             concession as % of offering
                                                                            price
Up to $49,999          3.50%                     3.63%                       3.00%
$50,000 to $99,999     3.00%                     3.09%                       2.50%
$100,000 to $249,999   2.50%                     2.56%                       2.00%
$250,000 to $499,999   1.50%                     1.52%                       1.25%
$500,000 to $999,999   1.00%                     1.01%                       0.75%
$1,000,000 or more     None*                     None*                       *

* SEE "FINDER'S FEE" SECTION ON PAGE    30    .
Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase. More detailed information about these programs is contained in the statement of additional information (SAI).
COMBINED PURCHASE. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A,
Class T, Class B   ,     and Class C shares of any Fidelity Advisor
fund and (ii) Advisor B Class shares and Advisor C Class shares of
Treasury Fund.
RIGHTS OF ACCUMULATION. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of
your holdings in: (i) Class A, Class T, Class B   ,     and Class C
shares of any Fidelity Advisor fund, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund and (iii) Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund.
LETTER OF INTENT. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). Each Class A or Class T purchase you make after you sign the Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity Advisor fund (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund that had been previously exchanged from a Fidelity Advisor fund), (ii) Class B and Class C shares of any Fidelity Advisor fund and (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. Class B shares may, upon redemption, be assessed a contingent deferred sales charge (CDSC) based on the following schedule:
From Date of Purchase          Contingent Deferred Sales
                               Charge
Less than 1 year               5%
1 year to less than 2 years    4%
2 years to less than 3 years   3%
3 years to less than 4 years   3%
4 years to less than 5 years   2%
5 years to less than 6 years   1%
6 years to less than 7 yearsA  0%
A    AFTER A MAXIMUM OF S    EVEN YEARS, CLASS B SHARES WILL CONVERT
AUTOMATICALLY TO CLASS A SHARES OF THE SAME FIDELITY ADVISOR FUND. When exchanging Class B shares of one fund for Class B shares of another Fidelity Advisor fund or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.
Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B
shares through reinvested dividends or capital    gain
distributions, investment professionals do not receive a concession at the time of sale.
Class C shares may, upon redemption within one year of purchase, be assessed a CDSC of 1.00%.
Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.
The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as applicable, at the initial date of purchase or the value of those Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares
acquired through reinvestment of dividends or capital    gain
distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.
A front-end sales charge will not apply to the following Class A shares:
1. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program with at least $25 million or more in plan assets;
2. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;
3. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection do not qualify for this waiver;
4. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self- employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to invest initially in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;
5. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs and accounts managed by third parties do not qualify for this waiver;
6. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;
7. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;
8. Purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;
9. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of
investment professionals having agreements with FDC.    A member of
the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals; or
       10.    Purchased by the Fidelity Investments Charitable Gift
Fund.
A front-end sales charge will not apply to the following Class T shares:
1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;
2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;
3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;
4. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;
5. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program;
6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);
7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;
8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;
9. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;
10. Purchased by a charitable organization (as defined for purposes of
Section 501(c)(3) of the Internal Revenue Code   , but excluding the
Fidelity Investments Charitable Gift Fund    ) investing $100,000 or
more;
11. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of
investment professionals having agreements with FDC.    A member of
the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;
12. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);
13. Purchased with distributions of income, principal, and capital
gains from Fidelity Defined Trusts   ; or
       14.    Purchased by the Fidelity Investments Charitable Gift
Fund.
The Class B or Class C CDSC will not apply to the redemption of shares:
1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;
2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);
3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;
4. Through the Fidelity Advisor Systematic Withdrawal Program; or
5. (Applicable to Class C only) From an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).
To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.
To qualify for a Class B or Class C CDSC waiver, you must notify Fidelity in advance of your redemption.
FINDER'S FEE. On eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, and (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide Fidelity access to records detailing purchases at the client level.
Except as provided below, any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T
CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of those Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired
through reinvestment of dividends or capital    gain     distributions
will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class A or Class T CDSC shares that have been held for the longest period of time.
The Class A or Class T CDSC will not apply to the redemption of shares:
1. Held by insurance company separate accounts;
2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs; or
3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs,
SIMPLE IRAs, SEPs, SARSEPs and plans covering a sole   -    proprietor
or self-employed individuals and their employees (formerly Keogh/H.R.
10 plans).
To qualify for a Class A or Class T finder's fee or CDSC waiver, you must notify Fidelity in advance of your purchase or redemption, respectively.
REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class A,
Class T, Class B   ,     or Class C shares of the fund, you may
reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity Advisor fund, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by
reinvesting that amount in Class A, Class T, Class B   ,     or Class
C shares, as applicable. You must reinstate your Class A, Class T,
Class B   ,     or Class C shares into an account with the same
registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will
continue as if the Class A, Class T, Class B   ,     or Class C shares
had not been redeemed.
   To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.
CONVERSION FEATURE. After    a maximum of     seven years from the
initial date of purchase, Class B shares and any capital appreciation associated with those shares, convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.
Class A of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class A of the fund is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class A shares and/or shareholder support services. Class A of the fund may pay FDC a 12b-1 fee at an annual rate of 0.40% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A of the fund currently pays FDC a monthly 12b-1 fee at an annual rate of 0.15% of its average net assets throughout the month. Class A's 12b-1 fee rate may be increased only when the Trustees believe that it is in the best interests of Class A shareholders to do so.
Class T of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class T of the fund is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class T shares and/or shareholder support services. Class T of the fund may pay FDC a 12b-1 fee at an annual rate of 0.40% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T of the fund currently pays FDC a monthly 12b-1 fee at an annual rate of 0.25% of its average net assets throughout the month. Class T's 12b-1 fee rate may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.
FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of the Class A and Class T 12b-1 fee, for providing services intended to result in the sale of Class A or Class T shares and/or shareholder support services.
Class B of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class B of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B of the fund may pay FDC a 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B of the fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.65% of its average net assets throughout the month. Class B's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.
In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.
FDC may reallow up to the full amount of the Class B 12b-1 (service) fee to intermediaries (such as banks, broker-dealers and other service-providers) for providing shareholder support services.
Class C of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class C of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C of the fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.
In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.
Normally, after the first year of investment, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers and other service-providers) for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1 (service) fee to intermediaries for providing shareholder support services.
For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R.
10 plan) or through reinvestment of dividends or capital    gain
distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.
Because 12b-1 fees are paid out of    each     class's assets on an
ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.
In addition, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services, including payments made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C.
To receive sales concessions, finder's fees and payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to
sell    shares of the fund to     or to buy shares of the fund
   from     any person to whom it is unlawful to make such offer.
   APPENDIX
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each class's financial history for the past 5 years or, if shorter, the period of the class's operations. Certain information reflects
financial results for a single class share.    The total returns in
the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all
dividends and distributions).     This information has been audited by
   PricewaterhouseCoopers LLP    , independent accountants, whose
report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.
   ADVISOR MUNICIPAL INCOME FUND - CLASS A

Years ended October 31,          1999      1998      1997       1996 F
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 12.540  $ 12.150  $ 11.740   $ 11.630
period
Income from Investment
Operations
 Net interest income              .567      .571      .583 D     .105 D, E
 Net realized and unrealized      (.850)    .390      .445       .109
gain (loss)
 Total from investment            (.283)    .961      1.028      .214
operations
Less Distributions
 From net interest income         (.567)    (.571)    (.616) E   (.104)
 In excess of net interest        -         -         (.002)     -
income
 Total distributions              (.567)    (.571)    (.618)     (.104)
Net asset value, end of period   $ 11.690  $ 12.540  $ 12.150   $ 11.740
TOTAL RETURN B, C                 (2.36)%   8.07%     9.02%      1.84%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 10,722  $ 6,721   $ 3,755    $ 202
(000 omitted)
Ratio of expenses to average      .72%      .90% G    .90% G     .90% A, G
net assets
Ratio of net interest income      4.62%     4.57%     4.87%      5.73% A
to average net assets
Portfolio turnover rate           23%       36%       36%        49%

   A ANNUALIZED
   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
   D NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
   F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996.
   G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   ADVISOR MUNICIPAL INCOME FUND - CLASS T

Years ended October 31,          1999       1998       1997       1996        1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 12.560   $ 12.150   $ 11.760   $ 11.880    $ 11.220
period
Income from Investment
Operations
 Net interest income              .555       .571       .597 B     .677 B, C   .700
 Net realized and unrealized      (.860)     .410       .407       (.136)      .660
gain (loss)
 Total from investment            (.305)     .981       1.004      .541        1.360
operations
Less Distributions
 From net interest income         (.555)     (.571)     (.612) C   (.661)      (.700)
 In excess of net interest        -          -          (.002)     -           -
income
 Total distributions              (.555)     (.571)     (.614)     (.661)      (.700)
Net asset value, end of period   $ 11.700   $ 12.560   $ 12.150   $ 11.760    $ 11.880
TOTAL RETURN A                    (2.53)%    8.15%      8.89%      4.68%       12.50%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 329,926  $ 380,325  $ 392,075  $ 480,432   $ 565,131
(000 omitted)
Ratio of expenses to average      .81%       .87%       .89%       .89%        .91%
net assets
Ratio of net interest income      4.51%      4.62%      5.04%      5.74%       6.06%
to average net assets
Portfolio turnover rate           23%        36%        36%        49%         37%

   A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   B NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
   ADVISOR MUNICIPAL INCOME FUND - CLASS B

Years ended October 31,          1999      1998      1997       1996        1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 12.530  $ 12.130  $ 11.740   $ 11.860    $ 11.210
period
Income from Investment
Operations
 Net interest income              .476      .491      .515 C     .596 C, D   .612
 Net realized and unrealized      (.860)    .400      .416       (.136)      .650
gain (loss)
 Total from investment            (.384)    .891      .931       .460        1.262
operations
Less Distributions
 From net interest income         (.476)    (.491)    (.539) D   (.580)      (.612)
 In excess of net interest        -         -         (.002)     -           -
income
 Total distributions              (.476)    (.491)    (.541)     (.580)      (.612)
Net asset value, end of period   $ 11.670  $ 12.530  $ 12.130   $ 11.740    $ 11.860
TOTAL RETURN A, B                 (3.16)%   7.47%     8.15%      3.98%       11.57%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 63,464  $ 55,032  $ 41,024   $ 39,389    $ 32,395
(000 omitted)
Ratio of expenses to average      1.46%     1.53%     1.56%      1.57%       1.86% E
net assets
Ratio of net interest income      3.88%     3.96%     4.35%      5.06%       5.18%
to average net assets
Portfolio turnover rate           23%       36%       36%        49%         37%

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
   C NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
   E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   ADVISOR MUNICIPAL INCOME FUND - CLASS C

Years ended October 31,          1999      1998 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 12.560  $ 12.130
period
Income from Investment
Operations
 Net interest income              .465      .455
 Net realized and unrealized      (.860)    .430
gain (loss)
 Total from investment            (.395)    .885
operations
Less Distributions
 From net interest income         (.465)    (.455)
Net asset value, end of period   $ 11.700  $ 12.560
TOTAL RETURN B, C                 (3.24)%   7.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 13,071  $ 7,031
(000 omitted)
Ratio of expenses to average      1.56%     1.75% A, E
net assets
Ratio of net interest income      3.79%     3.60% A
to average net assets
Portfolio turnover rate           23%       36%

   A ANNUALIZED
   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
   D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1998.
   E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-888-622-3175.
The SAI, the fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-4707
Fidelity, Fidelity Investments & (Pyramid) Design,    Fidelity
Investments    , and Directed Dividends are registered trademarks of
FMR Corp.
The third party marks appearing above are the marks of their respective owners.
   1.728703.100     HIM-pro-1299
Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.
FIDELITY(registered trademark) ADVISOR
MUNICIPAL INCOME
FUND
INSTITUTIONAL CLASS
(Fund 679, CUSIP 315916882)
PROSPECTUS
       DECEMBER 29, 1999
(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109
CONTENTS

FUND SUMMARY             2   INVESTMENT SUMMARY
                         2   PERFORMANCE
                         3   FEE TABLE
FUND BASICS              4   INVESTMENT DETAILS
                         5   VALUING SHARES
SHAREHOLDER INFORMATION  5   BUYING AND SELLING SHARES
                         8   EXCHANGING SHARES
                         9   ACCOUNT FEATURES AND POLICIES
                         12  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS
                         12  TAX CONSEQUENCES
FUND SERVICES            13  FUND MANAGEMENT
                         13  FUND DISTRIBUTION
APPENDIX                 18  FINANCIAL HIGHLIGHTS

FUND SUMMARY
INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
ADVISOR MUNICIPAL INCOME FUND seeks to provide a high current yield exempt from federal income tax.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet)    Normally investing     in investment-grade
municipal debt securities    (those of medium and high quality)    .
(small solid bullet)    Normally     investing at least 80% of assets
in municipal securities whose interest is exempt from federal income tax.
(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects. (small solid bullet) Managing the fund to have similar overall
interest rate risk to the Lehman Brothers    3 Plus Year     Municipal
Bond Index.
(small solid bullet) Allocating assets across different market sectors and maturities.
(small solid bullet) Analyzing a security's structural features
and     current pricing   ,     trading opportunities, and the credit
quality of its issuer    to select     investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in the fund's performance from year to year and compares Institutional Class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance. YEAR-BY-YEAR RETURNS

ADVISOR MUNICIPAL INCOME -
INSTITUTIONAL CLASS
Calendar Years                                          1996   1997    1998
                                                        3.09%  10.22%  6.31%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: 3.09
Row: 9, Col: 1, Value: 10.22
Row: 10, Col: 1, Value: 6.31
DURING THE PERIODS SHOWN IN THE CHART FOR INSTITUTIONAL CLASS OF ADVISOR MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 3.39% (QUARTER ENDING JUNE 30, 1997) AND THE LOWEST RETURN FOR A QUARTER WAS -1.71% (QUARTER ENDING MARCH 31, 1996).
THE YEAR-TO-DATE RETURN AS OF    SEPTEMBER 30, 1999     FOR
INSTITUTIONAL CLASS OF ADVISOR MUNICIPAL INCOME WAS    -1.76    %.
AVERAGE ANNUAL RETURNS

For the periods ended          Past 1 year  Life of classA
December 31, 1998
Advisor Municipal Income -      6.31%        7.48%
Institutional Class
Lehman Brothers Municipal       6.48%        7.36%
Bond Index
Lipper General Municipal Debt   5.32%        n/a
Funds Average

A FROM JULY 3, 1995.
If FMR had not reimbursed certain class expenses during these periods, Institutional Class's returns would have been lower.
   The     Lehman Brothers Municipal Bond Index is a market
value-weighted index of investment-grade municipal bonds with maturities of one year or more.
Lipper    General Municipal Debt     Funds Average reflects the
performance (excluding sales charges) of mutual funds with similar objectives.
FEE TABLE
The following table describes the fees and expenses that are incurred
when you buy, hold   ,     or sell Institutional Class shares of the
fund. The annual class operating expenses provided below for Institutional Class are based on historical expenses.
SHAREHOLDER    F    EES (PAID BY THE INVESTOR DIRECTLY)
                                          Institutional Class
Sales charge (load) on                    None
purchases and reinvested
distributions
Deferred sales charge (load)              None
on redemptions
ANNUAL CLASS OPERATING EXPENSES (PAID FROM CLASS ASSETS)
                                          Institutional Class
Management fee                            0.38%
Distribution and Service                  None
(12b-1) fee
Other expenses                            0.22%
Total annual class operating              0.60%
expensesA
   A EFFECTIVE JULY 1, 1995, FMR HAS VOLUNTARILY AGREED TO REIMBURSE INSTITUTIONAL CLASS OF THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.75%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY
TIME.
This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.
Let's say, hypothetically, that Institutional class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
                Institutional Class
1 year          $ 61
3 years         $ 192
5 years         $ 335
10 years        $ 750
FUND BASICS
INVESTMENT DETAILS
INVESTMENT OBJECTIVE
ADVISOR MUNICIPAL INCOME FUND seeks to provide a high current yield exempt from federal income tax.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests the fund's assets in investment-grade municipal
debt securities    (those of medium and high quality)    .
FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.
FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to
education, health care, transportation   ,     and utilities.
FMR uses the Lehman Brothers    3 Plus Year     Municipal Bond Index
as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of October 31, 1999, the dollar-weighted average maturity of
the fund and the index was approximately    12.9     and    14.6
years, respectively.
FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.
In buying and selling securities for the fund, FMR analyzes a
security's structural features    and     current price compared to
its estimated long-term value,        any short-term trading
opportunities resulting from market inefficiencies, and the credit quality of its issuer.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing
security prices, interest rates   ,     or other factors that affect
security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current
interest     but are sold at a discount from their face values.
Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.
MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters
of credit, guarantees   ,     or insurance.
PRINCIPAL INVESTMENT RISKS
Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market
conditions and in    r    esponse to other economic, political, or
financial developments. The fund's reaction to these developments will
be    a    ffected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.
The following factors    can     significantly affect the fund's
performance:
MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those
relating to education, health care, transportation   ,     and
utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that
affect a particular type of    security or     issuer, and changes in
general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
In response to market, economic, political   ,     or other
conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect
the fund's performance, and the fund    could     distribute income
subject to federal income tax.
FUNDAMENTAL INVESTMENT POLICIES
The policy discussed below is fundamental, that is, subject to change only by shareholder approval.
ADVISOR MUNICIPAL INCOME FUND seeks to provide a high current yield by investing in a diversified portfolio of municipal obligations whose interest is not included in gross income for purposes of calculating federal income tax. The fund normally invests at least 80% of its assets in municipal obligations whose interest is free from federal income tax.
VALUING SHARES
The fund is open for business each day the New York Stock Exchange
(NYSE) is open.
A class's net asset value per share (NAV) is the value of a single
share. Fidelity        normally calculates Institutional Class's NAV
as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission
(SEC). The fund's assets are valued as of this time for the purpose of computing Institutional Class's NAV.
To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
The fund's assets are valued primarily on the basis of    information
furnished by a pricing service or market quotations    . If market
    quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the
    market on which the security is principally traded   ,     that
security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.
SHAREHOLDER INFORMATION
BUYING AND SELLING SHARES
GENERAL INFORMATION
For account, product and service information, please use the following phone numbers:
(small solid bullet) If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m.
Eastern time, Monday through Friday).
(small solid bullet) If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time,
Monday through Friday).
Please use the following addresses:
BUYING OR SELLING SHARES
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048
You may buy or sell Institutional Class shares of the fund through an investment professional. When you invest through an investment
professional, the procedures for buying, selling   ,     and
exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS
BUYING SHARES
Institutional Class shares are offered to:
1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (as defined in the Employee Retirement Income Security
Act), 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;
2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;
3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;
4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;
5. Fidelity Trustees and employees; and
6. Insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business.
For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity may waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds. The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.
Your shares will be bought at the next NAV calculated after your order is received in proper form.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.
Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses. MINIMUMS
TO OPEN AN ACCOUNT                $2,500
Through regular investment plansA $100
TO ADD TO AN ACCOUNT              $100
MINIMUM BALANCE                   $1,000
A AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $100, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED.
The fund may waive or lower purchase minimums   .

KEY INFORMATION
PHONE                        TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from another
                             Fidelity fund. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from another
                             Fidelity fund. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."
MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770002 CINCINNATI,  (small solid bullet) Complete
OH 45277-0081                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund and note the applicable
                             class. Mail to your
                             investment professional or
                             to the address at left.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund
                             and note the applicable
                             class. Indicate your fund
                             account number on your check
                             and mail to your investment
                             professional or to the
                             address at left.
                             (small solid bullet) Exchange
                             from the same class of other
                             Fidelity Advisor funds or
                             from another Fidelity fund.
                             Send a letter of instruction
                             to your investment
                             professional or to the
                             address at left, including
                             your name, the funds' names,
                             the applicable class names,
                             the fund account numbers,
                             and the dollar amount or
                             number of shares to be
                             exchanged.
IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to your investment
                             professional.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to your
                             investment professional.
WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to set
                             up your account and to
                             arrange a wire transaction.
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your new
                             fund account number and your
                             name.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your fund
                             account number and your name.
AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Investment Program.

SELLING SHARES
The price to sell one share of Institutional Class is the class's NAV. If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.
Your shares will be sold at the next NAV calculated after your order is received in proper form.
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the
last    15 or 30 days, depending on the type of account;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or
other    property     rather than in cash if    FMR     determines it
is in the best interests of the fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.
   To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.
KEY INFORMATION
PHONE                        (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to
                             initiate a wire transaction
                             or to request a check for
                             your redemption.
                             (small solid bullet) Exchange
                             to the same class of other
                             Fidelity Advisor funds or to
                             another Fidelity fund. Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information."
MAIL FIDELITY INVESTMENTS    INDIVIDUAL, JOINT TENANT,
P.O. BOX 770002 CINCINNATI,  SOLE PROPRIETORSHIP, UGMA,
OH 45277-0081                UTMA
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including your name, the
                             fund's name, the applicable
                             class name, your fund
                             account number, and the
                             dollar amount or number of
                             shares to be sold. The
                             letter of instruction must
                             be signed by all persons
                             required to sign for
                             transactions, exactly as
                             their names appear on the
                             account.
                             TRUST
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the trust's name,
                             the fund's name, the
                             applicable class name, the
                             trust's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             The trustee must sign the
                             letter of instruction
                             indicating capacity as
                             trustee. If the trustee's
                             name is not in the account
                             registration, provide a copy
                             of the trust document
                             certified within the last 60
                             days.
                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the firm's name,
                             the fund's name, the
                             applicable class name, the
                             firm's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             At least one person
                             authorized by corporate
                             resolution to act on the
                             account must sign the letter
                             of instruction.
                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.
                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" for
                             instructions.
IN PERSON                    INDIVIDUAL, JOINT TENANT,
                             SOLE PROPRIETORSHIP, UGMA,
                             UTMA
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The letter of
                             instruction must be signed
                             by all persons required to
                             sign for transactions,
                             exactly as their names
                             appear on the account.
                             TRUST
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The trustee
                             must sign the letter of
                             instruction indicating
                             capacity as trustee. If the
                             trustee's name is not in the
                             account registration,
                             provide a copy of the trust
                             document certified within
                             the last 60 days.
                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. At least one
                             person authorized by
                             corporate resolution to act
                             on the account must sign the
                             letter of instruction.
                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.
                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Visit
                             your investment professional
                             for instructions.
AUTOMATICALLY                (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Withdrawal Program to set up
                             periodic redemptions from
                             your Institutional Class
                             account.
EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity Advisor funds or for shares of Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four
exchanges out of the fund per calendar year.    Accounts under common
ownership or control will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The fund may terminate or modify the exchange privilege in the future. Other funds may have different exchange restrictions, and may
impose        trading fees of up to 3.00% of the amount exchanged.
Check each fund's prospectus for details.
ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the fund.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY ADVISOR SYSTEMATIC
INVESTMENT PROGRAM TO MOVE
MONEY FROM YOUR BANK ACCOUNT
TO A FIDELITY ADVISOR FUND.
MINIMUM MINIMUM                        FREQUENCY                    PROCEDURES
INITIAL ADDITIONAL                     Monthly, bimonthly,          (small solid bullet) To set
$100    $100                           quarterly, or semi-annually  up for a new account,
                                                                    complete the appropriate
                                                                    section on the application.
                                                                    (small solid bullet) To set
                                                                    up for existing accounts,
                                                                    call your investment
                                                                    professional or call
                                                                    Fidelity at the appropriate
                                                                    number found in "General
                                                                    Information" for an
                                                                    application.
                                                                    (small solid bullet) To make
                                                                    changes, call your
                                                                    investment professional or
                                                                    call Fidelity at the
                                                                    appropriate number found in
                                                                    "General Information." Call
                                                                    at least 10 business days
                                                                    prior to your next scheduled
                                                                    investment date.
FIDELITY ADVISOR SYSTEMATIC
WITHDRAWAL PROGRAM TO SET UP
PERIODIC REDEMPTIONS FROM
YOUR INSTITUTIONAL CLASS
ACCOUNT TO YOU OR TO YOUR
BANK CHECKING ACCOUNT.
MINIMUM                       MAXIMUM  FREQUENCY                    PROCEDURES
$100                          $50,000  Monthly, quarterly, or       (small solid bullet) Accounts
                                       semi-annually                with a value of $10,000 or
                                                                    more in Institutional Class
                                                                    shares are eligible for this
                                                                    program.
                                                                    (small solid bullet) To set
                                                                    up, call your investment
                                                                    professional or call
                                                                    Fidelity at the appropriate
                                                                    number found in "General
                                                                    Information" for instructions.
                                                                    (small solid bullet) To make
                                                                    changes, call your
                                                                    investment professional or
                                                                    call Fidelity at the
                                                                    appropriate number found in
                                                                    "General Information." Call
                                                                    at least 10 business days
                                                                    prior to your next scheduled
                                                                    withdrawal date.

OTHER FEATURES. The following other features are also available to buy and sell shares of the fund.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account.
(small solid bullet) Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
(small solid bullet) To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity at 1-888-622-3175 if you need additional copies of financial reports or prospectuses.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
If your ACCOUNT BALANCE falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.
Fidelity may charge a FEE FOR    CERTAIN     SERVICES, such as
providing historical account documents   .
DIVIDENDS AND CAPITAL    GAIN     DISTRIBUTIONS
The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to
shareholders as capital    gain     distributions.
The fund normally declares dividends daily and pays them monthly. The
fund normally pays capital    gain     distributions in December.
EARNING DIVIDENDS
Shares purchased by an automated purchase order begin to earn dividends on the day your payment is received.
Shares purchased by all other purchase orders begin to earn dividends on the first business day following the day your payment is received. Shares earn dividends until, but not including, the next business day following the day of redemption.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for Institutional Class's distributions:
5. REINVESTMENT OPTION. Your dividends and capital    gain
distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
6. INCOME-EARNED OPTION. Your capital    gain     distributions will
be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.
7. CASH OPTION. Your dividends and capital    gain     distributions
will be paid in cash.
8. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity Advisor fund or shares of
identically registered Fidelity funds. Your capital    gain
distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity Advisor fund or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in the fund could have tax consequences for you.
TAXES ON DISTRIBUTIONS. The fund seeks to earn income and pay dividends exempt from federal income tax.
Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal
and state income taxes and    also may be subject to the federal
alternative minimum tax.     You may also receive taxable
distributions attributable to the fund's sale of municipal bonds.
For federal tax purposes, the fund's distributions of    short-term
capital gains and gains on the sale of bonds characterized as market
discount     are taxable to you as ordinary income,    while     the
fund's distributions of long-term capital gains are taxable to you generally as capital gains.
If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of
capital    generally     will not be taxable to you but will reduce
the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price
back in the form of a    potentially     taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in Institutional Class shares of another Fidelity Advisor fund or shares of Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital
gain or loss on your investment in the fund    generally     is the
difference between the cost of your shares and the price you receive when you sell them.
FUND SERVICES
FUND MANAGEMENT
Advisor Municipal Income is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
FMR is the fund's manager.
As of    March 25, 1999    , FMR had approximately $521.7 billion in
discretionary assets under management.
As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.
Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for the fund. FIMM is primarily responsible for choosing investments for the fund.
FIMM is an affiliate of FMR. As of    March 29, 1999    , FIMM had
approximately $   159.8 billion     in discretionary assets under
management.
The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.
Christine Thompson is vice president and manager of Advisor Municipal Income, which she has managed since July 1998. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and portfolio manager.
   From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
   The fund pays a management fee to FMR. The management fee is
calculated and paid to FMR every month.     The fee is calculated by
adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For    October 1999    , the group fee rate was    0.1289    %. The
individual fund fee rate is 0.25%.
   The total management fee for the fiscal year ended October 31,
1999, was     0.38   % of the fund's average net assets.
FMR pays FIMM for providing assistance with investment advisory services.
FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements,
which may be    discontinued     by FMR at any time, can decrease a
class's expenses and boost its performance.
FUND DISTRIBUTION
The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.
FDC distributes Institutional Class's shares.
Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class.
To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do
not constitute an offer by the fund or by FDC to sell    shares of the
fund to     or to buy shares of the fund    from     any person to
whom it is unlawful to make such offer.
APPENDIX
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand Institutional Class's financial history for the period of the class's operations. Certain information reflects financial results for a
single class share.    The total returns in the table represent the
rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions).
    This information has been audited by    PricewaterhouseCoopers
LLP    , independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.
   SELECTED PER-SHARE DATA AND RATIOS

Years ended October 31,          1999      1998      1997       1996        1995 F
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 12.510  $ 12.120  $ 11.720   $ 11.880    $ 11.700
period
Income from Investment
Operations
 Net interest income              .584      .592      .609 D     .707 D, E   .232
 Net realized and unrealized      (.860)    .390      .464       (.197)      .180
gain (loss)
 Total from investment            (.276)    .982      1.073      .510        .412
operations
Less Distributions
 From net interest income         (.584)    (.592)    (.671) E   (.670)      (.232)
 In excess of net interest        -         -         (.002)     -           -
income
 Total distributions              (.584)    (.592)    (.673)     (.670)      (.232)
Net asset value, end of period   $ 11.650  $ 12.510  $ 12.120   $ 11.720    $ 11.880
TOTAL RETURN B, C                 (2.31)%   8.28%     9.44%      4.41%       3.55%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 3,431   $ 3,741   $ 1,511    $ 927       $ 154
(000 omitted)
Ratio of expenses to average      .60%      .75% G    .75% G     .75% G      .75% A, G
net assets
Ratio of net interest income      4.75%     4.75%     5.11%      5.88%       5.89% A
to average net assets
Portfolio turnover rate           23%       36%       36%        49%         37%

   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
   F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
   G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-888-622-3175.
The SAI, the fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-4707
Fidelity, Fidelity Investments & (Pyramid) Design,    Fidelity
Investments,     and Directed Dividends are registered trademarks of
FMR Corp.
The third party marks appearing above are the marks of their respective owners.
   1.728704.100 HIM-pro-    1299
FIDELITY ADVISOR LATIN AMERICA FUND, FIDELITY ADVISOR EMERGING ASIA FUND, FIDELITY ADVISOR JAPAN FUND,
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND, FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND,
FIDELITY ADVISOR OVERSEAS FUND, FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND, FIDELITY ADVISOR GLOBAL EQUITY FUND, FIDELITY ADVISOR HIGH YIELD FUND, FIDELITY ADVISOR HIGH INCOME FUND, FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND, FIDELITY ADVISOR MORTGAGE SECURITIES FUND, FIDELITY ADVISOR INTERMEDIATE BOND FUND,
FIDELITY ADVISOR SHORT-FIXED INCOME FUND, AND FIDELITY ADVISOR MUNICIPAL INCOME FUND
FUNDS OF FIDELITY ADVISOR SERIES II AND FIDELITY ADVISOR SERIES VIII CLASS A, CLASS T, CLASS B, CLASS C, INSTITUTIONAL CLASS, AND INITIAL CLASS

STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 29, 1999

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus, dated December 29, 1999, or an annual report for Class A, Class T, Class B, Class C, and Institutional Class of each fund, please call Fidelity(registered trademark) at 1-888-622-3175. To obtain a free additional copy of a prospectus for the Initial Class of Fidelity Advisor Mortgage Securities Fund, dated December 29, 1999, or an annual report for the Initial Class of Fidelity Advisor Mortgage Securities Fund, please call Fidelity at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.

TABLE OF CONTENTS               PAGE

Investment Policies and         3
Limitations

Special Considerations          21
Regarding Canada

Special Considerations          21
Regarding Europe

Special Considerations          22
Regarding Japan

Special Considerations          22
Regarding Asia Pacific
Region (ex Japan)

Special Considerations          22
Regarding Latin America

Special Considerations          23
Regarding Russia

Special Considerations          23
Regarding Africa

Portfolio Transactions          23

Valuation                       33

Performance                     33

Prior Performance of Similar    147
Funds

Additional Purchase, Exchange   156
and Redemption Information

Distributions and Taxes         158

Trustees and Officers           159

Control of Investment Advisers  167

Management Contracts            169

Distribution Services           178

Transfer and Service Agent      197
Agreements

Description of the Trusts       200

Financial Statements            200

Appendix                        200


For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

                                                   ACOM10-ptb-1299
                                                   1.   730173.100

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF ADVISOR LATIN AMERICA FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer if, as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Latin American market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Latin American market;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 17.

For purposes of normally investing at least 65% of the fund's total assets in securities of Latin American issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

INVESTMENT LIMITATIONS OF ADVISOR EMERGING ASIA FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) issue senior securities, except as permitted under the Investment Company Act of 1940.

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or representing interests in real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by or indexed to, or representing interests in, physical commodities or investing or trading in derivative investments); or

(7) make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 18.

For purposes of normally investing at least 65% of the fund's total assets in securities of Asian emerging market issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

INVESTMENT LIMITATIONS OF ADVISOR JAPAN FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 19.

For purposes of normally investing at least 65% of the fund's total assets in securities of Japanese issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

INVESTMENT LIMITATIONS OF ADVISOR INTERNATIONAL CAPITAL APPRECIATION
FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 20.

For purposes of normally investing at least 65% of the fund's total assets in foreign securities, including securities of issuers located in emerging markets, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

INVESTMENT LIMITATIONS OF ADVISOR EUROPE CAPITAL APPRECIATION FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 22.

For purposes of normally investing at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

INVESTMENT LIMITATIONS OF ADVISOR OVERSEAS FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED
WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 23.

For purposes of normally investing at least 65% of the fund's total assets in foreign securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

INVESTMENT LIMITATIONS OF ADVISOR DIVERSIFIED INTERNATIONAL FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 24.

For purposes of normally investing at least 65% of the fund's total assets in foreign securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

INVESTMENT LIMITATIONS OF ADVISOR GLOBAL EQUITY FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 25.

For purposes of normally investing at least 65% of the fund's total assets in common stocks, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

INVESTMENT LIMITATIONS OF ADVISOR HIGH YIELD FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 26.

For purposes of normally investing at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

INVESTMENT LIMITATIONS OF ADVISOR HIGH INCOME FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money up to 15% of the fund's net assets to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 27.

For purposes of investing at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

INVESTMENT LIMITATIONS OF ADVISOR GOVERNMENT INVESTMENT FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 28.

For purposes of normally investing at least 65% of the fund's total assets in U.S. Government securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

The fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities for purposes of investment limitation (5). Accordingly, the fund may establish the following four industry groups: (1) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government; (2) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government; (3) custodian banks for CMOs that are backed by the full faith and credit of the U.S. Government; (4) custodian banks for CMOs that are backed by U.S. Government agencies and instrumentalities but not by the full faith and credit of the U.S. Government. If the fund concludes that, under applicable legal principles, any of these securities is a Government security, it will exclude the security from investment limitation (5).

INVESTMENT LIMITATIONS OF ADVISOR MORTGAGE SECURITIES FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase any security if, as a result thereof, more than 25% of the value of its total assets would be invested in the securities of companies having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities);

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 30.

For purposes of normally investing at least 65% of the fund's total assets in investment-grade mortgage-related securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

The fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities for purposes of investment limitation (5). Accordingly, the fund may establish the following four industry groups: (1) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government; (2) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government; (3) custodian banks for CMOs that are backed by the full faith and credit of the U.S. Government; (4) custodian banks for CMOs that are backed by U.S. Government agencies and instrumentalities but not by the full faith and credit of the U.S. Government. If the fund concludes that, under applicable legal principles, any of these securities is a Government security, it will exclude the security from investment limitation (5).

INVESTMENT LIMITATIONS OF ADVISOR INTERMEDIATE BOND FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 31.

INVESTMENT LIMITATIONS OF ADVISOR SHORT FIXED-INCOME FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 32.

INVESTMENT LIMITATIONS OF ADVISOR MUNICIPAL INCOME FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of investment limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 33.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities, mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the
quality, maturity   ,     and diversification of their investments.

COMMON STOCK represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds, and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the pre-refunded bond is considered to be the number of days to the announced call date of the bonds. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000. As a result, some foreign markets, brokers, banks or securities depositories could experience at least temporary disruptions, which could result in difficulty buying and selling securities in certain foreign markets and pricing foreign investments, and foreign issuers could fail to pay timely dividends, interest or principal. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security
back to    the     original seller at an agreed-upon price in either
U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500) or the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Futures may be based on foreign indexes such as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each equity fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

In addition, each bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Each bond fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities.

The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. Advisor Municipal Income currently intends to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

ISSUER LOCATION. FMR determines where an issuer is located by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities;
(2) the security has its primary trading market in that country; or
(3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MORTGAGE SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

MUNICIPAL INSURANCE. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or
(ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investor Service and "AAA" by Standard &
Poor's.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

PREFERRED STOCK represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

PUT FEATURES entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(NYSE) and a subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

SHORT SALES. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

TEMPORARY DEFENSIVE POLICIES. Each of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Asia reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Each of Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, and Advisor Short Fixed-Income reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Advisor Municipal Income reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.

Each of Advisor High Yield and Advisor High Income reserves the right to invest without limitation in investment-grade securities for temporary, defensive purposes.

TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CANADA

POLITICAL. Canada's parliamentary system of government is, in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of Canada decided in August 1998 that if there was a "clear answer" to a "clear question" in a referendum, then the federal government would be obliged to negotiate with Quebec.

ECONOMIC. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

CURRENCY. For U.S. investors, investing in any foreign currency entails an additional risk that is not faced when investing in the domestic market. Since Canada let its currency float in 1970, its value has been in a steady decline against the U.S. dollar. While the decline has helped Canada stay competitive in export markets, U.S. investors have seen their investment returns eroded by the impact of currency conversion.

SPECIAL CONSIDERATIONS REGARDING EUROPE

On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union
(EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its widespread use in the retail sector will follow the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank.

While economic and monetary convergence in the European Union may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy.

POLITICAL. For those countries in Western and Eastern Europe that were not included in the first round of the EU implementation, the prospects for eventual membership serve as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively.

At the same time, there could become an increasingly widening gap between rich and poor within the aspiring countries, those countries who are close to meeting membership criteria, and those who are not likely to join the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.

In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

ECONOMIC. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the eleven EMU member nations. According to the Maastrich treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the euro, such as Greece, risk being left farther behind.

FOREIGN TRADE. The EU has recently been involved in a number of trade disputes with major trading partners, including the United States. Tariffs and embargoes have been levied upon imports of agricultural products and meat that have resulted in the affected nation levying retaliatory tariffs upon imports from Europe. These disputes can adversely affect the valuations of the European companies that export the targeted products.

CURRENCY. For U.S. investors, investing in any foreign currency entails an additional risk that is not faced when investing in the domestic market. However, investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. This has been the case in the first six months of 1999, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

GERMANY. The German economy is heavily industrialized, with a strong emphasis on manufacturing and exports. Therefore, Germany's economic growth is heavily dependent on the prosperity of its trading partners and on currency exchange rates. Germany is closely tied to a number of Eastern European emerging market economies and weakness in these economies will likely dampen demand for German exports. Germany continues to struggle with its incorporation of former East Germany and the country as a whole faces high labor costs and high unemployment.

FRANCE. In recent years, the country's economic growth has been hit by a series of general strikes. France's strong labor unions reacted negatively to government cuts driven by the country's effort to meet EMU membership criteria. Recently, unions have demanded a lower retirement age and a shorter work week. Economic growth also is limited by the country's pay-as-you-go pension system; spending on pensions accounts for about 10% of GDP.

NORDIC COUNTRIES. Faced with stronger global competition, the Nordic countries- Norway, Finland, Denmark, and Sweden- have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

UNITED KINGDOM. The United Kingdom continues to be overtly less enthusiastic about EMU than other countries in Europe and has not committed itself to joining the euro. While the UK views independence from the EMU as a competitive advantage, the country may not benefit from its independence if economic conditions on the continent improve. If the continental European stock markets make more compelling prospects for economic growth, there is concern that the UK market may lag its European counterparts.

EASTERN EUROPE. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

ECONOMIC. Since Japan's bubble economy collapsed eight years ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

FOREIGN TRADE. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past two years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Much of Japan's hopes for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.

NATURAL RESOURCE DEPENDENCY. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

NATURAL DISASTERS. The Japanese islands have been subjected to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)

Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

ECONOMIC. The economic health of the region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's mandated benchmarks. The majority of the countries in the region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries. In addition, a number of countries in the region have historically faced hyperinflation, a deterrent to productivity and economic growth.

CURRENCY. For U.S. investors, investing in any currency entails an additional risk that is not faced when investing in the domestic market. Some countries in the region may impose restrictions on converting local currency, effectively preventing foreigners from selling assets and repatriating funds. While flexible exchange rates through most of the region should allow greater control of domestic liquidity conditions, the region's currencies generally face above-average volatility with potentially negative implications for economic and security market conditions.

NATURAL DISASTERS. The Asia Pacific region has been subjected to periodic natural disasters such as earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industry.

CHINA AND HONG KONG. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial and monetary systems that allow economic freedom and market expansion.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated and have enjoyed sound levels of growth. Privatization of state-owned companies is almost completed. Foreign trade restrictions have been relaxed. Large fiscal deficits have been reduced and inflation controlled. Nonetheless, the volatile stock markets of 1998 have clearly demonstrated that investors in the region continue to face a number of potential risks.

The telephone company industry comprises a major segment of the Latin American market, as a whole as currently represented by the MSCI
Emerging Markets Free -     Latin America Index. The pace of the
privatization of most Latin America's telephone companies has been accelerating and is generally expected to ameliorate the industry's worsening infrastructure problems and substantially expand and improve services to the consumer. Following the privatization and breakup of many of Latin America's telecommunications monopolies, telephone companies are now faced with an increasingly competitive operating environment that could substantially affect their profit margins adversely. In addition, because these companies are regulated providers of a highly visible basic service, in a sovereign stress scenario, a company may not be permitted to pass on increased operating expenses or devaluation-related price increases directly and immediately to consumers. Attempts by management to undertake restructuring initiatives, such as cutting employment overhead, could also meet with strong government and union opposition. Latin America countries have periodically experienced sharp economic slowdowns, high interest rates, and spiraling inflation. In this environment, the earnings and profits of telephone companies could be particularly vulnerable. Access to capital could be substantially restricted by the market's reaction to regional or global economic crisis. Because telephone companies issue among Latin America's most liquid stocks, they may be among the first companies whose shares will be sold by foreign investors seeking to repatriate their overseas investments in times of regional or global crisis. Accordingly, shares of telephone companies may be subject to a high degree of price volatility in these situations.

POLITICAL. While investors recently have benefited from friendlier forms of government, the Latin American political climate is still vulnerable to sudden changes. Many countries in the region have been in recession and have faced high unemployment. Corruption remains part of the political landscape. This could lead to social unrest and changes in governments that are less favorable to investors. The investor friendly trends of social, economic, and market reforms seen over the past several years could be reversed. Also, as has historically been the case, the stock markets may be subject to increased volatility as some countries approach elections: Argentina, Chile, Mexico, and Peru.

SOCIAL UNREST. Latin America continues to suffer from one of the most inequitable distributions of wealth in the world, as well as rampant delinquency and street crime. The recent reforms and the move to democracy, which were initially welcomed by the population, so far have failed to significantly improve the living conditions of the majority of people. This could lead to social unrest, occasional labor strikes, rebellion, or civil war.

ECONOMIC. Many countries in the region have experienced periods of hyperinflation which adversely impacted and may continue to impact their economies and local stock markets. Despite signs that inflation has been tamed, the risk of hyperinflation persists.

FOREIGN TRADE. One key to the recent economic growth in the region has been the reduction of trade barriers and a series of free-trade agreements. These are currently under pressure given the recent macro-economic imbalances between many trading partners. One example would be Mercosur, which includes Argentina, Brazil, Uruguay, and Paraguay. As long as the economies perform well and the regimes maintain similar economic and currency policies, all will benefit from this agreement. However, the recent devaluation of Brazil's currency, combined with recessions in the region, has created tension between the largest trading partners, Brazil and Argentina. This could threaten the pace of vital trade integration and regional economic stability.

CURRENCY. For U.S. investors, investing in any foreign market entails the risk of currency fluctuations; any weakness in the local currency could erode the investment returns to U.S. investors upon currency conversion. As is typical of emerging markets, Latin America has a long history of currency devaluation, evidenced by the Mexican peso crisis and the more recent Brazilian devaluation. The region remains exposed to currency speculators, particularly if the economic or political conditions worsen. Countries where the currency is artificially pegged to the dollar are most at risk. For example, predatory speculation may shift to Argentina if the cost of maintaining the currency board reaches an unsustainable level given the negative impact of the Brazilian devaluation, the economic recession, the deterioration of the foreign trade balances, and the mounting fiscal deficit.

SOVEREIGN DEBT. Although austerity programs in many countries have significantly reduced fiscal deficits, the region is still facing significant debt. Interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. In addition, governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.

NATURAL RESOURCES DEPENDENCY. Commodities such as agricultural products, minerals, and metals account for a significant percentage of exports of many Latin American countries. As a result, these economies have been particularly sensitive to the fluctuation of commodity prices. As an example, Chile has been affected by the change in the prices of copper and pulp, which has adversely affected its economy and stock market. Similarly, because the U.S. is Mexico's largest trading partner - accounting for more than four-fifths of its exports
- any economic downturn in the U.S. economy could adversely impact the Mexican economy and stock market.

NATURAL DISASTERS. The region has been subjected to periodic natural disasters, such as earthquakes and floods. These events have often inflicted substantial damage upon the populations and the economy. More recently, weather disorders attributed to the "El Nino" effect have placed a serious drag on the economy of some countries, such as Peru and Ecuador.

FINANCIAL REPORTING STANDARDS. As is typical of many emerging markets, many companies in the region are still controlled by families and their associates. Accordingly, these owners may not always act in the best interests of public shareholders. In addition, rules for disclosing financial information are less stringent, which increases the difficulty of accessing reliable and viable information.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

Investing in Russian securities is highly speculative and involves greater risks than generally encountered when investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. For most of the past decade, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union. As recently as 1998, the government imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms.

Foreign investors also face a high degree of currency risk when investing in Russian securities. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and declared a moratorium on commercial debt payments. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of proceeds.

Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. A combination of poor accounting standards, inept management, endemic corruption, and limited shareholder rights pose a significant risk, particularly to foreign investors.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. Among these are thin trading activity, inadequate regulatory protection for the rights of investors, and lax custody procedures. Additionally, there is a dearth of solid corporate information available to investors.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

SPECIAL CONSIDERATIONS REGARDING AFRICA

Africa is a highly diverse and politically unstable continent of over 50 countries and 840 million people. Civil wars, coups, and even genocidal warfare have beset much of this region in recent years. Nevertheless, the continent is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds, and timber. Wealthier African countries generally have strong connections to European partners; evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance remains closely tied to world commodity markets, particularly oil, as well as agricultural conditions, such as drought.

Several Northern African countries have substantial oil reserves and, accordingly, their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions have a strong impact on many of their natural resources, as was the case in 1995, when severe drought adversely affected economic growth.

Several African countries have active equity markets, many established since 1989. The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. The mean age for all equity markets is 40 years old. A total of 1,830 firms are listed on the respective exchanges. With the exception of the relatively large and liquid South African stock market, sub-Saharan Africa is probably the riskiest of all the world's emerging markets.

During the past two decades, sub-Saharan Africa has lagged behind other developing regions in economic growth. The area attracts only a modest share of foreign direct investment and remains highly dependent on foreign aid. The financial markets are small and underdeveloped and offer little regulatory protection for investors. Except for South Africa, the most fundamental problems in all of the countries in the region are the absence of an effective court system to ensure the enforceability of contracts. Investors in the area generally face a high risk of continuing political and economic instability as well as currency exchange rate volatility.

SOUTH AFRICA. South Africa has a highly developed and industrialized economy. It is rich in mineral resources and is the world's largest producer and exporter of gold. The nation's new government has made remarkable progress in consolidating the nation's peaceful transition to democracy and in redressing the socioeconomic disparities created by apartheid. It has a sophisticated financial structure with a large and active stock exchange that ranks 19th in the world in terms of market capitalization. Nevertheless, investors in South Africa face a number of risks common to other developing regions. The nation's heavy dependence upon the export of natural resources makes its economy and stock market vulnerable to weak global demand and declines in commodity prices. The country's currency reserves have been a constant problem and its currency can be vulnerable to devaluation. There is also the risk that ethnic and civic conflict could result in the abandonment of many of the nation's free market reforms to the detriment of shareholders.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended October 31, 1999 and 1998, the portfolio turnover rates for each fund are presented in the table below.
Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

                               Fiscal Period Ended  Portfolio Turnover Rate


Advisor Latin America

1999+                          October 31            50%*

Advisor Emerging Asia

1999                           October 31            62%

Advisor Japan

1999++                         October 31            152%*

Advisor International Capital
Appreciation

1999                           October 31            218%

1998+++                        October 31            199%*

Advisor Europe Capital
Appreciation

1999++                         October 31            164%*

Advisor Overseas

1999                           October 31            85%

1998                           October 31            74%

Advisor Diversified
International

1999++                         October 31            78%*

Advisor Global Equity

1999++                         October 31            69%*

Advisor High Yield

1999                           October 31            61%

1998                           October 31            75%

Advisor High Income

1999++++                       October 31            331%*

Advisor Government Investment

1999                           October 31            174%

1998                           October 31            243%

Advisor Mortgage Securities

1999                           October 31            183%

1998                           October 31            262%

Advisor Intermediate Bond

1999                           October 31            138%

12/1/97-10/31/98               October 31            176%*

Advisor Short Fixed-Income

1999                           October 31            139%

1998                           October 31            124%

Advisor Municipal Income

1999                           October 31            23%

1998                           October 31            36%


* Annualized

+ Advisor Latin America commenced operations on December 21, 1998.

++ Advisor Japan, Advisor Europe Capital Appreciation, Advisor
Diversified International, and Advisor Global Equity commenced operations on December 17, 1998.

+++ Advisor International Capital Appreciation commenced operations on November 3, 1997.

++++ Advisor High Income commenced operations on September 7, 1999.

Prior to June 16, 1999, Advisor Emerging Asia operated as Fidelity Advisor Emerging Asia, Inc. (Closed-End Fund), a closed-end fund. On June 15, 1999, the Closed-End Fund was reorganized as an open-end fund through a transfer of all its assets and liabilities to Advisor Emerging Asia. Shareholders of the Closed-End Fund received Class A shares of Advisor Emerging Asia in exchange for their shares of the Closed-End Fund.

Significant changes in brokerage commissions paid by the Closed-End
Fund    and those paid by Advisor Emerging Asia     may result from
its reorganization as an open-end fund, which must continuously meet redemptions.

The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions.

The following table shows the total amount of brokerage commissions paid by each fund.

                               Fiscal Year Ended  Total Amount Paid


Advisor Latin America          October 31

1999+                                             $ 14,837

Advisor Emerging Asia          October 31

1999                                                486,161

1998                                                270,016

1997                                                678,317

Advisor Japan                  October 31

1999++                                              119,713

Advisor International Capital  October 31
Appreciation

1999                                                304,587

1998+++                                             176,523

Advisor Europe Capital         October 31
Appreciation

1999++                                              102,306

Advisor Overseas               October 31

1999                                                3,471,595

1998                                                3,132,182

1997                                                2,761,658

Advisor Diversified            October 31
International

1999++                                              103,668

Advisor Global Equity          October 31

1999++                                              13,316

Advisor High Yield             October 31

1999                                                163,687

1998                                                238,891

1997                                                269,517

Advisor High Income            October 31

1999++++                                            600


+ Advisor Latin America commenced operations on December 21, 1998.

++ Advisor Japan, Advisor Europe Capital Appreciation, Advisor
Diversified International, and Advisor Global Equity commenced operations on December 17, 1998.

+++ Advisor International Capital Appreciation commenced operations on November 3, 1997.

++++ Advisor High Income commenced operations on September 7, 1999.
Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC and, in the case of certain taxable funds, FBS and FBSJ, as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC and FBS and FBSJ for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1999. NFSC, FBS, and FBSJ are paid on a commission basis.

                                                  Total Amount Paid

                               Fiscal Year Ended  To NFSC            To FBS    To FBSJ


Advisor Japan                  October 31

1999+                                             $ 0                $ 0       $ 290

Advisor International Capital  October 31
Appreciation

1999                                               0                  0         518

1998++                                             0                  105       0

Advisor Europe Capital         October 31
Appreciation

1999+                                              8                  0         0

Advisor Overseas               October 31

1999                                               1,854              0         132

1998                                               8,154              29,509    0

1997                                               5,510              198,192   0

Advisor Diversified            October 31
International

1999+                                              685                0         0

Advisor Global Equity          October 31

1999+                                              222                0         0

Advisor High Yield             October 31

1999                                               4,035              0         0

1998                                               15,062             0         0

1997                                               12,656             0         0



+ Advisor Japan, Advisor Europe Capital Appreciation, Advisor
Diversified International, and Advisor Global Equity commenced operations on December 17, 1998.

++ Advisor International Capital Appreciation commenced operations on November 3, 1997.


                                 Fiscal Year Ended 1999  % of  Aggregate Commissions  % of  Aggregate Dollar Amount
                                                         Paid to NFSC                 of Transactions Effected
                                                                                      through NFSC

Advisor Japan+                   October 31               0%                           0%

Advisor International Capital    October 31               0%                           0%
Appreciation

Advisor Europe Capital           October 31               0.01%                        0.12%
Appreciation+,(dagger)

Advisor Overseas(dagger)         October 31               0.05%                        0.19%

Advisor Diversified              October 31               0.66%                        0.68%
International+,(dagger)

Advisor Global Equity+,(dagger)  October 31               1.67%                        6.59%

Advisor High Yield               October 31               2.47%                        1.77%




                                 % of  Aggregate Commissions  % of  Aggregate Dollar Amount  % of Aggregate Commissions
                                 Paid to FBS                  of Transactions Effected       Paid to FBSJ
                                                              through FBS

Advisor Japan+                    0%                           0%                             0.24%

Advisor International Capital     0%                           0%                             0.17%
Appreciation

Advisor Europe Capital            0%                           0%                             0%
Appreciation+,(dagger)

Advisor Overseas(dagger)          0%                           0%                             0%

Advisor Diversified               0%                           0%                             0%
International+,(dagger)

Advisor Global Equity+,(dagger)   0%                           0%                             0%

Advisor High Yield                0%                           0%                             0%



                                 % of Aggregate Dollar Amount
                                 of  Transactions Effected
                                 through FBSJ

Advisor Japan+                    0.36%

Advisor International Capital     0.43%
Appreciation

Advisor Europe Capital            0%
Appreciation+,(dagger)

Advisor Overseas(dagger)          0.01%

Advisor Diversified               0%
International+,(dagger)

Advisor Global Equity+,(dagger)   0%

Advisor High Yield                0%


+ Advisor Japan, Advisor Europe Capital Appreciation, Advisor
Diversified International and Advisor Global Equity commenced operations on December 17, 1998.

(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC.

The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended 1999.


                               Fiscal Year Ended 1999  $ Amount of Commissions Paid  $ Amount of Brokerage
                                                       to Firms that Provided        Transactions  Involved*
                                                       Research Services*

Advisor Latin America+         October 31              $ 9,689                       $ 3,556,432

Advisor Emerging Asia          October 31               197,329                       45,928,456

Advisor Japan++                October 31               99,339                        97,553,867

Advisor International Capital  October 31               247,828                       143,973,563
Appreciation

Advisor Europe Capital         October 31               86,029                        44,377,089
Appreciation++

Advisor Overseas               October 31               2,985,875                     1,672,624,495

Advisor Diversified            October 31               85,222                        50,737,604
International++

Advisor Global Equity++        October 31               8,638                         5,107,723

Advisor High Yield             October 31               147,615                       78,480,045

Advisor High Income+++         October 31               600                           144,104



* The provision of research services was not necessarily a factor in the placement of all this business with such firms.

+ Advisor Latin America commenced operations on December 21, 1998.

++ Advisor Japan, Advisor Europe Capital Appreciation, Advisor
Diversified International, and Advisor Global Equity commenced operations on December 17, 1998.

+++ Advisor High Income commenced operations on September 7, 1999.

For the fiscal year ended October 31, 1999    Advisor Government
Investment, Advisor Mortgage Securities, Advisor Intermediate Bond,
Advisor Short-Fixed Income, and Advisor Municipal Income     paid no
brokerage commissions to firms that provided research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each class's net asset value per share (NAV) is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

GROWTH FUNDS. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

TAXABLE BOND FUNDS. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Independent brokers or quotation services provide prices of foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

TAX-FREE BOND FUNDS. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

A class may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each class's share price, yield, and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS. Yields for a class are computed by dividing a class's pro rata share of the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's NAV or offering price, as applicable, at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

In calculating a class's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a class's yield.

Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, a class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a class's current yield. In periods of rising interest rates, the opposite can be expected to occur.

The tax-equivalent yield of a class of a municipal fund is the rate an investor would have to earn from a fully taxable investment before taxes to equal a class's tax-free yield. Tax-equivalent yields are calculated by dividing a class's yield by the result of one minus a specified federal income tax rate. If only a portion of a class's yield is tax-exempt, only that portion is adjusted in the calculation.

The following table shows the effect of a shareholder's tax status on effective yield under federal income tax laws for 2000. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of
hypothetical federally tax-exempt obligations yielding from    2    %
to    9    %. Of course, no assurance can be given that a class of the municipal fund will achieve any specific tax-exempt yield. While the municipal fund invests principally in obligations whose interest is exempt from federal income tax, other income received by the fund may be taxable.

                              2000 TAX RATES AND TAX-EQUIVALENT YIELDS


                                                           Federal   If individual tax-exempt
                                                                     yield is:

Taxable Income*                                            Marginal  2%                     3%     4%     5%

Single Return                  Joint Return                Rate**    Then taxable-equivalent yield
                                                                     is:

$ 0              -    26,250   $ 0           -    43,850   15.0%     2.35%                  3.53%  4.71%  5.88%

$ 26,251         -    63,550   $ 43,851      -    105,950  28.0%     2.78%                  4.17%  5.56%  6.94%

$ 63,551         -    132,600  $ 105,951     -    161,450   31.0%    2.90%                  4.35%  5.80%  7.25%

$ 132,601        -    288,350  $ 161,451     -    288,350  36.0%     3.13%                  4.69%  6.25%  7.81%

$ 288,351        -   and over  $ 288,351     -   and over  39.6%     3.31%                  4.97%  6.62%  8.28%



                              2000 TAX RATES AND TAX-EQUIVALENT YIELDS


                                                           Federal   If individual tax-exempt
                                                                     yield is:

Taxable Income*                                            Marginal  6%                 7%      8%      9%

Single Return                  Joint Return                Rate**    Then taxable-equivalent yield
                                                                     is:

$ 0              -    26,250   $ 0           -    43,850   15.0%     7.06%              8.24%   9.41%   10.59%

$ 26,251         -    63,550   $ 43,851      -    105,950  28.0%     8.33%              9.72%   11.11%  12.50%

$ 63,551         -    132,600  $ 105,951     -    161,450   31.0%    8.70%              10.14%  11.59%  13.04%

$ 132,601        -    288,350  $ 161,451     -    288,350  36.0%     9.38%              10.94%  12.50%  14.06%

$ 288,351        -   and over  $ 288,351     -   and over  39.6%     9.93%              11.59%  13.25%  14.90%




* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

The municipal fund may invest a portion of its assets in obligations that are subject to federal income tax. When the municipal fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.

Prior to June 16, 1999, Advisor Emerging Asia operated as the Closed-End Fund. The closed-end fund had the same investment objective and substantially similar investment policies as Advisor Emerging Asia. On June 15, 1999, the Closed-End Fund was reorganized as an open-end fund through a transfer of all its assets and liabilities to Advisor Emerging Asia. Shareholders of the Closed-End Fund received Class A shares of Advisor Emerging Asia in exchange for their shares of the Closed-End Fund.

Class A, Class T, Class B, Class C, and Institutional Class shares of Advisor Emerging Asia were not offered prior to June 16, 1999. The returns presented below for Advisor Emerging Asia for periods prior to June 16, 1999 do not reflect Class A, Class T, Class B, Class C, or Institutional Class total expenses. If the effect of Class A, Class T, Class B, Class C, and Institutional Class total expenses was reflected, returns may be lower than those shown because Class A, Class T, Class B, Class C, and Institutional Class shares of Advisor Emerging Asia may have higher total expenses than the Closed-End Fund.

RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A class's return may be calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual returns covering periods of less than one year are calculated by determining a class's return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a class.

In addition to average annual returns, a class may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a class's maximum sales charge. Excluding a class's sales charge from a return calculation produces a higher return figure. Returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of a class's return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.

MOVING AVERAGES. An equity fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. The 13-week and 39-week long-term moving averages for each class of each fund are shown in the table below.

Fund                             13-Week Long-Term Moving  39-Week Long-Term Moving
                                 Average*                  Average*


Advisor Latin America - Class A   11.26                     11.46

Advisor Latin America - Class T   11.24                     11.45

Advisor Latin America - Class B   11.20                     11.43

Advisor Latin America - Class C   11.20                     11.43

Advisor Latin America -           11.28                     11.48
Institutional Class

Advisor Emerging Asia - Class A   14.93                     13.64

Advisor Emerging Asia - Class T   14.92                     13.64

Advisor Emerging Asia - Class B   14.90                     13.63

Advisor Emerging Asia - Class C   14.90                     13.63

Advisor Emerging Asia -           14.93                     13.64
Institutional Class

Advisor Japan - Class A           17.04                     13.63

Advisor Japan - Class T           17.01                     13.61

Advisor Japan - Class B           16.94                     13.57

Advisor Japan - Class C           16.95                     13.58

Advisor Japan - Institutional     17.08                     13.65

Advisor International Capital     14.19                     12.95
Appreciation - Class A

Advisor International Capital     14.15                     12.91
Appreciation - Class T

Advisor International Capital     13.98                     12.78
Appreciation - Class B

Advisor International Capital     13.98                     12.77
Appreciation - Class C

Advisor International Capital     14.22                     12.98
Appreciation - Institutional
Class

Advisor Europe Capital            10.27                     10.15
Appreciation - Class A

Advisor Europe Capital            10.26                     10.14
Appreciation - Class T

Advisor Europe Capital            10.21                     10.11
Appreciation - Class B

Advisor Europe Capital            10.21                     10.11
Appreciation - Class C

Advisor Europe Capital            10.28                     10.16
Appreciation - Institutional
Class

Advisor Overseas - Class A        19.71                     18.72

Advisor Overseas - Class T        19.95                     18.96

Advisor Overseas - Class B        19.40                     18.46

Advisor Overseas - Class C        19.71                     18.76

Advisor Overseas -                19.73                     18.72
Institutional

Advisor Diversified               12.48                     11.68
International - Class A

Advisor Diversified               12.46                     11.67
International - Class T

Advisor Diversified               12.41                     11.64
International - Class B

Advisor Diversified               12.41                     11.64
International - Class C

Advisor Diversified               12.50                     11.70
International -
Institutional Class



* On October 29, 1999.

Fund                             13-Week Long-Term Moving  39-Week Long-Term Moving
                                 Average*                  Average*


Advisor Global Equity - Class A   11.31                     11.00

Advisor Global Equity - Class T   11.29                     10.99

Advisor Global Equity - Class B   11.24                     10.96

Advisor Global Equity - Class C   11.24                     10.96

Advisor Global Equity -           11.32                     11.01
Institutional



* On October 29, 1999.

HISTORICAL EQUITY FUND RESULTS. The following table shows each class's return for the fiscal periods ended October 31, 1999.

Class A and Class T have a maximum front-end sales charge of 5.75% and 3.50%, respectively, which is included in the average annual and cumulative returns. Class B and Class C have a maximum CDSC of 5.00% and 1.00%, respectively, which is included in the average annual and cumulative returns.

Class A, Class T, Class B, and Class C have a 12b-1 fee of 0.25%,
0.50%, 1.00%, and 1.00%, respectively, which is included in the average annual and cumulative returns.

                                 Average Annual Returns1                             Cumulative Returns1

                                 One Year                 Five Years  Life of Fund*  One Year             Five Years


Advisor Latin America - Class A  N/A                      N/A         N/A            N/A                  N/A

Advisor Latin America - Class T  N/A                      N/A         N/A            N/A                  N/A

Advisor Latin America - Class B  N/A                      N/A         N/A            N/A                  N/A

Advisor Latin America - Class C  N/A                      N/A         N/A            N/A                  N/A

Advisor Latin America -          N/A                      N/A         N/A            N/A                  N/A
Institutional Class

Advisor Emerging Asia - Class A   47.21%                   -0.81%      1.53%          47.21%               -3.98%

Advisor Emerging Asia - Class T   50.72%                   -0.34%      1.96%          50.72%               -1.69%

Advisor Emerging Asia - Class B   50.88%                   -0.04%      2.41%          50.88%               -0.20%

Advisor Emerging Asia - Class C   54.78%                   0.32%       2.56%          54.78%               1.61%

Advisor Emerging Asia -           56.40%                   0.40%       2.63%          56.40%               2.01%
Institutional Class

Advisor Japan - Class A          N/A                      N/A         N/A            N/A                  N/A

Advisor Japan - Class T          N/A                      N/A         N/A            N/A                  N/A

Advisor Japan - Class B          N/A                      N/A         N/A            N/A                  N/A

Advisor Japan - Class C          N/A                      N/A         N/A            N/A                  N/A

Advisor Japan - Institutional    N/A                      N/A         N/A            N/A                  N/A
Class

Advisor International Capital     40.95%                  N/A          19.22%         40.95%              N/A
Appreciation - Class A

Advisor International Capital     44.37%                  N/A          20.48%         44.37%              N/A
Appreciation - Class T

Advisor International Capital     43.35%                  N/A          20.17%         43.35%              N/A
Appreciation - Class B

Advisor International Capital     47.60%                  N/A          21.87%         47.60%              N/A
Appreciation - Class C

Advisor International Capital     49.55%                  N/A          22.94%         49.55%              N/A
Appreciation - Institutional
Class

Advisor Europe Capital           N/A                      N/A         N/A            N/A                  N/A
Appreciation - Class A

Advisor Europe Capital           N/A                      N/A         N/A            N/A                  N/A
Appreciation - Class T

Advisor Europe Capital           N/A                      N/A         N/A            N/A                  N/A
Appreciation - Class B

Advisor Europe Capital           N/A                      N/A         N/A            N/A                  N/A
Appreciation - Class C

Advisor Europe Capital           N/A                      N/A         N/A            N/A                  N/A
Appreciation - Institutional
Class

Advisor Overseas - Class A        20.69%                   10.07%      9.40%          20.69%               61.55%

Advisor Overseas - Class T        23.27%                   10.54%      9.64%          23.27%               65.02%

Advisor Overseas - Class B        22.00%                   10.49%      9.76%          22.00%               64.69%

Advisor Overseas - Class C        26.21%                   10.76%      9.76%          26.21%               66.71%

Advisor Overseas -                28.30%                   11.71%      10.25%         28.30%               73.98%
Institutional Class

Advisor Diversified              N/A                      N/A         N/A            N/A                  N/A
International - Class A

Advisor Diversified              N/A                      N/A         N/A            N/A                  N/A
International - Class T

Advisor Diversified              N/A                      N/A         N/A            N/A                  N/A
International - Class B

Advisor Diversified              N/A                      N/A         N/A            N/A                  N/A
International - Class C

Advisor Diversified              N/A                      N/A         N/A            N/A                  N/A
International -
Institutional Class

Advisor Global Equity - Class A  N/A                      N/A         N/A            N/A                  N/A

Advisor Global Equity - Class T  N/A                      N/A         N/A            N/A                  N/A

Advisor Global Equity - Class B  N/A                      N/A         N/A            N/A                  N/A

Advisor Global Equity - Class C  N/A                      N/A         N/A            N/A                  N/A

Advisor Global Equity -          N/A                      N/A         N/A            N/A                  N/A
Institutional Class




                                 Cumulative Returns1

                                 Life of Fund*


Advisor Latin America - Class A   9.71%

Advisor Latin America - Class T   12.13%

Advisor Latin America - Class B   10.80%

Advisor Latin America - Class C   14.70%

Advisor Latin America -           16.70%
Institutional Class

Advisor Emerging Asia - Class A   8.87%

Advisor Emerging Asia - Class T   11.47%

Advisor Emerging Asia - Class B   14.28%

Advisor Emerging Asia - Class C   15.21%

Advisor Emerging Asia -           15.67%
Institutional Class

Advisor Japan - Class A           79.45%

Advisor Japan - Class T           83.45%

Advisor Japan - Class B           84.20%

Advisor Japan - Class C           88.30%

Advisor Japan - Institutional     90.90%
Class

Advisor International Capital     41.94%
Appreciation - Class A

Advisor International Capital     44.94%
Appreciation - Class T

Advisor International Capital     44.20%
Appreciation - Class B

Advisor International Capital     48.30%
Appreciation - Class C

Advisor International Capital     50.90%
Appreciation - Institutional
Class

Advisor Europe Capital            -0.47%
Appreciation - Class A

Advisor Europe Capital            1.71%
Appreciation - Class T

Advisor Europe Capital            -0.20%
Appreciation - Class B

Advisor Europe Capital            3.90%
Appreciation - Class C

Advisor Europe Capital            5.80%
Appreciation - Institutional
Class

Advisor Overseas - Class A        135.34%

Advisor Overseas - Class T        140.39%

Advisor Overseas - Class B        142.82%

Advisor Overseas - Class C        142.85%

Advisor Overseas -                153.44%
Institutional Class

Advisor Diversified               23.00%
International - Class A

Advisor Diversified               25.64%
International - Class T

Advisor Diversified               24.60%
International - Class B

Advisor Diversified               28.60%
International - Class C

Advisor Diversified               30.80%
International -
Institutional Class

Advisor Global Equity - Class A   11.12%

Advisor Global Equity - Class T   13.58%

Advisor Global Equity - Class B   12.10%

Advisor Global Equity - Class C   16.10%

Advisor Global Equity -           18.10%
Institutional Class



   * Life of fund figures are from commencement of operations (December 21, 1998 for Advisor Latin America; December 17, 1998 for Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, and Advisor Global Equity; November 3, 1997 for Advisor International Capital Appreciation; April 23, 1990 for Advisor Overseas) through the fiscal periods ended October 31, 1999. Life of fund figures for Advisor Emerging Asia are from March 25, 1994 (commencement of operations of the Closed-End Fund) through the fiscal period ended 1999.

    Initial offering of each class of Advisor Emerging Asia took place on June 16, 1999. Returns prior to June 16, 1999 are those of the Closed-End Fund, which has no 12b-1 fee. If Class A's, Class T's, Class B's and Class C's total expenses, including 12b-1 fees, had been reflected, returns may have been lower.

   1 Initial offering of Class A for Advisor Overseas took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.

    Initial offering of Class B of Advisor Overseas took place on July 3, 1995. Class B returns prior to July 3, 1995, are those of Class T which reflect a 12b-1 fee of 0.65%. If Class B's 12b-1 fee had been reflected, returns prior to July 3, 1995 would have been lower. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

    Initial Offering of Class C of Advisor Overseas took place on November 3, 1997. Class C returns prior to November 3, 1997 through July 3, 1995 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class C's 12b-1 fee had been reflected, returns prior to July 3, 1995 would have been lower.

    Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

    Note: If FMR had not reimbursed certain class expenses during these periods, Class A's, Class T's, except for Advisor Overseas Class B's, Class C's, and Institutional Class's returns would have been lower.

HISTORICAL BOND FUND RESULTS. The following table shows each class's yield, tax-equivalent yield, and returns for the fiscal period ended October 31, 1999.

Class A and Class T of Advisor High Yield, Advisor High Income, Advisor Government Investment, Advisor Mortgage Securities, and Advisor Municipal Income have a maximum front-end sales charge of 4.75% and 3.50%, respectively, which is included in the yield, tax equivalent yield, and average annual and cumulative returns. Class A and Class T of Advisor Intermediate Bond has a maximum front-end sales charge of 3.75% and 2.75%, respectively, which is included in the yield and average annual and cumulative returns. Class A and Class T of Advisor Short Fixed-Income has a maximum front-end sales charge of 1.50% which is included in the yield and average annual and cumulative returns. Class B and Class C have a maximum CDSC of 5.00% and 1.00%, respectively, which is included in the average annual and cumulative returns.

 Class A, Class T, Class B, and Class C of Advisor High Yield, Advisor High Income, Advisor Government Investment, Advisor Intermediate Bond, and Advisor Municipal Income have a 12b-1 fee of 0.15%, 0.25%, 0.90% and 1.00%, respectively, which is included in the yield and average annual and cumulative returns. Class A, Class T, and Class B of Advisor Mortgage Securities have a 12b-1 fee of 0.15%, 0.25% and 0.90%, respectively, which is included in the yield and average annual and cumulative returns. Class A, Class T, and Class C of Advisor Short Fixed-Income have a 12b-1 fee of 0.15%, 0.15% and 1.00%, respectively, which is included in the yield and average annual and cumulative returns.

The tax-equivalent yield for Advisor Municipal Income is based on a
36    % federal income tax rate. Note that the municipal fund may invest in securities whose income is subject to the federal alternative minimum tax.


                                                                        Average Annual Returns1

                               Thirty-Day Yield  Tax Equivalent  Yield  One Year                 Five Years

Advisor High Yield - Class A    9.70%            N/A                     6.66%                    8.75%

Advisor High Yield - Class T    9.73%            N/A                     7.91%                    9.05%

Advisor High Yield - Class B    9.46%            N/A                     6.10%                    8.77%

Advisor High Yield - Class C    9.35%            N/A                     10.00%                   8.98%

Advisor High Yield -            10.54%           N/A                     12.05%                   9.86%
Institutional Class

Advisor High Income - Class A  N/A               N/A                    N/A                      N/A

Advisor High Income - Class T  N/A               N/A                    N/A                      N/A

Advisor High Income - Class B  N/A               N/A                    N/A                      N/A

Advisor High Income - Class C  N/A               N/A                    N/A                      N/A

Advisor High Income -          N/A               N/A                    N/A                      N/A
Institutional Class

Advisor Government Investment   5.72%            N/A                     -6.21%                   5.94%
-  Class A

Advisor Government Investment   5.72%            N/A                     -5.15%                   6.12%
- Class T

Advisor Government Investment   5.30%            N/A                     -6.88%                   5.88%
- Class B

Advisor Government Investment   5.20%            N/A                     -3.36%                   6.13%
- Class C

Advisor Government Investment   6.24%            N/A                     -1.55%                   7.07%
- Institutional Class

Advisor Mortgage Securities -  N/A               N/A                     -1.96%                   6.73%
Class A

Advisor Mortgage Securities -   6.01%            N/A                     -0.78%                   6.96%
Class T

Advisor Mortgage Securities -   5.66%            N/A                     -2.49%                   7.05%
Class B

Advisor Mortgage Securities -   6.53%            N/A                     3.09%                    7.85%
Institutional Class

Advisor Mortgage Securities -   6.57%            N/A                     3.14%                    7.91%
 Initial Class

Advisor Intermediate Bond -     5.86%            N/A                     -2.78%                   5.27%
Class A

Advisor Intermediate Bond -     5.84%            N/A                     -1.80%                   5.46%
Class T

Advisor Intermediate Bond -     5.37%            N/A                     -2.51%                   5.34%
Class B

Advisor Intermediate Bond -     5.29%            N/A                     -0.77%                   5.24%
Class C

Advisor Intermediate Bond -     6.32%            N/A                     1.19%                    6.33%
Institutional Class

Advisor Short Fixed-Income -    5.93%            N/A                     1.57%                    5.02%
Class A

Advisor Short Fixed-Income -    5.91%            N/A                     1.57%                    5.06%
Class T

Advisor Short Fixed-Income -    5.07%            N/A                     1.33%                    5.03%
Class C

Advisor Short Fixed-Income -    6.20%            N/A                     3.27%                    5.50%
Institutional Class

Advisor Municipal Income -      4.57%             7.14%                  -6.99%                   5.19%
Class A

Advisor Municipal Income -      4.55%             7.11%                  -5.95%                   5.46%
Class T

Advisor Municipal Income -      4.08%             6.38%                  -7.82%                   5.16%
Class B

Advisor Municipal Income -      3.97%             6.20%                  -4.17%                   5.41%
Class C

Advisor Municipal Income -      4.92%             7.69%                  -2.31%                   6.36%
Institutional Class





                                                        Cumulative Returns1

                               Ten Years/ Life of Fund  One Year             Five Years  Ten Years/ Life of Fund

Advisor High Yield - Class A    12.75%                   6.66%                52.14%      231.92%

Advisor High Yield - Class T    12.90%                   7.91%                54.19%      236.38%

Advisor High Yield - Class B    12.84%                   6.10%                52.24%      234.80%

Advisor High Yield - Class C    12.81%                   10.00%               53.74%      233.76%

Advisor High Yield -            13.32%                   12.05%               60.03%      249.13%
Institutional Class

Advisor High Income - Class A  N/A                      N/A                  N/A          -4.51%*

Advisor High Income - Class T  N/A                      N/A                  N/A          -3.27%*

Advisor High Income - Class B  N/A                      N/A                  N/A          -4.77%*

Advisor High Income - Class C  N/A                      N/A                  N/A          -0.91%*

Advisor High Income -          N/A                      N/A                  N/A          0.28%*
Institutional Class

Advisor Government Investment   6.35%                    -6.21%               33.46%      85.13%
-  Class A

Advisor Government Investment   6.44%                    -5.15%               34.58%      86.68%
- Class T

Advisor Government Investment   6.44%                    -6.88%               33.09%      86.61%
- Class B

Advisor Government Investment   6.40%                    -3.36%               34.64%      85.98%
- Class C

Advisor Government Investment   6.92%                    -1.55%               40.74%      95.23%
- Institutional Class

Advisor Mortgage Securities -   7.24%                    -1.96%               38.46%      101.23%
Class A

Advisor Mortgage Securities -   7.36%                    -0.78%               39.98%      103.44%
Class T

Advisor Mortgage Securities -   7.56%                    -2.49%               40.61%      107.27%
Class B

Advisor Mortgage Securities -   7.81%                    3.09%                45.92%      112.06%
Institutional Class

Advisor Mortgage Securities -   7.84%                    3.14%                46.31%      112.63%
 Initial Class

Advisor Intermediate Bond -     6.50%                    -2.78%               29.30%      87.73%
Class A

Advisor Intermediate Bond -     6.60%                    -1.80%               30.45%      89.40%
Class T

Advisor Intermediate Bond -     6.49%                    -2.51%               29.71%      87.54%
Class B

Advisor Intermediate Bond -     6.44%                    -0.77%               29.09%      86.64%
Class C

Advisor Intermediate Bond -     7.15%                    1.19%                35.95%      99.52%
Institutional Class

Advisor Short Fixed-Income -    6.07%                    1.57%                27.75%      80.35%
Class A

Advisor Short Fixed-Income -    6.09%                    1.57%                27.98%      80.67%
Class T

Advisor Short Fixed-Income -    6.08%                    1.33%                27.81%      80.43%
Class C

Advisor Short Fixed-Income -    6.32%                    3.27%                30.68%      84.49%
Institutional Class

Advisor Municipal Income -      6.68%                    -6.99%               28.81%      90.98%
Class A

Advisor Municipal Income -      6.82%                    -5.95%               30.45%      93.42%
Class T

Advisor Municipal Income -      6.78%                    -7.82%               28.58%      92.69%
Class B

Advisor Municipal Income -      6.74%                    -4.17%               30.12%      92.01%
Class C

Advisor Municipal Income -      7.27%                    -2.31%               36.09%      101.78%
Institutional Class



   * For Advisor High Income, life of fund figures are from commencement of operations (September 7, 1999) through the fund's fiscal period ended October 31, 1999.

1 Initial offering of Class A for each fund (except Advisor High Income and Advisor Mortgage Securities) took place on September 3, 1996. Class A returns prior to September 3, 1996 (except for Advisor Intermediate Bond) are those of Class T which reflect a 12b-1 fee of 0.25% for Advisor High Yield, Advisor Government Investment, and Advisor Municipal Income and 0.15% for Advisor Short Fixed-Income. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 for Advisor High Yield, Advisor Government Investment, and Advisor Municipal Income would have been higher. For Advisor Intermediate Bond returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class A returns prior to September 10, 1992 are those of Institutional Class, which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 through September 10, 1992 would have been higher and returns prior to September 10, 1992 would have been lower.

 Initial offering of Class A, Class T, and Class B of Advisor Mortgage Securities took place on March 3, 1997. Class A, Class T, and Class B returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class A's, Class T's, and Class B's respective 12b-1 fees had been reflected, returns prior to March 3, 1997 would have been lower.

 Initial offering of Class T of Advisor Intermediate Bond took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to September 10, 1992 would have been lower.

 Initial offering of Class B of Advisor High Yield, Advisor Government Investment, and Advisor Municipal Income took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

 Initial offering of Class B of Advisor Intermediate Bond took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

 Initial offering of Class C for each fund (except Advisor High Income and Advisor Mortgage Securities) took place on November 3, 1997.

 Class C returns for Advisor High Yield, Advisor Government Investment, and Advisor Municipal Income prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.

 Class C returns for Advisor Intermediate Bond prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.

 Class C returns for Advisor Short Fixed-Income prior to November 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.15%. If Class C's 12b-1 fee had been reflected, returns would have been lower.

 Initial offering of Institutional Class of Advisor High Yield, Advisor Government Investment, Advisor Short Fixed-Income, and Advisor Municipal Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25% for Advisor High Yield, Advisor Government Investment, and Advisor Municipal Income; and 0.15% for Advisor Short Fixed-Income. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 would have been higher.

 Initial offering of Institutional Class of Advisor Mortgage
Securities took place on March 3, 1997. Institutional Class returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee.

 Note: If FMR had not reimbursed certain class expenses during these
periods,    Class A's, Class T's, Class B's, Class C's, and
Institutional Class's     returns would have been lower.

The following tables show the income and capital elements of each class's cumulative return. The tables compare each class's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each class's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each of Advisor High Yield, Advisor High Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, and Advisor Municipal Income invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. Each of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity and Advisor Emerging Asia has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each class of each fund during the 10-year period ended October 31, 1999 or life of each fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

During the period from December 21, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class A of
Advisor Latin America would have grown to $   10,971    , including
the effect of Class A's maximum sales charge.


ADVISOR LATIN AMERICA - CLASS A

Period Ended October 31   Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 10,971                  $ 0                           $ 0                          $ 10,971





ADVISOR LATIN AMERICA - CLASS A  INDEXES

Period Ended October 31          S&P 500   DJIA      Cost of Living**


1999*                            $ 11,454  $ 12,097  $ 10,262



* From December 21, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Latin America on December 21, 1998, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares
was $   9,425    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   10,000    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   0     for dividends
and $   0     for capital gain distributions.

During the period from December 21, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class T of
Advisor Latin America would have grown to $   11,213    , including
the effect of Class T's maximum sales charge.


ADVISOR LATIN AMERICA - CLASS T

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 11,213                  $ 0                           $ 0                          $ 11,213





ADVISOR LATIN AMERICA - CLASS T  INDEXES

Fiscal Period Ended October 31   S&P 500   DJIA      Cost of Living**

1999*                            $ 11,454  $ 12,097  $ 10,262



* From December 21, 1998 (commencement of operations).

** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Latin America on December 21, 1998, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares
was $   9,650    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   10,000    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   0     for dividends
and $   0     for capital gain distributions.

During the period from December 21, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class B of
Advisor Latin America would have grown to $   11,080    , including
the effect of Class B's maximum CDSC.


ADVISOR LATIN AMERICA - CLASS B

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 11,080                  $ 0                           $ 0                          $ 11,080





ADVISOR LATIN AMERICA - CLASS B  INDEXES

Fiscal Period Ended October 31   S&P 500   DJIA      Cost of Living**

1999*                            $ 11,454  $ 12,097  $ 10,262



* From December 21, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Latin America on December 21, 1998, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   10,000    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $ 0 for dividends
and $   0     for capital gain distributions.

During the period from December 21, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class C of
Advisor Latin America would have grown to $   11,470    , including
the effect of Class C's maximum CDSC.


ADVISOR LATIN AMERICA - CLASS C

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 11,470                  $ 0                           $ 0                          $ 11,470





ADVISOR LATIN AMERICA - CLASS C  INDEXES

Fiscal Period Ended October 31   S&P 500   DJIA      Cost of Living**


1999*                            $ 11,454  $ 12,097  $ 10,262



* From December 21, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Latin America on December 21, 1998, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   10,000    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $ 0 for dividends
and $   0     for capital gain distributions.

During the period from December 21, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in
Institutional Class of Advisor Latin America would have grown to $
11,670    .


ADVISOR LATIN AMERICA -
InstitutionaL CLASS

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 11,670                  $ 0                           $ 0                          $ 11,670





ADVISOR LATIN AMERICA -         INDEXES
InstitutionaL CLASS

Fiscal Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                           $ 11,454  $ 12,097  $ 10,262



* From December 21, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Latin America on December 21, 1998, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   10,000    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   0     for dividends and $   0     for capital gain distributions.

During the period from March 25, 1994 (commencement of operations
of the Closed-End Fund)     to October 31, 1999, a hypothetical
$10,000 investment in Class A of Advisor Emerging Asia would have
grown to $   10,887    , including the effect of Class A's maximum
sales charge.


ADVISOR EMERGING ASIA - CLASS A

Period Ended              Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
October 31                Investment                Distributions                 Gain Distributions

1999                      $ 10,033                  $ 260                         $ 594                        $ 10,887

1998                      $ 6,424                   $ 166                         $ 380                        $ 6,970

1997                      $ 7,747                   $ 111                         $ 288                        $ 8,146

1996                      $ 10,655                  $ 145                         $ 94                         $ 10,894

1995                      $ 9,318                   $ 88                          $ 82                         $ 9,488

1994*                     $ 10,702                  $ 0                           $ -15                        $ 10,687





ADVISOR EMERGING ASIA - CLASS A  INDEXES

Period Ended                     S&P 500   DJIA      Cost of Living**
October 31

1999                             $ 33,137  $ 31,854  $ 11,426

1998                             $ 26,368  $ 25,113  $ 11,141

1997                             $ 21,615  $ 21,386  $ 10,978

1996                             $ 16,361  $ 17,010  $ 10,754

1995                             $ 13,184  $ 13,130  $ 10,442

1994*                            $ 10,427  $ 10,524  $ 10,156



* From March 25, 1994 (commencement of operations    of the Closed-End
Fund)    .

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class A of
  Advisor Emerging Asia     on March 25, 1994, assuming the maximum
sales charge had been in effect, the net amount invested in Class A
shares was $   9,425    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   10,685    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   196     for
dividends and $   480     for capital gain distributions. Initial
offering of Class A of Advisor Emerging Asia took place on June 16, 1999. Returns prior to June 16, 1999 are those of the Closed-End Fund, which had no 12b-1 fee. If Class A's total expenses, including 12b-1
fee, had been reflected, returns    may     have been lower.

During the period from March 25, 1994 (commencemen   t of operations
of the Closed-End Fund    ) to October 31, 1999, a hypothetical
$10,000 investment in Class T of Advisor Emerging Asia would have
grown to $   11,147    , including the effect of Class T's maximum
sales charge.


ADVISOR EMERGING ASIA - CLASS T

Period Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,273                  $ 266                         $ 608                        $ 11,147

1998                      $ 6,577                   $ 171                         $ 389                        $ 7,137

1997                      $ 7,932                   $ 113                         $ 295                        $ 8,340

1996                      $ 10,909                  $ 149                         $ 96                         $ 11,154

1995                      $ 9,540                   $ 91                          $ 84                         $ 9,715

1994*                     $ 10,957                  $ 0                           $ -15                        $ 10,942





ADVISOR EMERGING ASIA - CLASS T  INDEXES

Period Ended October 31          S&P 500   DJIA      Cost of Living**


1999                             $ 33,137  $ 31,854  $ 11,426

1998                             $ 26,368  $ 25,113  $ 11,141

1997                             $ 21,615  $ 21,386  $ 10,978

1996                             $ 16,361  $ 17,010  $ 10,754

1995                             $ 13,184  $ 13,130  $ 10,442

1994*                            $ 10,427  $ 10,524  $ 10,156



* From March 25, 1994 (commencement of operations    of the Closed-End
Fund    ).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class T of
  Advisor Emerging Asia     on March 25, 1994, assuming the maximum
sales charge had been in effect, the net amount invested in Class T
shares was $   9,650    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   10,702    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   198     for
dividends and $   486     for capital gain distributions. Initial
offering of Class T of    Advisor Emerging Asia     took place on June
16, 1999. Returns prior to June 16, 1999 are those of the Closed-End Fund, which had no 12b-1 fee. If Class T's total expenses, including
12b-1 fee, had been reflected, returns    may     have been lower.

During the period from March 25, 1994 (commencement of operations
of the Closed-End Fund    ) to October 31, 1999, a hypothetical
$10,000 investment in Class B of Advisor Emerging Asia would have
grown to $   11,428    , including the effect of Class B's maximum
CDSC.


ADVISOR EMERGING ASIA - CLASS B

Period Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,524                  $ 275                         $ 629                        $ 11,428

1998                      $ 6,816                   $ 176                         $ 404                        $ 7,396

1997                      $ 8,220                   $ 118                         $ 305                        $ 8,643

1996                      $ 11,305                  $ 153                         $ 100                        $ 11,558

1995                      $ 9,887                   $ 93                          $ 87                         $ 10,067

1994*                     $ 11,355                  $ 0                           $ -16                        $ 11,339





ADVISOR EMERGING ASIA - CLASS B  INDEXES

Period Ended October 31          S&P 500   DJIA      Cost of Living**


1999                             $ 33,137  $ 31,854  $ 11,426

1998                             $ 26,368  $ 25,113  $ 11,141

1997                             $ 21,615  $ 21,386  $ 10,978

1996                             $ 16,361  $ 17,010  $ 10,754

1995                             $ 13,184  $ 13,130  $ 10,442

1994*                            $ 10,427  $ 10,524  $ 10,156



* From March 25, 1994 (commencement of operations    of the Closed-End
Fund    ).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class B of
  Advisor Emerging Asia     on March 25, 1994, the net amount invested
in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   10,727    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   206     for
dividends and $   504     for capital gain distributions. Initial
offering of Class B of Advisor Emerging Asia took place on June 16, 1999. Returns prior to June 16, 1999 are those of the Closed-End Fund, which had no 12b-1 fee. If Class B's total expenses, including 12b-1
fee, had been reflected, returns    may     have been lower.

During the period from March 25, 1994 (commencement of operation   s
of the Closed-End Fund    ) to October 31, 1999, a hypothetical
$10,000 investment in Class C of Advisor Emerging Asia would have
grown to $   11,521    .


ADVISOR EMERGING ASIA - CLASS C

Period Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,617                  $ 275                         $ 629                        $ 11,521

1998                      $ 6,816                   $ 176                         $ 404                        $ 7,396

1997                      $ 8,220                   $ 118                         $ 305                        $ 8,643

1996                      $ 11,305                  $ 153                         $ 100                        $ 11,558

1995                      $ 9,887                   $ 93                          $ 87                         $ 10,067

1994*                     $ 11,355                  $ 0                           $ -16                        $ 11,339





ADVISOR EMERGING ASIA - CLASS C  INDEXES

Period Ended October 31          S&P 500   DJIA      Cost of Living**


1999                             $ 33,137  $ 31,854  $ 11,426

1998                             $ 26,368  $ 25,113  $ 11,141

1997                             $ 21,615  $ 21,386  $ 10,978

1996                             $ 16,361  $ 17,010  $ 10,754

1995                             $ 13,184  $ 13,130  $ 10,442

1994*                            $ 10,427  $ 10,524  $ 10,156



   * From Ma    rch 25, 1994 (commencement of operations of the
Closed-End Fund).

** From month-end closest to initial investment date.

   Explanatory Notes: With an initial investment of $10,000 in Class C
of Advisor Emerging Asia on March 25, 1994, the net     amount
invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $   10,727
 . If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounted to $   206
for dividends and $   504     for capital gain distributions. Initial
offering of Class C of    Advisor Emerging Asia too    k place on June
16, 1999. Returns prior to June 16, 1999 are those of the Closed-End Fund, which had no 12b-1 fee. If Class C's total expenses, including
12b-1 fee, had been reflected, returns    may     have been lower.

   During the period from March 25, 1994 (commencement of operations
of the Closed-End Fund)     to October 31, 1999, a hypothetical
$10,000 investment in Institutional Class of Advisor Emerging Asia
would have grown to $   11,567    .


ADVISOR EMERGING ASIA -
INSTITUTIONAL CLASS

Period Ended October 31  Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                         Investment                Distributions                 Gain Distributions

1999                     $ 10,660                  $ 276                         $ 631                        $ 11,567

1998                     $ 6,816                   $ 176                         $ 404                        $ 7,396

1997                     $ 8,220                   $ 118                         $ 305                        $ 8,643

1996                     $ 11,305                  $ 153                         $ 100                        $ 11,558

1995                     $ 9,887                   $ 93                          $ 87                         $ 10,067

1994*                    $ 11,355                  $ 0                           $ -16                        $ 11,339





ADVISOR EMERGING ASIA -  INDEXES
INSTITUTIONAL CLASS

Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999                     $ 33,137  $ 31,854  $ 11,426

1998                     $ 26,368  $ 25,113  $ 11,141

1997                     $ 21,615  $ 21,386  $ 10,978

1996                     $ 16,361  $ 17,010  $ 10,754

1995                     $ 13,184  $ 13,130  $ 10,442

1994*                    $ 10,427  $ 10,524  $ 10,156



   * From March 25, 1994 (commencement of operations of the Closed-End
Fund).

** From month-end closest to initial investment date.

   Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Advisor Emerging Asia     on March 25, 1994,
the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $   10,727    . If distributions had not been reinvested,
the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   206     for dividends and $   504     for capital gain
distributions. Initial offering of Institutional Class of    Advisor
Emerging Asia     took place on June 16, 1999. Returns prior to June
16, 1999 are those of the Closed-End Fund.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class A of
Advisor Japan would have grown to $   17,945    , including the effect
of Class A's maximum sales charge.


ADVISOR JAPAN - CLASS A

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 17,945                  $ 0                           $ 0                          $ 17,945





ADVISOR JAPAN - CLASS A         INDEXES

Fiscal Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                           $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Japan on December 17, 1998, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $
9,425    . The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   10,000    . If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   0     for dividends and $   0     for
capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class T of
Advisor Japan would have grown to $   18,345    , including the effect
of Class T's maximum sales charge.


ADVISOR JAPAN - CLASS T

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 18,345                  $ 0                           $ 0                          $ 18,345





ADVISOR JAPAN - CLASS T         INDEXES

Fiscal Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                           $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Japan on December 17, 1998, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $
9,650    . The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   10,000    . If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   0     for dividends and $   0     for
capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class B of
Advisor Japan would have grown to $   18,420    , including the effect
of Class B's maximum CDSC.


ADVISOR JAPAN - CLASS B

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 18,420                  $ 0                           $ 0                          $ 18,420





ADVISOR JAPAN - CLASS B         INDEXES

Fiscal Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                           $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Japan on December 17, 1998, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   10,000    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   0     for dividends
and $   0     for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class C of
Advisor Japan would have grown to $   18,830    , including the effect
of Class C's maximum CDSC.


ADVISOR JAPAN - CLASS C

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 18,830                  $ 0                           $ 0                          $ 18,830





ADVISOR JAPAN - CLASS C         INDEXES

Fiscal Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                           $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Japan on December 17, 1998, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   10,000    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   0     for dividends
and $   0     for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in
Institutional Class of Advisor Japan would have grown to $   19,090
 .


ADVISOR JAPAN - InstitutionaL
CLASS

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 19,090                  $ 0                           $ 0                          $ 19,090





ADVISOR JAPAN - InstitutionaL   INDEXES
CLASS

Fiscal Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                           $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Japan on December 17, 1998, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $   10,000
 . If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounted to $   0     for
dividends and $   0     for capital gain distributions.

During the period from November 3, 1997 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class A of Advisor International Capital Appreciation would have amounted to $
14,194    , including the effect of Class A's maximum sales charge.


Advisor International Capital
Appreciation - CLASS A

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 14,194                  $ 0                           $ 0                          $ 14,194

1998*                     $ 9,491                   $ 0                           $ 0                          $ 9,491





Advisor International Capital  INDEXES
Appreciation - CLASS A

Fiscal Year Ended October 31   S&P 500   DJIA      Cost of Living**


1999                           $ 14,930  $ 14,442  $ 10,408

1998*                          $ 11,880  $ 11,385  $ 10,149



* From November 3, 1997 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor International Capital Appreciation on November 3, 1997, assuming the maximum sales charge had been in effect, the net amount
invested in Class A shares was $   9,425    . The cost of the initial
investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   0     for dividends
and $   0     for capital gain distributions.

During the period from November 3, 1997 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class T of Advisor International Capital Appreciation would have amounted to $
14,494    , including the effect of Class T's maximum sales charge.


Advisor International Capital
Appreciation - CLASS T

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 14,494                  $ 0                           $ 0                          $ 14,494

1998*                     $ 9,689                   $ 0                           $ 0                          $ 9,689





Advisor International Capital  INDEXES
Appreciation - CLASS T

Fiscal Year Ended October 31   S&P 500   DJIA      Cost of Living**


1999                           $ 14,930  $ 14,442  $ 10,408

1998*                          $ 11,880  $ 11,385  $ 10,149



* From November 3, 1997 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor International Capital Appreciation on November 3, 1997, assuming the maximum sales charge had been in effect, the net amount
invested in Class T shares was $   9,650    . The cost of the initial
investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   0     for dividends
and $   0     for capital gain distributions.

During the period from November 3, 1997 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class B of Advisor International Capital Appreciation would have amounted to $
14,420    , including the effect of Class B's maximum CDSC.


Advisor International Capital
Appreciation - CLASS B

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 14,420                  $ 0                           $ 0                          $ 14,420

1998*                     $ 9,990                   $ 0                           $ 0                          $ 9,990





Advisor International Capital  INDEXES
Appreciation - CLASS B

Fiscal Year Ended October 31   S&P 500   DJIA      Cost of Living**


1999                           $ 14,930  $ 14,442  $ 10,408

1998*                          $ 11,880  $ 11,385  $ 10,149



* From November 3, 1997 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor International Capital Appreciation on November 3, 1997, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   10,000    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   0     for dividends and $   0     for capital gain distributions.

During the period from November 3, 1997 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Class C of Advisor International Capital Appreciation would have amounted to $ 14,830.


Advisor International Capital
Appreciation - CLASS C

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 14,830                  $ 0                           $ 0                          $ 14,830

1998*                     $ 9,980                   $ 0                           $ 0                          $ 9,980





Advisor International Capital  INDEXES
Appreciation - CLASS C

Fiscal Year Ended October 31   S&P 500   DJIA      Cost of Living**


1999                           $ 14,930  $ 14,442  $ 10,408

1998*                          $ 11,880  $ 11,385  $ 10,149



* From November 3, 1997 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor International Capital Appreciation on November 3, 1997, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounted to $   0     for
dividends and $   0     for capital gain distributions.

During the period from November 3, 1997 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in
Institutional Class of Advisor International Capital Appreciation
would have grown to $   15,090    .


Advisor International Capital
Appreciation -
INSTITUTIONAL CLASS

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 15,090                  $ 0                           $ 0                          $ 15,090

1998*                     $ 10,090                  $ 0                           $ 0                          $ 10,090





Advisor International Capital  INDEXES
Appreciation -
INSTITUTIONAL CLASS

Fiscal Year Ended October 31   S&P 500   DJIA      Cost of Living**


1999                           $ 14,930  $ 14,442  $ 10,408

1998*                          $ 11,880  $ 11,385  $ 10,149



* From November 3, 1997 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor International Capital Appreciation on November 3, 1997, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   0     for dividends and $   0     for
capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class A of
Advisor Europe Capital Appreciation would have amounted to $   9,953
 , including the effect of Class A's maximum sales charge.


ADVISOR EUROPE CAPITAL
APPRECIATION - CLASS A

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 9,953                   $ 0                           $ 0                          $ 9,953





ADVISOR EUROPE CAPITAL          INDEXES
APPRECIATION - CLASS A

Fiscal Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                           $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Europe Capital Appreciation on December 17, 1998, assuming the maximum sales charge had been in effect, the net amount invested in
Class A shares was $   9,425    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   10,000    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $ 0 for dividends
and $   0     for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class T of
Advisor Europe Capital Appreciation would have grown to $   10,171
, including the effect of Class T's maximum sales charge.


ADVISOR EUROPE CAPITAL
APPRECIATION - CLASS T

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 10,171                  $ 0                           $ 0                          $ 10,171





ADVISOR EUROPE CAPITAL          INDEXES
APPRECIATION - CLASS T

Fiscal Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                           $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Europe Capital Appreciation on December 17, 1998, assuming the maximum sales charge had been in effect, the net amount invested in
Class T shares was $   9,650    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   10,000    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $ 0 for dividends
and $   0     for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class B of
Advisor Europe Capital Appreciation would have amounted to $   9,980
 , including the effect of Class B's maximum CDSC.


ADVISOR Europe Capital
Appreciation - CLASS B

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 9,980                   $ 0                           $ 0                          $ 9,980





ADVISOR Europe Capital          INDEXES
Appreciation - CLASS B

Fiscal Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                           $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Europe Capital Appreciation on December 17, 1998, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $   10,000
 . If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounted to $   0     for
dividends and $   0     for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class C of
Advisor Europe Capital Appreciation would have grown to $   10,390
, including the effect of Class C's maximum CDSC.


ADVISOR Europe Capital
Appreciation - CLASS C

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 10,390                  $ 0                           $ 0                          $ 10,390





ADVISOR Europe Capital          INDEXES
Appreciation - CLASS C

Fiscal Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                           $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Europe Capital Appreciation on December 17, 1998, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $   10,000
 . If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounted to $   0     for
dividends and $   0     for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in
Institutional Class of Advisor Europe Capital Appreciation would have
grown to $   10,580    .


ADVISOR Europe Capital
Appreciation - InstitutionaL
CLASS

Fiscal Period
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 10,580                  $ 0                           $ 0                          $ 10,580





ADVISOR Europe Capital          INDEXES
Appreciation - InstitutionaL
CLASS

Fiscal Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                           $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Europe Capital Appreciation on December 17, 1998, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   10,000    . If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   0     for dividends and $   0     for
capital gain distributions.

During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1999, a hypothetical $10,000 investment in
Class A of Advisor Overseas would have grown to $   23,534    ,
including the effect of Class A's maximum sales charge.


Advisor OVERSEAS - CLASS A

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 19,406                  $ 1,607                       $ 2,521                      $ 23,534

1998                      $ 15,382                  $ 1,153                       $ 1,844                      $ 18,379

1997                      $ 15,919                  $ 959                         $ 840                        $ 17,718

1996                      $ 14,411                  $ 616                         $ 123                        $ 15,150

1995                      $ 13,120                  $ 472                         $ 103                        $ 13,695

1994                      $ 13,252                  $ 478                         $ 0                          $ 13,730

1993                      $ 12,187                  $ 419                         $ 0                          $ 12,606

1992                      $ 8,548                   $ 199                         $ 0                          $ 8,747

1991                      $ 9,218                   $ 76                          $ 0                          $ 9,294

1990*                     $ 9,001                   $ 0                           $ 0                          $ 9,001





Advisor OVERSEAS - CLASS A    INDEXES

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 52,137  $ 51,048  $ 13,049

1998                          $ 41,487  $ 40,245  $ 12,723

1997                          $ 34,008  $ 34,273  $ 12,537

1996                          $ 25,742  $ 27,259  $ 12,281

1995                          $ 20,744  $ 21,042  $ 11,924

1994                          $ 16,406  $ 16,865  $ 11,598

1993                          $ 15,795  $ 15,458  $ 11,303

1992                          $ 13,741  $ 13,162  $ 11,001

1991                          $ 12,495  $ 12,158  $ 10,659

1990*                         $ 9,359   $ 9,347   $ 10,357



* From April 23, 1990 (commencement of operations).

Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Overseas on April 23, 1990, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $
9,425    . The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   12,901    . If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   943     for dividends and $   1,734     for
capital gain distributions. Initial offering of Class A of Overseas took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T, which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1999, a hypothetical $10,000 investment in
Class T of Advisor Overseas would have grown to $   24,039    ,
including the effect of Class T's maximum sales charge.


Advisor OVERSEAS - CLASS T

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 20,101                  $ 1,360                       $ 2,578                      $ 24,039

1998                      $ 15,903                  $ 1,032                       $ 1,884                      $ 18,819

1997                      $ 16,424                  $ 885                         $ 862                        $ 18,171

1996                      $ 14,765                  $ 631                         $ 126                        $ 15,522

1995                      $ 13,433                  $ 484                         $ 105                        $ 14,022

1994                      $ 13,568                  $ 489                         $ 0                          $ 14,057

1993                      $ 12,477                  $ 430                         $ 0                          $ 12,907

1992                      $ 8,753                   $ 202                         $ 0                          $ 8,955

1991                      $ 9,438                   $ 77                          $ 0                          $ 9,515

1990*                     $ 9,216                   $ 0                           $ 0                          $ 9,216





Advisor OVERSEAS - CLASS T  INDEXES

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 52,137  $ 51,048  $ 13,049

1998                          $ 41,487  $ 40,245  $ 12,723

1997                          $ 34,008  $ 34,273  $ 12,537

1996                          $ 25,742  $ 27,259  $ 12,281

1995                          $ 20,744  $ 21,042  $ 11,924

1994                          $ 16,406  $ 16,865  $ 11,598

1993                          $ 15,795  $ 15,458  $ 11,303

1992                          $ 13,741  $ 13,162  $ 11,001

1991                          $ 12,495  $ 12,158  $ 10,659

1990*                         $ 9,359   $ 9,347   $ 10,357



* From April 23, 1990 (commencement of operations).

Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Overseas on April 23, 1990, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $
9,650    . The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   12,736    . If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   762     for dividends and $   1,776     for
capital gain distributions. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1999, a hypothetical $10,000 investment in
Class B of Advisor Overseas would have grown to $   24,282    .


Advisor OVERSEAS - CLASS B

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 20,250                  $ 1,376                       $ 2,656                      $ 24,282

1998                      $ 16,080                  $ 1,092                       $ 1,948                      $ 19,120

1997                      $ 16,690                  $ 981                         $ 891                        $ 18,562

1996                      $ 15,060                  $ 756                         $ 129                        $ 15,945

1995                      $ 13,920                  $ 502                         $ 109                        $ 14,531

1994                      $ 14,060                  $ 507                         $ 0                          $ 14,567

1993                      $ 12,930                  $ 445                         $ 0                          $ 13,375

1992                      $ 9,070                   $ 210                         $ 0                          $ 9,280

1991                      $ 9,780                   $ 80                          $ 0                          $ 9,860

1990*                     $ 9,550                   $ 0                           $ 0                          $ 9,550





Advisor OVERSEAS - CLASS B   INDEXES

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 52,137  $ 51,048  $ 13,049

1998                          $ 41,487  $ 40,245  $ 12,723

1997                          $ 34,008  $ 34,273  $ 12,537

1996                          $ 25,742  $ 27,259  $ 12,281

1995                          $ 20,744  $ 21,042  $ 11,924

1994                          $ 16,406  $ 16,865  $ 11,598

1993                          $ 15,795  $ 15,458  $ 11,303

1992                          $ 13,741  $ 13,162  $ 11,001

1991                          $ 12,495  $ 12,158  $ 10,659

1990*                         $ 9,359   $ 9,347   $ 10,357



* From April 23, 1990 (commencement of operations).

Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Overseas on April 23, 1990, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   12,829    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   780     for
dividends and $   1,840     for capital gain distributions. Initial
offering of Advisor Class B of Advisor Overseas took place on July 3, 1995. Class B returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class B's 12b-1 fee had been reflected, returns prior to July 3, 1995 would have been lower. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1999 a hypothetical $10,000 investment in
Class C of Advisor Overseas would have grown to $   24,285    .


Advisor OVERSEAS - CLASS C

Fiscal Year Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 20,174                  $ 1,494                       $ 2,617                      $ 24,285

1998                      $ 16,047                  $ 1,120                       $ 1,923                      $ 19,090

1997                      $ 16,690                  $ 980                         $ 892                        $ 18,562

1996                      $ 15,060                  $ 756                         $ 129                        $ 15,945

1995                      $ 13,920                  $ 502                         $ 109                        $ 14,531

1994                      $ 14,060                  $ 507                         $ 0                          $ 14,567

1993                      $ 12,930                  $ 445                         $ 0                          $ 13,375

1992                      $ 9,070                   $ 210                         $ 0                          $ 9,280

1991                      $ 9,780                   $ 80                          $ 0                          $ 9,860

1990*                     $ 9,550                   $ 0                           $ 0                          $ 9,550





Advisor OVERSEAS - CLASS C    INDEXES

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 52,137  $ 51,048  $ 13,049

1998                          $ 41,487  $ 40,245  $ 12,723

1997                          $ 34,008  $ 34,273  $ 12,537

1996                          $ 25,742  $ 27,259  $ 12,281

1995                          $ 20,744  $ 21,042  $ 11,924

1994                          $ 16,406  $ 16,865  $ 11,598

1993                          $ 15,795  $ 15,458  $ 11,303

1992                          $ 13,741  $ 13,162  $ 11,001

1991                          $ 12,495  $ 12,158  $ 10,659

1990*                         $ 9,359   $ 9,347   $ 10,357



* From April 23, 1990 (commencement of operations).

Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Overseas on April 23, 1990, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   12,905    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   866     for
dividends and $   1,818     for capital gain distributions. Initial
offering of Class C of Advisor Overseas took place on November 3, 1997. Class C returns prior to November 3, 1997 through July 3, 1995 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class C's 12b-1 fee had been reflected, returns prior to July 3, 1995 would have been lower. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1999, a hypothetical $10,000 investment in
Institutional Class of Advisor Overseas would have grown to $   25,344
  .


Advisor OVERSEAS -
INSTITUTIONAL CLASS

Fiscal Year Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 20,620                  $ 2,019                       $ 2,705                      $ 25,344

1998                      $ 16,360                  $ 1,412                       $ 1,981                      $ 19,753

1997                      $ 16,920                  $ 1,151                       $ 902                        $ 18,973

1996                      $ 15,200                  $ 785                         $ 130                        $ 16,115

1995                      $ 13,970                  $ 504                         $ 109                        $ 14,583

1994                      $ 14,060                  $ 507                         $ 0                          $ 14,567

1993                      $ 12,930                  $ 445                         $ 0                          $ 13,375

1992                      $ 9,070                   $ 210                         $ 0                          $ 9,280

1991                      $ 9,780                   $ 80                          $ 0                          $ 9,860

1990*                     $ 9,550                   $ 0                           $ 0                          $ 9,550





Advisor OVERSEAS -   INDEXES
INSTITUTIONAL CLASS

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 52,137  $ 51,048  $ 13,049

1998                          $ 41,487  $ 40,245  $ 12,723

1997                          $ 34,008  $ 34,273  $ 12,537

1996                          $ 25,742  $ 27,259  $ 12,281

1995                          $ 20,744  $ 21,042  $ 11,924

1994                          $ 16,406  $ 16,865  $ 11,598

1993                          $ 15,795  $ 15,458  $ 11,303

1992                          $ 13,741  $ 13,162  $ 11,001

1991                          $ 12,495  $ 12,158  $ 10,659

1990*                         $ 9,359   $ 9,347   $ 10,357



* From April 23, 1990 (commencement of operations).

Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Overseas on April 23, 1990, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   13,319    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,200     for dividends and $   1,840     for capital gain
distributions. Initial offering of Institutional Class of Advisor Overseas took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. Returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected. Prior to December 1, 1992, Advisor Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class A of
Advisor Diversified International would have amounted to $   12,300
, including the effect of Class A's maximum sales charge.


Advisor DIVERSIFIED
International - CLASS A

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 12,300                  $ 0                           $ 0                          $ 12,300





Advisor DIVERSIFIED           INDEXES
International - CLASS A

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                         $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Diversified International on December 17, 1998, assuming the maximum sales charge had been in effect, the net amount invested in
Class A shares was $   9,425    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the
period would have amounted to $   0     for dividends and $   0
for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class T of
Advisor Diversified International would have amounted to $   12,564
, including the effect of Class T's maximum sales charge.


Advisor DIVERSIFIED
International - CLASS T

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 12,564                  $ 0                           $ 0                          $ 12,564





Advisor DIVERSIFIED           INDEXES
International - CLASS T

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                         $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class T of
Advisor    Diversified     International on December 17, 1998,
assuming the maximum sales charge had been in effect, the net amount
invested in Class T shares was $   9,650    . The cost of the initial
investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   0     for dividends
and $   0     for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class B of
Advisor Diversified International would have amounted to $   12,460
, including the effect of Class B's maximum CDSC.


Advisor DIVERSIFIED
International - CLASS B

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 12,460                  $ 0                           $ 0                          $ 12,460





Advisor DIVERSIFIED           INDEXES
International - CLASS B

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                         $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Diversified International on December 17, 1998, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $ 0 for dividends
and $   0     for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class C of
Advisor Diversified International would have amounted to $   12,860
, including the effect of Class C's maximum CDSC.


Advisor DIVERSIFIED
International - CLASS C

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 12,860                  $ 0                           $ 0                          $ 12,860





Advisor DIVERSIFIED           INDEXES
International - CLASS C

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                         $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Diversified International on December 17, 1998, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $ 0 for dividends
and $   0     for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in
Institutional Class of Advisor Diversified International would have
grown to $   13,080    .


Advisor DIVERSIFIED
International -
INSTITUTIONAL CLASS

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 13,080                  $ 0                           $ 0                          $ 13,080





Advisor DIVERSIFIED           INDEXES
International -
INSTITUTIONAL CLASS

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                         $ 11,677  $ 12,253  $ 10,262



*    From     December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Diversified International on December 17, 1998, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   0     for dividends and $   0     for
capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class A of
Advisor Global Equity would have amounted to $   11,112    , including
the effect of Class A's maximum sales charge.


Advisor GLOBAL EQUITY - CLASS A

Fiscal Year Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 11,112                  $ 0                           $ 0                          $ 11,112





Advisor GLOBAL EQUITY - CLASS A  INDEXES

Fiscal Year Ended October 31     S&P 500   DJIA      Cost of Living**


1999*                            $ 11,677  $ 12,253  $ 10,262



*    From     December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class A of
Advisor    Global Equity     on December 17, 1998, assuming the
maximum sales charge had been in effect, the net amount invested in
Class A shares was $   9,425    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the
period would have amounted to $   0     for dividends and $   0
for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class T of
Advisor Global Equity would have amounted to $   11,358    , including
the effect of Class T's maximum sales charge.


Advisor GLOBAL EQUITY - CLASS T

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 11,358                  $ 0                           $ 0                          $ 11,358





Advisor GLOBAL EQUITY - CLASS T  INDEXES

Fiscal Year Ended October 31     S&P 500   DJIA      Cost of Living**


1999*                            $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class T of
Advisor    Global Equity     on December 17, 1998, assuming the
maximum sales charge had been in effect, the net amount invested in
Class T shares was $   9,650    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the
period would have amounted to $   0     for dividends and $   0
for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class B of
Advisor Global Equity would have amounted to $   11,210    , including
the effect of Class B's maximum CDSC.


Advisor GLOBAL EQUITY - CLASS B

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 11,210                  $ 0                           $ 0                          $ 11,210





Advisor GLOBAL EQUITY - CLASS B  INDEXES

Fiscal Year Ended October 31     S&P 500   DJIA      Cost of Living**


1999*                            $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class B of
Advisor    Global Equity     on December 17, 1998, the net amount
invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   0     for dividends
and $   0     for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Class C of
Advisor Global Equity would have amounted to $   11,610    , including
the effect of Class C's maximum CDSC.


Advisor GLOBAL EQUITY - CLASS C

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 11,610                  $ 0                           $ 0                          $ 11,610





Advisor GLOBAL EQUITY - CLASS C  INDEXES

Fiscal Year Ended October 31     S&P 500   DJIA      Cost of Living**


1999*                            $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class C of
Advisor    Global Equity     on December 17, 1998, the net amount
invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   0     for dividends
and $   0     for capital gain distributions.

During the period from December 17, 1998 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in
Institutional Class of Advisor Global Equity would have grown to $
11,810    .


Advisor GLOBAL EQUITY -
INSTITUTIONAL CLASS

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999*                     $ 11,810                  $ 0                           $ 0                          $ 11,810





Advisor GLOBAL EQUITY -       INDEXES
INSTITUTIONAL CLASS

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living**


1999*                         $ 11,677  $ 12,253  $ 10,262



* From December 17, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Advisor    Global Equity on December 17, 1998
 , the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   0     for dividends and $   0     for capital
gain distributions.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class A of Advisor High Yield would have grown
to $   33,192    , including the effect of Class A's maximum sales
charge.


ADVISOR HIGH YIELD - CLASS A

Fiscal Year Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 11,808                  $ 19,521                      $ 1,863                      $ 33,192

1998                      $ 11,776                  $ 16,342                      $ 1,523                      $ 29,641

1997                      $ 13,730                  $ 16,282                      $ 1,041                      $ 31,053

1996                      $ 13,061                  $ 13,041                      $ 858                        $ 26,960

1995                      $ 12,647                  $ 10,431                      $ 831                        $ 23,909

1994                      $ 11,914                  $ 8,083                       $ 783                        $ 20,780

1993                      $ 12,753                  $ 7,102                       $ 390                        $ 20,245

1992                      $ 11,755                  $ 5,051                       $ 0                          $ 16,806

1991                      $ 10,746                  $ 3,034                       $ 0                          $ 13,780

1990                      $ 8,654                   $ 1,212                       $ 0                          $ 9,866





ADVISOR HIGH YIELD - CLASS A  INDEXES

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor High Yield on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares
was $   9,525    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   31,777    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   11,117     for
dividends and $   1,041     for capital gain distributions. Initial
offering of Class A of Advisor High Yield took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class T of Advisor High Yield would have grown
to $   33,638    , including the effect of Class T's maximum sales
charge.


ADVISOR HIGH YIELD - CLASS T

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 11,985                  $ 19,763                      $ 1,890                      $ 33,638

1998                      $ 11,952                  $ 16,582                      $ 1,546                      $ 30,080

1997                      $ 13,921                  $ 16,535                      $ 1,056                      $ 31,512

1996                      $ 13,243                  $ 13,239                      $ 870                        $ 27,352

1995                      $ 12,813                  $ 10,567                      $ 842                        $ 24,222

1994                      $ 12,071                  $ 8,189                       $ 793                        $ 21,053

1993                      $ 12,920                  $ 7,196                       $ 395                        $ 20,511

1992                      $ 11,909                  $ 5,117                       $ 0                          $ 17,026

1991                      $ 10,887                  $ 3,073                       $ 0                          $ 13,960

1990                      $ 8,768                   $ 1,227                       $ 0                          $ 9,995





ADVISOR HIGH YIELD - CLASS T  INDEXES

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor High Yield on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares
was $   9,650    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   32,021    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   11,248     for
dividends and $   1,054     for capital gain distributions.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class B of Advisor High Yield would have grown
to $   33,480    .



ADVISOR HIGH YIELD - CLASS B

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 12,363                  $ 19,192                      $ 1,925                      $ 33,480

1998                      $ 12,341                  $ 16,215                      $ 1,580                      $ 30,136

1997                      $ 14,370                  $ 16,299                      $ 1,088                      $ 31,757

1996                      $ 13,690                  $ 13,184                      $ 899                        $ 27,773

1995                      $ 13,255                  $ 10,649                      $ 871                        $ 24,775

1994                      $ 12,497                  $ 8,391                       $ 821                        $ 21,709

1993                      $ 13,389                  $ 7,457                       $ 409                        $ 21,255

1992                      $ 12,341                  $ 5,303                       $ 0                          $ 17,644

1991                      $ 11,282                  $ 3,185                       $ 0                          $ 14,467

1990                      $ 9,086                   $ 1,272                       $ 0                          $ 10,358





ADVISOR HIGH YIELD - CLASS B  INDEXES

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor High Yield on November 1, 1989, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   31,467    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   11,161     for
dividends and $   1,093     for capital gain distributions. Initial
offering of Class B of Advisor High Yield took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class C of Advisor High Yield would have grown
to $   33,376    .


ADVISOR HIGH YIELD - CLASS C

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 12,357                  $ 19,098                      $ 1,921                      $ 33,376

1998                      $ 12,335                  $ 16,155                      $ 1,578                      $ 30,068

1997                      $ 14,370                  $ 16,299                      $ 1,088                      $ 31,757

1996                      $ 13,690                  $ 13,184                      $ 899                        $ 27,773

1995                      $ 13,255                  $ 10,649                      $ 871                        $ 24,775

1994                      $ 12,497                  $ 8,391                       $ 821                        $ 21,709

1993                      $ 13,389                  $ 7,457                       $ 409                        $ 21,255

1992                      $ 12,341                  $ 5,303                       $ 0                          $ 17,644

1991                      $ 11,282                  $ 3,185                       $ 0                          $ 14,467

1990                      $ 9,086                   $ 1,272                       $ 0                          $ 10,358





ADVISOR HIGH YIELD - CLASS C  INDEXES

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor High Yield on November 1, 1989, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   31,367    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   11,125     for
dividends and $   1,091     for capital gain distributions. Initial
offering of Class C of Advisor High Yield took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Institutional Class of Advisor High Yield would
have grown to $   34,913    .



ADVISOR HIGH YIELD -
INSTITUTIONAL CLASS

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 12,152                  $ 20,806                      $ 1,955                      $ 34,913

1998                      $ 12,152                  $ 17,409                      $ 1,596                      $ 31,157

1997                      $ 14,169                  $ 17,277                      $ 1,079                      $ 32,525

1996                      $ 13,512                  $ 13,781                      $ 888                        $ 28,181

1995                      $ 13,110                  $ 11,009                      $ 861                        $ 24,980

1994                      $ 12,508                  $ 8,487                       $ 822                        $ 21,817

1993                      $ 13,389                  $ 7,457                       $ 409                        $ 21,255

1992                      $ 12,341                  $ 5,303                       $ 0                          $ 17,644

1991                      $ 11,282                  $ 3,185                       $ 0                          $ 14,467

1990                      $ 9,086                   $ 1,272                       $ 0                          $ 10,358





ADVISOR HIGH YIELD -  INDEXES
INSTITUTIONAL CLASS

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor High Yield on November 1, 1989, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   33,476    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   11,874     for dividends and $   1,093     for capital gain
distributions. Initial offering of Institutional Class of Advisor High Yield took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 for Institutional Class would have been higher.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class A of Advisor Government Investment would
have grown to $   18,513     including the effect of Class A's maximum
sales charge.


ADVISOR GOVERNMENT INVESTMENT
- CLASS A

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,525                   $ 8,543                       $ 445                        $ 18,513

1998                      $ 10,251                  $ 8,071                       $ 479                        $ 18,801

1997                      $ 9,893                   $ 6,776                       $ 463                        $ 17,132

1996                      $ 9,709                   $ 5,687                       $ 454                        $ 15,850

1995                      $ 9,893                   $ 4,827                       $ 463                        $ 15,183

1994                      $ 9,167                   $ 3,616                       $ 429                        $ 13,212

1993                      $ 10,374                  $ 3,302                       $ 271                        $ 13,947

1992                      $ 9,955                   $ 2,439                       $ 0                          $ 12,394

1991                      $ 9,811                   $ 1,614                       $ 0                          $ 11,425

1990                      $ 9,361                   $ 781                         $ 0                          $ 10,142





ADVISOR GOVERNMENT INVESTMENT  INDEXES
- CLASS A

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Government Investment on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in
Class A shares was $   9,525    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   19,192    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,125     for
dividends and $   358     for capital gain distributions. Initial
offering of Class A for Advisor Government Investment took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class T of Advisor Government Investment would
have grown to $   18,668    , including the effect of Class T's
maximum sales charge.


ADVISOR GOVERNMENT INVESTMENT
- CLASS T

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,640                   $ 8,577                       $ 451                        $ 18,668

1998                      $ 10,386                  $ 8,122                       $ 486                        $ 18,994

1997                      $ 10,023                  $ 6,844                       $ 469                        $ 17,336

1996                      $ 9,837                   $ 5,758                       $ 460                        $ 16,055

1995                      $ 10,023                  $ 4,890                       $ 469                        $ 15,382

1994                      $ 9,287                   $ 3,665                       $ 434                        $ 13,386

1993                      $ 10,510                  $ 3,345                       $ 275                        $ 14,130

1992                      $ 10,085                  $ 2,472                       $ 0                          $ 12,557

1991                      $ 9,940                   $ 1,635                       $ 0                          $ 11,575

1990                      $ 9,484                   $ 791                         $ 0                          $ 10,275





ADVISOR GOVERNMENT INVESTMENT  INDEXES
- CLASS T

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Government Investment on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in
Class T shares was $   9,650    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   19,242    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,169     for
dividends and $   363     for capital gain distributions.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class B of Advisor Government Investment would
have grown to $   18,661    .


ADVISOR GOVERNMENT INVESTMENT
- CLASS B

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,989                   $ 8,205                       $ 467                        $ 18,661

1998                      $ 10,752                  $ 7,833                       $ 503                        $ 19,088

1997                      $ 10,376                  $ 6,671                       $ 485                        $ 17,532

1996                      $ 10,193                  $ 5,685                       $ 477                        $ 16,355

1995                      $ 10,387                  $ 4,900                       $ 486                        $ 15,773

1994                      $ 9,613                   $ 3,750                       $ 450                        $ 13,813

1993                      $ 10,892                  $ 3,466                       $ 285                        $ 14,643

1992                      $ 10,451                  $ 2,561                       $ 0                          $ 13,012

1991                      $ 10,301                  $ 1,693                       $ 0                          $ 11,994

1990                      $ 9,828                   $ 820                         $ 0                          $ 10,648





ADVISOR GOVERNMENT INVESTMENT  INDEXES
- CLASS B

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Government Investment on November 1, 1989, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $   18,875
 . If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounted to $   6,022
for dividends and $   376     for capital gain distributions. Initial
offering of Class B of Advisor Government Investment took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class C of Advisor Government Investment would
have grown to $   18,598    .


ADVISOR GOVERNMENT INVESTMENT
- CLASS C

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,979                   $ 8,152                       $ 467                        $ 18,598

1998                      $ 10,751                  $ 7,808                       $ 503                        $ 19,062

1997                      $ 10,376                  $ 6,671                       $ 485                        $ 17,532

1996                      $ 10,193                  $ 5,685                       $ 477                        $ 16,355

1995                      $ 10,387                  $ 4,900                       $ 486                        $ 15,773

1994                      $ 9,613                   $ 3,750                       $ 450                        $ 13,813

1993                      $ 10,892                  $ 3,466                       $ 285                        $ 14,643

1992                      $ 10,451                  $ 2,561                       $ 0                          $ 13,012

1991                      $ 10,301                  $ 1,693                       $ 0                          $ 11,994

1990                      $ 9,828                   $ 820                         $ 0                          $ 10,648





ADVISOR GOVERNMENT INVESTMENT  INDEXES
- CLASS C

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Government Investment on November 1, 1989, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $   18,829
 . If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounted to $   5,997
for dividends and $   376     for capital gain distributions. Initial
offering of Class C of Advisor Government Investment took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Institutional Class of Advisor Government
Investment would have grown to $   19,523    .


ADVISOR GOVERNMENT INVESTMENT
- INSTITUTIONAL CLASS

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,957                   $ 9,100                       $ 466                        $ 19,523

1998                      $ 10,741                  $ 8,586                       $ 502                        $ 19,829

1997                      $ 10,365                  $ 7,200                       $ 485                        $ 18,050

1996                      $ 10,183                  $ 6,027                       $ 476                        $ 16,686

1995                      $ 10,387                  $ 5,083                       $ 486                        $ 15,956

1994                      $ 9,624                   $ 3,797                       $ 450                        $ 13,871

1993                      $ 10,892                  $ 3,466                       $ 285                        $ 14,643

1992                      $ 10,451                  $ 2,561                       $ 0                          $ 13,012

1991                      $ 10,301                  $ 1,693                       $ 0                          $ 11,994

1990                      $ 9,828                   $ 820                         $ 0                          $ 10,648





ADVISOR GOVERNMENT INVESTMENT  INDEXES
- INSTITUTIONAL CLASS

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Government Investment on November 1, 1989, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   19,817    . If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   6,516     for dividends and $   376     for
capital gain distributions. Initial offering of Institutional Class of Advisor Government Investment took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 for Institutional Class would have been higher.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class A of Advisor Mortgage Securities would
have grown to $   20,123    , including the effect of Class A's
maximum sales charge.


ADVISOR MORTGAGE SECURITIES -
CLASS A

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,806                   $ 9,427                       $ 890                        $ 20,123

1998                      $ 10,255                  $ 8,636                       $ 659                        $ 19,550

1997                      $ 10,311                  $ 7,582                       $ 612                        $ 18,505

1996                      $ 10,161                  $ 6,386                       $ 471                        $ 17,018

1995                      $ 10,292                  $ 5,393                       $ 259                        $ 15,944

1994                      $ 9,656                   $ 4,039                       $ 148                        $ 13,843

1993                      $ 10,077                  $ 3,421                       $ 62                         $ 13,560

1992                      $ 9,993                   $ 2,585                       $ 0                          $ 12,578

1991                      $ 10,077                  $ 1,760                       $ 0                          $ 11,837

1990                      $ 9,478                   $ 802                         $ 0                          $ 10,280





ADVISOR MORTGAGE SECURITIES -  INDEXES
CLASS A

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Mortgage Securities on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class A
shares was $   9,525    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   20,542    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,648     for
dividends and $   552     for capital gain distributions. Initial
offering of Class A of Advisor Mortgage Securities took place on March 3, 1997. Class A returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to March 3, 1997 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class T of Advisor Mortgage Securities would
have grown to $   20,344    , including the effect of Class T's
maximum sales charge.


ADVISOR MORTGAGE SECURITIES -
CLASS T

Fiscal Year Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,934                   $ 9,509                       $ 901                        $ 20,344

1998                      $ 10,389                  $ 8,728                       $ 668                        $ 19,785

1997                      $ 10,446                  $ 7,671                       $ 620                        $ 18,737

1996                      $ 10,295                  $ 6,469                       $ 478                        $ 17,242

1995                      $ 10,427                  $ 5,464                       $ 262                        $ 16,153

1994                      $ 9,783                   $ 4,092                       $ 150                        $ 14,025

1993                      $ 10,209                  $ 3,466                       $ 63                         $ 13,738

1992                      $ 10,124                  $ 2,619                       $ 0                          $ 12,743

1991                      $ 10,209                  $ 1,784                       $ 0                          $ 11,993

1990                      $ 9,603                   $ 812                         $ 0                          $ 10,415





ADVISOR MORTGAGE SECURITIES -  INDEXES
CLASS T

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Mortgage Securities on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class T
shares was $   9,650    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   20,637    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,714     for
dividends and $   559     for capital gain distributions. Initial
offering of Class T of Advisor Mortgage Securities took place on March 3, 1997. Class T returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to March 3, 1997 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class B of Advisor Mortgage Securities would
have grown to $   20,727    .


ADVISOR MORTGAGE SECURITIES -
CLASS B

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,295                  $ 9,502                       $ 930                        $ 20,727

1998                      $ 10,756                  $ 8,815                       $ 691                        $ 20,262

1997                      $ 10,825                  $ 7,865                       $ 642                        $ 19,332

1996                      $ 10,668                  $ 6,704                       $ 495                        $ 17,867

1995                      $ 10,806                  $ 5,661                       $ 272                        $ 16,739

1994                      $ 10,138                  $ 4,239                       $ 156                        $ 14,533

1993                      $ 10,580                  $ 3,591                       $ 65                         $ 14,236

1992                      $ 10,491                  $ 2,714                       $ 0                          $ 13,205

1991                      $ 10,580                  $ 1,847                       $ 0                          $ 12,427

1990                      $ 9,951                   $ 842                         $ 0                          $ 10,793





ADVISOR MORTGAGE SECURITIES -  INDEXES
CLASS B

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Mortgage Securities on November 1, 1989, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $   20,653
 . If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounted to $   6,775
for dividends and $   580     for capital gain distributions. Initial
offering of Class B of Advisor Mortgage Securities took place on March 3, 1997. Class B returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class B's 12b-1 fees had been reflected, returns prior to March 3, 1997 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Institutional Class of Advisor Mortgage
Securities would have grown to $   21,206    .


ADVISOR MORTGAGE SECURITIES -
INSTITUTIONAL CLASS

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,285                  $ 9,986                       $ 935                        $ 21,206

1998                      $ 10,756                  $ 9,123                       $ 692                        $ 20,571

1997                      $ 10,815                  $ 7,974                       $ 642                        $ 19,431

1996                      $ 10,668                  $ 6,704                       $ 495                        $ 17,867

1995                      $ 10,806                  $ 5,661                       $ 272                        $ 16,739

1994                      $ 10,138                  $ 4,239                       $ 156                        $ 14,533

1993                      $ 10,580                  $ 3,591                       $ 65                         $ 14,236

1992                      $ 10,491                  $ 2,714                       $ 0                          $ 13,205

1991                      $ 10,580                  $ 1,847                       $ 0                          $ 12,427

1990                      $ 9,951                   $ 842                         $ 0                          $ 10,793





ADVISOR MORTGAGE SECURITIES -  INDEXES
INSTITUTIONAL CLASS

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Mortgage Securities on November 1, 1989, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   21,169    . If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   7,029     for dividends and $   580     for
capital gain distributions. Initial offering of Institutional Class of Advisor Mortgage Securities took place on March 3, 1997. Returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Initial Class of Advisor Mortgage Securities
would have grown to $   21,263    .


MORTGAGE SECURITIES - INITIAL
CLASS

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,305                  $ 10,022                      $ 936                        $ 21,263

1998                      $ 10,776                  $ 9,147                       $ 693                        $ 20,616

1997                      $ 10,825                  $ 7,982                       $ 643                        $ 19,450

1996                      $ 10,668                  $ 6,704                       $ 495                        $ 17,867

1995                      $ 10,806                  $ 5,661                       $ 272                        $ 16,739

1994                      $ 10,138                  $ 4,239                       $ 156                        $ 14,533

1993                      $ 10,580                  $ 3,591                       $ 65                         $ 14,236

1992                      $ 10,491                  $ 2,714                       $ 0                          $ 13,205

1991                      $ 10,580                  $ 1,847                       $ 0                          $ 12,427

1990                      $ 9,951                   $ 842                         $ 0                          $ 10,793





MORTGAGE SECURITIES - INITIAL  INDEXES
CLASS

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Initial Class of Advisor Mortgage Securities on November 1, 1989, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   21,191    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   7,040     for dividends and $   580     for capital gain
distributions.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class A of Advisor Intermediate Bond would have
grown to $   18,773    , including the effect of Class A's maximum
sales charge.


ADVISOR INTERMEDIATE BOND -
CLASS A

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,532                   $ 9,241                       $ 0                          $ 18,773

1998                      $ 9,967                   $ 8,620                       $ 0                          $ 18,587

1997                      $ 9,801                   $ 7,503                       $ 0                          $ 17,304

1996                      $ 9,736                   $ 6,461                       $ 0                          $ 16,197

1995                      $ 9,893                   $ 5,542                       $ 0                          $ 15,435

1994                      $ 9,514                   $ 4,461                       $ 0                          $ 13,975

1993                      $ 10,421                  $ 4,027                       $ 0                          $ 14,448

1992                      $ 9,884                   $ 2,852                       $ 0                          $ 12,736

1991                      $ 9,736                   $ 1,863                       $ 0                          $ 11,599

1990                      $ 9,292                   $ 863                         $ 0                          $ 10,155





ADVISOR INTERMEDIATE BOND -  INDEXES
CLASS A

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Intermediate Bond on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class A
shares was $   9,625    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   19,455    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,619     for
dividends and $   0     for capital gain distributions. Initial
offering of Class A of Advisor Intermediate Bond took place on September 3, 1996. Class A returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 through September 10, 1992 would have been higher and returns prior to September 10, 1992 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class T of Advisor Intermediate Bond would have
grown to $   18,940    , including the effect of Class T's maximum
sales charge.


ADVISOR INTERMEDIATE BOND -
CLASS T

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,641                   $ 9,299                       $ 0                          $ 18,940

1998                      $ 10,071                  $ 8,686                       $ 0                          $ 18,757

1997                      $ 9,912                   $ 7,578                       $ 0                          $ 17,490

1996                      $ 9,847                   $ 6,533                       $ 0                          $ 16,380

1995                      $ 9,996                   $ 5,600                       $ 0                          $ 15,596

1994                      $ 9,613                   $ 4,507                       $ 0                          $ 14,120

1993                      $ 10,529                  $ 4,069                       $ 0                          $ 14,598

1992                      $ 9,987                   $ 2,882                       $ 0                          $ 12,869

1991                      $ 9,837                   $ 1,882                       $ 0                          $ 11,719

1990                      $ 9,388                   $ 873                         $ 0                          $ 10,261





ADVISOR INTERMEDIATE BOND -  INDEXES
CLASS T

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Intermediate Bond on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class T
shares was $   9,725    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   19,508    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,665     for
dividends and $   0     for capital gain distributions. Initial
offering of Class T of Advisor Intermediate Bond took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to September 10, 1992 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class B of Advisor Intermediate Bond would have
grown to $   18,754    .


ADVISOR INTERMEDIATE BOND -
CLASS B

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,904                   $ 8,850                       $ 0                          $ 18,754

1998                      $ 10,346                  $ 8,340                       $ 0                          $ 18,686

1997                      $ 10,173                  $ 7,351                       $ 0                          $ 17,524

1996                      $ 10,115                  $ 6,425                       $ 0                          $ 16,540

1995                      $ 10,269                  $ 5,585                       $ 0                          $ 15,854

1994                      $ 9,875                   $ 4,584                       $ 0                          $ 14,459

1993                      $ 10,827                  $ 4,184                       $ 0                          $ 15,011

1992                      $ 10,269                  $ 2,964                       $ 0                          $ 13,233

1991                      $ 10,115                  $ 1,936                       $ 0                          $ 12,051

1990                      $ 9,654                   $ 897                         $ 0                          $ 10,551





ADVISOR INTERMEDIATE BOND -  INDEXES
CLASS B

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Intermediate Bond on November 1, 1989, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   19,053    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,476     for
dividends and $   0     for capital gain distributions. Initial
offering of Class B of Advisor Intermediate Bond took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class C of Advisor Intermediate Bond would have
grown to $   18,664    .


ADVISOR INTERMEDIATE BOND -
CLASS C

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,876                   $ 8,788                       $ 0                          $ 18,664

1998                      $ 10,327                  $ 8,302                       $ 0                          $ 18,629

1997                      $ 10,173                  $ 7,351                       $ 0                          $ 17,524

1996                      $ 10,115                  $ 6,425                       $ 0                          $ 16,540

1995                      $ 10,269                  $ 5,585                       $ 0                          $ 15,854

1994                      $ 9,875                   $ 4,584                       $ 0                          $ 14,459

1993                      $ 10,827                  $ 4,184                       $ 0                          $ 15,011

1992                      $ 10,269                  $ 2,964                       $ 0                          $ 13,233

1991                      $ 10,115                  $ 1,936                       $ 0                          $ 12,051

1990                      $ 9,654                   $ 897                         $ 0                          $ 10,551





ADVISOR INTERMEDIATE BOND -  INDEXES
CLASS C

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Intermediate Bond on November 1, 1989, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   19,013    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,454     for
dividends and $   0     for capital gain distributions. Initial
offering of Class C of Advisor Intermediate Bond took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Institutional Class of Advisor Intermediate Bond
would have grown to $   19,952    .


ADVISOR INTERMEDIATE BOND -
INSTITUTIONAL CLASS

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,913                   $ 10,039                      $ 0                          $ 19,952

1998                      $ 10,365                  $ 9,353                       $ 0                          $ 19,718

1997                      $ 10,192                  $ 8,123                       $ 0                          $ 18,315

1996                      $ 10,135                  $ 6,985                       $ 0                          $ 17,120

1995                      $ 10,288                  $ 5,966                       $ 0                          $ 16,254

1994                      $ 9,894                   $ 4,782                       $ 0                          $ 14,676

1993                      $ 10,837                  $ 4,267                       $ 0                          $ 15,104

1992                      $ 10,269                  $ 2,981                       $ 0                          $ 13,250

1991                      $ 10,115                  $ 1,936                       $ 0                          $ 12,051

1990                      $ 9,654                   $ 897                         $ 0                          $ 10,551





ADVISOR INTERMEDIATE BOND -  INDEXES
INSTITUTIONAL CLASS

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Intermediate Bond on November 1, 1989, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $   20,273    . If distributions had not been reinvested,
the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   7,105     for dividends and $   0     for capital gain
distributions.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class A of Advisor Short Fixed-Income would have
grown to $   18,035    , including the effect of Class A's maximum
sales charge.


ADVISOR SHORT FIXED-INCOME -
CLASS A

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,058                   $ 8,977                       $ 0                          $ 18,035

1998                      $ 9,286                   $ 8,203                       $ 0                          $ 17,489

1997                      $ 9,216                   $ 7,194                       $ 0                          $ 16,410

1996                      $ 9,276                   $ 6,258                       $ 0                          $ 15,534

1995                      $ 9,375                   $ 5,372                       $ 0                          $ 14,747

1994                      $ 9,385                   $ 4,520                       $ 0                          $ 13,905

1993                      $ 9,989                   $ 3,947                       $ 0                          $ 13,936

1992                      $ 9,850                   $ 2,921                       $ 0                          $ 12,771

1991                      $ 9,771                   $ 1,898                       $ 0                          $ 11,669

1990                      $ 9,523                   $ 878                         $ 0                          $ 10,401





ADVISOR SHORT FIXED-INCOME -  INDEXES
CLASS A

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Short Fixed-Income on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class A
shares was $   9,850    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   19,397    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,579     for
dividends and $   0     for capital gain distributions. Initial
offering of Class A of Advisor Short Fixed-Income took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.15%.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class T of Advisor Short Fixed-Income would have
grown to $   18,067    , including the effect of Class T's maximum
sales charge.


ADVISOR SHORT FIXED-INCOME -
CLASS T

Fiscal Year Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,058                   $ 9,009                       $ 0                          $ 18,067

1998                      $ 9,286                   $ 8,235                       $ 0                          $ 17,521

1997                      $ 9,256                   $ 7,223                       $ 0                          $ 16,479

1996                      $ 9,286                   $ 6,265                       $ 0                          $ 15,551

1995                      $ 9,375                   $ 5,372                       $ 0                          $ 14,747

1994                      $ 9,385                   $ 4,520                       $ 0                          $ 13,905

1993                      $ 9,989                   $ 3,947                       $ 0                          $ 13,936

1992                      $ 9,850                   $ 2,921                       $ 0                          $ 12,771

1991                      $ 9,771                   $ 1,898                       $ 0                          $ 11,669

1990                      $ 9,523                   $ 878                         $ 0                          $ 10,401





ADVISOR SHORT FIXED-INCOME -  INDEXES
CLASS T

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Short Fixed-Income on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class T
shares was $   9,850    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   19,435    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,598     for
dividends and $   0     for capital gain distributions.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class C of Advisor Short Fixed-Income would have
grown to $   18,043    .


ADVISOR SHORT FIXED-INCOME -
CLASS C

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,206                   $ 8,837                       $ 0                          $ 18,043

1998                      $ 9,427                   $ 8,209                       $ 0                          $ 17,636

1997                      $ 9,397                   $ 7,333                       $ 0                          $ 16,730

1996                      $ 9,427                   $ 6,361                       $ 0                          $ 15,788

1995                      $ 9,518                   $ 5,453                       $ 0                          $ 14,971

1994                      $ 9,528                   $ 4,589                       $ 0                          $ 14,117

1993                      $ 10,141                  $ 4,007                       $ 0                          $ 14,148

1992                      $ 10,000                  $ 2,965                       $ 0                          $ 12,965

1991                      $ 9,920                   $ 1,927                       $ 0                          $ 11,847

1990                      $ 9,668                   $ 891                         $ 0                          $ 10,559





ADVISOR SHORT FIXED-INCOME -  INDEXES
CLASS C

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Short Fixed-Income on November 1, 1989, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $   19,255
 . If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller,
and cash payments for the period would have amounted to $   6,534
for dividends and $   0     for capital gain distributions. Initial
offering of Class C Advisor Short Fixed-Income took place on November 3, 1997. Class C returns prior to November 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.15%. If Class C's 12b-1 fee had been reflected, returns would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Institutional Class of Advisor Short
Fixed-Income would have grown to $   18,449    .


ADVISOR SHORT FIXED-INCOME -
INSTITUTIONAL CLASS

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 9,196                   $ 9,253                       $ 0                          $ 18,449

1998                      $ 9,427                   $ 8,438                       $ 0                          $ 17,865

1997                      $ 9,397                   $ 7,383                       $ 0                          $ 16,780

1996                      $ 9,417                   $ 6,377                       $ 0                          $ 15,794

1995                      $ 9,518                   $ 5,460                       $ 0                          $ 14,978

1994                      $ 9,528                   $ 4,589                       $ 0                          $ 14,117

1993                      $ 10,141                  $ 4,007                       $ 0                          $ 14,148

1992                      $ 10,000                  $ 2,965                       $ 0                          $ 12,965

1991                      $ 9,920                   $ 1,927                       $ 0                          $ 11,847

1990                      $ 9,668                   $ 891                         $ 0                          $ 10,559





ADVISOR SHORT FIXED-INCOME -  INDEXES
INSTITUTIONAL CLASS

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Short Fixed-Income on November 1, 1989, the net amount invested Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $   19,687    . If distributions had not been reinvested,
the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   6,753     for dividends and $   0     for capital gain
distributions. Initial offering of Institutional Class of Advisor Short Fixed-Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.15%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 for Institutional Class would have been higher.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class A of Advisor Municipal Income would have
grown to $   19,098    , including the effect of Class A's maximum
sales charge.


ADVISOR MUNICIPAL INCOME -
CLASS A

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,291                  $ 8,463                       $ 344                        $ 19,098

1998                      $ 11,039                  $ 8,151                       $ 369                        $ 19,559

1997                      $ 10,696                  $ 7,044                       $ 358                        $ 18,098

1996                      $ 10,335                  $ 5,922                       $ 343                        $ 16,600

1995                      $ 10,458                  $ 5,083                       $ 347                        $ 15,888

1994                      $ 9,877                   $ 3,918                       $ 328                        $ 14,123

1993                      $ 11,198                  $ 3,544                       $ 287                        $ 15,029

1992                      $ 10,256                  $ 2,476                       $ 230                        $ 12,962

1991                      $ 10,044                  $ 1,610                       $ 215                        $ 11,869

1990                      $ 9,569                   $ 751                         $ 89                         $ 10,409





ADVISOR MUNICIPAL INCOME -  INDEXES
CLASS A

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Municipal Income on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class A
shares was $   9,525    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   18,845    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,076     for
dividends and $   292     for capital gain distributions. Initial
offering of Class A of Advisor Municipal Income took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class T of Advisor Municipal Income would have
grown to $   19,342    , including the effect of Class T's maximum
sales charge.


ADVISOR MUNICIPAL INCOME -
CLASS T

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,435                  $ 8,558                       $ 349                        $ 19,342

1998                      $ 11,202                  $ 8,268                       $ 374                        $ 19,844

1997                      $ 10,845                  $ 7,141                       $ 363                        $ 18,349

1996                      $ 10,488                  $ 6,014                       $ 348                        $ 16,850

1995                      $ 10,595                  $ 5,150                       $ 352                        $ 16,097

1994                      $ 10,007                  $ 3,969                       $ 332                        $ 14,308

1993                      $ 11,345                  $ 3,591                       $ 290                        $ 15,226

1992                      $ 10,390                  $ 2,509                       $ 233                        $ 13,132

1991                      $ 10,176                  $ 1,631                       $ 217                        $ 12,024

1990                      $ 9,695                   $ 760                         $ 90                         $ 10,545





ADVISOR MUNICIPAL INCOME -  INDEXES
CLASS T

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Municipal Income on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class T
shares was $   9,650    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   18,938    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   6,144     for
dividends and $   296     for capital gain distributions.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class B of Advisor Municipal Income would have
grown to $   19,269    .


ADVISOR MUNICIPAL INCOME -
CLASS B

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,786                  $ 8,123                       $ 360                        $ 19,269

1998                      $ 11,580                  $ 7,931                       $ 387                        $ 19,898

1997                      $ 11,211                  $ 6,929                       $ 375                        $ 18,515

1996                      $ 10,850                  $ 5,908                       $ 361                        $ 17,119

1995                      $ 10,961                  $ 5,139                       $ 364                        $ 16,464

1994                      $ 10,360                  $ 4,052                       $ 345                        $ 14,757

1993                      $ 11,756                  $ 3,721                       $ 301                        $ 15,778

1992                      $ 10,767                  $ 2,600                       $ 241                        $ 13,608

1991                      $ 10,545                  $ 1,690                       $ 226                        $ 12,461

1990                      $ 10,046                  $ 788                         $ 94                         $ 10,928





ADVISOR MUNICIPAL INCOME -  INDEXES
CLASS B

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Municipal Income on November 1, 1989, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   18,514    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   5,955     for
dividends and $   307     for capital gain distributions. Initial
offering of Class B of Advisor Municipal Income took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Class C of Advisor Municipal Income would have
grown to $   19,201    .


ADVISOR MUNICIPAL INCOME -
CLASS C

Fiscal Year Ended
October 31                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,787                  $ 8,054                       $ 360                        $ 19,201

1998                      $ 11,579                  $ 7,878                       $ 387                        $ 19,844

1997                      $ 11,211                  $ 6,929                       $ 375                        $ 18,515

1996                      $ 10,850                  $ 5,909                       $ 360                        $ 17,119

1995                      $ 10,961                  $ 5,139                       $ 364                        $ 16,464

1994                      $ 10,360                  $ 4,053                       $ 344                        $ 14,757

1993                      $ 11,756                  $ 3,721                       $ 301                        $ 15,778

1992                      $ 10,767                  $ 2,600                       $ 241                        $ 13,608

1991                      $ 10,545                  $ 1,691                       $ 225                        $ 12,461

1990                      $ 10,046                  $ 788                         $ 94                         $ 10,928





ADVISOR MUNICIPAL INCOME -  INDEXES
CLASS C

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Municipal Income on November 1, 1989, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   18,441    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   5,913     for
dividends and $   307     for capital gain distributions. Initial
offering of Class C of Advisor Municipal Income took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Institutional Class of Advisor Municipal Income
would have grown to $   20,178    .


ADVISOR MUNICIPAL INCOME -
INSTITUTIONAL CLASS

Fiscal Year
Ended October 31          Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,767                  $ 9,051                       $ 360                        $ 20,178

1998                      $ 11,562                  $ 8,707                       $ 387                        $ 20,656

1997                      $ 11,201                  $ 7,500                       $ 375                        $ 19,076

1996                      $ 10,832                  $ 6,239                       $ 359                        $ 17,430

1995                      $ 10,980                  $ 5,350                       $ 364                        $ 16,694

1994                      $ 10,370                  $ 4,113                       $ 344                        $ 14,827

1993                      $ 11,756                  $ 3,721                       $ 301                        $ 15,778

1992                      $ 10,767                  $ 2,600                       $ 241                        $ 13,608

1991                      $ 10,545                  $ 1,691                       $ 225                        $ 12,461

1990                      $ 10,046                  $ 788                         $ 94                         $ 10,928





ADVISOR MUNICIPAL INCOME -  INDEXES
INSTITUTIONAL CLASS

Fiscal Year Ended October 31  S&P 500   DJIA      Cost of Living


1999                          $ 51,536  $ 52,414  $ 13,392

1998                          $ 41,009  $ 41,322  $ 13,057

1997                          $ 33,617  $ 35,190  $ 12,866

1996                          $ 25,445  $ 27,989  $ 12,604

1995                          $ 20,505  $ 21,605  $ 12,237

1994                          $ 16,217  $ 17,317  $ 11,903

1993                          $ 15,613  $ 15,871  $ 11,600

1992                          $ 13,583  $ 13,514  $ 11,290

1991                          $ 12,351  $ 12,484  $ 10,939

1990                          $ 9,251   $ 9,597   $ 10,629



Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Municipal Income on November 1, 1989, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $   19,481    . If distributions had not been reinvested,
the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   6,484     for dividends and $   307     for capital gain
distributions. Initial offering of Institutional Class of Advisor Municipal Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 for Institutional Class would have been higher.

INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN

The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International
stock market indexes for the twelve months ended October 31,    1999.
   Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.

MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization.
According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $6,981 billion in October 1998 to $9,147 billion in October 1999.

The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital
International indexes database. The value of each market is measured
in billions of U.S. dollars as of October 31,    1999.

   TOTAL MARKET CAPITALIZATION

Australia  $ 210.6  Japan           $ 2,509.3

Austria    $ 22.0   Malaysia        $ 66.8

Belgium    $ 104.2  Netherlands     $ 470.7

Canada     $ 372.6  Norway          $ 34.1

Denmark    $ 67.9   Singapore       $ 87.8

France     $ 838.7  Spain           $ 235.4

Germany    $ 838.1  Sweden          $ 201.8

Hong Kong  $ 192.6  Switzerland     $ 561.0

Italy      $ 334.2  United Kingdom  $ 1,783.8

                    United States   $ 9,316.0


The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of each market is measured in
billions of U.S. dollars as of October 31,    1999.

   TOTAL MARKET CAPITALIZATION - LATIN AMERICA

Argentina            $ 22.0

Brazil               $ 87.4

Chile                $ 32.6

Colombia             $ 3.3

Mexico               $ 98.7

Venezuela            $ 6.8

Peru                 $ 7.0

Total Latin America  $ 257.8


NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for
the twelve months ended October 31   , 1999    . The second table
shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.

STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS

Australia   11.43%   Japan            58.40%

Austria     -14.33%  Malaysia         184.38%

Belgium     -5.05%   Netherlands      12.31%

Canada      35.31%   Norway           3.11%

Denmark     7.20%    Singapore        90.23%

France      24.30%   Spain            0.85%

Germany     7.48%    Sweden           47.73%

Hong Kong   27.24%   Switzerland      -0.59%

Italy       1.55%    United Kingdom   13.25%

                     United States    26.21%


STOCK MARKET PERFORMANCE
MEASURED IN    LOCAL CURRENCY

Australia   8.80%   Japan            41.86%

Austria     -3.75%  Malaysia         99.02%

Belgium     6.69%   Netherlands      26.08%

Canada      28.65%  Norway           9.71%

Denmark     20.41%  Singapore        94.38%

France      39.60%  Spain            13.13%

Germany     20.76%  Sweden           55.68%

Hong Kong   27.63%  Switzerland      11.85%

Italy       14.20%  United Kingdom   15.58%

                    United States    26.21%


The following table shows the average annualized stock market returns measured in U.S. dollars as of October 31.

   STOCK MARKET PERFORMANCE

                Five Years Ended 1999  Ten Years Ended 1999

Germany          15.87%                 13.41%

Hong Kong        6.06%                  18.32%

Japan            -0.90%                 -1.39%

Spain            23.55%                 11.99%

United Kingdom   17.59%                 15.18%

United States    26.88%                 17.59%


PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A bond fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A class's performance may also be compared to that of each index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a class's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Each of Advisor Overseas and Advisor Diversified International may compare its performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998.

Advisor Global Equity may compare its performance to that of the Morgan Stanley Capital International World Index, a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998.

Advisor Latin America Fund may compare its performance to that of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index, a market capitalization-weighted index of approximately 160 stocks traded in seven Latin American markets.

Advisor Emerging Asia may compare its performance to that of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index, a market capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998.

Advisor Japan Fund may compare its performance to that of the Tokyo Stock Exchange Index, a market capitalization-weighted index of over 1
 ,    300 stocks traded in the Japanese market.

Advisor International Capital Appreciation may compare its performance to that of the Morgan Stanley Capital International AC (All Country) World Index Free ex USA, a market capitalization-weighted equity index comprising 47 countries, 21 developed markets and 26 emerging markets.

Advisor Europe Capital Appreciation Fund may compare its performance to that of the Morgan Stanley Capital International Europe Index, a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. Stocks are selected for the Morgan Stanley Capital International (MSCI) indexes on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership. The MSCI Free index excludes those stocks that cannot be purchased by foreign investors in otherwise free markets.

Advisor High Yield may compare its performance to that of the Merrill Lynch High Yield Master Index, a market value-weighted index of all domestic and yankee high-yield bonds with an outstanding par value of at least $50 million and maturities of at least one year. Issues included in the index have a credit rating lower than BBB-/Baa3 but are not in default (DDD1 or lower). Split-rated issues (i.e., rated investment-grade by one rating agency and high-yield by another) are included in the index based on the issue's corresponding composite rating. Structured-note issues, deferred interest bonds, and pay-in-kind bonds are excluded.

Each of Advisor High Yield and Advisor High Income may compare its performance to that of the Merrill Lynch High Yield Master II Index, a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. Issues must have an outstanding par value of at least $50 million to be included in the index.

Advisor Mortgage Securities may compare its performance to that of the Lehman Brothers Mortgage-Backed Securities Index, a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and balloon mortgages with fixed-rate coupons. Buydowns, manufactured homes, and graduated equity mortgages are not included in the index.

Advisor Government Investment may compare its performance to that of the Lehman Brothers Government Bond Index, a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. Issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.

Advisor Intermediate Bond may compare its performance to that of the Lehman Brothers Intermediate Government/Corporate Bond Index, a market value-weighted index for government and corporate fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and 10 years. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt.

Advisor Short Fixed-Income may compare its performance to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market value-weighted index for government and corporate fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and three years. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt.

The municipal bond fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million.
 After     December 31, 1995, zero coupon bonds and issues subject to
the alternative minimum tax    are included in     the index. I
ssues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at
least $5 million    .

   Advisor Municipal Income may also compare its performance to that of the Lehman Brothers 3 Plus Year Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of three years or more. Issues included in the index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

A class may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

A municipal bond fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; model portfolios or allocations; and saving for college or other goals. In addition, Fidelity may quote or reprint financial or business publications and periodicals, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.

Each fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.

Each fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.

A class may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote the fund's current portfolio manager.

VOLATILITY. A class may quote various measures of volatility and benchmark correlation in advertising. In addition, the class may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents a class's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

As of October 31, 1999, FMR advised over $   33     billion in
municipal fund assets, $   136     billion in taxable fixed-income
fund assets, $   140     billion in money market fund assets, $   567
   billion in equity fund assets, $   18     billion in international
fund assets, and $   43     billion in Spartan fund assets. The funds
may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, each class of a bond fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

PRIOR PERFORMANCE OF SIMILAR FUNDS

Advisor Latin America, Advisor Japan, Advisor Europe Capital
Appreciation, and Advisor Diversified International    (Corresponding
Funds) have investment objectives and policies that are substantially
identical in all material respects to     the following funds   ,
which are managed by    , respectively: Fidelity Latin America,
Fidelity Japan, Fidelity Europe Capital Appreciation, and Fidelity
Diversified International (Related Funds).    FMR also may manage
other substantially similar funds and accounts that may have better or worse performance than the Related Funds.

Below you will find information about the prior performance of the
Related Funds, not the performance of the Corresponding Funds   . The
Related Funds also have different expenses and are sold through
different distribution channels    . The performance    information
for     the Related Funds is based on past results.

   Y    ou should not assume that    each class of     the
Corresponding Funds will have the same performance as the Related
Funds.    The     performance    of each class of a Corresponding Fund
   may be better or worse than the performance of its Related Fund due
to, among other things, differences in    portfolio holdings,
sales charges, expenses, asset sizes   ,     and cash flows between
each class of a     Corresponding Fund and its Related Fund.

MOVING AVERAGES. Like the Corresponding Funds,    the     Related Fund
 s     may illustrate performance using moving averages.    A
long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when a NAV has crossed,
stayed above, or stayed below its moving average. T    he 13-week and
39-week long-term moving averages for each Related Fund are shown
in the table     below.

                         13-Week Long-Term Moving  13-Week Long-Term Moving
                         Average                   Average

Fidelity Latin America*  $ 11.81                   $ 12.03

Fidelity Japan*          $ 19.55                   $ 15.55

Fidelity Europe Capital  $ 18.11                   $ 17.84
Appreciation*

Fidelity Diversified     $ 20.41                   $ 19.28
International*


* On October 31, 1999.

HISTORICAL FUND RESULTS. The following table show   s     each Related
Fund   's returns     for the    fiscal     period ended October 31,
1999. Fidelity Latin America, Fidelity Japan, and Fidelity Europe Capital Appreciation have a maximum front-end sales charge of 3%, which is included in the average annual and cumulative returns. Return
 s     do not include the effect of Fidelity Latin America's, Fidelity
Japan's, or Fidelity Europe Capital Appreciation's $25 exchange fee, which was in effect from December 1, 1987 through October 23, 1989, or other charges for special transactions or services, such as Fidelity
Europe Capital Appreciation's 1.00% short-term trading fee   ,
applicable to     shares held less than 90 days, or Fidelity Latin
America's or Fidelity Japan's 1.5% short-term trading fee   ,
applicable to     shares held less than 90 days.


                         Average Annual Returns                                          Cumulative Returns

                         One Year                Five Years  Ten Years/ Life of Fund*    One Year            Five  Years

Fidelity Latin America    13.93%                  -4.70%      3.89%                       13.93%              -21.38%

Fidelity Japan            109.86%                 9.21%       12.33%                      109.86%             55.36%

Fidelity Europe Capital   11.06%                  15.98%      15.96%                      11.06%              109.89%
Appreciation

Fidelity Diversified      29.12%                  15.86%      13.26%                      29.12%              108.76%
International





                         Cumulative Returns

                         Ten Years/ Life of Fund*

Fidelity Latin America    28.29%

Fidelity Japan            129.08%

Fidelity Europe Capital   138.22%
Appreciation

Fidelity Diversified      165.73%
International



*    F    rom commencement of operations (April 19, 1993 for Fidelity
Latin America, September 15, 1992 for Fidelity Japan, December 21, 1993 for Fidelity Europe Capital Appreciation, and December 27, 1991 for Fidelity Diversified International).

    Note: If FMR had not reimbursed certain fund expenses during these periods, Fidelity Japan's returns would have been lower.

The following tables show the income and capital elements of each Related Fund's cumulative return. The tables compare each Related Fund's return to the record of the S&P 500, the DJIA, and the cost of living, as measured by the CPI, over the same period. The S&P 500 and DJIA comparisons are provided to show how each Related Fund's return
compared to the record of a    market capitalization-weighted
index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each Related Fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each Related Fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical
$10,000 investment in each Related Fund during the    10-year period
  ended    October 31, 1999     or life of each    Related F    und,
as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

FIDELITY LATIN AMERICA: During the period from April 19, 1993 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Fidelity Latin America would have grown to $
12,829    , including the effect of the fund's    maximum     sales
charge.


FIDELITY LATIN AMERICA

Period Ended October 31  Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                         Investment                Distributions                 Gain Distributions

1999                     $ 11,941                  $ 848                         $ 40                         $ 12,829

1998                     $ 10,408                  $ 480                         $ 35                         $ 10,923

1997                     $ 15,045                  $ 510                         $ 51                         $ 15,606

1996                     $ 12,212                  $ 190                         $ 41                         $ 12,443

1995                     $ 9,458                   $ 31                          $ 32                         $ 9,521

1994                     $ 15,724                  $ 53                          $ 53                         $ 15,830

1993*                    $ 12,882                  $ 0                           $ 0                          $ 12,882





FIDELITY LATIN AMERICA  INDEXES

Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999                     $ 35,028  $ 35,588  $ 11,681

1998                     $ 27,873  $ 28,057  $ 11,389

1997                     $ 22,848  $ 23,893  $ 11,222

1996                     $ 17,295  $ 19,004  $ 10,993

1995                     $ 13,937  $ 14,670  $ 10,674

1994                     $ 11,022  $ 11,758  $ 10,382

1993*                    $ 10,612  $ 10,776  $ 10,118



* From April 19, 1993 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Fidelity
Latin America on April 19, 1993, assuming the    maximum     sales
charge had been in effect, the net amount invested in fund shares was
$   10,000    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   10,898    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   825     for dividends and $   49     for
capital gain distributions. The figures in the table do not include
the effect of the    Related F    und's 1.5% short-term trading fee
applicable to shares held less than 90 days.

FIDELITY JAPAN: During the period from September 15, 1992
(commencement of operations) to October 31, 1999, a hypothetical
$10,000 investment in Fidelity Japan would have grown to $   22,908
, including the effect of the fund's    maximum     sales charge.


FIDELITY JAPAN

Period Ended October 31  Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                         Investment                Distributions                 Gain Distributions

1999                     $ 21,117                  $ 471                         $ 1,320                      $ 22,908

1998                     $ 9,787                   $ 189                         $ 612                        $ 10,588

1997                     $ 10,767                  $ 9                           $ 673                        $ 11,449

1996                     $ 11,330                  $ 0                           $ 708                        $ 12,038

1995                     $ 11,718                  $ 0                           $ 732                        $ 12,450

1994                     $ 13,842                  $ 0                           $ 461                        $ 14,303

1993                     $ 12,950                  $ 0                           $ 0                          $ 12,950

1992*                    $ 9,545                   $ 0                           $ 0                          $ 9,545





FIDELITY JAPAN  INDEXES

Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999                     $ 37,947  $ 37,749  $ 11,904

1998                     $ 30,195  $ 29,760  $ 11,607

1997                     $ 24,752  $ 25,344  $ 11,437

1996                     $ 18,736  $ 20,158  $ 11,203

1995                     $ 15,098  $ 15,560  $ 10,878

1994                     $ 11,941  $ 12,472  $ 10,580

1993                     $ 11,496  $ 11,431  $ 10,311

1992*                    $ 10,001  $ 9,733   $ 10,035



* From September 15, 1992 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Fidelity
Japan on September 15, 1992, assuming the    maximum     sales charge
had been in effect, the net amount investment in fund shares was $
10,000    . The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   10,967    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   213     for dividends and $   728     for
capital gain distributions. The figures in the table do not include
the effect of the    Related F    und's 1.5% short-term trading fee
applicable to shares held less than 90 days.

FIDELITY EUROPE CAPITAL APPRECIATION: During the period from December 21, 1993 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Fidelity Europe Capital
Appreciation would have grown to $   23,822    , including the effect
of the fund's    maximum     sales charge.


FIDELITY EUROPE CAPITAL
APPRECIATION

Period Ended October 31  Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                         Investment                Distributions                 Gain Distributions

1999                     $ 18,081                  $ 908                         $ 4,833                      $ 23,822

1998                     $ 15,792                  $ 793                         $ 4,221                      $ 20,806

1997                     $ 16,073                  $ 603                         $ 1,630                      $ 18,306

1996                     $ 13,648                  $ 266                         $ 0                          $ 13,914

1995                     $ 11,718                  $ 0                           $ 0                          $ 11,718

1994*                    $ 11,010                  $ 0                           $ 0                          $ 11,010





FIDELITY EUROPE CAPITAL  INDEXES
APPRECIATION

Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999                     $ 33,029  $ 32,336  $ 11,536

1998                     $ 26,282  $ 25,493  $ 11,248

1997                     $ 21,544  $ 21,710  $ 11,084

1996                     $ 16,308  $ 17,267  $ 10,857

1995                     $ 13,141  $ 13,329  $ 10,542

1994*                    $ 10,393  $ 10,683  $ 10,254



* From December 21, 1993 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Fidelity Europe Capital Appreciation on December 21, 1993, assuming the
maximum     sales charge had been in effect, the net amount invested
in fund shares was $   10,000    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   14,212    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   601     for
dividends and $   3,279     for capital gain distributions. The
figures in the table do not include the effect of the    Related F
und's 1.0% short-term trading fee applicable to shares held less than 90 days.

FIDELITY DIVERSIFIED INTERNATIONAL: During the period from December 27, 1991 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Fidelity Diversified International
would have grown to $   26,573.


FIDELITY DIVERSIFIED
INTERNATIONAL

Period Ended October 31  Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                         Investment                Distributions                 Gain Distributions

1999                     $ 21,340                  $ 1,611                       $ 3,622                      $ 26,573

1998                     $ 17,210                  $ 1,020                       $ 2,351                      $ 20,581

1997                     $ 16,570                  $ 757                         $ 1,779                      $ 19,106

1996                     $ 14,380                  $ 491                         $ 1,144                      $ 16,015

1995                     $ 12,730                  $ 197                         $ 569                        $ 13,496

1994                     $ 12,460                  $ 158                         $ 111                        $ 12,729

1993                     $ 11,320                  $ 133                         $ 0                          $ 11,453

1992*                    $ 8,460                   $ 0                           $ 0                          $ 8,460





FIDELITY DIVERSIFIED  INDEXES
INTERNATIONAL

Period Ended October 31  S&P 500   DJIA      Cost of Living**


1999                     $ 40,049  $ 41,357  $ 12,197

1998                     $ 31,868  $ 32,604  $ 11,893

1997                     $ 26,124  $ 27,766  $ 11,719

1996                     $ 19,774  $ 22,084  $ 11,479

1995                     $ 15,934  $ 17,047  $ 11,146

1994                     $ 12,602  $ 13,663  $ 10,841

1993                     $ 12,133  $ 12,523  $ 10,566

1992*                    $ 10,555  $ 10,663  $ 10,283



* From December 27, 1991 (commencement of operations).

** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity Diversified International on December 27, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted to $   13,405
 . If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller,
and cash payments for the period would have amounted to $   930
for dividends and $   2,140     for capital gain distributions.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A and Class T's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:

CLASS A SHARES ONLY

1. to shares purchased for an employee benefit plan (as defined in the Employee Retirement Income Security Act) (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program with at least $25 million or more in plan assets;

2. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;

3. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection do not qualify for this waiver;

4. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;

5. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs and accounts managed by third parties do not qualify for this waiver;

6. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

7. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

8. to shares purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;

9. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with
FDC   . A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals; or


10. to shares purchased by the Fidelity Investments Charitable Gift
Fund.

A sales load waiver form must accompany these transactions.

CLASS T SHARES ONLY

1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;

2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee;

4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

5. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program;

6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds or (ii) an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

7. to shares purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

8. to shares purchased with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end or contingent deferred sales charge;

9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited (FIL) or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

10. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;

11. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with
FDC   . A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

12. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);

13. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or

14. to shares purchased by the Fidelity Investments Charitable Gift
Fund.

A sales load waiver form must accompany these transactions.

CLASS B AND CLASS C SHARES ONLY

The Class B or Class C contingent deferred sales charge (CDSC) will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;

4. Through the Fidelity Advisor Systematic Withdrawal Program; or

5. (Applicable to Class C only) From an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).

A waiver form must accompany these transactions.

 INSTITUTIONAL CLASS SHARES ONLY

Institutional Class shares are offered to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;

2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;

5. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR Corp. or FIL or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee; and

6. Insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business.

For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.

 FOR CLASS A AND CLASS T SHARES ONLY

FINDER'S FEE. For all funds except Advisor Short Fixed-Income, on eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Except as provided below, Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) past $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) past $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent;" and an incremental load waived trade toward an investor's $1 million "Letter of Intent." Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."

For Short Fixed-Income, on eligible purchases of (i) Class A shares in amounts of $1 million or more, or (ii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Except as provided below, Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent." Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."

Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide FDC access to records detailing purchases at the client level.

For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made (i) with the proceeds from the redemption of shares of any Fidelity fund or
(ii) by the Fidelity Investments Charitable Gift Fund, will not be considered "eligible purchases."

Except as provided below, any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T
CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor Funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of those Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class A or Class T shares that have been held for the longest period of time.

Investment professionals must notify FDC in advance of a purchase eligible for a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

The Class A or Class T CDSC will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs; or

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPS and plans covering a sole proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).

A waiver form must accompany these transactions.

CLASS A AND CLASS T SHARES ONLY

COMBINED PURCHASE, RIGHTS OF ACCUMULATION AND LETTER OF INTENT PROGRAMS. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase, Rights of Accumulation or Letter of Intent program: an individual, spouse and their children under age 21 purchasing for his/her or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

COMBINED PURCHASE. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one investment professional.

RIGHTS OF ACCUMULATION. The current value of your holdings is determined at the NAV at the close of business on the day you purchase the Class A or Class T shares to which the current value of your holdings will be added. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one investment professional.

LETTER OF INTENT. You must file your Letter of Intent (Letter) with Fidelity within 90 days of the start of your purchases toward completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one investment professional. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your
Letter.    Class A and Class T shares acquired through an employee
benefit plan, a Traditional IRA, a Roth IRA, a rollover IRA, a 403(b) program or a plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) will be included for purposes of completing your Letter but may not be used to meet the initial investment minimum of 5% of the total
investment specification in your Letter.     Fidelity will register
Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end
sales charges within    20 days after the date your letter expires,
 Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

ALL CLASSES

   A fund may     make redemption payments in whole or in part in
readily marketable     securities or other property, valued for this
purpose as they are valued in computing each class's NAV,    if FMR
determines it is in the best interest of the fund    . Shareholders
that receive     securities or other property on redemption may
realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

DIVIDENDS. Because Advisor Latin America, Advisor Emerging Asia, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, and Advisor Global Equity invest significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. For those funds whose income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. To the extent that a municipal fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

The municipal fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

CAPITAL GAIN DISTRIBUTIONS. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

   As of October 31, 1999, Advisor Latin America had a capital loss carryforward aggregating approximately $6,000. This loss carryforward, all of which will expire on October 31, 2007, is available to offset future capital gains.

   As of October 31, 1999, Advisor Emerging Asia had a capital loss carryforward aggregating approximately $9,407,000. This loss carryforward, all of which will expire on October 31, 2006, is available to offset future capital gains.

   As of October 31, 1999, Advisor Europe Capital Appreciation had a capital loss carryforward aggregating approximately $697,000. This loss carryforward, all of which will expire on October 31, 2007, is available to offset future capital gains.

   As of October 31, 1999, Advisor High Yield had a capital loss carryforward aggregating approximately $34,789,000. This loss carryforward, all of which will expire on October 31, 2007, is available to offset future capital gains.

   As of October 31, 1999, Advisor High Income had a capital loss carryforward aggregating approximately $7,000. This loss carryforward, all of which will expire on October 31, 2007, is available to offset future capital gains.

   As of October 31, 1999, Advisor Government Investment had a capital loss carryforward aggregating approximately $8,649,000. This loss carryforward, all of which will expire on October 31, 2007, is available to offset future capital gains.

   As of October 31, 1999, Advisor Mortgage Securities had a capital loss carryforward aggregating approximately $5,050,000. This loss carryforward, all of which will expire on October 31, 2007, is available to offset future capital gains.

   As of October 31, 1999, Advisor Intermediate Bond had a capital loss carryforward aggregating approximately $14,756,000. This loss carryforward, of which $9,361,000, $1,410,000, and $3,985,000, will expire on October 31, 2004, 2005, and 2007, respectively, is available to offset future capital gains.

   As of October 31, 1999, Advisor Short Fixed-Income had a capital loss carryforward aggregating approximately $45,403,000. This loss carryforward, of which $38,000, $336,000, $17,691,000, $19,457,000,
$2,265,000, $3,149,000, and $2,467,000 will expire on October 31,
2000, 2001, 2002, 2003, 2004, 2005, and 2007, respectively, is available to offset future capital gains.

   As of October 31, 1999, Advisor Municipal Income had a capital loss carryforward aggregating approximately $13,685,000. This loss carryforward, of which $7,417,000 and $6,268,000 will expire on October 31, 2003 and 2004, respectively, is available to offset future capital gains.

RETURNS OF CAPITAL. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividends from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on certain U.S. Government securities is exempt from state and local personal income taxes, the portion of dividends from a fund attributable to these securities will also be free from state and local personal income taxes. The exemption from state and local personal income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities.

FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trusts are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (69), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.; and a Director of FDC. Abigail Johnson, Member of the Advisory Board of Fidelity Advisor Series II and Fidelity Advisor Series VIII, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (37), Member of the Advisory Board of Fidelity Advisor Series II and Fidelity Advisor Series VIII (1999), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RALPH F. COX (67), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company
(exploration and production). He is a Director of Waste    Management
  , Inc. (non-hazardous waste, 1993), CH2M Hill Companies
(engineering),    and Bonneville Pacific (independent power and
petroleum production)    . In addition, he is a member of advisory
boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (67), Trustee. Mrs. Davis    is retired from Avon
Products, Inc. where she held various positions including     Senior
Vice President of Corporate Affairs    and Group Vice President of
U.S. sales, distribution, and manufacturing    . She is currently a
Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc.
 ,     and    Standard     Brands, Inc. In addition, she is a member
of the    Board of Directors of the Southampton Hospital in
Southampton, N.Y. (1998)    .

ROBERT M. GATES (56), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and
manufacturing), and TRW Inc.    (automotive, space, defense, and
information technology). Mr. Gates previously served as a Director of Lucas Varity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and
Public Service at Texas A&M University (1999-2000).     Mr. Gates also
is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company.
He is a Director of TRW Inc. (   automotive, space, defense, and
information technology    ),    CSX Corporation (freight
transportation),     Birmingham Steel Corporation    (producer of
steel and steel products)    , and RPM, Inc. (manufacturer of chemical
products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials
Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining   ,
1985-1997    ), and as a Trustee of First Union Real Estate
Investments    (1986-1997)    . In addition, he serves as a Trustee of
the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and
President, a Trustee        of University School (Cleveland), and a
Trustee of Cleveland Clinic Florida.

DONALD J. KIRK (66), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director
of General Re Corporation (reinsurance, 1987-1998) and    as a
Director of     Valuation Research Corp. (appraisals and valuations,
1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven
Health Services Corp. (1998),    Vice Chairman     of the Public
Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

*PETER S. LYNCH (56), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (66), Trustee (1997), is the    Interim Chancellor
for the University of North Carolina at Chapel Hill. Previously he had
served from 1995 through 1998 as     Vice President of Finance for the
University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty
Corporation (holding company, 1984),    Duke-    Weeks    Realty
Corporation (real estate, 1994), Carolina Power and Light Company
(electric utility, 1996), the Kenan Transport    Company (trucking,
1996), and Dynatech Corporation (electronics, 1999)    . Previously,
he was a Director of First American Corporation (bank holding company,
1979-1996). In addition, Mr. McCoy serve   d     as a member of the
Board of Visitors for the University of North Carolina at Chapel Hill
(1994   -1998    ) and    currently serves on the Board of Visitors of
   the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (71), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory
services). Mr. McDonough is a Director    and Chairman of the Board
 of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (66), Trustee (1993), is Chairman    Emeritus     of
the Board of Lexmark International, Inc. (office machines, 1991)
where he still remains a member of the Board    . Prior to 1991, he
held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and
information storage, 1997).    He is a Board member of Dynatech
Corporation (electronics, 1999).

*ROBERT C. POZEN (53), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director
of    National Life Insurance Company of Vermont and American
Software, Inc. Mr. Williams was previously a Director of     ConAgra,
Inc. (agricultural products), Georgia Power Company (electric utility), and AppleSouth, Inc. (restaurants, 1992).

DWIGHT D. CHURCHILL (45), is Vice President of Bond Funds, Group
Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.

FRED L. HENNING, JR. (60), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market
Division.

ROBERT A. LAWRENCE (47), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).

RICHARD A. SPILLANE, JR. (48), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.

ANDREW J. DUDLEY (34), is Vice President of Fidelity Advisor Short Fixed-Income Fund (1998) and other funds advised by FMR. Prior to joining Fidelity as a portfolio manager in 1996, Mr. Dudley worked as a quantitative analyst and portfolio manager at Putnam Investments for five years.

MARGARET L. EAGLE (50), is Vice President of Fidelity Advisor High Yield Fund. Ms. Eagle is also a senior vice president of Fidelity Management Trust Company, the unit of Fidelity which serves institutional investment businesses worldwide by managing assets for corporate and public employee retirement funds, endowments, foundations, and other major institutions. Prior to her current responsibilities, she managed several Fidelity funds.

GREGORY FRASER (39), is Vice President of Fidelity Advisor Diversified International Fund (1998) and another fund advised by Fidelity. Prior to his current responsibilities, Mr. Fraser managed a variety of Fidelity funds.

DAVID L. GLANCY (38), is Vice President of Fidelity Advisor High
Income Fund (1999) and another fund advised by FMR. Prior to his current responsibilities, Mr. Glancy managed a variety of Fidelity funds.

RICHARD C. HABERMANN (59), is Vice President of Fidelity Advisor
Global Equity (1998) and other funds advised by FMR. He is also Senior Vice President of FMR (1993). Prior to his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

KEVIN R. MCCAREY (39), is Vice President of Fidelity Advisor Europe Capital Appreciation Fund (1998), Fidelity Advisor International Capital Appreciation Fund (1997), and other funds advised by FMR. Prior to his current responsibilities, Mr. McCarey managed a variety of Fidelity funds.

RICHARD R. MACE, JR. (37), is Vice President of Fidelity Advisor
Overseas Fund (1996) and other funds advised by FMR. Prior to his current responsibilities, Mr. Mace managed a variety of Fidelity funds.

PATRICIA SATTERTHWAITE (40), is Vice President of Fidelity Advisor Latin America Fund (1998) and another fund advised by FMRity. Prior to her current responsibilities, she managed several Fidelity funds.

THOMAS J. SILVIA (38), is Vice President of Fidelity Advisor Mortgage Securities (1998), Fidelity Advisor Government Investment Fund (1998), and other funds advised by FMR. Since joining Fidelity in 1993, Mr. Silvia was a senior mortgage trader and co-managed another Fidelity fund.

CHRISTINE JONES THOMPSON (41), is Vice President of Fidelity Advisor Municipal Income Fund (1998) and other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998) and Vice President and Clerk of FDC
(1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

STANLEY N. GRIFFITH (53), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

JOHN H. COSTELLO (53), Assistant Treasurer, is an employee of FMR.

NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THOMAS J. SIMPSON (41), Assistant Treasurer (1996), is Assistant
Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended in 1998, or calendar year ended December 31, 1998, as applicable.


COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A   Edward C. Johnson 3d**  Abigail P. Johnson **  J. Gary Burkhead**  Ralph  F. Cox
FUND

Advisor Latin AmericaB,+        $ 0                     $ 0                    $ 0                 $ 1

Advisor Emerging Asia B,+       $ 0                     $ 0                    $ 0                 $ 20

Advisor JapanB,+                $ 0                     $ 0                    $ 0                 $ 5

Advisor International Capital   $ 0                     $ 0                    $ 0                 $ 10
AppreciationB

Advisor Europe Capital          $ 0                     $ 0                    $ 0                 $ 4
AppreciationB,+

Advisor OverseasB               $ 0                     $ 0                    $ 0                 $ 403

Advisor Diversified             $ 0                     $ 0                    $ 0                 $ 5
InternationalB,+

Advisor Global EquityB,+        $ 0                     $ 0                    $ 0                 $ 2

Advisor High YieldB,C,D         $ 0                     $ 0                    $ 0                 $ 1,218

Advisor High IncomeB,+          $ 0                     $ 0                    $ 0                 $ 1

Advisor Government InvestmentB  $ 0                     $ 0                    $ 0                 $ 106

Advisor Mortgage SecuritiesB    $ 0                     $ 0                    $ 0                 $ 147

Advisor Intermediate BondB      $ 0                     $ 0                    $ 0                 $ 161

Advisor Short Fixed- IncomeB    $ 0                     $ 0                    $ 0                 $ 101

Advisor Municipal IncomeB       $ 0                     $ 0                    $ 0                 $ 134

TOTAL COMPENSATION FROM THE     $ 0                     $ 0                    $ 0                 $ 223,500
FUND COMPLEX*,A





COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                       Phyllis Burke Davis  Robert  M. Gates  E. Bradley Jones  Donald J. Kirk  Ned C. Lautenbach***
FUND

Advisor Latin AmericaB,+        $ 1                  $ 1               $ 1               $ 1             $ 0

Advisor Emerging Asia B,+       $ 20                 $ 20              $ 20              $ 20            $ 2

Advisor JapanB,+                $ 5                  $ 5               $ 5               $ 5             $ 1

Advisor International Capital   $ 10                 $ 10              $ 10              $ 10            $ 2
AppreciationB

Advisor Europe Capital          $ 4                  $ 4               $ 4               $ 4             $ 1
AppreciationB,+

Advisor OverseasB               $ 387                $ 400             $ 400             $ 397           $ 38

Advisor Diversified             $ 5                  $ 5               $ 5               $ 5             $ 1
InternationalB,+

Advisor Global EquityB,+        $ 2                  $ 2               $ 2               $ 2             $ 0

Advisor High YieldB,C,D         $ 1,167              $ 1,210           $ 1,209           $ 1,201         $ 97

Advisor High IncomeB,+          $ 1                  $ 1               $ 1               $ 1             $ 0

Advisor Government InvestmentB  $ 102                $ 105             $ 105             $ 105           $ 9

Advisor Mortgage SecuritiesB    $ 141                $ 146             $ 146             $ 145           $ 11

Advisor Intermediate BondB      $ 155                $ 160             $ 160             $ 159           $ 13

Advisor Short Fixed- IncomeB    $ 97                 $ 100             $ 100             $ 99            $ 8

Advisor Municipal IncomeB       $ 128                $ 133             $ 133             $ 132           $ 10

TOTAL COMPENSATION FROM THE     $ 220,500            $ 223,500         $ 222,000         $ 226,500       $ 0
FUND COMPLEX*,A





COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                       Peter  S. Lynch**  William O. McCoy  Gerald C. Mc-Donough  Marvin L. Mann  Robert  C. Pozen**
FUND

Advisor Latin AmericaB,+        $ 0                $ 1               $ 1                   $ 1             $ 0

Advisor Emerging Asia B,+       $ 0                $ 20              $ 25                  $ 20            $ 0

Advisor JapanB,+                $ 0                $ 5               $ 6                   $ 5             $ 0

Advisor International Capital   $ 0                $ 10              $ 12                  $ 10            $ 0
AppreciationB

Advisor Europe Capital          $ 0                $ 4               $ 5                   $ 4             $ 0
AppreciationB,+

Advisor OverseasB               $ 0                $ 400             $ 495                 $ 400           $ 0

Advisor Diversified             $ 0                $ 5               $ 6                   $ 5             $ 0
InternationalB,+

Advisor Global EquityB,+        $ 0                $ 2               $ 3                   $ 2             $ 0

Advisor High YieldB,C,D         $ 0                $ 1,210           $ 1,495               $ 1,210         $ 0

Advisor High IncomeB,+          $ 0                $ 1               $ 1                   $ 1             $ 0

Advisor Government InvestmentB  $ 0                $ 105             $ 130                 $ 105           $ 0

Advisor Mortgage SecuritiesB    $ 0                $ 146             $ 181                 $ 146           $ 0

Advisor Intermediate BondB      $ 0                $ 160             $ 198                 $ 160           $ 0

Advisor Short Fixed- IncomeB    $ 0                $ 100             $ 124                 $ 100           $ 0

Advisor Municipal IncomeB       $ 0                $ 133             $ 164                 $ 133           $ 0

TOTAL COMPENSATION FROM THE     $ 0                 $223,500         $ 273,500             $220,500        $ 0
FUND COMPLEX*,A





COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A   Thomas R. Williams
FUND

Advisor Latin AmericaB,+        $ 1

Advisor Emerging Asia B,+       $ 20

Advisor JapanB,+                $ 5

Advisor International Capital   $ 10
AppreciationB

Advisor Europe Capital          $ 4
AppreciationB,+

Advisor OverseasB               $ 392

Advisor Diversified             $ 5
InternationalB,+

Advisor Global EquityB,+        $ 2

Advisor High YieldB,C,D         $ 1,184

Advisor High IncomeB,+          $ 1

Advisor Government InvestmentB  $ 103

Advisor Mortgage SecuritiesB    $ 143

Advisor Intermediate BondB      $ 157

Advisor Short Fixed- IncomeB    $ 98

Advisor Municipal IncomeB       $ 130

TOTAL COMPENSATION FROM THE     $ 223,500
FUND COMPLEX*,A



* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

*** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.

+ Estimated

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C    The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $564; Phyllis Burke Davis, $564; Robert M. Gates, $564; E. Bradley Jones, $564; Donald J. Kirk, $564; William O. McCoy, $564; Gerald C. McDonough, $658; Marvin L. Mann, $564; and Thomas R. Williams, $564.

D Certain of the non-interested trustees' aggregate compensation from certain funds includes accrued voluntary deferred compensation as
follows:    Ralph F. Cox, $471; Marvin L. Mann, $80; William O. McCoy,
$471, and Thomas R. Williams, $    471.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

   As of October 31, 1999, approximately 59.25% of Advisor Latin America's, approximately 18.87% of Advisor Emerging Asia's, approximately 5.35% of Advisor Japan's, approximately 11.12% of Advisor International Capital Appreciation's, approximately 9.34% of Advisor Europe Capital Appreciation's, approximately 1.27% of Advisor Overseas', approximately 14.33% of Advisor Diversified International's, approximately 52.03% of Advisor Global Equity's, approximately 1.90% of Advisor High Yield's, approximately 38.79% of Advisor High Income's, approximately 1.11% of Advisor Government Investment's, and approximately 1.09% of Advisor Municipal Income's total outstanding shares were held by FMR affiliates. FMR Corp. is the ultimate parent company of these FMR affiliates. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisors" section on page 240, Mr. Edward C. Johnson 3d, President and Trustee of the funds, and Ms. Abigail P. Johnson, Member of the Advisory Board of the funds, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of Advisor Latin America's, Advisor Emerging Asia's, Advisor Japan's, Advisor International Capital Appreciation's, Advisor International Capital Appreciation's, Advisor Europe Capital Appreciation's, Advisor Overseas', Advisor Diversified International's, Advisor Global Equity's, Advisor High Yield's, Advisor High Income's, Advisor Government Investment's, and Advisor Municipal Income's shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.

   As of October 31, 1999, the following owned of record or beneficially 5% or more (up to and including 25%) of each class's outstanding shares:

   Advisor Latin America Class A: Fidelity Investments, Boston, MA (61.62%); KeyCorp, Inc., Cleveland, OH (9.42%); First Union Corp., Roanoke, VA (8.83%).

   Advisor Latin America Class T: Fidelity Investments, Boston, MA (43.66%); Equity Services, Inc., Montpelier, VT (10.24%); Berkshire Equity Sales, Inc., Pittsfield, MA (8.38%).

   Advisor Latin America Class B: Fidelity Investments Distributors Corp., Boston, MA (50.28%); The Guardian, Phoenix, AZ (10.68%); FFP Securities, Inc., Chesterfield, MO (6.18%).

   Advisor Latin America Class C: Fidelity Investments Distributors Corp., Boston, MA (65.36%); PaineWebber, Inc., New York, NY (6.07%); LPL Financial Services, Inc., San Diego, CA (5.51%).

   Advisor Latin America Institutional Class: Fidelity Investments, Boston, MA (98.96%).

   Advisor Emerging Asia Class A: Fidelity Investments, Boston, MA (9.94%); Northern Trust Company, Chicago, IL (8.71%); Brown Brothers Harriman, New York, NY (6.52%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (6.04%).

   Advisor Emerging Asia Class T: Merrill Lynch, Pierce, Fenner &
Smith Inc., Jacksonville, FL (21.26%); A.G. Edwards & Sons Inc., Saint Louis, MO (8.51%); ProEquities Inc., Birmingham, AL (8.15%);
PaineWebber, Inc., New York, NY (7.88%); Citigroup, Inc., New York, NY
(5.98%).

   Advisor Emerging Asia Class B: Citigroup, Inc., Long Island City, NY (15.48%); Fidelity Investments Distributors Corp., Boston, MA (10.76%); Transamerica Life Insurance & Annuity, Los Angeles, CA (8.99%); Protected Investors of America, San Francisco, CA (6.73%); Bank One Corporation, Westerville, OH (5.47%); BISYS Brokerage Services, Inc., Rhinebeck, NY (5.37%).

   Advisor Emerging Asia Class C: Merrill Lynch, Pierce, Fenner &
Smith Inc., Jacksonville, FL (24.08%); Fidelity Investments
Distributors Corp., Boston, MA (16.90%); Dain Rauscher Inc.,
Minneapolis, MN (10.07%); Lehman Brothers Inc., New York, NY (8.18%); Bear Stearns & Company, Inc., Brooklyn, NY (5.70%); A.G. Edwards & Sons Inc., Saint Louis, MO (5.22%).

   Advisor Emerging Asia Institutional Class: Citigroup, Inc., New York, NY (60.75%); Merrill Lynch, Pierce, Fenner & Smith Inc.,
Jacksonville, FL (33.46%).

   Advisor Japan Class A: Fidelity Investments, Boston, MA (10.70%); Bear Stearns, New York, NY, (6.42%); SunAmerica, New York, NY (6.39%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (6.12%); Fleet Financial Group Inc., Boston, MA (5.48%); Sentra Securities Corporation, San Diego, CA (5.44%).

   Advisor Japan Class T: Securities America, Omaha, NE (18.21%);
Advanced Financial Planning Securities, Brentwood, TN (8.21%).

   Advisor Japan Class B: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (8.52%); Citigroup, Inc., Long Island City, NY
(6.97%); Prudential, New York, NY (6.15%); A.G. Edwards & Sons Inc., Saint Louis, MO (5.11%).

   Advisor Japan Class C: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (36.00%); Legg Mason Wood Walker, Inc., Baltimore, MD (8.53%); Lifemark Securities Corp., Pittsfield, NY (8.50%).

   Advisor Japan Institutional Class: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (42.37%); Fidelity Investments, Boston, MA (25.66%); Meeder Advisory Assoc., Inc., Dublin, OH (6.47%).

   Advisor International Capital Appreciation Class A: Legend Equities Corporation, Palm Beach Garden, FL (6.66%); Protected Investors of America, San Francisco, CA (6.27%).

   Advisor International Capital Appreciation Class T: SunAmerica, New York, NY (6.24%); PaineWebber, Inc., New York, NY (5.89%).

   Advisor International Capital Appreciation Class B: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (13.05%); Dain Rauscher Inc., Minneapolis, MN (5.54%).

   Advisor International Capital Appreciation Class C: SunAmerica, Atlanta, GA (6.61%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (5.84%); Mutual Service Corporation, West Palm Beach, FL (5.66%); Capital Financial Services, Inc., Madison, WI (5.48%).

   Advisor International Capital Appreciation Institutional Class:
Fidelity Investments, Boston, MA (97.79%).

   Advisor Europe Capital Appreciation Class A: Fidelity Investments, Boston, MA (20.51%); Comerica Bank, Detroit, MI (9.68%); First Union Corp., Roanoke, VA (6.66%).

   Advisor Europe Capital Appreciation Class T: PMG Securities
Corporation, New York, NY (37.35%); ING America Life Group, Atlanta, GA (12.57%); SunAmercia, Atlanta, GA (5.95%).

   Advisor Europe Capital Appreciation Class B: Fidelity Investments Distributors Corp., Boston, MA (11.19%).

   Advisor Europe Capital Appreciation Class C: US Bancorp,
Minneapolis, MN (36.12%); Fidelity Investments Distributors Corp., Boston, MA (10.77%); Merrill Lynch, Pierce, Fenner & Smith Inc.,
Jacksonville, FL (10.55%).

   Advisor Europe Capital Appreciation Institutional Class: Fidelity Investments, Boston, MA (50.36%); Merrill Lynch, Pierce, Fenner &
Smith Inc., Jacksonville, FL (36.75%).

   Advisor Overseas Class A: Citigroup, Inc., Long Island City, NY
(5.52%).

   Advisor Overseas Class T: Manulife Financial Group, Toronto, ON (13.49%); Great West Life and Annuity Insurance Co., Englewood, CO (7.39%); Citibank, Inc., New York, NY (5.54%).

   Advisor Overseas Class B: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (8.22%).

   Advisor Overseas Class C: Citigroup, Inc., New York, NY (30.49%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (8.90%).


   Advisor Overseas Institutional Class: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (43.34%); Mercantile Investment
Services, Jonesboro, AR (7.59%); Bingham, Dana & Gould, Boston, MA
(5.44%).

   Advisor Diversified International Class A: Fidelity Investments, Boston, MA (34.03%).

   Advisor Diversified International Class T: ING America Life Group, Atlanta, GA (7.37%); Fidelity Investment Advisor Group (FIAG), Boston, MA (5.64%); A.G. Edwards & Sons Inc., Saint Louis, MO (5.48%).

   Advisor Diversified International Class B: Fidelity Investments Distributors Corp., Boston, MA (12.08%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (10.83%); Aetna Inc., Torrance, CA
(6.97%).

   Advisor Diversified International Class C: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (16.61%); Fidelity Investments Distributors Corp., Boston, MA (16.04%); Allmerica Financial Corp., Worcester, MA (5.34%).

   Advisor Diversified International Institutional Class: FTC & CO, Denver, CO (49.09%); Fidelity Investments, Boston, MA (32.01%);
Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (7.39%).


   Advisor Global Equity Class A: Fidelity Investments, Boston, MA (63.61%); Prudential, New York, NY (8.18%).

   Advisor Global Equity Class T: Fidelity Investments, Boston, MA
(36.73%).

   Advisor Global Equity Class B: Fidelity Investments Distributors Corp., Boston, MA (51.70%); Legend Equities Corporation, Palm Beach Garden, FL (6.64%); Prime Capital Services, Inc., Poughkeepsie, NY (5.30%).

   Advisor Global Equity Class C: Fidelity Investments Distributors Corp., Boston, MA (44.23%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (22.24%); Capital Financial Services, Inc., Madison, WI (7.78%); HRC Services, Inc., Glenwood Landing, NY (7.03%).


   Advisor Global Equity Institutional Class: Fidelity Investments, Boston, MA (99.91%).

   Advisor High Yield Class A: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (13.84%); Fleet Financial Group Inc., Boston, MA (5.72%); Commonwealth Financial Network, Waltham, MA (5.44%).

   Advisor High Yield Class T: Manulife Financial Group, Toronto, ON (6.54%); Citigroup, Inc., New York, NY (5.81%).

   Advisor High Yield Class B: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (12.10%); Citigroup, Inc., New York, NY
(5.40%).

   Advisor High Yield Class C: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (24.25%); Citigroup, Inc., New York, NY
(7.99%).

   Advisor High Yield Institutional Class: LPL Financial Services, Inc., San Diego, CA (18.24%); Charles Schwab & Co., Inc., San Francisco, CA (9.17%); Aetna Inc., Torrance, CA (8.75%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (5.35%).

   Advisor High Income Class A: Fidelity Investments Distributors
Corp., Boston, MA (81.93%).

   Advisor High Income Class T: Fidelity Investments Distributors
Corp., Boston, MA (25.07%); SunAmerica, Atlanta, GA (18.43%); Marion Bass Securities Corp., Charlotte, NC (17.20%); SunAmerica, New York, NY (7.79%).

   Advisor High Income Class B: Fidelity Investments Distributors Corp., Boston, MA (28.87%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (12.47%); Metropolitan Life Insurance Company, New York, NY (6.23%); Marion Bass Securities Corp., Charlotte, NC (5.25%).

   Advisor High Income Class C: Fidelity Investments Distributors Corp., Boston, MA (32.98%); Offerman & Company, Inc., Houston, TX (19.11%); PaineWebber, Inc., New York, NY (11.20%); SunAmerica, New York, NY (10.90%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (5.20%).

   Advisor High Income Institutional Class: FMR Capital, Boston, MA (84.34%); Aetna Inc., Torrance, Ca (14.04%).

   Advisor Government Investment Class A: G. W. & Wade Asset
Management Co., Wellesley, MA (10.18%); KeyCorp, Inc., Cleveland, OH
(7.27%).

   Advisor Government Investment Class T: Citigroup, Inc., New York, NY (5.15%); Fleet Financial Group Inc., Boston, MA (5.05%).

   Advisor Government Investment Class B: G. W. & Wade Asset
Management Co., Wellesley, MA (13.87%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (12.38%).

   Advisor Government Investment Class C: Merrill Lynch, Pierce,
Fenner & Smith Inc., Jacksonville, FL (28.36%).

   Advisor Government Investment Institutional Class: First Hawaiian Bank, Honolulu, HI (66.33%); First American Bank & Trust Co., Fort Atkinson, WI (5.07%).

   Advisor Mortgage Securities Class A: Prudential, New York, NY
(8.46%); BankBoston Corporation, Boston, MA (7.43%); Gilford
Securities, Inc., New York, NY (6.15%); Aetna Inc., Torrance, CA
(5.85%).

   Advisor Mortgage Securities Class T: Commonwealth Financial
Network, Waltham, MA (11.53%); US Bancorp, Minneapolis, MN (5.79%); ING America Life Group, Atlanta, GA (5.60%).

   Advisor Mortgage Securities Class B: Wells Fargo Bank, San
Francisco, CA (9.79%).

   Advisor Mortgage Securities Institutional Class: Union Planters Bank, Memphis, TN (34.71%); Reliance Financial Services, Defiance, OH (22.78%).

   Advisor Intermediate Bond Class A: Fleet Financial Group Inc.,
Boston, MA (14.12%); Scott & Stringfellow, Inc., Richmond, VA (5.21%).


   Advisor Intermediate Bond Class T: PaineWebber, Inc., New York, NY (5.59%); Citigroup, Inc., New York, NY (5.53%).

   Advisor Intermediate Bond Class B: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (6.99%); Fleet Financial Group Inc.,
Boston, MA (6.26%).

   Advisor Intermediate Bond Class C: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (17.35%); Boone County National Bank, Columbia, MO (5.34%).

   Advisor Intermediate Bond Institutional Class: Mercantile
Investment Services, Jonesboro, AR (31.01%); First Merit Bank, N.A., Akron, OH (5.45%).

   Advisor Short-Fixed Income Class A: Jackson National Life, Menasha, WI (25.57%); Fleet Financial Group Inc., Boston, MA (15.03%); Brown Brothers Harriman, New York, NY (8.72%).

   Advisor Short-Fixed Income Class T: PaineWebber, Inc., New York, NY (7.23%); Securities America, Omaha, NE (6.84%); SunAmerica, New York, NY (6.79%); Citigroup, Inc., New York, NY (5.85%).

   Advisor Short-Fixed Income Class C: Securities America, Omaha, NE (38.47%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (6.01%).

   Advisor Short-Fixed Income Institutional Class: First Hawaiian
Bank, Honolulu, HI (42.47%); South Holland Bancorp, South Holland, IL (17.35%); First National Bank of Springdale, Springdale, AZ (7.93%); Mercantile Investment Services, Jonesboro, AR (6.44%).

   Advisor Municipal Income Class A: Raymond James Financial Services, Inc., Saint Petersburg, FL (9.74%); Hudson Trader Investment Services, Middletown, NY (6.04%).

   Advisor Municipal Income Class T: Citigroup, Inc., New York, NY (8.55%); A.G. Edwards & Sons Inc., Saint Louis, MO (6.48%).

   Advisor Municipal Income Class B: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (9.45%).

   Advisor Municipal Income Class C: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (19.16%); Investacorp, Inc., Amherst, NH (6.68%); Citigroup, Inc., New York, NY (5.04%).

   Advisor Municipal Income Institutional Class: Tompkins County Trust Company, Ithaca, NY (11.88%); Century Bank & Trust, Rochester, PA
(10.81%); Grand Premier Trust Services, Freeport, IL (8.82%); Arvest Trust Company, Rogers, AR (6.82%).

   A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.


CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, FIMM, FMR U.K., and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of FIIA, FIJ, and FIIA(U.K.)L. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and the cost associated with securities lending as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, Advisor Latin America, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Diversified International, Advisor Global Equity, Advisor Emerging Asia, Advisor High Yield, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, Advisor Municipal Income, and Advisor High Income each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

For the services of FMR under the management contract, Advisor
Overseas pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Advisor Overseas' performance to that of Morgan Stanley Capital
International Europe, Australasia, Far East Index (EAFE).

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

The following is the fee schedule for the bond funds.


BOND FUNDS

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%           $ 1 billion       .3700%

 3 - 6                .3400             50               .2188

 6 - 9                .3100             100              .1869

 9 - 12               .2800             150              .1736

 12 - 15              .2500             200              .1652

 15 - 18              .2200             250              .1587

 18 - 21              .2000             300              .1536

 21 - 24              .1900             350              .1494

 24 - 30              .1800             400              .1459

 30 - 36              .1750             450              .1427

 36 - 42              .1700             500              .1399

 42 - 48              .1650             550              .1372

 48 - 66              .1600             600              .1349

 66 - 84              .1550             650              .1328

 84 - 120             .1500             700              .1309

 120 - 156            .1450             750              .1291

 156 - 192            .1400             800              .1275

 192 - 228            .1350             850              .1260

 228 - 264            .1300             900              .1246

 264 - 300            .1275             950              .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

 over - 1,260         .0920



The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at    $757     billion of group net assets - the approximate
level for October 1999 - was    0.1289%    , which is the weighted
average of the respective fee rates for each level of group net assets
up to    $757     billion.
The following is the fee schedule for the equity funds.


EQUITY FUNDS

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%           $ 1 billion       .5200%

 3 - 6                .4900             50               .3823

 6 - 9                .4600             100              .3512

 9 - 12               .4300             150              .3371

 12 - 15              .4000             200              .3284

 15 - 18              .3850             250              .3219

 18 - 21              .3700             300              .3163

 21 - 24              .3600             350              .3113

 24 - 30              .3500             400              .3067

 30 - 36              .3450             450              .3024

 36 - 42              .3400             500              .2982

 42 - 48              .3350             550              .2942

 48 - 66              .3250             600              .2904

 66 - 84              .3200             650              .2870

 84 - 102             .3150             700              .2838

 102 - 138            .3100             750              .2809

 138 - 174            .3050             800              .2782

 174 - 210            .3000             850              .2756

 210 - 246            .2950             900              .2732

 246 - 282            .2900             950              .2710

 282 - 318            .2850             1,000            .2689

 318 - 354            .2800             1,050            .2669

 354 - 390            .2750             1,100            .2649

 390 - 426            .2700             1,150            .2631

 426 - 462            .2650             1,200            .2614

 462 - 498            .2600             1,250            .2597

 498 - 534            .2550             1,300            .2581

 534 - 587            .2500             1,350            .2566

 587 - 646            .2463             1,400            .2551

 646 - 711            .2426

 711 - 782            .2389

 782 - 860            .2352

 860 - 946            .2315

 946 - 1,041          .2278

 1,041 - 1,145        .2241

 1,145 - 1,260        .2204

 over - 1,260         .2167



The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at    $757     billion of group net assets - the approximate
level for October 1999 - was    0.2805    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to    $757     billion.

The individual fund fee rate for each fund (except Advisor Overseas) is set forth in the following chart. Based on the average group net assets of the funds advised by FMR for October 1999, each fund's annual management fee rate would be calculated as follows:


                               Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Advisor Latin America           0.2805%        +   0.45%                    =  0.7305%

Advisor Emerging Asia           0.2805%        +   0.45%                    =  0.7305%

Advisor Japan                   0.2805%        +   0.45%                    =  0.7305%

Advisor International Capital   0.2805%        +   0.45%                    =  0.7305%
Appreciation

Advisor Europe Capital          0.2805%        +   0.45%                    =  0.7305%
Appreciation

Advisor Diversified             0.2805%        +   0.45%                    =  0.7305%
International

Advisor Global Equity           0.2805%        +   0.45%                    =  0.7305%

Advisor High Yield              0.1289%        +   0.45%                    =  0.5789%

Advisor High Income             0.1289%        +   0.45%                    =  0.5789%

Advisor Government Investment   0.1289%        +   0.30%                    =  0.4289%

Advisor Mortgage Securities     0.1289%        +   0.30%                    =  0.4289%

Advisor Intermediate Bond       0.1289%        +   0.30%                    =  0.4289%

Advisor Short Fixed-Income      0.1289%        +   0.30%                    =  0.4289%

Advisor Municipal Income        0.1289%        +   0.25%                    =  0.3789%



The individual fund fee rate for    Advisor Overseas is 0.45%    .
Based on the average group net assets of the funds advised by FMR for October 1999, each fund's annual basic fee rate would be calculated as follows:


                  Group Fee Rate     Individual Fund Fee Rate     Basic Fee Rate

Advisor Overseas  0.2805%         +  0.45%                     =  0.7305%



One-twelfth of the basic fee rate or the management fee rate, as applicable, is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Advisor Overseas is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of cap-weighted EAFE. The performance period consists of the most recent month plus the previous 35 months.

Each percentage point of difference, calculated to the nearest 0.01% (for Advisor Overseas) (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.

For the purposes of calculating the performance adjustment for Advisor Overseas, the fund's investment performance will be based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period.

The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets throughout the month, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The maximum annualized performance adjustment rate is (plus/minus)0.20% (for Advisor Overseas) of the fund's average net assets over the performance period.

A class's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment.

The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index. Because the adjustment to the basic fee is based on Advisor Overseas' performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

For Morgan Stanley Capital International Europe, Australasia, Far East Index, the index returns for periods prior to January 1, 1997 are adjusted for tax withholding at non-treaty rates. The index returns for periods after January 1, 1997 are adjusted for tax withholding at treaty rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by Advisor Overseas.


Fund                           Fiscal Years Ended October 31  Performance Adjustment  Management Fees Paid to FMR

Advisor Latin America          1999+                          N/A                     $ 19,333

Advisor Emerging Asia          1999                           N/A                      248,875

                               1998                           N/A                     N/A

                               1997                           N/A                     N/A

Advisor Japan                  1999++                         N/A                      151,192

Advisor International Capital  1999                           N/A                      278,914
Appreciation

                               1998+++                        N/A                      116,243

Advisor Europe Capital         1999++                         N/A                      98,482
Appreciation

Advisor Overseas               1999                           2,336,270 (upward)       12,651,751*

                               1998                            1,911,058 (upward)      11,334,456*

                               1997                            734,731 (upward)        9,515,372*

Advisor Diversified            1999++                         N/A                      142,982
International

Advisor Global Equity          1999++                         N/A                      50,032

Advisor High Yield             1999                           N/A                      24,193,202

                               1998                           N/A                      20,940,502

                               1997                           N/A                      14,787,091

Advisor High Income            1999++++                       N/A                      4,502

Advisor Government Investment  1999                           N/A                      1,558,916

                               1998                           N/A                      964,623

                               1997                           N/A                      930,159

Advisor Mortgage Securities    1999                           N/A                      2,110,419

                               1998                           N/A                      2,226,557

                               8/1/97 - 10/31/97              N/A                      578,471

                               1997                           N/A                      2,273,788

Advisor Intermediate Bond      1999                           N/A                      2,359,875

                               12/1/97 - 10/31/98             N/A                      1,941,732

                               11/30/97                       N/A                      2,095,786

Advisor Short Fixed-Income     1999                           N/A                      1,459,500

                               1998                           N/A                      1,531,459

                               1997                           N/A                      1,715,958

Advisor Municipal Income       1999                           N/A                      1,695,763

                               1998                           N/A                      1,699,469

                               1997                           N/A                      1,826,656



   +     Advisor Latin America commenced operations on December 21,
1998.

   ++     Advisor Japan, Advisor Europe Capital Appreciation, Advisor
Diversified International, and Advisor Global Equity commenced operations on December 17, 1998.

   +++     Advisor International Capital Appreciation commenced
operations on November 3, 1997.

   ++++     Advisor High Income commenced operations on September 7,
1999.

* Including the amount of the performance adjustment.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

SUB-ADVISERS. On behalf of Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, and Advisor Municipal Income, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for each fund.

Under the terms of the sub-advisory agreements for Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, and Advisor Municipal Income, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FIMM by FMR on behalf of Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, and Advisor Municipal Income for the past fiscal year are shown in the table below.

Fund                           Fiscal Year Ended October 31  Fees Paid to FIMM

Advisor Government Investment  1999                          $ 779,458

Advisor Mortgage Securities    1999                          $ 872,801

Advisor Intermediate Bond      1999                          $ 994,805

Advisor Short Fixed-Income     1999                          $ 608,924

Advisor Municipal Income       1999                          $ 703,641


On behalf of Advisor High Yield, Advisor High Income, Advisor Mortgage Securities, Advisor Intermediate Bond, and Advisor Short Fixed-Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of Advisor Latin America, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Asia, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L.
 On behalf of Advisor Emerging Asia, Advisor Japan, Advisor International Capital Appreciation, Advisor Overseas, and Advisor Diversified International, FMR has entered into sub-advisory
agreements with FIJ.     Pursuant to the sub-advisory agreements, FMR
may receive    from the sub-advisers     investment research and
advice on issuers outside the United States    and FMR may grant the
sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

   Effective January 1, 2000, on behalf of each fund except Advisor Government Investment and Advisor Municipal Income, FMR Far East will enter into a sub-advisory agreement with FIJ, pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.

(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

   (small solid bullet) FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) FMR pays FIJ and FIIA a fee equal to 57% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

For providing investment advice and research services, fees paid to
FMR UK, and FMR Far East, on behalf of    Advisor Overseas     for the
past three fiscal years are shown in the table below.


Fiscal Year Ended October 31  FMR U.K.     FMR Far East  FIIA  FIIA(U.K.)L  FIJ

Advisor Overseas

1999                          $ 1,471,773  $ 925,624     $ 0   $ 0          $ 0

1998                          $ 157,996    $ 144,557     $ 0   $ 0          $ 0

1997                          $ 627,390    $ 594,643     $ 0   $ 0          $ 0



Currently, FIJ is primarily responsible for choosing investments for Advisor Japan and FIIA is primarily responsible for choosing investments for Advisor Emerging Asia.

For discretionary investment management and execution of portfolio transactions, fees paid to FMR UK, FMR Far East, FIJ FIIA and
FIIA(U.K.)L on behalf of    Advisor Global Equity and Advisor Japan
 for the past three fiscal years are shown in the table below.


Fiscal Year Ended October 31  FMR U.K.  FMR Far East  FIIA**    FIIA(U.K.)L  FIJ**

Advisor Global Equity

1999*                         $ 0       $ 0           $ 6,673   $ 0          $ 0

Fiscal Year Ended October 31  FMR U.K.  FMR Far East  FIIA*     FIIA(U.K.)L  FIJ*

Advisor Japan

1999*                         $ 0       $ 0           $ 82,730  $ 0          $ 0



   * From December 17, 1998 (commencement of operations).

   *    * Prior to August 1, 1999, FMR paid FIIA    and FIJ     a fee
equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the table below.

                                                     Sales Charge Revenue                          CDSC Revenue

                                 Fiscal Year  Ended  Amount Paid  to FDC   Amount Retained by FDC  Amount Paid  to FDC


Advisor Latin America -          Oct. 31, 1999+      $ 1,172               $ 786                   $ 0
Class A

Advisor Latin America -          Oct. 31, 1999+       1,574                 236                     0
Class T

Advisor Latin America -          Oct. 31, 1999+      N/A                   N/A                      765
Class B

Advisor Latin America -          Oct. 31, 1999+      N/A                   N/A                      1,120
Class C

Advisor Emerging Asia -          Oct. 31, 1999        6,092                 1,360                   0
Class A

Advisor Emerging Asia -          Oct. 31, 1999        3,504                 706                     0
Class T

Advisor Emerging Asia -          Oct. 31, 1999       N/A                   N/A                      0
Class B

Advisor Emerging Asia -          Oct. 31, 1999       N/A                   N/A                      0
Class C

Advisor Japan - Class A          Oct. 31, 1999++      37,716                22,618                  0

Advisor Japan - Class T          Oct. 31, 1999++      46,244                19,283                  0

Advisor Japan - Class B          Oct. 31, 1999++     N/A                   N/A                      24,304

Advisor Japan - Class C          Oct. 31, 1999++     N/A                   N/A                      5,016

Advisor International Capital    Oct. 31, 1999        21,896                8,307                   500
Appreciation - Class A

                                 Oct. 31, 1998+++     16,408                5,206                   0

Advisor International Capital    Oct. 31, 1999        69,434                20,281                  55
Appreciation - Class T

                                 Oct. 31, 1998+++     68,287                18,616                  0

Advisor International Capital    Oct. 31, 1999       N/A                   N/A                      13,971
Appreciation - Class B

                                 Oct. 31, 1998+++    N/A                   N/A                      5,042

Advisor International Capital    Oct. 31, 1999       N/A                   N/A                      2,028
Appreciation - Class C

                                 Oct. 31, 1998+++    N/A                   N/A                      1,231

Advisor Europe Capital           Oct. 31, 1999++      22,916                10,160                  0
Appreciation - Class A

Advisor Europe Capital           Oct. 31, 1999++      48,724                15,624                  0
Appreciation - Class T

Advisor Europe Capital           Oct. 31, 1999++     N/A                   N/A                      6,305
Appreciation - Class B

Advisor Europe Capital           Oct. 31, 1999++     N/A                   N/A                      871
Appreciation - Class C

Advisor Overseas - Class A       Oct. 31, 1999       $ 112,000             $ 44,000                $ 0

                                 Oct. 31, 1998        123,000               42,000                  0

                                 Oct. 31, 1997        93,000                25,000                  0

Advisor Overseas - Class T       Oct. 31, 1999        441,000               136,000                 5,000

                                 Oct. 31, 1998        618,000               174,000                 0

                                 Oct. 31, 1997        748,000               202,000                 0

Advisor Overseas - Class B       Oct. 31, 1999       N/A                   N/A                      213,000

                                 Oct. 31, 1998       N/A                   N/A                      124,000

                                 Oct. 31, 1997       N/A                   N/A                      86,000

Advisor Overseas - Class C       Oct. 31, 1999       N/A                   N/A                      13,000

                                 Oct. 31, 1998***    N/A                   N/A                      4,000

Advisor Diversified              Oct. 31, 1999++      31,240                11,489                  0
International - Class A

Advisor Diversified              Oct. 31, 1999++      105,261               32,178                  0
International - Class T

Advisor Diversified              Oct. 31, 1999++     N/A                   N/A                      6,226
International - Class B

Advisor Diversified              Oct. 31, 1999++     N/A                   N/A                      449
International - Class C

Advisor Global Equity - Class A  Oct. 31, 1999++      7,852                 4,267                   0

Advisor Global Equity - Class T  Oct. 31, 1999++      8,125                 2,655                   0

Advisor Global Equity - Class B  Oct. 31, 1999++     N/A                   N/A                      354

Advisor Global Equity - Class C  Oct. 31, 1999++     N/A                   N/A                      27

Advisor High Yield - Class A     Oct. 31, 1999        831,000               324,000                 0

                                 Oct. 31, 1998        923,000               346,000                 0

                                 Oct. 31, 1997        609,000               162,000                 0

Advisor High Yield - Class T     Oct. 31, 1999        1,840,000             819,000                 8,000

                                 Oct. 31, 1998        2,889,000             1,263,000               0

                                 Oct. 31, 1997        2,978,000             979,000                 0

Advisor High Yield - Class B     Oct. 31, 1999       N/A                   N/A                      3,139,000

                                 Oct. 31, 1998       N/A                   N/A                      1,774,000

                                 Oct. 31, 1997       N/A                   N/A                      1,076,000

Advisor High Yield - Class C     Oct. 31, 1999       N/A                   N/A                      180,000

                                 Oct. 31, 1998***    N/A                   N/A                      54,000

Advisor High Income - Class A    Oct. 31, 1999++++    1,541                 341                     0

Advisor High Income - Class T    Oct. 31, 1999++++    1,877                 1,162                   0

Advisor High Income - Class B    Oct. 31, 1999++++   N/A                   N/A                      0

Advisor High Income - Class C    Oct. 31, 1999++++   N/A                   N/A                      0

Advisor Government Investment    Oct. 31, 1999       $ 129,786             $ 42,713                $ 0
- Class A

                                 Oct. 31, 1998        41,422                12,554                  0

                                 Oct. 31, 1997        31,629                6,913                   0

Advisor Government Investment    Oct. 31, 1999        283,622               88,854                  5,034
- Class T

                                 Oct. 31, 1998        105,994               31,145                  0

                                 Oct. 31, 1997        76,261                20,512                  0

Advisor Government Investment    Oct. 31, 1999       N/A                   N/A                      330,686
- Class B

                                 Oct. 31, 1998       N/A                   N/A                      76,288

                                 Oct. 31, 1997       N/A                   N/A                      87,840

Advisor Government Investment    Oct. 31, 1999       N/A                   N/A                      30,008
- Class C

                                 Oct. 31, 1998***    N/A                   N/A                      14,911

Advisor Mortgage Securities -    Oct. 31, 1999        29,751                10,398                  0
Class A

                                 Oct. 31, 1998        15,729                5,230                   0

                                 Oct. 31, 1997*       263                   180                     0

Advisor Mortgage Securities -    Oct. 31, 1999        74,991                27,421                  0
Class T

                                 Oct. 31, 1998        32,042                9,363                   0

                                 Oct. 31, 1997*       8,746                 1,749                   0

Advisor Mortgage Securities -    Oct. 31, 1999       N/A                   N/A                      68,549
Class B

                                 Oct. 31, 1998       N/A                   N/A                      7,660

                                 Oct. 31, 1997*      N/A                   N/A                      72

Advisor Intermediate Bond -      Oct. 31, 1999        139,199               63,030                  0
Class A

                                 Oct. 31, 1998**      49,160                28,254                  0

                                 Nov. 30, 1997        68,475                24,480                  0

Advisor Intermediate Bond -      Oct. 31, 1999        180,734               60,024                  6,817
Class T

                                 Oct. 31, 1998**      83,240                32,737                  0

                                 Nov. 30, 1997        109,296               31,882                  0

Advisor Intermediate Bond -      Oct. 31, 1999       N/A                   N/A                      126,253
Class B

                                 Oct. 31, 1998**     N/A                   N/A                      90,580

                                 Nov. 30, 1997       N/A                   N/A                      68,602

Advisor Intermediate Bond -      Oct. 31, 1999       N/A                   N/A                      15,221
Class C

                                 Oct. 31, 1998**     N/A                   N/A                      3,720

                                 Nov. 30, 1997****   N/A                   N/A                      0

Advisor Short Fixed-Income -     Oct. 31, 1999       $ 56,679              $ 14,321                $ 0
Class A

                                 Oct. 31, 1998        30,218                7,274                   0

                                 Oct. 31, 1997        15,709                3,424                   0

Advisor Short Fixed-Income -     Oct. 31, 1999        248,099               79,649                  0
Class T

                                 Oct. 31, 1998        221,684               43,309                  0

                                 Oct. 31, 1997        278,405               63,127                  0

Advisor Short Fixed-Income -     Oct. 31, 1999       N/A                   N/A                      26,881
Class C

                                 Oct. 31, 1998***    N/A                   N/A                      6,373

Advisor Municipal Income -       Oct. 31, 1999        50,968                28,875                  0
Class A

                                 Oct. 31, 1998        38,091                15,167                  0

                                 Oct. 31, 1997        57,657                14,649                  0

Advisor Municipal Income -       Oct. 31, 1999        204,851               72,163                  0
Class T

                                 Oct. 31, 1998        179,663               60,942                  0

                                 Oct. 31, 1997        173,689               52,646                  0

Advisor Municipal Income -       Oct. 31, 1999       N/A                   N/A                      209,085
Class B

                                 Oct. 31, 1998       N/A                   N/A                      112,936

                                 Oct. 31, 1997       N/A                   N/A                      174,350

Advisor Municipal Income -       Oct. 31, 1999       N/A                   N/A                      16,279
Class C

                                 Oct. 31, 1998***    N/A                   N/A                      6,848




                                 CDSC Revenue

                                 Amount Retained by FDC


Advisor Latin America -          $ 0
Class A

Advisor Latin America -           0
Class T

Advisor Latin America -           765
Class B

Advisor Latin America -           1,120
Class C

Advisor Emerging Asia -           0
Class A

Advisor Emerging Asia -           0
Class T

Advisor Emerging Asia -           0
Class B

Advisor Emerging Asia -           0
Class C

Advisor Japan - Class A           0

Advisor Japan - Class T           0

Advisor Japan - Class B           24,304

Advisor Japan - Class C           5,016

Advisor International Capital     500
Appreciation - Class A

                                  0

Advisor International Capital     55
Appreciation - Class T

                                  0

Advisor International Capital     13,971
Appreciation - Class B

                                  5,042

Advisor International Capital     2,028
Appreciation - Class C

                                  1,231

Advisor Europe Capital            0
Appreciation - Class A

Advisor Europe Capital            0
Appreciation - Class T

Advisor Europe Capital            6,305
Appreciation - Class B

Advisor Europe Capital            871
Appreciation - Class C

Advisor Overseas - Class A       $ 0

                                  0

                                  0

Advisor Overseas - Class T        5,000

                                  0

                                  0

Advisor Overseas - Class B        213,000

                                  124,000

                                  86,000

Advisor Overseas - Class C        13,000

                                  4,000

Advisor Diversified               0
International - Class A

Advisor Diversified               0
International - Class T

Advisor Diversified               6,226
International - Class B

Advisor Diversified               449
International - Class C

Advisor Global Equity - Class A   0

Advisor Global Equity - Class T   0

Advisor Global Equity - Class B   354

Advisor Global Equity - Class C   27

Advisor High Yield - Class A      0

                                  0

                                  0

Advisor High Yield - Class T      8,000

                                  0

                                  0

Advisor High Yield - Class B      3,139,000

                                  1,774,000

                                  1,076,000

Advisor High Yield - Class C      180,000

                                  54,000

Advisor High Income - Class A     0

Advisor High Income - Class T     0

Advisor High Income - Class B     0

Advisor High Income - Class C     0

Advisor Government Investment    $ 0
- Class A

                                  0

                                  0

Advisor Government Investment     5,034
- Class T

                                  0

                                  0

Advisor Government Investment     330,686
- Class B

                                  76,288

                                  87,840

Advisor Government Investment     30,008
- Class C

                                  14,911

Advisor Mortgage Securities -     0
Class A

                                  0

                                  0

Advisor Mortgage Securities -     0
Class T

                                  0

                                  0

Advisor Mortgage Securities -     68,549
Class B

                                  7,660

                                  72

Advisor Intermediate Bond -       0
Class A

                                  0

                                  0

Advisor Intermediate Bond -       6,817
Class T

                                  0

                                  0

Advisor Intermediate Bond -       126,253
Class B

                                  90,580

                                  68,602

Advisor Intermediate Bond -       15,221
Class C

                                  3,720

                                  0

Advisor Short Fixed-Income -     $ 0
Class A

                                  0

                                  0

Advisor Short Fixed-Income -      0
Class T

                                  0

                                  0

Advisor Short Fixed-Income -      26,881
Class C

                                  6,373

Advisor Municipal Income -        0
Class A

                                  0

                                  0

Advisor Municipal Income -        0
Class T

                                  0

                                  0

Advisor Municipal Income -        209,085
Class B

                                  112,936

                                  174,350

Advisor Municipal Income -        16,279
Class C

                                  6,848



   + Advisor Latin America commenced operations on December 21, 1998.


   ++ Advisor Japan, Advisor Europe Capital Appreciation, Advisor
Diversified International, and Advisor Global Equity commenced operations on December 17, 1998.

   +++ Advisor International Capital Appreciation commenced operations on November 3, 1997.

   ++++ Advisor High Income commenced operations on September 7, 1999.


   * For the fiscal period August 1, 1997 through October 31, 1997.


   ** For the fiscal period December 1, 1997 through October 31, 1998.


   *** For the fiscal period November 3, 1997 through October 31,
1998.

   **** For the fiscal period November 3, 1997 through November 30,
1997.

The Trustees have approved a Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, Institutional Class and Initial Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, Institutional Class and Initial Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

Pursuant to the Class A Plan for Advisor Latin America, Advisor Emerging Asia, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Overseas, Advisor Diversified International, and Advisor Global Equity, (the Equity Funds), FDC is paid a monthly fee at an annual rate of up to 0.75% of Class A's average net assets determined at the close of each business day throughout the month. Pursuant to the Class A Plan for Advisor High Yield, Advisor High Income, Advisor Government Investment, Advisor Mortgage Securities, and Advisor Municipal Income (the Bond Funds), and Advisor Intermediate Bond (the Intermediate-Term Bond Fund), and Advisor Short Fixed-Income (the Short-Term Bond Fund), FDC is paid a monthly fee at an annual rate of up to 0.40% of Class A's average net assets determined at the close of each business day throughout the month. Currently, the Trustees have approved a monthly 12b-1 fee for Class A of each of the Equity Funds at an annual rate of 0.25% of its average net assets; and for Class A of each of the Bond Funds, Intermediate-Term Bond Funds, and Short-Term Bond Fund at an annual rate of 0.15% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so.

Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by Class A for providing services intended to result in the sale of Class A shares and/or shareholder support services.

Pursuant to the Class T Plan for Advisor Latin America, Advisor Emerging Asia, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Diversified International, and Advisor Global Equity, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.75% of Class T's average net assets determined at the close of business on each day throughout the month. Pursuant to the Class T Plan for Advisor Overseas, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.65% of Class T's average net assets determined at the close of business on each day throughout the month. Pursuant to the Class T Plan for the Bond Funds and Intermediate-Term Bond Funds, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.40% of Class T's average net assets determined at the close of business on each day throughout the month. Pursuant to the Class T Plan for the Short-Term Bond Fund, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.15% of Class T's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 fee for Class T of each of the Equity Funds at an annual rate of 0.50% of its average net assets; for Class T of each of the Bond Funds and the Intermediate-Term Bond Funds at an annual rate of 0.25% of its average net assets; and for Class T of the Short-Term Bond Fund at an annual rate of 0.15% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so.

Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by Class T for providing services intended to result in the sale of Class T shares and/or shareholder support services.

Pursuant to the Class B Plan for each fund, FDC is paid a monthly 12b-1 (distribution) fee at an annual rate of up to 0.75% of Class B's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 (distribution) fee for Class B of the Equity Funds at an annual rate of 0.75% of its average net assets; and for Class B of the Bond Funds and the Intermediate Bond Funds at an annual rate of 0.65% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the class to do so.

Pursuant to the Class B Plan for each fund, FDC is also paid a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets determined at the close of business on each day throughout the month.

Currently, FDC retains the full amount of 12b-1 (distribution) fees paid by Class B as compensation for providing services intended to result in the sale of Class B shares, and FDC may reallow up to the full amount of 12b-1 (service) fees paid by Class B to intermediaries (such as banks, broker-dealers and other service-providers) for providing shareholder support services.

Pursuant to the Class C Plan for each fund, FDC is paid a monthly
12b-1 (distribution) fee at an annual rate of 0.75% of Class C's average net assets determined at the close of business on each day throughout the month.

Pursuant to the Class C Plan for each fund, FDC is also paid a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets determined at the close of business on each day throughout the month.

Currently and except as provided below, for the first year of investment, FDC retains the full amount of 12b-1 (distribution) fees paid by Class C as compensation for providing services intended to result in the sale of Class C shares and retains the full amount of 12b-1 (service) fees paid by Class C for providing shareholder support services. Normally, after the first year of investment, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by Class C to intermediaries (such as banks, broker-dealers and other service-providers) for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by Class C to intermediaries for providing shareholder support services. For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by such Class C shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by such Class C shares to intermediaries, including its affiliates, for providing shareholder support services.

The table below shows the distribution fees paid by Class A for the fiscal years ended 1999.

CLASS A DISTRIBUTION FEES


                               Fees Paid to  FDC  Paid by FDC to Intermediaries  Retained by FDC*

Advisor Latin America+         $ 1,221            $ 272                          $ 949

Advisor Emerging Asia           83,642             55,938                         27,704

Advisor Japan++                 5,006              3,971                          1,035

Advisor International Capital   3,945              3,686                          259
Appreciation

Advisor Europe Capital          3,256              2,405                          851
Appreciation++

Advisor Overseas                41,214             41,084                         130

Advisor Diversified             4,141              1,715                          2,426
International++

Advisor Global Equity++         3,050              696                            2,354

Advisor High Yield              251,670            251,461                        209

Advisor High Income+++          146                15                             131

Advisor Government Investment   18,505             18,484                         21

Advisor Mortgage Securities     3,865              3,719                          146

Advisor Intermediate Bond       23,701             23,701                         0

Advisor Short Fixed-Income      19,542             19,542                         0

Advisor Municipal Income        14,240             14,169                         71



+ Advisor Latin America commenced operations on December 21, 1998.

++ Advisor Japan, Advisor Europe Capital Appreciation, Advisor
Diversified International, and Advisor Global Equity commenced operations on December 17, 1998.

+++ Advisor High Income commenced operations on September 7, 1999.

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

The table below shows the distribution fees paid by Class T for the fiscal years ended 1999.

CLASS T DISTRIBUTION FEES


                               Fees Paid to  FDC  Paid by FDC to Intermediaries  Retained by FDC*

Advisor Latin America+         $ 3,231            $ 1,337                        $ 1,894

Advisor Emerging Asia           1,338              1,200                          138

Advisor Japan++                 35,922             34,566                         1,356

Advisor International Capital   104,765            101,577                        3,188
Appreciation

Advisor Europe Capital          35,955             34,699                         1,256
Appreciation++

Advisor Overseas                6,059,913          6,014,458                      45,455

Advisor Diversified             50,579             46,271                         4,308
International++

Advisor Global Equity++         9,341              4,697                          4,644

Advisor High Yield              6,308,338          6,211,894                      96,444

Advisor High Income+++          570                388                            182

Advisor Government Investment   532,422            527,821                        4,601

Advisor Mortgage Securities     61,872             56,948                         4,924

Advisor Intermediate Bond       760,397            737,083                        23,314

Advisor Short Fixed-Income      460,956            457,885                        3,071

Advisor Municipal Income        900,188            888,638                        11,550



+ Advisor Latin America commenced operations on December 21, 1998.

++ Advisor Japan, Advisor Europe Capital Appreciation, Advisor
Diversified International, and Advisor Global Equity commenced operations on December 17, 1998.

+++ Advisor High Income commenced operations on September 7, 1999.

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

The table below shows the distribution and service fees paid by Class B for the fiscal years ended 1999.

CLASS B DISTRIBUTION AND SERVICE FEES


                               Distribution Fees Paid to FDC  Distribution Fees Retained by  Service Fees Paid to  FDC
                                                              FDC*

Advisor Latin America+         $ 4,517                        $ 4,517                        $ 1,504

Advisor Emerging Asia           1,240                          1,240                          413

Advisor Japan++                 36,806                         36,806                         12,268

Advisor International Capital   44,758                         44,758                         14,916
Appreciation

Advisor Europe Capital          16,088                         16,088                         5,362
Appreciation++

Advisor Overseas                531,123                        531,123                        177,071

Advisor Diversified             25,980                         25,980                         8,660
International++

Advisor Global Equity++         9,773                          9,773                          3,258

Advisor High Yield              7,347,174                      7,347,174                      2,825,836

Advisor High Income+++          1,046                          1,046                          402

Advisor Government Investment   556,646                        556,646                        214,093

Advisor Mortgage Securities     89,966                         89,966                         34,603

Advisor Intermediate Bond       343,651                        343,651                        132,173

Advisor Municipal Income        398,972                        398,972                        153,452




CLASS B DISTRIBUTION AND SERVICE FEES


                               Service Fees Paid by FDC to  Service Fees Retained by FDC**
                               Intermediaries

Advisor Latin America+         $ 560                        $ 944

Advisor Emerging Asia           330                          83

Advisor Japan++                 11,460                       808

Advisor International Capital   14,897                       19
Appreciation

Advisor Europe Capital          4,547                        815
Appreciation++

Advisor Overseas                176,899                      172

Advisor Diversified             6,314                        2,346
International++

Advisor Global Equity++         923                          2,335

Advisor High Yield              2,822,380                    3,456

Advisor High Income+++          205                          197

Advisor Government Investment   213,776                      317

Advisor Mortgage Securities     34,603                       0

Advisor Intermediate Bond       132,075                      98

Advisor Municipal Income        153,324                      128



+ Advisor Latin America commenced operations on December 21, 1998.

++ Advisor Japan, Advisor Europe Capital Appreciation, Advisor
Diversified International, and Advisor Global Equity commenced operations on December 17, 1998.

+++ Advisor High Income commenced operations on September 7, 1999.

   * These amounts are retained by FDC for use in its capacity as distributor.

*   *     Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

The table below shows the distribution and service fees paid by Class C for the fiscal years ended 1999.

   CLASS C DISTRIBUTION AND SERVICE FEES


                                Distribution Fees Paid to FDC  Distribution Fees Paid by FDC  Distribution Fees Retained by
                                                               to Intermediaries              FDC*

Advisor Latin America+          $ 3,893                        $ 164                          $ 3,729

Advisor Emerging Asia            929                            259                            670

Advisor Japan++                  41,310                         10,792                         30,518

Advisor International Capital    27,918                         8,478                          19,440
Appreciation

Advisor Europe Capital           16,743                         1,665                          15,078
Appreciation++

Advisor Overseas                 166,355                        59,216                         107,139

Advisor Diversified              21,683                         1,437                          20,246
International++

Advisor Global Equity++          11,229                         2,173                          9,056

Advisor High Yield               1,628,309                      420,115                        1,208,194

Advisor High Income+++           1,446                          0                              1,446

Advisor Government Investment    203,219                        23,799                         179,420

Advisor Intermediate Bond*****   84,788                         18,687                         66,101

Advisor Short Fixed-Income       89,327                         12,961                         76,366

Advisor Municipal Income         83,327                         17,803                         65,524




   CLASS C DISTRIBUTION AND SERVICE FEES


                                Service Fees Paid to FDC  Service Fees Paid by FDC to  Service Fees Retained by FDC**
                                                          Intermediaries

Advisor Latin America+          $ 1,298                   $ 55                         $ 1,243

Advisor Emerging Asia            310                       86                           224

Advisor Japan++                  13,770                    3,597                        10,173

Advisor International Capital    9,306                     2,826                        6,480
Appreciation

Advisor Europe Capital           5,581                     555                          5,026
Appreciation++

Advisor Overseas                 55,452                    19,739                       35,713

Advisor Diversified              7,227                     479                          6,748
International++

Advisor Global Equity++          3,743                     725                          3,018

Advisor High Yield               542,770                   140,039                      402,731

Advisor High Income+++           482                       0                            482

Advisor Government Investment    67,740                    7,933                        59,807

Advisor Intermediate Bond*****   28,263                    6,229                        22,034

Advisor Short Fixed-Income       29,776                    4,321                        25,455

Advisor Municipal Income         27,776                    5,935                        21,841



+ Advisor Latin America commenced operations on December 21, 1998.

++ Advisor Japan, Advisor Europe Capital Appreciation, Advisor
Diversified International, and Advisor Global Equity commenced operations on December 17, 1998.

+++ Advisor High Income commenced operations on September 7, 1999.

* These amounts are retained by FDC for use in its capacity as distributor.

** Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

Under each Institutional Class and Initial Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Institutional Class and Initial Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class and Initial Class shares and/or shareholder support services. In addition, each Institutional Class and Initial Class Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class and Initial Class shares.

Under each Class A, Class T, Class B and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class A, Class T, Class B and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B and Class C Plan shares and/or shareholder support services, including payments made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B and Class C Plan shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of of the fund and its shareholders. In particular, the Trustees noted that each Institutional Class and Initial Class Plan does not authorize payments by Institutional Class and Initial Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of Class A, Class T, Class B, Class C, Institutional Class and Initial Class shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each Class A, Class T, Class B and Class C Plan does not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Class A, Class T, Class B, Class C, and Institutional Class of Advisor Latin America, Advisor Emerging Asia, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, Advisor High Yield, Advisor High Income, Advisor Strategic Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, and Advisor Short Fixed-Income has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Initial Class of Mortgage Securities has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FIIOC and FSC perform transfer agency, dividend disbursing, and shareholder services for Class A, Class T, Class B, Class C, Institutional Class, and Initial Class of each fund.

Each class of Advisor Municipal Income has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency, dividend disbursing, and shareholder services for each class of each fund. Citibank in turn has entered into sub-transfer agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each class of each fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FSC and FIIOC receive an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

For Advisor Latin America, Advisor Emerging Asia, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Overseas, Advisor Diversified International, and Advisor Global Equity, the asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

FSC and FIIOC pay out-of-pocket expenses associated with providing transfer agent services. In addition, FSC and FIIOC bear the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each of Advisor Latin America, Advisor Emerging Asia, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, Advisor High Yield, Advisor High Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, and Advisor Short Fixed-Income has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

Advisor Municipal Income has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for Advisor Latin America, Advisor Emerging Asia, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Overseas, Advisor Diversified International, and Advisor Global Equity are 0.0550% of the first $500 million of average net assets, 0.0425% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

The annual rates for pricing and bookkeeping services for Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, and Advisor Municipal Income are 0.0275% of the first $500 million of average net assets, 0.0175% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

The annual rates for pricing and bookkeeping services for Advisor High Yield and Advisor High Income are 0.0475% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.


                               Fiscal Year End  1999        1998         1997

Advisor Latin America          10/31            $ 51,600+   N/A          N/A

Advisor Emerging Asia          10/31             22,821     N/A          N/A

Advisor Japan                  10/31             52,086++   N/A          N/A

Advisor International Capital  10/31             60,363     $ 60,181+++  N/A
Appreciation

Advisor Europe Capital         10/31             52,090++   N/A          N/A
Appreciation

Advisor Overseas               10/31             676,473     669,432     $ 629,811

Advisor Diversified            10/31             52,097++   N/A          N/A
International

Advisor Global Equity          10/31             52,067++   N/A          N/A

Advisor High Yield             10/31             926,567     821,873      821,882

Advisor High Income            10/31             8,833++++  N/A          N/A

Advisor Government Investment  10/31             111,672     90,466       87,365

Advisor Mortgage Securities    10/31             161,159     205,166      52,896*

Advisor Intermediate Bond      10/31             164,670     181,249**   N/A

                               11/30            N/A         N/A           195,556

Advisor Short Fixed-Income     10/31             105,213     142,365      159,567

Advisor Municipal Income       10/31             141,615     184,252      191,896



+ Advisor Latin America commenced operations on December 21, 199   8
 .

++ Advisor Japan, Europe Capital Appreciation, Advisor Diversified International, and Global Equity commenced operations on December 17, 1998.

+++ Advisor International Capital Appreciation commenced operations on November 3, 1997.

++++ Advisor High Income commenced operations on September 7, 1999.

* For the fiscal period August 1, 1997 through October 31, 1997.

** For the fiscal period December 1, 1997 through October 31, 1998.

   For administering the securities lending program for the Taxable Funds, FSC is paid based on the number and duration of individual securities loans.

   For the fiscal years ended October 31, 1999, 1998, and 1997, Advisor Latin America, Advisor Emerging Asia, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Diversified International, Advisor Global Equity, Advisor High Yield, Advisor High Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, and Advisor Municipal Income did not pay FSC for securities lending.

For the fiscal years ended October 31, 1999, 1998, and 1997,
Advisor Overseas     paid FSC $   111    , $   0,     and    $0    ,
respectively   , for securities lending.

DESCRIPTION OF THE TRUSTS

TRUST ORGANIZATION. Advisor High Yield, Advisor High Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, and Advisor Municipal Income, are funds of Fidelity Advisor Series II, an open-end management investment company organized as a Massachusetts business trust on April 23, 1986. On January 1, 1996, Advisor Intermediate Bond changed its name from Advisor Limited Term Bond Fund to Advisor Intermediate Bond Fund. On January 16, 1998, Advisor Municipal Income changed its name from Advisor High Income Municipal Fund to Advisor Municipal Income Fund. Currently, there are seven funds in Fidelity Advisor Series II: Advisor High Yield, Advisor Strategic Income, Advisor Government Investment, Advisor Mortgage Securities, Advisor Intermediate Bond, Advisor Short Fixed-Income, and Advisor Municipal Income. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

Advisor Latin America, Advisor Japan, Advisor International Capital Appreciation, Advisor Europe Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Asia are funds of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust on September 23, 1983. Currently, there are eight funds in Fidelity Advisor Series VIII: Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor International Capital Appreciation, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, and Advisor Emerging Asia. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust for Fidelity Advisor Series II contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust for Fidelity Advisor Series II provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust for Fidelity Advisor Series II further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund. The Declaration of Trust for Advisor Series VIII provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or, for Class A, Class T, Class C,
Institutional Class, and Initial Class shares, conversion rights.
Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Fidelity Advisor Series VIII or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Fidelity Advisor Series II or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of a trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

CUSTODIANS. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Advisor International Capital Appreciation and Advisor Emerging Asia. State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts, is custodian of the assets of Advisor Latin America, Advisor Japan, Advisor Europe Capital Appreciation, Advisor Diversified International, and Advisor Global Equity. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York is custodian of the assets of Advisor Overseas. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of Advisor High Yield, Advisor High Income, Advisor Government Investment, Advisor Intermediate Bond, Advisor Mortgage Securities, and Advisor Short Fixed-Income. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of Advisor Municipal Income. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets of the taxable funds in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the custodian bank of Advisor International Capital Appreciation and Advisor Emerging Asia leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for Advisor Latin America, Advisor Emerging Asia, Advisor Japan, Advisor Overseas, Advisor Diversified International, Advisor Global Equity, Advisor Mortgage Securities, Advisor Intermediate Bond, and Advisor Municipal Income. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Advisor Europe Capital
Appreciation,    Advisor     International Capital Appreciation,
Advisor High Yield, Advisor High Income, Advisor Government Investment, and Advisor Short Fixed-Income. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended October 31, 1999, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity
Investments, Magellan, and Fidelity Focus are registered trademarks of FMR Corp.

THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.
SUPPLEMENT TO THE
FIDELITY ADVISOR LATIN AMERICA FUND, FIDELITY ADVISOR JAPAN FUND, FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND, FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND, FIDELITY ADVISOR OVERSEAS FUND, FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND, FIDELITY ADVISOR GLOBAL EQUITY FUND, FIDELITY ADVISOR EMERGING ASIA FUND, FIDELITY ADVISOR HIGH YIELD FUND, FIDELITY ADVISOR HIGH INCOME FUND, FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND, FIDELITY ADVISOR MORTGAGE SECURITIES FUND, FIDELITY ADVISOR INTERMEDIATE BOND FUND, FIDELITY ADVISOR SHORT-FIXED INCOME FUND, AND FIDELITY ADVISOR MUNICIPAL INCOME FUND
FUNDS OF FIDELITY ADVISOR SERIES II AND FIDELITY ADVISOR SERIES VIII CLASS A, CLASS T, CLASS B, CLASS C, INSTITUTIONAL CLASS, AND INITIAL CLASS
DECEMBER 29, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 92.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (automotive, space, defense, and information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 92.

ANDREW J. DUDLEY (34), is Vice President of Fidelity Advisor Short Fixed-Income Fund (1998), Fidelity Advisor Intermediate Bond Fund
(1999), and other funds advised by FMR. Prior to joining Fidelity as a portfolio manager in 1996, Mr. Dudley worked as a quantitative analyst and portfolio manager at Putnam Investments for five years.

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 92.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 92.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended in 1998, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A   Edward C. Johnson 3d**  Abigail P. Johnson **  J. Gary Burkhead**  Ralph  F. Cox
FUND

Advisor Latin AmericaB,+        $ 0                     $ 0                    $ 0                 $ 1

Advisor Emerging Asia B,+       $ 0                     $ 0                    $ 0                 $ 20

Advisor JapanB,+                $ 0                     $ 0                    $ 0                 $ 5

Advisor International Capital   $ 0                     $ 0                    $ 0                 $ 10
AppreciationB

Advisor Europe Capital          $ 0                     $ 0                    $ 0                 $ 4
AppreciationB,+

Advisor OverseasB               $ 0                     $ 0                    $ 0                 $ 403

Advisor Diversified             $ 0                     $ 0                    $ 0                 $ 5
InternationalB,+

Advisor Global EquityB,+        $ 0                     $ 0                    $ 0                 $ 2

Advisor High YieldB,C,D         $ 0                     $ 0                    $ 0                 $ 1,218

Advisor High IncomeB,+          $ 0                     $ 0                    $ 0                 $ 1

Advisor Government InvestmentB  $ 0                     $ 0                    $ 0                 $ 106

Advisor Mortgage SecuritiesB    $ 0                     $ 0                    $ 0                 $ 147

Advisor Intermediate BondB      $ 0                     $ 0                    $ 0                 $ 161

Advisor Short Fixed- IncomeB    $ 0                     $ 0                    $ 0                 $ 101

Advisor Municipal IncomeB       $ 0                     $ 0                    $ 0                 $ 134

TOTAL COMPENSATION FROM THE     $ 0                     $ 0                    $ 0                 $ 223,500
FUND COMPLEX*,A



AGGREGATE COMPENSATION
FROM A                  Phyllis Burke Davis  Robert  M. Gates  E. Bradley Jones ****  Donald J. Kirk  Ned C. Lautenbach***
FUND

Advisor Latin AmericaB,+ $ 1                 $ 1               $ 1                    $ 1             $ 0

Advisor Emerging Asia
B,+                     $ 20                 $ 20              $ 20                   $ 20            $ 2

Advisor JapanB,+        $ 5                  $ 5               $ 5                    $ 5             $ 1

Advisor International
Capital                 $ 10                 $ 10              $ 10                   $ 10            $ 2
AppreciationB

Advisor Europe Capital  $ 4                  $ 4               $ 4                    $ 4             $ 1
AppreciationB,+

Advisor OverseasB       $ 387                $ 400             $ 400                  $ 397           $ 38

Advisor Diversified     $ 5                  $ 5               $ 5                    $ 5             $ 1
InternationalB,+

Advisor Global
EquityB,+               $ 2                  $ 2               $ 2                    $ 2             $ 0

Advisor High YieldB,C,D $ 1,167              $ 1,210           $ 1,209                $ 1,201         $ 97

Advisor High IncomeB,+  $ 1                  $ 1               $ 1                    $ 1             $ 0

Advisor Government
InvestmentB             $ 102                $ 105             $ 105                  $ 105           $ 9

Advisor Mortgage
SecuritiesB             $ 141                $ 146             $ 146                  $ 145           $ 11

Advisor Intermediate
BondB                   $ 155                $ 160             $ 160                  $ 159           $ 13

Advisor Short Fixed-
IncomeB                 $ 97                 $ 100             $ 100                  $ 99            $ 8

Advisor Municipal
IncomeB                 $ 128                $ 133             $ 133                  $ 132           $ 10

TOTAL COMPENSATION
FROM THE                $ 220,500            $ 223,500         $ 222,000              $ 226,500       $ 0
FUND COMPLEX*,A



AGGREGATE COMPENSATION
FROM A                       Peter  S. Lynch**  William O. McCoy  Gerald C. Mc-Donough  Marvin L. Mann  Robert  C. Pozen**
FUND

Advisor Latin AmericaB,+     $ 0                $ 1               $ 1                   $ 1             $ 0

Advisor Emerging Asia B,+    $ 0                $ 20              $ 25                  $ 20            $ 0

Advisor JapanB,+             $ 0                $ 5               $ 6                   $ 5             $ 0

Advisor International Capital $ 0               $ 10              $ 12                  $ 10            $ 0
AppreciationB

Advisor Europe Capital       $ 0                $ 4               $ 5                   $ 4             $ 0
AppreciationB,+

Advisor OverseasB            $ 0                $ 400             $ 495                 $ 400           $ 0

Advisor Diversified          $ 0                $ 5               $ 6                   $ 5             $ 0
InternationalB,+

Advisor Global EquityB,+     $ 0                $ 2               $ 3                   $ 2             $ 0

Advisor High YieldB,C,D      $ 0                $ 1,210           $ 1,495               $ 1,210         $ 0

Advisor High IncomeB,+       $ 0                $ 1               $ 1                   $ 1             $ 0

Advisor Government
InvestmentB                  $ 0                $ 105             $ 130                 $ 105           $ 0

Advisor Mortgage SecuritiesB $ 0                $ 146             $ 181                 $ 146           $ 0

Advisor Intermediate BondB   $ 0                $ 160             $ 198                 $ 160           $ 0

Advisor Short Fixed- IncomeB $ 0                $ 100             $ 124                 $ 100           $ 0

Advisor Municipal IncomeB    $ 0                $ 133             $ 164                 $ 133           $ 0

TOTAL COMPENSATION FROM THE  $ 0                 $223,500         $ 273,500             $220,500        $ 0
FUND COMPLEX*,A



AGGREGATE COMPENSATION FROM A   Thomas R. Williams
FUND

Advisor Latin AmericaB,+        $ 1

Advisor Emerging Asia B,+       $ 20

Advisor JapanB,+                $ 5

Advisor International Capital   $ 10
AppreciationB

Advisor Europe Capital          $ 4
AppreciationB,+

Advisor OverseasB               $ 392

Advisor Diversified             $ 5
InternationalB,+

Advisor Global EquityB,+        $ 2

Advisor High YieldB,C,D         $ 1,184

Advisor High IncomeB,+          $ 1

Advisor Government InvestmentB  $ 103

Advisor Mortgage SecuritiesB    $ 143

Advisor Intermediate BondB      $ 157

Advisor Short Fixed- IncomeB    $ 98

Advisor Municipal IncomeB       $ 130

TOTAL COMPENSATION FROM THE     $ 223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

+ Estimated

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $564; Phyllis Burke Davis, $564; Robert M. Gates, $564; E. Bradley Jones, $564; Donald J. Kirk, $564; William O. McCoy, $564; Gerald C. McDonough, $658; Marvin L. Mann, $564; and Thomas R. Williams, $564.

D Certain of the non-interested trustees' aggregate compensation from certain funds includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $471; Marvin L. Mann, $80; William O. McCoy, $471, and Thomas R. Williams, $471.


Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.
FIDELITY(registered trademark) ADVISOR
INTERMEDIATE
MUNICIPAL INCOME
FUND
CLASS A
(Fund 262, cusip 315917807)
CLASS T
(Fund 289, cusip 315917401)
CLASS B
(Fund 689, cusip 315917609)
CLASS C
(Fund 525, cusip 315917872)
PROSPECTUS
DECEMBER 29, 1999
(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109
CONTENTS
FUND SUMMARY             2   INVESTMENT SUMMARY
                         3   PERFORMANCE
                         5   FEE TABLE
FUND BASICS              7   INVESTMENT DETAILS
                         7   VALUING SHARES
SHAREHOLDER INFORMATION  8   BUYING AND SELLING SHARES
                         14  EXCHANGING SHARES
                         15  ACCOUNT FEATURES AND POLICIES
                         19  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS
                         19  TAX CONSEQUENCES
FUND SERVICES            20  FUND MANAGEMENT
                         20  FUND DISTRIBUTION
APPENDIX                 24  FINANCIAL HIGHLIGHTS
FUND SUMMARY
INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing in investment-grade municipal debt securities (those of medium and high quality).
(small solid bullet) Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax. (small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects. (small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers 1-17 Year Municipal Bond Index.
(small solid bullet) Normally maintaining a dollar-weighted average maturity between three and 10 years.
(small solid bullet) Allocating assets across different market sectors and maturities.
(small solid bullet) Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in the fund's performance from year to year as represented by the performance of Class T, and compares each class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Each class of the fund also compares its performance to the performance of an additional index over various periods of time. Data for the additional index is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.
YEAR-BY-YEAR RETURNS
The returns in the chart do not include the effect of Class T's front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

ADVISOR INTERMEDIATE
MUNICIPAL INCOME - CLASS T
Calendar Years                              1993   1994    1995    1996   1997   1998
                                            9.43%  -5.68%  14.20%  3.89%  7.80%  5.08%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: 9.43
Row: 6, Col: 1, Value: -5.68
Row: 7, Col: 1, Value: 14.2
Row: 8, Col: 1, Value: 3.89
Row: 9, Col: 1, Value: 7.8
Row: 10, Col: 1, Value: 5.08
DURING THE PERIODS SHOWN IN THE CHART FOR CLASS T OF ADVISOR INTERMEDIATE MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 6.27% (QUARTER ENDING MARCH 31, 1995) AND THE LOWEST RETURN FOR A QUARTER WAS -5.44% (QUARTER ENDING MARCH 31, 1994).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR CLASS T OF
ADVISOR INTERMEDIATE MUNICIPAL INCOME WAS -0.88%.
AVERAGE ANNUAL RETURNS
The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge (CDSC).
For the periods ended          Past 1 year  Past 5 years  Life of Class
December 31, 1998
Advisor Intermediate            1.18%        n/a           5.31%A
Municipal Income - Class A
Advisor Intermediate            2.19%        4.27%         5.12%B
Municipal Income - Class T
Advisor Intermediate            1.35%        n/a           5.81%C,E
Municipal Income - Class B
Advisor Intermediate            3.32%        n/a           5.32%D
Municipal Income - Class C
Lehman Brothers Municipal       6.48%        6.22%         n/a
Bond Index
Lehman Brothers 1-17 Year       6.28%        5.92%         n/a
Municipal Bond Index
Lipper Intermediate Municipal   5.35%        5.17%         n/a
Debt Funds Average
A FROM SEPTEMBER 3, 1996.
B FROM SEPTEMBER 10, 1992.
C FROM JUNE 30, 1994.
D FROM NOVEMBER 3, 1997.
E RETURNS REFLECT THE CONVERSION OF CLASS B TO CLASS A SHARES AFTER A MAXIMUM OF FOUR YEARS.
If FMR had not reimbursed certain class expenses during these periods, Class A's, Class T's, Class B's, and Class C's returns would have been lower.
The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.
The Lehman Brothers 1-17 Year Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years.
Lipper Intermediate Municipal Debt Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.
FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold, or sell Class A, Class T, Class B, and Class C shares of the fund. The annual class operating expenses provided below for each class do not reflect the effect of any expense reimbursements during the period.
SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)
                               Class A    Class T    Class B    Class C
Maximum sales charge (load)    3.75%A     2.75%B     None       None
on purchases (as a % of
offering price)
Maximum CDSC (as a % of the    NoneC      NoneC      3.00%D     1.00%E
lesser of original purchase
price or redemption proceeds)
Sales charge (load) on         None       None       None       None
reinvested distributions
A LOWER FRONT-END SALES CHARGES FOR CLASS A MAY BE AVAILABLE WITH PURCHASE OF $50,000 OR MORE.
B LOWER FRONT-END SALES CHARGES FOR CLASS T MAY BE AVAILABLE WITH PURCHASE OF $50,000 OR MORE.
C A CDSC OF 0.25% IS ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A AND CLASS T SHARES ON WHICH A FINDER'S FEE WAS PAID.
D DECLINES OVER 3 YEARS FROM 3.00% TO 0%.
E ON CLASS C SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
ANNUAL CLASS OPERATING EXPENSES (PAID FROM CLASS ASSETS)
                              Class A    Class T    Class B    Class C
Management fee                0.38%      0.38%      0.38%      0.38%
Distribution and Service      0.15%      0.25%      0.90%      1.00%
(12b-1) fee (including 0.25%
Service fee only for Class B
and Class C)
Other expenses                0.47%      0.44%      0.43%      0.47%
Total annual class operating  1.00%      1.07%      1.71%      1.85%
expensesA
A FMR HAS VOLUNTARILY AGREED TO REIMBURSE CLASS A, CLASS T, CLASS B, AND CLASS C OF THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS, EXCEED THE FOLLOWING RATES:

                      Class A  Effective Date  Class T  Effective Date  Class B  Effective Date  Class C  Effective Date
Advisor Intermediate   0.85%   12/1/98          0.90%   5/29/98          1.60%   12/1/98          1.70%   12/1/98
Municipal Income

THESE ARRANGEMENTS CAN BE DISCONTINUED BY FMR AT ANY TIME.
This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.
Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and if you leave your account open:

          Class A                       Class T                       Class B                       Class C
          Account open  Account closed  Account open  Account closed  Account open  Account closed  Account open
1 year    $ 473         $ 473           $ 381         $ 381           $ 174         $ 474           $ 188
3 years   $ 681         $ 681           $ 606         $ 606           $ 539         $ 639           $ 582
5 years   $ 907         $ 907           $ 849         $ 849           $ 846A        $ 846A          $ 1,001
10 years  $ 1,554       $ 1,554         $ 1,545       $ 1,545         $ 1,500A      $ 1,500A        $ 2,169

          Class C
          Account closed
1 year    $ 288
3 years   $ 582
5 years   $ 1,001
10 years  $ 2,169

A REFLECTS CONVERSION TO CLASS A SHARES AFTER A MAXIMUM OF FOUR YEARS.
FUND BASICS
INVESTMENT DETAILS
INVESTMENT OBJECTIVE
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests the fund's assets in investment-grade municipal debt securities (those of medium and high quality).
FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.
FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.
FMR uses the Lehman Brothers 1-17 Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years. As of October 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately 7.2 and 7.8 years, respectively.
FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.
In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.
MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.
PRINCIPAL INVESTMENT RISKS
Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them. The following factors can significantly affect the fund's performance:
MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal income tax.
FUNDAMENTAL INVESTMENT POLICIES
The policy discussed below is fundamental, that is, subject to change only by shareholder approval.
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital. The fund normally invests at least 80% of its assets in securities whose interest is free from federal income tax.
VALUING SHARES
The fund is open for business each day the New York Stock Exchange
(NYSE) is open.
A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing each class's NAV.
To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.
SHAREHOLDER INFORMATION
BUYING AND SELLING SHARES
GENERAL INFORMATION
For account, product and service information, please use the following phone numbers:
(small solid bullet) If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m.
Eastern time, Monday through Friday).
(small solid bullet) If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time,
Monday through Friday).
Please use the following addresses:
BUYING OR SELLING SHARES
Fidelity Investments(registered trademark)
P.O. Box 770002
Cincinnati, OH 45277-0081
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048
You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through an investment professional. When you invest through an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, and Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, and Class C shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS
BUYING SHARES
The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.
For Class B and Class C, the price to buy one share is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.
If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.
The offering price of Class A or Class T is its NAV divided by the difference between one and the applicable front-end sales charge percentage. Class A has a maximum front-end sales charge of 3.75% of the offering price. Class T has a maximum front-end sales charge of 2.75% of the offering price.
Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.
Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses. MINIMUMS
TO OPEN AN ACCOUNT                $2,500
Through regular investment plansA $100
TO ADD TO AN ACCOUNT              $100
MINIMUM BALANCE                   $1,000
A AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $100, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED.
The fund may waive or lower purchase minimums.
Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account. PURCHASE AMOUNTS OF MORE THAN $250,000 WILL NOT BE ACCEPTED FOR CLASS B SHARES.
PURCHASE AMOUNTS OF MORE THAN $1 MILLION WILL NOT BE ACCEPTED FOR CLASS C SHARES. THIS LIMIT DOES NOT APPLY TO PURCHASES OF CLASS C SHARES MADE BY AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT), 403(B) PROGRAM OR PLAN COVERING A SOLE-PROPRIETOR (FORMERLY KEOGH/H.R. 10 PLAN).
KEY INFORMATION
PHONE                        TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from certain other
                             Fidelity funds. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from certain other
                             Fidelity funds. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."
MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770002 CINCINNATI,  (small solid bullet) Complete
OH 45277-0081                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund and note the applicable
                             class. Mail to your
                             investment professional or
                             to the address at left.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund
                             and note the applicable
                             class. Indicate your fund
                             account number on your check
                             and mail to your investment
                             professional or to the
                             address at left.
                             (small solid bullet) Exchange
                             from the same class of other
                             Fidelity Advisor funds or
                             from certain other Fidelity
                             funds. Send a letter of
                             instruction to your
                             investment professional or
                             to the address at left,
                             including your name, the
                             funds' names, the applicable
                             class names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.
IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to your investment
                             professional.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to your
                             investment professional.
WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to set
                             up your account and to
                             arrange a wire transaction.
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your new
                             fund account number and your
                             name.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your fund
                             account number and your name.
AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Investment Program.
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Exchange Program to exchange
                             from certain Fidelity money
                             market funds or a Fidelity
                             Advisor fund.
SELLING SHARES
The price to sell one share of Class A, Class T, Class B, or Class C is the class's NAV, minus any applicable CDSC.
If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.
Any applicable CDSC is calculated based on your original redemption amount.
Your shares will be sold at the next NAV calculated after your order is received in proper form, minus any applicable CDSC.
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 15 or 30 days, depending on your account;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.
To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.
KEY INFORMATION
PHONE                        (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to
                             initiate a wire transaction
                             or to request a check for
                             your redemption.
                             (small solid bullet) Exchange
                             to the same class of other
                             Fidelity Advisor funds or to
                             certain other Fidelity
                             funds. Call your investment
                             professional or call
                             Fidelity at the appropriate
                             number found in "General
                             Information."
MAIL FIDELITY INVESTMENTS    INDIVIDUAL, JOINT TENANT,
P.O. BOX 770002 CINCINNATI,  SOLE PROPRIETORSHIP, UGMA,
OH 45277-0081                UTMA
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including your name, the
                             fund's name, the applicable
                             class name, your fund
                             account number, and the
                             dollar amount or number of
                             shares to be sold. The
                             letter of instruction must
                             be signed by all persons
                             required to sign for
                             transactions, exactly as
                             their names appear on the
                             account.
                             TRUST
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the trust's name,
                             the fund's name, the
                             applicable class name, the
                             trust's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             The trustee must sign the
                             letter of instruction
                             indicating capacity as
                             trustee. If the trustee's
                             name is not in the account
                             registration, provide a copy
                             of the trust document
                             certified within the last 60
                             days.
                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the firm's name,
                             the fund's name, the
                             applicable class name, the
                             firm's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             At least one person
                             authorized by corporate
                             resolution to act on the
                             account must sign the letter
                             of instruction.
                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.
                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" for
                             instructions.
IN PERSON                    INDIVIDUAL, JOINT TENANT,
                             SOLE PROPRIETORSHIP, UGMA,
                             UTMA
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The letter of
                             instruction must be signed
                             by all persons required to
                             sign for transactions,
                             exactly as their names
                             appear on the account.
                             TRUST
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The trustee
                             must sign the letter of
                             instruction indicating
                             capacity as trustee. If the
                             trustee's name is not in the
                             account registration,
                             provide a copy of the trust
                             document certified within
                             the last 60 days.
                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. At least one
                             person authorized by
                             corporate resolution to act
                             on the account must sign the
                             letter of instruction.
                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.
                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Visit
                             your investment professional
                             for instructions.
AUTOMATICALLY                (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Exchange Program to exchange
                             to the same class of another
                             Fidelity Advisor fund or to
                             certain Fidelity funds.
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Withdrawal Program to set up
                             periodic redemptions from
                             your Class A, Class T, Class
                             B, and Class C account.
EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity Advisor funds at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund.
As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity Advisor funds at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.
As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity Advisor funds or for Advisor B Class shares of Treasury Fund.
As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity Advisor funds or for Advisor C Class shares of Treasury Fund.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Any exchanges of Class A, Class T, Class B and Class C shares are not subject to a CDSC.
The fund may terminate or modify the exchange privileges in the future.
Other funds may have different exchange restrictions, and may impose trading fees of up to 1.00% of the amount exchanged. Check each fund's prospectus for details.
ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the fund.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY ADVISOR SYSTEMATIC
INVESTMENT PROGRAM TO MOVE
MONEY FROM YOUR BANK ACCOUNT
TO A FIDELITY ADVISOR FUND.
MINIMUM MINIMUM
INITIAL ADDITIONAL                 FREQUENCY                    PROCEDURES
                                   Monthly, bimonthly,          (small solid bullet) To set
$100    $100                       quarterly, or semi-annually  up for a new account,
                                                                complete the appropriate
                                                                section on the application.
                                                                (small solid bullet) To set
                                                                up for existing accounts,
                                                                call your investment
                                                                professional or call
                                                                Fidelity at the appropriate
                                                                number found in "General
                                                                Information" for an
                                                                application.
                                                                (small solid bullet) To make
                                                                changes, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information." Call
                                                                at least 10 business days
                                                                prior to your next scheduled
                                                                investment date.
TO DIRECT DISTRIBUTIONS FROM
A FIDELITY DEFINED TRUST TO
CLASS T OF A FIDELITY
ADVISOR FUND.
MINIMUM       MINIMUM                                           PROCEDURES
INITIAL       ADDITIONAL                                        (small solid bullet) To set
Not           Not Applicable                                    up for a new or existing
Applicable                                                      account, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information" for
                                                                the appropriate enrollment
                                                                form.
                                                                (small solid bullet) To make
                                                                changes, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information."
FIDELITY ADVISOR SYSTEMATIC
EXCHANGE PROGRAM TO MOVE
MONEY FROM CERTAIN FIDELITY
MONEY MARKET FUNDS TO CLASS
A, CLASS T, CLASS B OR CLASS
C OF A FIDELITY ADVISOR FUND
OR FROM CLASS A, CLASS T,
CLASS B OR CLASS C OF A
FIDELITY ADVISOR FUND TO THE
SAME CLASS OF ANOTHER
FIDELITY ADVISOR FUND.
MINIMUM                            FREQUENCY                    PROCEDURES
$100                               Monthly, quarterly,          (small solid bullet) To set
                                   semi-annually, or annually   up, call your investment
                                                                professional or call
                                                                Fidelity at the appropriate
                                                                number found in "General
                                                                Information" after both
                                                                accounts are opened.
                                                                (small solid bullet) To make
                                                                changes, call your
                                                                investment professional or
                                                                call Fidelity at the
                                                                appropriate number found in
                                                                "General Information." Call
                                                                at least 2 business days
                                                                prior to your next scheduled
                                                                exchange date.
                                                                (small solid bullet) The
                                                                account from which the
                                                                exchanges are to be
                                                                processed must have a
                                                                minimum balance of $10,000.
                                                                The account into which the
                                                                exchange is being processed
                                                                must have a minimum balance
                                                                of $1,000.

FIDELITY ADVISOR SYSTEMATIC
WITHDRAWAL PROGRAM TO SET UP
PERIODIC REDEMPTIONS FROM
YOUR CLASS A, CLASS T, CLASS
B OR CLASS C ACCOUNT TO YOU
OR TO YOUR BANK CHECKING
ACCOUNT.

MINIMUM  MAXIMUM  FREQUENCY                      PROCEDURES
$100     $50,000  Class A and Class T: Monthly,  (small solid bullet) Accounts
                  quarterly, or semi-annually    with a value of $10,000 or
                  Class B and Class C: Monthly   more in Class A, Class T,
                  or quarterly                   Class B or Class C shares
                                                 are eligible for this program.
                                                 (small solid bullet) To set
                                                 up, call your investment
                                                 professional or call
                                                 Fidelity at the appropriate
                                                 number found in "General
                                                 Information" for instructions.
                                                 (small solid bullet) To make
                                                 changes, call your
                                                 investment professional or
                                                 call Fidelity at the
                                                 appropriate number found in
                                                 "General Information." Call
                                                 at least 10 business days
                                                 prior to your next scheduled
                                                 withdrawal date.
                                                 (small solid bullet)
                                                 Aggregate redemptions per
                                                 12-month period from your
                                                 Class B or Class C account
                                                 may not exceed 10% of the
                                                 account value and are not
                                                 subject to a CDSC; and you
                                                 may set your withdrawal
                                                 amount as a percentage of
                                                 the value of your account or
                                                 a fixed dollar amount.
                                                 (small solid bullet) Because
                                                 of Class A's and Class T's
                                                 front-end sales charge, you
                                                 may not want to set up a
                                                 systematic withdrawal plan
                                                 during a period when you are
                                                 buying Class A or Class T
                                                 shares on a regular basis.

OTHER FEATURES. The following other features are also available to buy and sell shares of the fund.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account.
(small solid bullet) Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
(small solid bullet) To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity at 1-888-622-3175 if you need additional copies of financial reports or prospectuses.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
If your ACCOUNT BALANCE falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus any applicable CDSC, on the day your account is closed.
Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in December.
EARNING DIVIDENDS
Shares purchased by an automated purchase order begin to earn dividends on the day your payment is received.
Shares purchased by all other purchase orders begin to earn dividends on the first business day following the day your payment is received. Shares earn dividends until, but not including, the next business day following the day of redemption.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each class's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gain distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in the fund could have tax consequences for you.
TAXES ON DISTRIBUTIONS. The fund seeks to earn income and pay dividends exempt from federal income tax.
Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.
For federal tax purposes, the fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.
If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity Advisor fund or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31. TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
FUND SERVICES
FUND MANAGEMENT
   Advisor Intermediate Municipal Income     is a mutual fund, an
investment that pools shareholders' money and invests it toward a specified goal.
FMR is the fund's manager.
As of March 25, 1999, FMR had approximately $521.7 billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.
Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for the fund. FIMM is primarily responsible for choosing investments for the fund.
FIMM is an affiliate of FMR. As of March 29, 1999, FIMM had approximately $159.8 billion in discretionary assets under management. The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.
Norm Lind is vice president and manager of Advisor Intermediate Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For October 1999, the group fee rate was 0.1289%. The individual fund fee rate is 0.25%.
The total management fee for the fiscal year ended October 31, 1999 was 0.38% of the fund's average net assets.
FMR pays FIMM for providing assistance with investment advisory services.
FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.
FUND DISTRIBUTION
The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.
FDC distributes each class's shares.
You may pay a sales charge when you buy or sell your Class A, Class T, Class B, and Class C shares.
FDC collects the sales charge.
The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

SALES CHARGES AND CONCESSIONS - CLASS A
                           Sales Charge
                           As a % of offering price  As an approximate % of net  Investment professional
                                                     amount invested             concession as % of offering
                                                                                 price
Up to $49,999               3.75%                     3.91%                       3.00%
$50,000 to $99,999          3.00%                     3.10%                       2.25%
$100,000 to $249,999        2.25%                     2.30%                       1.75%
$250,000 to $499,999        1.75%                     1.78%                       1.50%
$500,000 to $999,999        1.50%                     1.52%                       1.25%
$1,000,000 to $24,999,999   0.50%                     0.50%                       0.50%
$25,000,000 or more         None*                     None*                       *

* SEE "FINDER'S FEE" SECTION ON PAGE 29.

SALES CHARGES AND CONCESSIONS - CLASS T
                      Sales Charge
                      As a % of offering price  As an approximate % of net  Investment professional
                                                amount invested             concession as % of offering
                                                                            price
Up to $49,999          2.75%                     2.83%                       2.25%
$50,000 to $99,999     2.25%                     2.30%                       2.00%
$100,000 to $249,999   1.75%                     1.78%                       1.50%
$250,000 to $499,999   1.50%                     1.52%                       1.25%
$500,000 to $999,999   1.00%                     1.01%                       0.75%
$1,000,000 or more     None*                     None*                       *

* SEE "FINDER'S FEE" SECTION ON PAGE 29.
Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation or Letter of
Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class
T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase. More detailed information about these programs is contained in the statement of additional information (SAI).
COMBINED PURCHASE. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A,
Class T, Class B and Class C shares of any Fidelity Advisor fund and
(ii) Advisor B Class shares and Advisor C Class shares of Treasury
Fund.
RIGHTS OF ACCUMULATION. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B and Class C shares of any Fidelity Advisor fund, (ii) Advisor B Class shares and Advisor C
Class shares of Treasury Fund and (iii) Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund.
LETTER OF INTENT. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). Each
Class A or Class T purchase you make after you sign the Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and
Class T shares of any Fidelity Advisor fund (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund that had been previously exchanged from a Fidelity
Advisor fund), (ii) Class B and Class C shares of any Fidelity Advisor fund and (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. Class B shares may, upon redemption, be assessed a CDSC based on the following schedule:
From Date of Purchase           Contingent Deferred Sales
                                Charge
Less than 1 year                 3%
1 year to less than 2 years      2%
2 years to less than 3 years     1%
3 years to less than 4 years A   0%
A AFTER A MAXIMUM OF FOUR YEARS, CLASS B SHARES WILL CONVERT
AUTOMATICALLY TO CLASS A SHARES OF THE SAME FIDELITY ADVISOR FUND.
When exchanging Class B shares of one fund for Class B shares of another Fidelity Advisor fund or Advisor B Class shares of Treasury
Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.
Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to
2.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.
Class C shares may, upon redemption within one year of purchase, be assessed a CDSC of 1.00%.
Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to
1.00% of your purchase of Class C shares. For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.
The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as
applicable, at the initial date of purchase or the value of those
Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.
A front-end sales charge will not apply to the following Class A shares:
1. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program with at least $25 million or more in plan assets;
2. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;
3. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection do not qualify for this waiver;
4. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to invest initially in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;
5. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs and accounts managed by third parties do not qualify for this waiver;
6. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;
7. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and
SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;
8. Purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;
9. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with
FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals; or
10. Purchased by the Fidelity Investments Charitable Gift Fund.
A front-end sales charge will not apply to the following Class T shares:
1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;
2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;
3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;
4. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;
5. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program;
6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans,
403(b) programs or plans covering sole-proprietors (formerly
Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);
7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;
8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;
9. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of
FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;
10. Purchased by a charitable organization (as defined for purposes of
Section 501(c)(3) of the Internal Revenue Code, but excluding the
Fidelity Investments Charitable Gift Fund) investing $100,000 or more;
11. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with
FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;
12. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);
13. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or
14. Purchased by the Fidelity Investments Charitable Gift Fund.
The Class B or Class C CDSC will not apply to the redemption of shares:
1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;
2. That are permitted without penalty at age 701/2 pursuant to the
Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs,
Roth IRAs and Rollover IRAs);
3. For disability, payment of death benefits, or minimum required distributions starting at age 701/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;
4. Through the Fidelity Advisor Systematic Withdrawal Program; or
5. (Applicable to Class C only) From an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).
To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.
To qualify for a Class B or Class C CDSC waiver, you must notify
Fidelity in advance of your redemption.
FINDER'S FEE. On eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii)
Class A shares in amounts of $25 million or more, and (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor)
level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide Fidelity access to records detailing purchases at the client level.
Except as provided below, any assets on which a finder's fee has been paid will bear a CDSC (Class A or Class T CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor funds, or Daily
Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class
T CDSC will be 0.25% of the lesser of the cost of the Class A or Class
T shares, as applicable, at the initial date of purchase or the value of those Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class
T shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains will be redeemed first, followed by those
Class A or Class T CDSC shares that have been held for the longest period of time.
The Class A or Class T CDSC will not apply to the redemption of shares:
1. Held by insurance company separate accounts;
2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of
SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)
purchased on or after February 11, 1999) and 403(b) programs; or
3. For disability, payment of death benefits, or minimum required distributions starting at age 701/2 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).
To qualify for a Class A or Class T finder's fee or CDSC waiver, you must notify Fidelity in advance of your purchase or redemption, respectively.
REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class A, Class T, Class B or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity Advisor fund, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption.
Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B or Class C shares had not been redeemed.
To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.
CONVERSION FEATURE. After a maximum of four years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares, convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.
Class A of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class A of the fund is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class A shares and/or shareholder support services. Class A of the fund may pay FDC a 12b-1 fee at an annual rate of 0.40% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A of the fund currently pays FDC a monthly 12b-1 fee at an annual rate of 0.15% of its average net assets throughout the month. Class A's 12b-1 fee rate may be increased only when the Trustees believe that it is in the best interests of Class A shareholders to do so.
Class T of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class T of the fund is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class T shares and/or shareholder support services. Class T of the fund may pay FDC a 12b-1 fee at an annual rate of 0.40% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T of the fund currently pays FDC a monthly 12b-1 fee at an annual rate of 0.25% of its average net assets throughout the month. Class T's 12b-1 fee rate may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.
FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of the Class A and Class T 12b-1 fee, for providing services intended to result in the sale of Class A or Class T shares and/or shareholder support services.
Class B of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class B of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B of the fund may pay FDC a 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B of the fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.65% of its average net assets throughout the month. Class B's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.
In addition, pursuant to the Class B plan, Class B pays FDC a monthly
12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.
FDC may reallow up to the full amount of the Class B 12b-1 (service)
fee to intermediaries (such as banks, broker-dealers and other service-providers) for providing shareholder support services.
Class C of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class C of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C of the fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75%
of its average net assets throughout the month.
In addition, pursuant to the Class C plan, Class C pays FDC a monthly
12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.
Normally, after the first year of investment, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fees to
intermediaries (such as banks, broker-dealers and other
service-providers) for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the
Class C 12b-1 (service) fee to intermediaries for providing
shareholder support services.
For purchases of Class C shares made for an employee benefit plan,
403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R.
10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of the Class C 12b-1 (distribution)
fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1
(service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.
Because 12b-1 fees are paid out of each class's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.
In addition, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services, including payments made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class
T, Class B, and Class C.
To receive sales concessions, finder's fees and payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.
APPENDIX
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each class's financial history for the past 5 years or, if shorter, the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost)
on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A
Years ended October 31,          1999      1998 H      1997 G    1996 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.770  $ 10.600    $ 10.410  $ 10.160
period
Income from Investment
Operations
 Net interest income              .431      .411        .459      .113
 Net realized and unrealized      (.540)    .200        .191      .250
gain (loss)
 Total from investment            (.109)    .611        .650      .363
operations
Less Distributions
 From net interest income         (.431)    (.411)      (.459)    (.113)
 From net realized gain           (.080)    (.030)      (.001)    -
 Total distributions              (.511)    (.441)      (.460)    (.113)
Net asset value, end of period   $ 10.150  $ 10.770    $ 10.600  $ 10.410
TOTAL RETURN B, C                 (1.07)%   5.89%       6.42%     3.59%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 2,572   $ 1,082     $ 442     $ 103
(000 omitted)
Ratio of expenses to average      .85% E    .90% A, E   .90% E    .90% A, E
net assets
Ratio of net interest income      4.17%     4.19% A     4.37%     4.60% A
to average net assets
Portfolio turnover rate           19%       26% A, F    18%       35%
A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A
SHARES) TO NOVEMBER 30, 1996.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD
HAVE BEEN HIGHER.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G YEAR ENDED NOVEMBER 30
H ELEVEN MONTHS ENDED OCTOBER 31

ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS T
Years ended October 31,          1999      1998 F      1997 G    1996 G    1995 G    1994 G
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.770  $ 10.590    $ 10.410  $ 10.380  $ 9.400   $ 10.460
period
Income from Investment
Operations
 Net interest income              .427      .407        .449      .461      .451      .455
 Net realized and unrealized      (.540)    .210        .181      .030      .980      (1.040)
gain (loss)
 Total from investment            (.113)    .617        .630      .491      1.431     (.585)
operations
Less Distributions
 From net interest income         (.427)    (.407)      (.449)    (.461)    (.451)    (.455)
 From net realized gain           (.080)    (.030)      (.001)    -         -         -
 In excess of net realized        -         -           -         -         -         (.020)
gain
 Total distributions              (.507)    (.437)      (.450)    (.461)    (.451)    (.475)
Net asset value, end of period   $ 10.150  $ 10.770    $ 10.590  $ 10.410  $ 10.380  $ 9.400
TOTAL RETURN B, C                 (1.11)%   5.94%       6.21%     4.89%     15.49%    (5.78)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 50,432  $ 60,070    $ 48,830  $ 56,729  $ 62,852  $ 57,382
(000 omitted)
Ratio of expenses to average      .90% D    .95%  A,D   1.00% D   1.00% D   .94% D    .90% D
net assets
Ratio of net interest income      4.12%     4.15% A     4.32%     4.42%     4.56%     4.49%
to average net assets
Portfolio turnover rate           19%       26% A, E    18%       35%       53%       53%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
F ELEVEN MONTHS ENDED OCTOBER 31
G YEAR ENDED NOVEMBER 30

ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS B
Years ended October 31,          1999      1998 G       1997 H    1996 H    1995 H    1994 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.760  $ 10.590     $ 10.410  $ 10.380  $ 9.400   $ 9.890
period
Income from Investment
Operations
 Net interest income              .353      .339         .382      .394      .373      .155
 Net realized and unrealized      (.540)    .200         .181      .030      .980      (.490)
 gain (loss)
 Total from investment            (.187)    .539         .563      .424      1.353     (.335)
operations
Less Distributions
 From net interest income         (.353)    (.339)       (.382)    (.394)    (.373)    (.155)
 From net realized gain           (.080)    (.030)       (.001)    -         -         -
 Total distributions              (.433)    (.369)       (.383)    (.394)    (.373)    (.155)
Net asset value, end of period   $ 10.140  $ 10.760     $ 10.590  $ 10.410  $ 10.380  $ 9.400
TOTAL RETURN B, C                 (1.81)%   5.17%        5.54%     4.21%     14.60%    (3.44)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 10,387  $ 11,134     $ 7,917   $ 7,445   $ 6,226   $ 1,682
(000 omitted)
Ratio of expenses to average      1.60% E   1.65% A, E   1.65% E   1.66% E   1.68% E   1.65% A, E
net assets
Ratio of net interest income      3.43%     3.45% A      3.67%     3.76%     3.71%     3.74% A
to average net assets
Portfolio turnover rate           19%       26% A, F     18%       35%       53%       53%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1994.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G ELEVEN MONTHS ENDED OCTOBER 31
H YEAR ENDED NOVEMBER 30
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS C
Years ended October 31,          1999      1998 G       1997 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.770  $ 10.590     $ 10.550
period
Income from Investment
Operations
 Net interest income              .342      .328         .027
 Net realized and unrealized      (.540)    .210         .040
gain (loss)
 Total from investment            (.198)    .538         .067
operations
Less Distributions
 From net interest income         (.342)    (.328)       (.027)
 From net realized gain           (.080)    (.030)       -
 Total distributions              (.422)    (.358)       (.027)
Net asset value, end of period   $ 10.150  $ 10.770     $ 10.590
TOTAL RETURN B, C                 (1.91)%   5.16%        .63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 2,562   $ 1,137      $ 13
(000 omitted)
Ratio of expenses to average      1.70% E   1.75% A, E   1.75% A, E
net assets
Ratio of net interest income      3.34%     3.29% A      3.33% A
to average net assets
Portfolio turnover rate           19%       26% A, F     18%
A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G ELEVEN MONTHS ENDED OCTOBER 31
You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-888-622-3175.
The SAI, the fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-4707
Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments and Directed Dividends are registered trademarks of FMR Corp.
                                                  LTTE-pro-   1299
Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.
FIDELITY(registered trademark) ADVISOR
INTERMEDIATE
MUNICIPAL INCOME
FUND
INSTITUTIONAL CLASS
(Fund 089, CUSIP 315917302)
PROSPECTUS
DECEMBER 29, 1999
(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109
CONTENTS
FUND SUMMARY             2   INVESTMENT SUMMARY
                         3   PERFORMANCE
                         4   FEE TABLE
FUND BASICS              25  INVESTMENT DETAILS
                         6   VALUING SHARES
SHAREHOLDER INFORMATION  6   BUYING AND SELLING SHARES
                         9   EXCHANGING SHARES
                         9   ACCOUNT FEATURES AND POLICIES
                         12  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS
                         12  TAX CONSEQUENCES
FUND SERVICES            13  FUND MANAGEMENT
                         13  FUND DISTRIBUTION
APPENDIX                 37  FINANCIAL HIGHLIGHTS
FUND SUMMARY
INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing in investment-grade municipal debt securities (those of medium and high quality).
(small solid bullet) Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax. (small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects. (small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers 1-17 Year Municipal Bond Index.
(small solid bullet) Normally maintaining a dollar-weighted average maturity between three and 10 years.
(small solid bullet) Allocating assets across different market sectors and maturities.
(small solid bullet) Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in the fund's performance from year to year and compares Institutional Class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. The fund also compares its performance to the performance of an additional index over various periods of time. Data for the additional index is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS
ADVISOR INTERMEDIATE
MUNICIPAL INCOME -
INSTITUTIONAL CLASS
Calendar Years        1989   1990   1991   1992   1993   1994    1995    1996   1997   1998
                      7.79%  6.37%  9.64%  7.28%  9.94%  -5.43%  14.37%  4.15%  8.07%  5.29%

Percentage (%)
Row: 1, Col: 1, Value: 7.79
Row: 2, Col: 1, Value: 6.37
Row: 3, Col: 1, Value: 9.639999999999999
Row: 4, Col: 1, Value: 7.28
Row: 5, Col: 1, Value: 9.94
Row: 6, Col: 1, Value: -5.430000000000001
Row: 7, Col: 1, Value: 14.37
Row: 8, Col: 1, Value: 4.15
Row: 9, Col: 1, Value: 8.07
Row: 10, Col: 1, Value: 5.29
DURING THE PERIODS SHOWN IN THE CHART FOR INSTITUTIONAL CLASS OF ADVISOR INTERMEDIATE MUNICIPAL INCOME, THE HIGHEST RETURN FOR A
QUARTER WAS 6.22% (QUARTER ENDING MARCH 31, 1995) AND THE LOWEST
RETURN FOR A QUARTER WAS -5.46% (QUARTER ENDING MARCH 31, 1994).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR INSTITUTIONAL CLASS OF ADVISOR INTERMEDIATE MUNICIPAL INCOME WAS -0.74%.
AVERAGE ANNUAL RETURNS
For the periods ended          Past 1 year  Past 5 years  Past 10 years
December 31, 1998
Advisor Intermediate            5.29%        5.09%         6.63%
Municipal Income
Lehman Brothers Municipal       6.48%        6.22%         8.22%
Bond Index
Lehman Brothers 1-17 Year       6.28%        5.92%         n/a
Municipal Bond Index
Lipper Intermediate Municipal   5.35%        5.17%         6.88%
Debt Funds Average
If FMR had not reimbursed certain class expenses during these periods, Institutional Class's returns would have been lower.
The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.
The Lehman Brothers 1-17 Year Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years.
Lipper Intermediate Municipal Debt Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.
FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold, or sell Institutional Class shares of the fund.
The annual class operating expenses provided below for Institutional Class do not reflect the effect of any expense reimbursements during the period.
SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)
                              Institutional Class
Sales charge (load) on        None
purchases and reinvested
distributions
Deferred sales charge (load)  None
on redemptions
ANNUAL CLASS OPERATING EXPENSES (PAID FROM CLASS ASSETS)
                              Institutional Class
Management fee                0.38%
Distribution and Service      None
(12b-1) fee
Other expenses                0.46%
Total annual class operating  0.84%
expensesA
A EFFECTIVE DECEMBER 1, 1998, FMR HAS VOLUNTARILY AGREED TO REIMBURSE INSTITUTIONAL CLASS OF THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.70%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME. This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.
Let's say, hypothetically, that Institutional Class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
          Institutional Class
1 year    $ 86
3 years   $ 268
5 years   $ 466
10 years  $ 1,037
FUND BASICS
INVESTMENT DETAILS
INVESTMENT OBJECTIVE
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests the fund's assets in investment-grade municipal debt securities (those of medium and high quality).
FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.
FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.
FMR uses the Lehman Brothers 1-17 Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years. As of October 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately 7.2 and 7.8 years, respectively.
FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.
In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.
MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.
PRINCIPAL INVESTMENT RISKS
Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.
The following factors can significantly affect the fund's performance:
MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market.
In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal income tax.
FUNDAMENTAL INVESTMENT POLICIES
The policy discussed below is fundamental, that is, subject to change only by shareholder approval.
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital. The fund normally invests at least 80% of its assets in securities whose interest is free from federal income tax.
VALUING SHARES
The fund is open for business each day the New York Stock Exchange
(NYSE) is open.
A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission
(SEC). The fund's assets are valued as of this time for the purpose of computing the class's NAV.
To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.
SHAREHOLDER INFORMATION
BUYING AND SELLING SHARES
GENERAL INFORMATION
For account, product and service information, please use the following phone numbers:
(small solid bullet) If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m.
Eastern time, Monday through Friday).
(small solid bullet) If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time,
Monday through Friday).
Please use the following addresses:
BUYING OR SELLING SHARES
Fidelity Investments(registered trademark)
P.O. Box 770002
Cincinnati, OH 45277-0081
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048
You may buy or sell Institutional Class shares of the fund through an investment professional. When you invest through an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS
BUYING SHARES
Institutional Class shares are offered to:
1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (as defined in the Employee Retirement Income Security
Act), 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;
2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;
3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;
4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;
5. Fidelity Trustees and employees; and
6. Insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business.
For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity may waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds. The price to buy one share of the class is the class's NAV. The class's shares are sold without a sales charge.
Your shares will be bought at the next NAV calculated after your order is received in proper form.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.
Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses. MINIMUMS
TO OPEN AN ACCOUNT                $2,500
Through regular investment plansA $100
TO ADD TO AN ACCOUNT              $100
MINIMUM BALANCE                   $1,000
A AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $100, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED.
The fund may waive or lower purchase minimums.
KEY INFORMATION
PHONE                        TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from another
                             Fidelity fund. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from another
                             Fidelity fund. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."
MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770002 CINCINNATI,  (small solid bullet) Complete
OH 45277-0081                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund and note the applicable
                             class. Mail to your
                             investment professional or
                             to the address at left.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund
                             and note the applicable
                             class. Indicate your fund
                             account number on your check
                             and mail to your investment
                             professional or to the
                             address at left.
                             (small solid bullet) Exchange
                             from the same class of other
                             Fidelity Advisor funds or
                             from another Fidelity fund.
                             Send a letter of instruction
                             to your investment
                             professional or to the
                             address at left, including
                             your name, the funds' names,
                             the applicable class names,
                             the fund account numbers,
                             and the dollar amount or
                             number of shares to be
                             exchanged.
IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to your investment
                             professional.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to your
                             investment professional.
WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to set
                             up your account and to
                             arrange a wire transaction.
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your new
                             fund account number and your
                             name.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your fund
                             account number and your name.
AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Investment Program.
SELLING SHARES
The price to sell one share of the class is the class's NAV.
If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.
Your shares will be sold at the next NAV calculated after your order is received in proper form.
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 15 or 30 days, depending on your account;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.
To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.
KEY INFORMATION
PHONE                        (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to
                             initiate a wire transaction
                             or to request a check for
                             your redemption.
                             (small solid bullet) Exchange
                             to the same class of other
                             Fidelity Advisor funds or to
                             another Fidelity fund. Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information."
MAIL FIDELITY INVESTMENTS    INDIVIDUAL, JOINT TENANT,
P.O. BOX 770002 CINCINNATI,  SOLE PROPRIETORSHIP, UGMA,
OH 45277-0081                UTMA
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including your name, the
                             fund's name, the applicable
                             class name, your fund
                             account number, and the
                             dollar amount or number of
                             shares to be sold. The
                             letter of instruction must
                             be signed by all persons
                             required to sign for
                             transactions, exactly as
                             their names appear on the
                             account.
                             TRUST
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the trust's name,
                             the fund's name, the
                             applicable class name, the
                             trust's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             The trustee must sign the
                             letter of instruction
                             indicating capacity as
                             trustee. If the trustee's
                             name is not in the account
                             registration, provide a copy
                             of the trust document
                             certified within the last 60
                             days.
                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the firm's name,
                             the fund's name, the
                             applicable class name, the
                             firm's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             At least one person
                             authorized by corporate
                             resolution to act on the
                             account must sign the letter
                             of instruction.
                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.
                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" for
                             instructions.
IN PERSON                    INDIVIDUAL, JOINT TENANT,
                             SOLE PROPRIETORSHIP, UGMA,
                             UTMA
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The letter of
                             instruction must be signed
                             by all persons required to
                             sign for transactions,
                             exactly as their names
                             appear on the account.
                             TRUST
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The trustee
                             must sign the letter of
                             instruction indicating
                             capacity as trustee. If the
                             trustee's name is not in the
                             account registration,
                             provide a copy of the trust
                             document certified within
                             the last 60 days.
                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. At least one
                             person authorized by
                             corporate resolution to act
                             on the account must sign the
                             letter of instruction.
                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.
                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Visit
                             your investment professional
                             for instructions.
AUTOMATICALLY                (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Withdrawal Program to set up
                             periodic redemptions from
                             your Institutional Class
                             account.
EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity Advisor funds or for shares of Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The fund may terminate or modify the exchange privilege in the future. Other funds may have different exchange restrictions, and may impose trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the fund.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY ADVISOR SYSTEMATIC
INVESTMENT PROGRAM TO MOVE
MONEY FROM YOUR BANK ACCOUNT
TO A FIDELITY ADVISOR FUND.
MINIMUM MINIMUML                FREQUENCY                           PROCEDURES
INITIAL ADDITIONAL              Monthly, bimonthly,                 (small solid bullet) To set
$100    $100                    quarterly, or semi-annually         up for a new account,
                                                                    complete the appropriate
                                                                    section on the application.
                                                                    (small solid bullet) To set
                                                                    up for existing accounts,
                                                                    call your investment
                                                                    professional or call
                                                                    Fidelity at the appropriate
                                                                    number found in "General
                                                                    Information" for an
                                                                    application.
                                                                    (small solid bullet) To make
                                                                    changes, call your
                                                                    investment professional or
                                                                    call Fidelity at the
                                                                    appropriate number found in
                                                                    "General Information." Call
                                                                    at least 10 business days
                                                                    prior to your next scheduled
                                                                    investment date.
FIDELITY ADVISOR SYSTEMATIC
WITHDRAWAL PROGRAM TO SET UP
PERIODIC REDEMPTIONS FROM
YOUR INSTITUTIONAL CLASS
ACCOUNT TO YOU OR TO YOUR
BANK CHECKING ACCOUNT.
MINIMUM                       MAXIMUM  FREQUENCY                    PROCEDURES
$100                          $50,000  Monthly, quarterly, or       (small solid bullet) Accounts
                                       semi-annually                with a value of $10,000 or
                                                                    more in Institutional Class
                                                                    shares are eligible for this
                                                                    program.
                                                                    (small solid bullet) To set
                                                                    up, call your investment
                                                                    professional or call
                                                                    Fidelity at the appropriate
                                                                    number found in "General
                                                                    Information" for instructions.
                                                                    (small solid bullet) To make
                                                                    changes, call your
                                                                    investment professional or
                                                                    call Fidelity at the
                                                                    appropriate number found in
                                                                    "General Information." Call
                                                                    at least 10 business days
                                                                    prior to your next scheduled
                                                                    withdrawal date.

OTHER FEATURES. The following other features are also available to buy and sell shares of the fund.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account.
(small solid bullet) Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
(small solid bullet) To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity at 1-888-622-3175 if you need additional copies of financial reports or prospectuses.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
If your ACCOUNT BALANCE falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in December.
EARNING DIVIDENDS
Shares purchased by an automated purchase order begin to earn dividends on the day your payment is received.
Shares purchased by all other purchase orders begin to earn dividends on the first business day following the day your payment is received. Shares earn dividends until, but not including, the next business day following the day of redemption.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for Institutional Class's distributions:
5. REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
6. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.
7. CASH OPTION. Your dividends and capital gain distributions will be paid in cash.
8. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity Advisor fund or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity Advisor fund or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash. Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in the fund could have tax consequences for you.
TAXES ON DISTRIBUTIONS. The fund seeks to earn income and pay dividends exempt from federal income tax.
Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.
For federal tax purposes, the fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.
If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in Institutional Class shares of another Fidelity Advisor fund or shares of Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
FUND SERVICES
FUND MANAGEMENT
   Advisor Intermediate Municipal Income     is a mutual fund, an
investment that pools shareholders' money and invests it toward a specified goal.
FMR is the fund's manager.
As of March 25, 1999, FMR had approximately $521.7 billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.
Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for the fund. FIMM is primarily responsible for choosing investments for the fund.
FIMM is an affiliate of FMR. As of March 29, 1999, FIMM had approximately $159.8 billion in discretionary assets under management. The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.
Norm Lind is vice president and manager of Advisor Intermediate Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For October 1999, the group fee rate was 0.1289%. The individual fund fee rate is 0.25%.
The total management fee for the fiscal year ended October 31, 1999 was 0.38% of the fund's average net assets.
FMR pays FIMM for providing assistance with investment advisory services.
FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.
FUND DISTRIBUTION
The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.
FDC distributes the class's shares.
Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class.
To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.
APPENDIX
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand Institutional Class's financial history for the past 5 years. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.

SELECTED PER-SHARE DATA AND RATIOS
Years ended October 31,          1999      1998 G      1997 H    1996 H    1995 H    1994 H
SELECTED PER-SHARE DATA
Net asset value,beginning of     $ 10.770  $ 10.590    $ 10.410  $ 10.360  $ 9.410   $ 10.460
period
Income from Investment
Operations
 Net interest income              .448      .427        .475      .487      .477      .481
 Net realized and unrealized      (.540)    .210        .181      .050      .950      (1.030)
gain (loss)
 Total from investment            (.092)    .637        .656      .537      1.427     (.549)
operations
Less Distributions
 From net interest income         (.448)    (.427)      (.475)    (.487)    (.477)    (.481)
 From net realized gain           (.080)    (.030)      (.001)    -         -         -
 In excess of net realized        -         -           -         -         -         (.020)
gain
 Total distributions              (.528)    (.457)      (.476)    (.487)    (.477)    (.501)
Net asset value, end of period   $ 10.150  $ 10.770    $ 10.590  $ 10.410  $ 10.360  $ 9.410
TOTAL RETURN B, C                 (.92)%    6.14%       6.48%     5.36%     15.44%    (5.43)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 5,997   $ 6,328     $ 6,098   $ 6,455   $ 11,085  $ 11,702
(000 omitted)
Ratio of expenses to average      .70% D    .75% A, D   .75% D    .75% D    .70% D    .65% D
net assets
Ratio of expenses to average      .70%      .75% A      .75%      .74% E    .70%      .65%
net assets after expense
reductions
Ratio of net interest income      4.32%     4.36% A     4.57%     4.68%     4.96%     4.75%
to average net assets
Portfolio turnover rate           19%       26% A, F    18%       35%       53%       53%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G ELEVEN MONTHS ENDED OCTOBER 31
H YEAR ENDED NOVEMBER 30
You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-888-622-3175.
The SAI, the fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-4707
Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, and Directed Dividends are registered trademarks of FMR Corp.
                                                  LTTE-pro-   1299
FIDELITY(registered trademark) ADVISOR INTERMEDIATE MUNICIPAL INCOME
FUND
A FUND OF FIDELITY ADVISOR SERIES II
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 29, 1999
This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.
To obtain a free additional copy of a prospectus, dated December 29, 1999, or an annual report, please call Fidelity at 1-888-622-3175.
TABLE OF CONTENTS               PAGE
Investment Policies and         36
Limitations
Portfolio Transactions          40
Valuation                       41
Performance                     41
Additional Purchase, Exchange   54
and Redemption Information
Distributions and Taxes         56
Trustees and Officers           56
Control of Investment Advisers  60
Management Contract             60
Distribution Services           63
Transfer and Service Agent      66
Agreements
Description of the Trust        66
Financial Statements            67
Appendix                        67
                                                 LTTEB-ptb-   1299
(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 68.
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies Fidelity Management & Research Company (FMR) may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
BORROWING. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments. DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.
INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investor Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MUNICIPAL INSURANCE. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or
(ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.
Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.
Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.
PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.
Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.
Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.
EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
PUT FEATURES entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.
REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.
REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.
SOURCES OF LIQUIDITY OR CREDIT SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
TEMPORARY DEFENSIVE POLICIES. The fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes. TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended October 31, 1999 and 1998, the fund's portfolio turnover rates were 19% and 26% (ANNUALIZED), respectively. The fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal year ended October 31, 1999, the eleven-month fiscal period ended October 31, 1998, and the fiscal year ended November 30, 1997, the fund paid no brokerage commissions.
During the fiscal year ended October 31, 1999, the fund paid no brokerage commissions to firms that provided research services.
The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Each class's net asset value per share (NAV) is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.
Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
A class may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. Each class's share price, yield and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a class are computed by dividing a class's pro rata share of the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's NAV or offering price, as applicable, at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, a class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a class's current yield. In periods of rising interest rates, the opposite can be expected to occur.
The tax-equivalent yield of a class of a fund is the rate an investor would have to earn from a fully taxable investment before taxes to equal a class's tax-free yield. Tax-equivalent yields are calculated by dividing a class's yield by the result of one minus a specified federal income tax rate. If only a portion of a class's yield is tax-exempt, only that portion is adjusted in the calculation.
The following table shows the effect of a shareholder's tax status on effective yield under federal income tax laws for 1999. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical federally tax-exempt obligations yielding from 2% to 9%. Of course, no assurance can be given that a class of the fund will achieve any specific tax-exempt yield. While the fund invests principally in obligations whose interest is exempt from federal income tax, other income received by the fund may be taxable.

                     1999 TAX RATES AND TAX-EQUIVALENT YIELDS
                                              If individual tax-exempt yield is:
Taxable Income*                                                       2%          3%
Single Return            Joint Return             Federal
                                                  Marginal
                                                  Rate**             Then taxable-equivalent yield
                                                                     is:
$ 0        -  $ 25,750   $ 0        -  $43,050    15.0%              2.35%        3.53%
$ 25,751   -  $ 62,450   $ 43,051   -  $ 104,050  28.0%              2.78%        4.17%
$ 62,451   -  $ 130,250  $ 104,051  -  $ 158,550  31.0%              2.90%        4.35%
$ 130,251  -  $ 283,150  $ 158,551  -  $ 283,150  36.0%              3.13%        4.69%
$ 283,151     and over   $ 283,151     and over   39.6%              3.31%        4.97%

                            1999 TAX RATES AND TAX-EQUIVALENT YIELDS
                                                              If individual tax-exempt
                                                              yield is:
Taxable Income*                                               4%     5%     6%     7%     8%      9%
Single Return          Joint Return               Federal     Then taxable-equivalent yield
                                                  Marginal    is:
                                                  Rate**
$ 0        -  $ 25,750   $ 0        -  $43,050    15.0%       4.71%  5.88%  7.06%  8.24%   9.41%   10.59%
$ 25,751   -  $ 62,450   $ 43,051   -  $ 104,050  28.0%       5.56%  6.94%  8.33%  9.72%   11.11%  12.50%
$ 62,451   -  $ 130,250  $ 104,051  -  $ 158,550  31.0%       5.80%  7.25%  8.70%  10.14%  11.59%  13.04%
$ 130,251  -  $ 283,150  $ 158,551  -  $ 283,150  36.0%       6.25%  7.81%  9.38%  10.94%  12.50%  14.06%
$ 283,151     and over   $ 283,151     and over   39.6%       6.62%  8.28%  9.93%  11.59%  13.25%  14.90%

* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
The fund may invest a portion of its assets in obligations that are subject to federal income tax. When the fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.
RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A class's return may be calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a class.
In addition to average annual returns, a class may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a class's maximum sales charge. Excluding a class's sales charge from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of a class's return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any. HISTORICAL FUND RESULTS. The following table shows each class's yield, tax-equivalent yield, and returns for the fiscal periods ended October 31, 1999.
Class A and Class T have a maximum front-end sales charge of 3.75% and 2.75%, respectively, which is included in the yield, tax equivalent yield, and average annual and cumulative returns. Class B and Class C have a maximum contingent deferred sales charge (CDSC) of 3.00% and 1.00%, respectively, which is included in the average annual and cumulative returns.
Class A, Class T, Class B, and Class C have a 12b-1 fee of 0.15%, 0.25%, 0.90%, and 1.00%, respectively, which is included in the yield, tax-equivalent yield, and average annual and cumulative returns.
The tax-equivalent yields for the fund are based on a 36% federal income tax rate. Note that the fund may invest in securities whose income is subject to the federal alternative minimum tax.

                                                                    Average Annual Returns
                            Thirty-Day Yield  Tax Equivalent Yield  One Year         Five Years  Ten Years/Life of Fund*
Advisor Intermediate         4.19%             6.55%                 -4.78%           4.92%       5.34%
Municipal Income - Class A
Advisor Intermediate         4.18%             6.53%                 -3.83%           5.09%       5.43%
Municipal Income - Class T
Advisor Intermediate         3.61%             5.64%                 -4.64%           4.93%       5.31%
Municipal Income - Class B
Advisor Intermediate        N/A               N/A                    -2.85%           4.91%       5.30%
Municipal Income - Class C
Advisor Intermediate         4.50%             7.03%                 -0.92%           5.93%       5.90%
Municipal Income -
Institutional Class

                            Cumulative Returns
                            One Year            Five Years  Ten Years/Life of Fund*
Advisor Intermediate         -4.78%              27.16%      68.26%
Municipal Income - Class A
Advisor Intermediate         -3.83%              28.20%      69.64%
Municipal Income - Class T
Advisor Intermediate         -4.64%              27.22%      67.80%
Municipal Income - Class B
Advisor Intermediate         -2.85%              27.07%      67.60%
Municipal Income - Class C
Advisor Intermediate         -0.92%              33.38%      77.46%
Municipal Income -
Institutional Class

* Initial offering of Class A took place on September 3, 1996. Class A returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class A returns prior to September 10, 1992 are those of Institutional Class, which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 through September 10, 1992 would have been higher and returns prior to September 10, 1992 would have been lower.
 Initial offering of Class T took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to September 10, 1992 would have been lower.
 Initial offering of Class B took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
 Initial offering of Class C took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.
Note: If FMR had not reimbursed certain class expenses during these periods, Class A's, Class T's, Class B's, Class C's, and Institutional Class's returns would have been lower.
Note: If FMR had not reimbursed certain class expenses during these periods, Class A's yield and tax equivalent yield would have been 4.11% and 6.42%, respectively; Class T's yield and tax equivalent yield would have been 4.06% and 6.34%, respectively; Class B's yield and tax-equivalent yield would have been 3.55% and 5.55%, respectively; and Institutional Class's yield and tax equivalent yield would have been 4.41% and 6.89%, respectively.
The following tables show the income and capital elements of each class's cumulative return. The tables compare each class's return to the record of the Standard & Poor's 500SM Index (S&P 500(registered trademark)), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each class's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each class of Advisor Intermediate Municipal Income during the 10-year period ended October 31, 1999, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below. During the 10-year period ended October 31, 1999, a hypothetical $10,000 investment in Class A of Advisor Intermediate Municipal Income would have grown to $16,826, including the effect of Class A's maximum sales charge.

ADVISOR INTERMEDIATE                                                                                             INDEXES
MUNICIPAL INCOME - CLASS A
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 9,260                   $ 6,401                       $ 1,165                      $ 16,826     $ 51,536
1998            $ 9,826                   $ 6,074                       $ 1,109                      $ 17,009     $ 41,009
1997            $ 9,652                   $ 5,281                       $ 1,044                      $ 15,977     $ 33,617
1996            $ 9,370                   $ 4,455                       $ 1,012                      $ 14,837     $ 25,445
1995            $ 9,397                   $ 3,811                       $ 1,015                      $ 14,223     $ 20,505
1994            $ 8,804                   $ 2,981                       $ 951                        $ 12,736     $ 16,217
1993            $ 9,652                   $ 2,657                       $ 1,017                      $ 13,326     $ 15,613
1992            $ 9,972                   $ 2,082                       $ 0                          $ 12,054     $ 13,583
1991            $ 9,880                   $ 1,356                       $ 0                          $ 11,236     $ 12,351
1990            $ 9,607                   $ 645                         $ 0                          $ 10,252     $ 9,251

ADVISOR INTERMEDIATE
MUNICIPAL INCOME - CLASS A
                   INDEXES
Fiscal Year Ended  DJIA      Cost of Living
1999               $ 52,414  $ 13,392
1998               $ 41,322  $ 13,057
1997               $ 35,190  $ 12,866
1996               $ 27,989  $ 12,604
1995               $ 21,605  $ 12,237
1994               $ 17,317  $ 11,903
1993               $ 15,871  $ 11,600
1992               $ 13,514  $ 11,290
1991               $ 12,484  $ 10,939
1990               $ 9,597   $ 10,629

Explanatory Notes: With an initial investment of $10,000 in Class A of the fund on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $9,625. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,767. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,806 for dividends and $922 for capital gain distributions. Initial offering of Class A of Advisor Intermediate Municipal Income took place on September 3, 1996. Class A returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 through September 10, 1992 would have been higher and returns prior to September 10, 1992 would have been lower.
During the 10-year period ended October 31, 1999, a hypothetical $10,000 investment in Class T of Advisor Intermediate Municipal Income would have grown to $16,964, including the effect of Class T's maximum sales charge.

ADVISOR INTERMEDIATE                                                                                              INDEXES
MUNICIPAL INCOME - CLASS T
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 9,356                   $ 6,431                       $ 1,177                      $ 16,964     $ 51,536
1998            $ 9,928                   $ 6,108                       $ 1,120                      $ 17,156     $ 41,009
1997            $ 9,743                   $ 5,311                       $ 1,054                      $ 16,108     $ 33,617
1996            $ 9,476                   $ 4,503                       $ 1,024                      $ 15,003     $ 25,445
1995            $ 9,495                   $ 3,851                       $ 1,025                      $ 14,371     $ 20,505
1994            $ 8,895                   $ 3,013                       $ 961                        $ 12,869     $ 16,217
1993            $ 9,753                   $ 2,683                       $ 1,028                      $ 13,464     $ 15,613
1992            $ 10,075                  $ 2,104                       $ 0                          $ 12,179     $ 13,583
1991            $ 9,983                   $ 1,370                       $ 0                          $ 11,353     $ 12,351
1990            $ 9,707                   $ 651                         $ 0                          $ 10,358     $ 9,251

ADVISOR INTERMEDIATE
MUNICIPAL INCOME - CLASS T
                   INDEXES
Fiscal Year Ended  DJIA      Cost of Living
1999               $ 52,414  $ 13,392
1998               $ 41,322  $ 13,057
1997               $ 35,190  $ 12,866
1996               $ 27,989  $ 12,604
1995               $ 21,605  $ 12,237
1994               $ 17,317  $ 11,903
1993               $ 15,871  $ 11,600
1992               $ 13,514  $ 11,290
1991               $ 12,484  $ 10,939
1990               $ 9,597   $ 10,629

Explanatory Notes: With an initial investment of $10,000 in Class T of the fund on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $9,725. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,811. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,835 for dividends and $932 for capital gain distributions. Initial offering of Class T of Advisor Intermediate Municipal Income took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to September 10, 1992 would have been lower.
During the 10-year period ended October 31, 1999, a hypothetical $10,000 investment in Class B of Advisor Intermediate Municipal Income would have grown to $16,780.

ADVISOR INTERMEDIATE                                                                                              INDEXES
MUNICIPAL INCOME - CLASS B
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 9,611                   $ 5,965                       $ 1,204                      $ 16,780     $ 51,536
1998            $ 10,199                  $ 5,740                       $ 1,150                      $ 17,089     $ 41,009
1997            $ 10,019                  $ 5,069                       $ 1,084                      $ 16,172     $ 33,617
1996            $ 9,735                   $ 4,357                       $ 1,051                      $ 15,143     $ 25,445
1995            $ 9,763                   $ 3,799                       $ 1,054                      $ 14,616     $ 20,505
1994            $ 9,147                   $ 3,055                       $ 988                        $ 13,190     $ 16,217
1993            $ 10,028                  $ 2,760                       $ 1,057                      $ 13,845     $ 15,613
1992            $ 10,360                  $ 2,163                       $ 0                          $ 12,523     $ 13,583
1991            $ 10,265                  $ 1,409                       $ 0                          $ 11,674     $ 12,351
1990            $ 9,981                   $ 670                         $ 0                          $ 10,651     $ 9,251

ADVISOR INTERMEDIATE
MUNICIPAL INCOME - CLASS B
                   INDEXES
Fiscal Year Ended  DJIA      Cost of Living
1999               $ 52,414  $ 13,392
1998               $ 41,322  $ 13,057
1997               $ 35,190  $ 12,866
1996               $ 27,989  $ 12,604
1995               $ 21,605  $ 12,237
1994               $ 17,317  $ 11,903
1993               $ 15,871  $ 11,600
1992               $ 13,514  $ 11,290
1991               $ 12,484  $ 10,939
1990               $ 9,597   $ 10,629

Explanatory Notes: With an initial investment of $10,000 in Class B of the fund on November 1, 1989, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,371. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,601 for dividends and $958 for capital gain distributions. Initial offering of Class B of Advisor Intermediate Municipal Income took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 1999, a hypothetical $10,000 investment in Class C of Advisor Intermediate Municipal Income would have grown to $16,760.

ADVISOR INTERMEDIATE                                                                                              INDEXES
MUNICIPAL INCOME - CLASS C
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 9,621                   $ 5,934                       $ 1,205                      $ 16,760     $ 51,536
1998            $ 10,209                  $ 5,726                       $ 1,151                      $ 17,086     $ 41,009
1997            $ 10,019                  $ 5,069                       $ 1,084                      $ 16,172     $ 33,617
1996            $ 9,734                   $ 4,358                       $ 1,051                      $ 15,143     $ 25,445
1995            $ 9,763                   $ 3,799                       $ 1,054                      $ 14,616     $ 20,505
1994            $ 9,147                   $ 3,055                       $ 988                        $ 13,190     $ 16,217
1993            $ 10,028                  $ 2,760                       $ 1,057                      $ 13,845     $ 15,613
1992            $ 10,360                  $ 2,163                       $ 0                          $ 12,523     $ 13,583
1991            $ 10,265                  $ 1,408                       $ 0                          $ 11,674     $ 12,351
1990            $ 9,981                   $ 670                         $ 0                          $ 10,651     $ 9,251

ADVISOR INTERMEDIATE
MUNICIPAL INCOME - CLASS C
                   INDEXES
Fiscal Year Ended  DJIA      Cost of Living
1999               $ 52,414  $ 13,392
1998               $ 41,322  $ 13,057
1997               $ 35,190  $ 12,866
1996               $ 27,989  $ 12,604
1995               $ 21,605  $ 12,237
1994               $ 17,317  $ 11,903
1993               $ 15,871  $ 11,600
1992               $ 13,514  $ 11,290
1991               $ 12,484  $ 10,939
1990               $ 9,597   $ 10,629

Explanatory Notes: With an initial investment of $10,000 in Class C of the fund on November 1, 1989, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,333. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,579 for dividends and $958 for capital gain distributions. Initial offering of Class C of Advisor Intermediate Municipal Income took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to November 3, 1997 through January 1, 1996 and prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 1999, a hypothetical $10,000 investment in Institutional Class of Advisor Intermediate Municipal Income would have grown to $17,746.

ADVISOR INTERMEDIATE                                                                                              INDEXES
MUNICIPAL INCOME -
INSTITUTIONAL CLASS
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 9,621                   $ 6,912                       $ 1,213                      $ 17,746     $ 51,536
1998            $ 10,209                  $ 6,549                       $ 1,153                      $ 17,911     $ 41,009
1997            $ 10,019                  $ 5,679                       $ 1,084                      $ 16,782     $ 33,617
1996            $ 9,744                   $ 4,794                       $ 1,053                      $ 15,591     $ 25,445
1995            $ 9,763                   $ 4,078                       $ 1,055                      $ 14,896     $ 20,505
1994            $ 9,147                   $ 3,170                       $ 988                        $ 13,305     $ 16,217
1993            $ 10,028                  $ 2,799                       $ 1,057                      $ 13,884     $ 15,613
1992            $ 10,360                  $ 2,166                       $ 0                          $ 12,526     $ 13,583
1991            $ 10,265                  $ 1,409                       $ 0                          $ 11,674     $ 12,351
1990            $ 9,981                   $ 670                         $ 0                          $ 10,651     $ 9,251

ADVISOR INTERMEDIATE
MUNICIPAL INCOME -
INSTITUTIONAL CLASS
                   INDEXES
Fiscal Year Ended  DJIA      Cost of Living
1999               $ 52,414  $ 13,392
1998               $ 41,322  $ 13,057
1997               $ 35,190  $ 12,866
1996               $ 27,989  $ 12,604
1995               $ 21,605  $ 12,237
1994               $ 17,317  $ 11,903
1993               $ 15,871  $ 11,600
1992               $ 13,514  $ 11,290
1991               $ 12,484  $ 10,939
1990               $ 9,597   $ 10,629

Explanatory Notes: With an initial investment of $10,000 in Institutional Class of the fund on November 1, 1989, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $18,339. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,140 for dividends and $958 for capital gain distributions.
PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.
A class's performance may also be compared to that of each index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a class's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued after December 31, 1990, have an outstanding par value of at least $3 million, and have been issued as part of an offering of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax were excluded from the index.
The fund may also compare its performance to that of the Lehman Brothers 1-17 Year Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities between one and 17 years.
A class may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.
The fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; model portfolios or allocations; and saving for college or other goals. In addition, Fidelity may quote or reprint financial or business publications and periodicals, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.
The fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.
The fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.
A class may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote the fund's current portfolio manager.
VOLATILITY. A class may quote various measures of volatility and benchmark correlation in advertising. In addition, the class may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents a class's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of October 31, 1999, FMR advised over $33 billion in municipal fund assets, $136 billion in taxable fixed-income fund assets, $140 billion in money market fund assets, $567 billion in equity fund assets, $18 billion in international fund assets, and $43 billion in Spartan(registered trademark) fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each class of the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the 1940 Act, Fidelity Distributors Corporation (FDC) exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's and Class T's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:
CLASS A SHARES ONLY
1. to shares purchased for an employee benefit plan (as defined in the Employee Retirement Income Security Act) (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program with at least $25 million or more in plan assets;
2. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;
3. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection do not qualify for this waiver;
4. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;
5. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs and accounts managed by third parties do not qualify for this waiver;
6. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;
7. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;
8. to shares purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;
9. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals; or
10. to shares purchased by the Fidelity Investments Charitable Gift
Fund.
A sales load waiver form must accompany these transactions.
CLASS T SHARES ONLY
1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;
2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;
3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee;
4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;
5. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program;
6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds or (ii) an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);
7. to shares purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;
8. to shares purchased with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end or contingent deferred sales charge;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited (FIL) or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;
11. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;
12. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
13. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or
14. to shares purchased by the Fidelity Investments Charitable Gift
Fund.
A sales load waiver form must accompany these transactions.
CLASS B AND CLASS C SHARES ONLY
The Class B or Class C CDSC will not apply to the redemption of shares:
1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;
2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);
3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;
4. Through the Fidelity Advisor Systematic Withdrawal Program; or
5. (Applicable to Class C only) From an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).
A waiver form must accompany these transactions.
INSTITUTIONAL CLASS SHARES ONLY
Institutional Class shares are offered to:
1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;
2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;
3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;
4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;
5. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR Corp. or FIL or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee; and
6. Insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business.
For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.
FOR CLASS A AND CLASS T SHARES ONLY
FINDER'S FEE. For all funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or
(iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Except as provided below, Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) past $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) past $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent;" and an incremental load waived trade toward an investor's $1 million "Letter of Intent." Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide FDC access to records detailing purchases at the client level.
For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made (i) with the proceeds from the redemption of shares of any Fidelity fund or
(ii) by the Fidelity Investments Charitable Gift Fund, will not be considered "eligible purchases."
Except as provided below, any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T
CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor Funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of those Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class A or Class T shares that have been held for the longest period of time.
Investment professionals must notify FDC in advance of a purchase eligible for a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee.
The Class A or Class T CDSC will not apply to the redemption of shares:
1. Held by insurance company separate accounts;
2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs; or
3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).
 A waiver form must accompany these transactions.
CLASS A AND CLASS T SHARES ONLY
COMBINED PURCHASE, RIGHTS OF ACCUMULATION AND LETTER OF INTENT PROGRAMS. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase, Rights of Accumulation or Letter of Intent program: an individual, spouse and their children under age 21 purchasing for his/her or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).
COMBINED PURCHASE. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one investment professional.
RIGHTS OF ACCUMULATION. The current value of your holdings is determined at the NAV at the close of business on the day you purchase the Class A or Class T shares to which the current value of your holdings will be added. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one investment professional.
LETTER OF INTENT. You must file your Letter of Intent (Letter) with Fidelity within 90 days of the start of your purchases toward completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one investment professional. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Class A and Class T shares acquired through an employee benefit plan, a Traditional IRA, a Roth IRA, a Rollover IRA, a 403(b) program or a plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) will be included for purposes of completing your Letter but may not be used to meet the initial investment minimum of 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 20 days after the date your Letter expires, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.
ALL CLASSES
The fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing each class's NAV, if FMR determines it is in the best interests of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. To the extent that the fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction. The fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.
Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.
A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.
CAPITAL GAIN DISTRIBUTIONS. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (69), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.; and a Director of FDC. Abigail Johnson, Member of the Advisory Board of Fidelity Advisor Series II, is Mr. Johnson's daughter.
ABIGAIL P. JOHNSON (37), Member of the Advisory Board of Fidelity Advisor Series II (1999), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.
J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (67), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Bonneville Pacific (independent power and petroleum production). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (67), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).
ROBERT M. GATES (56), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A & M University (1999-2000). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (automotive, space, defense, and information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (66), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).
*PETER S. LYNCH (56), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan(registered trademark) Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (66), Trustee (1997), is the Interim Chancellor for the University of North Carolina at Chapel Hill. Previously he had served from 1995 through 1998 as Vice President of Finance for the University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994-1998) and currently serves on the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (71), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (66), Trustee (1993), is Chairman Emeritus, of Lexmark International, Inc. (office machines, 1991) where he still remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Dynatech Corporation (electronics, 1999).
*ROBERT C. POZEN (53), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).
DWIGHT D. CHURCHILL (45), is Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
FRED L. HENNING, JR. (60), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
NORMAN U. LIND (43), is Vice President of Fidelity Advisor Intermediate Municipal Income Fund (1998) and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind managed a variety of Fidelity funds.
ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998) and Vice President and Clerk of FDC
(1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).
RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).
STANLEY N. GRIFFITH (53), Assistant Vice President (1998), is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.
JOHN H. COSTELLO (53), Assistant Treasurer, is an employee of FMR. THOMAS J. SIMPSON (41), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended October 31, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE
Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               Advisor Intermediate         Fund Complex*,A
                             Municipal IncomeB
Edward C. Johnson 3d**       $ 0                          $ 0
Abigail P. Johnson**         $ 0                          $ 0
J. Gary Burkhead**           $ 0                          $ 0
Ralph F. Cox                 $ 23                         $ 223,500
Phyllis Burke Davis          $ 22                         $ 220,500
Robert M. Gates              $ 23                         $ 223,500
E. Bradley Jones             $ 23                         $ 222,000
Donald J. Kirk               $ 23                         $ 226,500
Ned C. Lautenbach***         $ 2                          $ 0
Peter S. Lynch**             $ 0                          $ 0
William O. McCoy             $ 23                         $ 223,500
Gerald C. McDonough          $ 28                         $ 273,500
Marvin L. Mann               $ 23                         $ 220,500
Robert C. Pozen**            $ 0                          $ 0
Thomas R. Williams           $ 23                         $ 223,500

* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.
** Interested Trustees of the fund, Ms. Johnson and Mr. Burkhead are compensated by FMR.
*** During the period from October 14, 1999 through October 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of October 31, 1999, approximately 2.78% of the fund's total outstanding shares were held by FMR affiliates. FMR Corp. is the ultimate parent company of these FMR affiliates. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page 114, Mr. Edward C. Johnson 3d, President and Trustee of the fund, and Ms. Abigail P. Johnson, Member of the Advisory Board of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
As of October 31, 1999, the following owned of record or beneficially 5% or more (up to and including 25%) of each class's outstanding shares:
Advisor Intermediate Municipal Income Class A: PaineWebber, Inc, New York, NY (21.14%); BMA Financial Services, Inc., Westwood, KS (18.90%); The Guardian, Phoenix, AZ (11.42); Citigroup, Inc., Long Island City, NY (10.32%).
Advisor Intermediate Municipal Income Class T: SunAmerica, New York, NY (7.68%); Citigroup, Inc., New York, NY (5.91%); Aetna Inc., Torrance, CA (5.81%).
Advisor Intermediate Municipal Income Class B: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (14.90%); Prudential, New York, NY (6.14%).
Advisor Intermediate Municipal Income Class C: Merrill Lynch, Pierce, Fenner & Smith Inc., Jackson, FL (15.90%); Allmerica Financial Corp., Worcester, MA (11.65%); PaineWebber, Inc., New York, NY (9.64%); First Union Corp., Roanoke, VA (9.12%); Terra Securities Corporation, Springfield, IL (6.86%); First Allied Securities, San Diego, CA (6.12%); Investacorp, Inc., Amherst, NH (5.34%); A.G. Edwards & Sons Inc., Saint Louis, MO (5.02%).
Advisor Intermediate Municipal Income Institutional Class: Drovers & Mechanics Bank, York, PA (17.34%); First National Bank of Springdale, Springdale, AZ (9.84%); South Holland Bancorp, South Holland, IL (9.18%); Laird Norton Company, Seattle, WA (9.07%); Wells Fargo Bank, San Francisco, CA (8.03%); Citizens National Bank of Evansville, Evansville, IN (7.95%).
CONTROL OF INVESTMENT ADVISERS
FMR Corp., organized in 1972, is the ultimate parent company of FMR and FIMM. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACT
The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES
Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate
 0 - $3 billion       .3700%           $ 1 billion       .3700%
 3 - 6                .3400             50               .2188
 6 - 9                .3100             100              .1869
 9 - 12               .2800             150              .1736
 12 - 15              .2500             200              .1652
 15 - 18              .2200             250              .1587
 18 - 21              .2000             300              .1536
 21 - 24              .1900             350              .1494
 24 - 30              .1800             400              .1459
 30 - 36              .1750             450              .1427
 36 - 42              .1700             500              .1399
 42 - 48              .1650             550              .1372
 48 - 66              .1600             600              .1349
 66 - 84              .1550             650              .1328
 84 - 120             .1500             700              .1309
 120 - 156            .1450             750              .1291
 156 - 192            .1400             800              .1275
 192 - 228            .1350             850              .1260
 228 - 264            .1300             900              .1246
 264 - 300            .1275             950              .1233
 300 - 336            .1250             1,000            .1220
 336 - 372            .1225             1,050            .1209
 372 - 408            .1200             1,100            .1197
 408 - 444            .1175             1,150            .1187
 444 - 480            .1150             1,200            .1177
 480 - 516            .1125             1,250            .1167
 516 - 587            .1100             1,300            .1158
 587 - 646            .1080             1,350            .1149
 646 - 711            .1060             1,400            .1141
 711 - 782            .1040
 782 - 860            .1020
 860 - 946            .1000
 946 - 1,041          .0980
 1,041 - 1,145        .0960
 1,145 - 1,260        .0940
Over    1,260         .0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $757 billion of group net assets - the approximate level for October 1999 - was 0.1289%, which is the weighted average of the respective fee rates for each level of group net assets up to $757 billion.
The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for October 1999, the fund's annual management fee rate would be calculated as follows:

                      Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate
Advisor Intermediate  0.1289%         +  0.25%                     =  0.3789%
Municipal Income

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.
For the fiscal year ended October 31, 1999, the eleven-month fiscal period ended October 31, 1998, and the fiscal year ended November 30, 1997, the fund paid FMR management fees of $293,995, $242,984, and $255,140, respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.
SUB-ADVISER. FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the fund.
Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.
On behalf of the fund, for the fiscal year ended October 31, 1999, FMR paid FIMM fees of $121,904.
DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the table below.

                                                Sales Charge Revenue                          CDSC Revenue
                            Fiscal Year  Ended  Amount Paid to FDC    Amount Retained by FDC  Amount Paid to FDC
Advisor Intermediate        Oct. 31, 1999       $ 8,353               $ 2,999                 $ 0
Municipal Income - Class A
                            Oct. 31, 1998*       11,024                4,498                   0
                            Nov. 30, 1997        5,742                 1,250                   0
Advisor Intermediate        Oct. 31, 1999        22,401                9,014                   0
Municipal Income - Class T
                            Oct. 31, 1998*       15,232                4,671                   0
                            Nov. 30, 1997        21,915                6,612                   0
Advisor Intermediate        Oct. 31, 1999       N/A                   N/A                      30,967
Municipal Income - Class B
                            Oct. 31, 1998*      N/A                   N/A                      8,419
                            Nov. 30, 1997       N/A                   N/A                      19,218
Advisor Intermediate        Oct. 31, 1999       N/A                   N/A                      946
Municipal Income - Class C
                            Oct. 31, 1998*      N/A                   N/A                      534
                            Nov. 30, 1997**     N/A                   N/A                      0

                            CDSC Revenue
                            Amount Retained by FDC
Advisor Intermediate        $ 0
Municipal Income - Class A
                             0
                             0
Advisor Intermediate         0
Municipal Income - Class T
                             0
                             0
Advisor Intermediate         30,967
Municipal Income - Class B
                             8,419
                             19,218
Advisor Intermediate         946
Municipal Income - Class C
                             534
                             0

* For the fiscal period December 1, 1997 through October 31, 1998.
** For the fiscal period November 3, 1997 through November 30, 1997. The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, and Institutional Class of the fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, Institutional Class, and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.
Pursuant to the Class A Plan for the fund, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.40% of Class A's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 fee for Class A of the fund at an annual rate of 0.15% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so.
Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by Class A for providing services intended to result in the sale of Class A shares and/or shareholder support services.
Pursuant to the Class T Plan for the fund, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.40% of Class T's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 fee for Class T of the fund at an annual rate of 0.25% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so.
Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by Class T for providing services intended to result in the sale of Class T shares and/or shareholder support services.
Pursuant to the Class B Plan for the fund, FDC is paid a monthly 12b-1 (distribution) fee at an annual rate of up to 0.75% of Class B's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 (distribution) fee for Class B of the fund at an annual rate of 0.65% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the class to do so.
Pursuant to the Class B Plan for the fund, FDC is also paid a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets determined at the close of business on each day throughout the month.
Currently, FDC retains the full amount of 12b-1 (distribution) fees paid by Class B as compensation for providing services intended to result in the sale of Class B shares, and FDC may reallow up to the full amount of 12b-1 (service) fees paid by Class B to intermediaries (such as banks, broker-dealers and other service-providers) for providing shareholder support services.
Pursuant to the Class C Plan for the fund, FDC is paid a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of Class C's average net assets determined at the close of business on each day throughout the month.
Pursuant to the Class C Plan for the fund, FDC is also paid a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets determined at the close of business on each day throughout the month.
Currently and except as provided below, for the first year of investment, FDC retains the full amount of 12b-1 (distribution) fees paid by Class C as compensation for providing services intended to result in the sale of Class C shares and retains the full amount of 12b-1 (service) fees paid by Class C for providing shareholder support services. Normally, after the first year of investment, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by Class C to intermediaries (such as banks, broker-dealers and other service-providers) for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by Class C to intermediaries for providing shareholder support services. For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by such Class C shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by such Class C shares to intermediaries, including its affiliates, for providing shareholder support services.
For the fiscal year ended October 31, 1999, Class A paid FDC 12b-1 fees of $3,322, of which FDC paid $3,011 to intermediaries and retained $311. Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
For the fiscal year ended October 31, 1999, Class T paid FDC 12b-1 fees of $140,713, of which FDC paid $138,126 to intermediaries and retained $2,587. Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
For the fiscal year ended October 31, 1999, Class B paid FDC 12b-1 (distribution) fees of $67,860, of which FDC paid $0 to intermediaries and retained $67,860. These amounts are retained by FDC for use in its capacity as distributor.
In addition, for the fiscal year ended October 31, 1999, Class B paid FDC 12b-1 (service) fees of $26,101, of which FDC paid $26,044 to intermediaries and retained $57. Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
For the fiscal year ended October 31, 1999, Class C paid FDC 12b-1 (distribution) fees of $13,270, of which FDC paid $2,482 to intermediaries and retained $10,788. Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
In addition, for the fiscal year ended October 31, 1999, Class C paid FDC 12b-1 (service) fees of $4,423, of which FDC paid $828 to intermediaries and retained $3,595. Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
Under the Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, the Institutional Class Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.
Under each Class A, Class T, Class B, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class A, Class T, Class B, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B, and Class C shares and/or shareholder support services, including payments made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that the Institutional Class Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
Each Class A, Class T, Class B, and Class C Plan does not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.
TRANSFER AND SERVICE AGENT AGREEMENTS
Each class of the fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreement, Citibank provides transfer agency, dividend disbursing, and shareholder services for each class of the fund. Citibank in turn has entered into a sub-transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. Under the terms of the sub-agreement, FIIOC performs all processing activities associated with providing these services for each class of the fund and receives all related transfer agency fees paid to Citibank.
For providing transfer agency services, FIIOC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.
FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with Citibank. Under the terms of the agreement, Citibank provides pricing and bookkeeping services for the fund. Citibank in turn has entered into a sub-service agent agreement with Fidelity Service Company, Inc.
(FSC), an affiliate of FMR. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual rates for pricing and bookkeeping services for the fund are 0.0275% of the first $500 million of average net assets, 0.0175% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.
For the fiscal year ended October 31, 1999, the eleven-month fiscal period ended October 31, 1998, and the fiscal year ended November 30, 1997, the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $64,808, $57,149, and $0, respectively.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Advisor Intermediate Municipal Income Fund is a fund of Fidelity Advisor Series II, an open-end management investment company organized as a Massachusetts business trust on April 23, 1986. On January 1, 1996, Advisor Intermediate Municipal Income changed its name from Advisor Limited Term Tax-Exempt Bond Fund to Advisor Intermediate Municipal Income Fund. Currently, there are eight funds in the trust: Fidelity Advisor High Yield Fund, Fidelity Advisor Strategic Income Fund, Fidelity Advisor Government Investment Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Short Fixed-Income Fund, Fidelity Advisor Municipal Income Fund, and Fidelity Advisor Intermediate Municipal Income Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.
SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or, for Class A, Class T, Class C, and Institutional Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.
FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for the fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended October 31, 1999, and report of the auditor, are included in the fund's annual reports and are incorporated herein by reference.
APPENDIX
Fidelity, Fidelity Investments & (Pyramid) Design, Spartan, and Magellan are registered trademarks of FMR Corp.
THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.

(2_FIDELITY_LOGOS)(registered trademark)
FIDELITY(REGISTERED TRADEMARK) ADVISOR
MUNICIPAL INCOME FUND -
CLASS A, CLASS T, CLASS B
AND CLASS C
ANNUAL REPORT
OCTOBER 31, 1999
(2_FIDELITY_LOGOS)(registered trademark)
CONTENTS
PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.
PERFORMANCE            4   How the fund has done over
                           time.
FUND TALK              19  The manager's review of fund
                           performance, strategy and
                           outlook.
INVESTMENT CHANGES     22  A summary of major shifts in
                           the fund's investments over
                           the past six months.
INVESTMENTS            23  A complete list of the fund's
                           investments with their
                           market values.
FINANCIAL STATEMENTS   37  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.
NOTES                  46  Notes to the financial
                           statements.
REPORT OF INDEPENDENT  53  The auditors' opinion.
ACCOUNTANTS
DISTRIBUTIONS          54
Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.
This report is printed on recycled paper using soy-based inks.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES
AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE
(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal
Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in
high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR MUNICIPAL INCOME FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five years and past ten years total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV MUNICIPAL INCOME      -2.36%       35.23%        100.50%
- CL A
FIDELITY ADV MUNICIPAL INCOME      -6.99%       28.81%        90.98%
- CL A  (INCL. 4.75% SALES
CHARGE)
LB Municipal Bond                  -1.77%       39.75%        99.11%
General Municipal Debt Funds       -4.18%       33.04%        86.71%
Average
CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare Class A's returns to those of the Lehman
Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.
To measure how Class A's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 263 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV MUNICIPAL INCOME    -2.36%       6.22%         7.20%
- CL A
FIDELITY ADV MUNICIPAL INCOME    -6.99%       5.19%         6.68%
- CL A  (INCL. 4.75% SALES
CHARGE)
LB Municipal Bond                -1.77%       6.92%         7.13%
General Municipal Debt Funds     -4.18%       5.87%         6.43%
Average
AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Municipal Income -CL A   LB Municipal Bond
             00257                       LB015
  1989/10/31       9525.00                    10000.00
  1989/11/30       9642.26                    10175.00
  1989/12/31       9733.93                    10258.23
  1990/01/31       9749.29                    10209.71
  1990/02/28       9819.16                    10300.58
  1990/03/31       9880.76                    10303.67
  1990/04/30       9790.39                    10229.07
  1990/05/31       9991.02                    10452.37
  1990/06/30      10108.74                    10544.24
  1990/07/31      10264.65                    10699.25
  1990/08/31      10195.39                    10543.89
  1990/09/30      10267.89                    10549.90
  1990/10/31      10408.86                    10741.28
  1990/11/30      10667.13                    10957.28
  1990/12/31      10735.18                    11004.95
  1991/01/31      10860.12                    11152.64
  1991/02/28      10943.62                    11249.66
  1991/03/31      11007.96                    11253.71
  1991/04/30      11187.20                    11403.39
  1991/05/31      11325.48                    11504.76
  1991/06/30      11351.84                    11493.37
  1991/07/31      11498.63                    11633.36
  1991/08/31      11602.47                    11786.57
  1991/09/30      11738.56                    11940.04
  1991/10/31      11868.63                    12047.50
  1991/11/30      11913.28                    12081.11
  1991/12/31      12042.85                    12340.37
  1992/01/31      12176.34                    12368.51
  1992/02/29      12242.49                    12372.46
  1992/03/31      12303.91                    12377.04
  1992/04/30      12414.96                    12487.20
  1992/05/31      12526.33                    12634.17
  1992/06/30      12698.09                    12846.17
  1992/07/31      13140.25                    13231.30
  1992/08/31      13038.49                    13102.30
  1992/09/30      13119.86                    13187.98
  1992/10/31      12961.53                    13058.35
  1992/11/30      13221.30                    13292.22
  1992/12/31      13380.71                    13427.94
  1993/01/31      13607.04                    13584.10
  1993/02/28      14087.51                    14075.44
  1993/03/31      13940.58                    13926.66
  1993/04/30      14088.41                    14067.18
  1993/05/31      14205.08                    14146.24
  1993/06/30      14432.83                    14382.34
  1993/07/31      14443.55                    14401.18
  1993/08/31      14815.55                    14701.01
  1993/09/30      15020.71                    14868.46
  1993/10/31      15028.77                    14897.15
  1993/11/30      14881.89                    14765.91
  1993/12/31      15225.54                    15077.62
  1994/01/31      15402.83                    15249.80
  1994/02/28      14995.73                    14854.83
  1994/03/31      14196.41                    14249.95
  1994/04/30      14290.61                    14370.79
  1994/05/31      14375.12                    14495.38
  1994/06/30      14322.20                    14406.81
  1994/07/31      14580.55                    14670.89
  1994/08/31      14603.45                    14721.65
  1994/09/30      14374.69                    14505.54
  1994/10/31      14122.70                    14247.92
  1994/11/30      13668.66                    13990.32
  1994/12/31      13999.94                    14298.24
  1995/01/31      14472.89                    14706.89
  1995/02/28      14862.84                    15134.56
  1995/03/31      14940.99                    15308.46
  1995/04/30      14990.10                    15326.52
  1995/05/31      15469.80                    15815.59
  1995/06/30      15348.45                    15678.00
  1995/07/31      15398.45                    15826.63
  1995/08/31      15554.23                    16027.31
  1995/09/30      15679.66                    16128.76
  1995/10/31      15888.38                    16363.27
  1995/11/30      16188.26                    16634.74
  1995/12/31      16331.19                    16794.60
  1996/01/31      16420.27                    16921.40
  1996/02/29      16394.84                    16807.18
  1996/03/31      16048.42                    16592.38
  1996/04/30      15984.31                    16545.43
  1996/05/31      15965.46                    16538.81
  1996/06/30      16151.45                    16718.92
  1996/07/31      16257.01                    16871.06
  1996/08/31      16292.40                    16867.01
  1996/09/30      16437.73                    17103.15
  1996/10/31      16599.97                    17296.58
  1996/11/30      16890.01                    17613.11
  1996/12/31      16827.29                    17539.14
  1997/01/31      16903.32                    17572.28
  1997/02/28      17054.66                    17733.60
  1997/03/31      16866.51                    17497.21
  1997/04/30      17008.53                    17643.66
  1997/05/31      17211.58                    17909.02
  1997/06/30      17427.39                    18099.75
  1997/07/31      17924.95                    18601.12
  1997/08/31      17761.26                    18426.82
  1997/09/30      17994.87                    18645.55
  1997/10/31      18097.79                    18765.44
  1997/11/30      18214.66                    18875.78
  1997/12/31      18508.35                    19151.18
  1998/01/31      18686.48                    19348.82
  1998/02/28      18692.48                    19354.62
  1998/03/31      18751.95                    19371.66
  1998/04/30      18655.47                    19284.29
  1998/05/31      18940.70                    19589.56
  1998/06/30      19009.91                    19666.74
  1998/07/31      19051.06                    19716.11
  1998/08/31      19338.44                    20020.72
  1998/09/30      19563.06                    20270.18
  1998/10/31      19558.88                    20269.77
  1998/11/30      19631.21                    20340.92
  1998/12/31      19658.83                    20392.18
  1999/01/31      19875.77                    20634.64
  1999/02/28      19754.51                    20544.47
  1999/03/31      19753.05                    20573.03
  1999/04/30      19795.75                    20624.25
  1999/05/31      19666.19                    20504.84
  1999/06/30      19357.01                    20209.57
  1999/07/31      19418.29                    20283.13
  1999/08/31      19269.45                    20120.87
  1999/09/30      19295.71                    20129.12
  1999/10/29      19098.05                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 094513 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class A on
October 31, 1989, and the current 4.75% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $19,098 - a 90.98% increase on the initial investment.
For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,911 - a 99.11% increase.
(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS
                  YEARS ENDED OCTOBER 31,                SEPTEMBER 3, 1996
                                                         (COMMENCEMENT OF SALE OF
                                                         CLASS A SHARES) TO OCTOBER 31,
                  1999                     1998   1997   1996
Dividend returns  4.42%                    4.86%  5.51%  0.89%
Capital returns   -6.78%                   3.21%  3.51%   0.95%
Total returns     -2.36%                   8.07%  9.02%  1.84%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class'
share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
Dividends per share              4.85(cents)   28.63(cents)   56.75(cents)
Annualized dividend rate         4.87%         4.73%          4.64%
30-day annualized yield          4.57%         -              -
30-day annualized                7.14%         -              -
tax-equivalent yield
DIVIDENDS per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.73 over the past one month, $12.00 over the past six months and $12.24 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 4.75% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class'
tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. FIDELITY ADVISOR MUNICIPAL INCOME FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain class expenses, the past 10 years total return would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV MUNICIPAL INCOME      -2.53%       35.18%        100.43%
- CL T
FIDELITY ADV MUNICIPAL INCOME      -5.95%       30.45%        93.42%
- CL T  (INCL. 3.50% SALES
CHARGE)
LB Municipal Bond                  -1.77%       39.75%        99.11%
General Municipal Debt Funds       -4.18%       33.04%        86.71%
Average
CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare Class T's returns to those of the Lehman
Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.
To measure how Class T's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 263 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV MUNICIPAL INCOME    -2.53%       6.21%         7.20%
- CL T
FIDELITY ADV MUNICIPAL INCOME    -5.95%       5.46%         6.82%
- CL T  (INCL. 3.50% SALES
CHARGE)
LB Municipal Bond                -1.77%       6.92%         7.13%
General Municipal Debt Funds     -4.18%       5.87%         6.43%
Average
AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Municipal Income -CL T   LB Municipal Bond
             00169                       LB015
  1989/10/31       9650.00                    10000.00
  1989/11/30       9768.80                    10175.00
  1989/12/31       9861.67                    10258.23
  1990/01/31       9877.23                    10209.71
  1990/02/28       9948.02                    10300.58
  1990/03/31      10010.43                    10303.67
  1990/04/30       9918.87                    10229.07
  1990/05/31      10122.14                    10452.37
  1990/06/30      10241.40                    10544.24
  1990/07/31      10399.36                    10699.25
  1990/08/31      10329.19                    10543.89
  1990/09/30      10402.64                    10549.90
  1990/10/31      10545.46                    10741.28
  1990/11/30      10807.12                    10957.28
  1990/12/31      10876.06                    11004.95
  1991/01/31      11002.64                    11152.64
  1991/02/28      11087.24                    11249.66
  1991/03/31      11152.42                    11253.71
  1991/04/30      11334.01                    11403.39
  1991/05/31      11474.11                    11504.76
  1991/06/30      11500.82                    11493.37
  1991/07/31      11649.53                    11633.36
  1991/08/31      11754.73                    11786.57
  1991/09/30      11892.61                    11940.04
  1991/10/31      12024.39                    12047.50
  1991/11/30      12069.62                    12081.11
  1991/12/31      12200.89                    12340.37
  1992/01/31      12336.14                    12368.51
  1992/02/29      12403.16                    12372.46
  1992/03/31      12465.38                    12377.04
  1992/04/30      12577.88                    12487.20
  1992/05/31      12690.72                    12634.17
  1992/06/30      12864.73                    12846.17
  1992/07/31      13312.69                    13231.30
  1992/08/31      13209.60                    13102.30
  1992/09/30      13292.04                    13187.98
  1992/10/31      13131.63                    13058.35
  1992/11/30      13394.81                    13292.22
  1992/12/31      13556.31                    13427.94
  1993/01/31      13785.61                    13584.10
  1993/02/28      14272.39                    14075.44
  1993/03/31      14123.53                    13926.66
  1993/04/30      14273.30                    14067.18
  1993/05/31      14391.50                    14146.24
  1993/06/30      14622.24                    14382.34
  1993/07/31      14633.10                    14401.18
  1993/08/31      15009.98                    14701.01
  1993/09/30      15217.84                    14868.46
  1993/10/31      15226.00                    14897.15
  1993/11/30      15077.19                    14765.91
  1993/12/31      15425.35                    15077.62
  1994/01/31      15604.97                    15249.80
  1994/02/28      15192.53                    14854.83
  1994/03/31      14382.72                    14249.95
  1994/04/30      14478.15                    14370.79
  1994/05/31      14563.77                    14495.38
  1994/06/30      14510.15                    14406.81
  1994/07/31      14771.89                    14670.89
  1994/08/31      14795.10                    14721.65
  1994/09/30      14563.33                    14505.54
  1994/10/31      14308.04                    14247.92
  1994/11/30      13848.04                    13990.32
  1994/12/31      14183.66                    14298.24
  1995/01/31      14662.82                    14706.89
  1995/02/28      15057.90                    15134.56
  1995/03/31      15137.07                    15308.46
  1995/04/30      15186.82                    15326.52
  1995/05/31      15672.82                    15815.59
  1995/06/30      15549.87                    15678.00
  1995/07/31      15600.53                    15826.63
  1995/08/31      15758.35                    16027.31
  1995/09/30      15885.43                    16128.76
  1995/10/31      16096.89                    16363.27
  1995/11/30      16400.70                    16634.74
  1995/12/31      16545.51                    16794.60
  1996/01/31      16635.76                    16921.40
  1996/02/29      16610.00                    16807.18
  1996/03/31      16259.03                    16592.38
  1996/04/30      16194.08                    16545.43
  1996/05/31      16174.98                    16538.81
  1996/06/30      16363.41                    16718.92
  1996/07/31      16470.36                    16871.06
  1996/08/31      16506.21                    16867.01
  1996/09/30      16654.34                    17103.15
  1996/10/31      16850.26                    17296.58
  1996/11/30      17099.26                    17613.11
  1996/12/31      17033.52                    17539.14
  1997/01/31      17109.98                    17572.28
  1997/02/28      17277.37                    17733.60
  1997/03/31      17087.14                    17497.21
  1997/04/30      17230.58                    17643.66
  1997/05/31      17436.13                    17909.02
  1997/06/30      17654.41                    18099.75
  1997/07/31      18158.02                    18601.12
  1997/08/31      18007.37                    18426.82
  1997/09/30      18229.05                    18645.55
  1997/10/31      18348.67                    18765.44
  1997/11/30      18449.05                    18875.78
  1997/12/31      18759.65                    19151.18
  1998/01/31      18940.44                    19348.82
  1998/02/28      18961.30                    19354.62
  1998/03/31      19007.24                    19371.66
  1998/04/30      18910.32                    19284.29
  1998/05/31      19200.14                    19589.56
  1998/06/30      19270.68                    19666.74
  1998/07/31      19313.18                    19716.11
  1998/08/31      19605.05                    20020.72
  1998/09/30      19832.99                    20270.18
  1998/10/31      19844.33                    20269.77
  1998/11/30      19900.07                    20340.92
  1998/12/31      19926.10                    20392.18
  1999/01/31      20143.76                    20634.64
  1999/02/28      20019.22                    20544.47
  1999/03/31      20016.13                    20573.03
  1999/04/30      20057.74                    20624.25
  1999/05/31      19924.84                    20504.84
  1999/06/30      19610.01                    20209.57
  1999/07/31      19686.66                    20283.13
  1999/08/31      19534.44                    20120.87
  1999/09/30      19543.06                    20129.12
  1999/10/29      19341.54                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 094545 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class T on
October 31, 1989, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $19,342 - a 93.42% increase on the initial investment.
For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,911 - a 99.11% increase.
(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
TOTAL RETURN COMPONENTS
                          YEARS ENDED OCTOBER 31,
                  1999    1998   1997   1996     1995
Dividend returns  4.32%   4.86%  5.47%  5.69%    6.62%
Capital returns   -6.85%  3.29%  3.42%   -1.01%   5.88%
Total returns     -2.53%  8.15%  8.89%  4.68%    12.50%
TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class'
share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
Dividends per share              4.76(cents)   28.03(cents)   55.47(cents)
Annualized dividend rate         4.77%         4.63%          4.52%
30-day annualized yield          4.55%         -              -
30-day annualized                7.11%         -              -
tax-equivalent yield
DIVIDENDS per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.74 over the past one month, $12.01 over the past six months and $12.26 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 3.50% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class'
tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. FIDELITY ADVISOR MUNICIPAL INCOME FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 0.90% 12b-1 fee
(1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV MUNICIPAL INCOME      -3.16%       30.58%        92.69%
- CL B
FIDELITY ADV MUNICIPAL INCOME      -7.82%       28.58%        92.69%
- CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)
LB Municipal Bond                  -1.77%       39.75%        99.11%
General Municipal Debt Funds       -4.18%       33.04%        86.71%
Average
CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare Class B's returns to those of the Lehman
Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.
To measure how Class B's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 263 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV MUNICIPAL INCOME    -3.16%       5.48%         6.78%
- CL B
FIDELITY ADV MUNICIPAL INCOME    -7.82%       5.16%         6.78%
- CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)
LB Municipal Bond                -1.77%       6.92%         7.13%
General Municipal Debt Funds     -4.18%       5.87%         6.43%
Average
AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Municipal Income -CL B   LB Municipal Bond
             00669                       LB015
  1989/10/31      10000.00                    10000.00
  1989/11/30      10123.11                    10175.00
  1989/12/31      10219.35                    10258.23
  1990/01/31      10235.47                    10209.71
  1990/02/28      10308.83                    10300.58
  1990/03/31      10373.50                    10303.67
  1990/04/30      10278.62                    10229.07
  1990/05/31      10489.26                    10452.37
  1990/06/30      10612.85                    10544.24
  1990/07/31      10776.54                    10699.25
  1990/08/31      10703.82                    10543.89
  1990/09/30      10779.93                    10549.90
  1990/10/31      10927.93                    10741.28
  1990/11/30      11199.08                    10957.28
  1990/12/31      11270.53                    11004.95
  1991/01/31      11401.70                    11152.64
  1991/02/28      11489.36                    11249.66
  1991/03/31      11556.91                    11253.71
  1991/04/30      11745.09                    11403.39
  1991/05/31      11890.27                    11504.76
  1991/06/30      11917.94                    11493.37
  1991/07/31      12072.05                    11633.36
  1991/08/31      12181.07                    11786.57
  1991/09/30      12323.95                    11940.04
  1991/10/31      12460.51                    12047.50
  1991/11/30      12507.38                    12081.11
  1991/12/31      12643.41                    12340.37
  1992/01/31      12783.56                    12368.51
  1992/02/29      12853.01                    12372.46
  1992/03/31      12917.49                    12377.04
  1992/04/30      13034.08                    12487.20
  1992/05/31      13151.00                    12634.17
  1992/06/30      13331.33                    12846.17
  1992/07/31      13795.53                    13231.30
  1992/08/31      13688.71                    13102.30
  1992/09/30      13774.13                    13187.98
  1992/10/31      13607.90                    13058.35
  1992/11/30      13880.63                    13292.22
  1992/12/31      14047.99                    13427.94
  1993/01/31      14285.60                    13584.10
  1993/02/28      14790.04                    14075.44
  1993/03/31      14635.78                    13926.66
  1993/04/30      14790.98                    14067.18
  1993/05/31      14913.47                    14146.24
  1993/06/30      15152.58                    14382.34
  1993/07/31      15163.83                    14401.18
  1993/08/31      15554.38                    14701.01
  1993/09/30      15769.78                    14868.46
  1993/10/31      15778.24                    14897.15
  1993/11/30      15624.03                    14765.91
  1993/12/31      15984.82                    15077.62
  1994/01/31      16170.95                    15249.80
  1994/02/28      15743.55                    14854.83
  1994/03/31      14904.37                    14249.95
  1994/04/30      15003.27                    14370.79
  1994/05/31      15091.99                    14495.38
  1994/06/30      15036.43                    14406.81
  1994/07/31      15288.20                    14670.89
  1994/08/31      15312.55                    14721.65
  1994/09/30      15058.64                    14505.54
  1994/10/31      14756.76                    14247.92
  1994/11/30      14272.68                    13990.32
  1994/12/31      14622.83                    14298.24
  1995/01/31      15094.05                    14706.89
  1995/02/28      15491.15                    15134.56
  1995/03/31      15562.65                    15308.46
  1995/04/30      15590.25                    15326.52
  1995/05/31      16079.86                    15815.59
  1995/06/30      15943.22                    15678.00
  1995/07/31      15984.94                    15826.63
  1995/08/31      16136.65                    16027.31
  1995/09/30      16257.20                    16128.76
  1995/10/31      16464.28                    16363.27
  1995/11/30      16765.80                    16634.74
  1995/12/31      16903.86                    16794.60
  1996/01/31      16987.41                    16921.40
  1996/02/29      16952.21                    16807.18
  1996/03/31      16584.07                    16592.38
  1996/04/30      16507.54                    16545.43
  1996/05/31      16477.26                    16538.81
  1996/06/30      16659.38                    16718.92
  1996/07/31      16759.01                    16871.06
  1996/08/31      16786.68                    16867.01
  1996/09/30      16928.31                    17103.15
  1996/10/31      17118.79                    17296.58
  1996/11/30      17364.34                    17613.11
  1996/12/31      17289.09                    17539.14
  1997/01/31      17343.66                    17572.28
  1997/02/28      17519.57                    17733.60
  1997/03/31      17317.42                    17497.21
  1997/04/30      17439.37                    17643.66
  1997/05/31      17654.06                    17909.02
  1997/06/30      17851.47                    18099.75
  1997/07/31      18351.93                    18601.12
  1997/08/31      18188.33                    18426.82
  1997/09/30      18403.16                    18645.55
  1997/10/31      18514.58                    18765.44
  1997/11/30      18621.70                    18875.78
  1997/12/31      18910.33                    19151.18
  1998/01/31      19097.25                    19348.82
  1998/02/28      19092.60                    19354.62
  1998/03/31      19128.41                    19371.66
  1998/04/30      19020.07                    19284.29
  1998/05/31      19302.13                    19589.56
  1998/06/30      19362.87                    19666.74
  1998/07/31      19395.31                    19716.11
  1998/08/31      19678.75                    20020.72
  1998/09/30      19897.64                    20270.18
  1998/10/31      19898.49                    20269.77
  1998/11/30      19943.98                    20340.92
  1998/12/31      19959.54                    20392.18
  1999/01/31      20167.53                    20634.64
  1999/02/28      20031.83                    20544.47
  1999/03/31      20018.03                    20573.03
  1999/04/30      20049.00                    20624.25
  1999/05/31      19905.14                    20504.84
  1999/06/30      19579.32                    20209.57
  1999/07/31      19629.21                    20283.13
  1999/08/31      19466.50                    20120.87
  1999/09/30      19481.10                    20129.12
  1999/10/29      19269.32                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 094519 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class B on
October 31, 1989. As the chart shows, by October 31, 1999, the value of the investment would have grown to $19,269 - a 92.69% increase on the initial investment. For comparison, look at how the Lehman
Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,911 - a 99.11% increase.
(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the share
price, return and yield of a
fund that invests in bonds will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
TOTAL RETURN COMPONENTS
                  YEARS ENDED OCTOBER 31,
                  1999         1998   1997   1996     1995
Dividend returns  3.69%        4.17%  4.81%  4.99%    5.77%
Capital returns   -6.85%       3.30%  3.34%   -1.01%   5.80%
Total returns     -3.16%       7.47%  8.15%  3.98%    11.57%
TOTAL RETURN COMPONENTS  include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class'
share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
Dividends per share              4.13(cents)   24.17(cents)   47.62(cents)
Annualized dividend rate         4.15%         4.00%          3.89%
30-day annualized yield          4.08%         -              -
30-day annualized                6.38%         -              -
tax-equivalent yield
DIVIDENDS per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.71 over the past one month, $11.98 over the past six months, and $12.23 over the past  one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class'
tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. FIDELITY ADVISOR MUNICIPAL INCOME FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between June 30, 1994 and November 3, 1997 are those of Class
B shares and reflect Class B shares' 0.90% (1.00% prior to January 1,
1996) 12b-1 fee. Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25%
12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 and prior to June 30,
1994 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV MUNICIPAL INCOME      -3.24%       30.12%        92.01%
- CL C
FIDELITY ADV MUNICIPAL INCOME      -4.17%       30.12%        92.01%
- CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)
LB Municipal Bond                  -1.77%       39.75%        99.11%
General Municipal Debt Funds       -4.18%       33.04%        86.71%
Average
CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare Class C's returns to those of the Lehman
Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.
To measure how Class C's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 263 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV MUNICIPAL INCOME    -3.24%       5.41%         6.74%
- CL C
FIDELITY ADV MUNICIPAL INCOME    -4.17%       5.41%         6.74%
- CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)
LB Municipal Bond                -1.77%       6.92%         7.13%
General Municipal Debt Funds     -4.18%       5.87%         6.43%
Average
AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Municipal Income -CL C   LB Municipal Bond
             00490                       LB015
  1989/10/31      10000.00                    10000.00
  1989/11/30      10123.11                    10175.00
  1989/12/31      10219.35                    10258.23
  1990/01/31      10235.47                    10209.71
  1990/02/28      10308.83                    10300.58
  1990/03/31      10373.50                    10303.67
  1990/04/30      10278.62                    10229.07
  1990/05/31      10489.26                    10452.37
  1990/06/30      10612.85                    10544.24
  1990/07/31      10776.54                    10699.25
  1990/08/31      10703.82                    10543.89
  1990/09/30      10779.93                    10549.90
  1990/10/31      10927.93                    10741.28
  1990/11/30      11199.08                    10957.28
  1990/12/31      11270.53                    11004.95
  1991/01/31      11401.70                    11152.64
  1991/02/28      11489.36                    11249.66
  1991/03/31      11556.91                    11253.71
  1991/04/30      11745.09                    11403.39
  1991/05/31      11890.27                    11504.76
  1991/06/30      11917.94                    11493.37
  1991/07/31      12072.05                    11633.36
  1991/08/31      12181.07                    11786.57
  1991/09/30      12323.95                    11940.04
  1991/10/31      12460.51                    12047.50
  1991/11/30      12507.38                    12081.11
  1991/12/31      12643.41                    12340.37
  1992/01/31      12783.56                    12368.51
  1992/02/29      12853.01                    12372.46
  1992/03/31      12917.49                    12377.04
  1992/04/30      13034.08                    12487.20
  1992/05/31      13151.00                    12634.17
  1992/06/30      13331.33                    12846.17
  1992/07/31      13795.53                    13231.30
  1992/08/31      13688.71                    13102.30
  1992/09/30      13774.13                    13187.98
  1992/10/31      13607.90                    13058.35
  1992/11/30      13880.63                    13292.22
  1992/12/31      14047.99                    13427.94
  1993/01/31      14285.60                    13584.10
  1993/02/28      14790.04                    14075.44
  1993/03/31      14635.78                    13926.66
  1993/04/30      14790.98                    14067.18
  1993/05/31      14913.47                    14146.24
  1993/06/30      15152.58                    14382.34
  1993/07/31      15163.83                    14401.18
  1993/08/31      15554.38                    14701.01
  1993/09/30      15769.78                    14868.46
  1993/10/31      15778.24                    14897.15
  1993/11/30      15624.03                    14765.91
  1993/12/31      15984.82                    15077.62
  1994/01/31      16170.95                    15249.80
  1994/02/28      15743.55                    14854.83
  1994/03/31      14904.37                    14249.95
  1994/04/30      15003.27                    14370.79
  1994/05/31      15091.99                    14495.38
  1994/06/30      15036.43                    14406.81
  1994/07/31      15288.20                    14670.89
  1994/08/31      15312.55                    14721.65
  1994/09/30      15058.64                    14505.54
  1994/10/31      14756.76                    14247.92
  1994/11/30      14272.68                    13990.32
  1994/12/31      14622.83                    14298.24
  1995/01/31      15094.05                    14706.89
  1995/02/28      15491.15                    15134.56
  1995/03/31      15562.65                    15308.46
  1995/04/30      15590.25                    15326.52
  1995/05/31      16079.86                    15815.59
  1995/06/30      15943.22                    15678.00
  1995/07/31      15984.94                    15826.63
  1995/08/31      16136.65                    16027.31
  1995/09/30      16257.20                    16128.76
  1995/10/31      16464.28                    16363.27
  1995/11/30      16765.80                    16634.74
  1995/12/31      16903.86                    16794.60
  1996/01/31      16987.41                    16921.40
  1996/02/29      16952.21                    16807.18
  1996/03/31      16584.07                    16592.38
  1996/04/30      16507.54                    16545.43
  1996/05/31      16477.26                    16538.81
  1996/06/30      16659.38                    16718.92
  1996/07/31      16759.01                    16871.06
  1996/08/31      16786.68                    16867.01
  1996/09/30      16928.31                    17103.15
  1996/10/31      17118.79                    17296.58
  1996/11/30      17364.34                    17613.11
  1996/12/31      17289.09                    17539.14
  1997/01/31      17343.66                    17572.28
  1997/02/28      17519.57                    17733.60
  1997/03/31      17317.42                    17497.21
  1997/04/30      17439.37                    17643.66
  1997/05/31      17654.06                    17909.02
  1997/06/30      17851.47                    18099.75
  1997/07/31      18351.93                    18601.12
  1997/08/31      18188.33                    18426.82
  1997/09/30      18403.16                    18645.55
  1997/10/31      18514.58                    18765.44
  1997/11/30      18603.32                    18875.78
  1997/12/31      18900.90                    19151.18
  1998/01/31      19068.36                    19348.82
  1998/02/28      19076.88                    19354.62
  1998/03/31      19107.24                    19371.66
  1998/04/30      18995.56                    19284.29
  1998/05/31      19271.89                    19589.56
  1998/06/30      19328.46                    19666.74
  1998/07/31      19356.32                    19716.11
  1998/08/31      19634.21                    20020.72
  1998/09/30      19864.11                    20270.18
  1998/10/31      19844.45                    20269.77
  1998/11/30      19888.51                    20340.92
  1998/12/31      19902.95                    20392.18
  1999/01/31      20108.86                    20634.64
  1999/02/28      19972.43                    20544.47
  1999/03/31      19957.13                    20573.03
  1999/04/30      19986.23                    20624.25
  1999/05/31      19841.48                    20504.84
  1999/06/30      19532.11                    20209.57
  1999/07/31      19580.12                    20283.13
  1999/08/31      19416.66                    20120.87
  1999/09/30      19413.21                    20129.12
  1999/10/29      19201.07                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 094525 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class C on
October 31, 1989. As the chart shows, by October 31, 1999, the value of the investment would have grown to $19,201 - a 92.01% increase on the initial investment. For comparison, look at how the Lehman
Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,911 - a 99.11% increase.
(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the share
price, return and yield of a
fund that invests in bonds will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
TOTAL RETURN COMPONENTS
                 YEAR ENDED OCTOBER 31  NOVEMBER 3, 1997
                                        (COMMENCEMENT OF SALE OF
                                        CLASS C SHARES) TO OCTOBER 31
                  1999                  1998
Dividend returns  3.61%                 3.87%
Capital returns   -6.85%                3.54%
Total returns     -3.24%                7.41%
TOTAL RETURN COMPONENTS  include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class'
share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
Dividends per share              4.03(cents)   23.57(cents)   46.52(cents)
Annualized dividend rate         4.04%         3.89%          3.79%
30-day annualized yield          3.97%         -              -
30-day annualized                6.20%         -              -
tax-equivalent yield
DIVIDENDS per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.74 over the past one month, $12.01 over the past six months, and $12.26 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class'
tax-free yield, if  you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW
MARKET RECAP
Despite a municipal bond market
rally late in the period spurred by
attractively priced issues and yields
higher than they've been since
1997, munis produced lackluster
results during the 12-month period
ending October 31, 1999.
Following the global financial crisis
in the fall of 1998 and interest rate
jitters through most of 1999, the
Lehman Brothers Municipal Bond
Index - an index of approximately
50,000 investment-grade, fixed-rate,
tax-
exempt bonds - declined 1.77%
during the period. In comparison,
the Lehman Brothers Aggregate
Bond Index - a broad measure of
the taxable bond market - posted a
marginally positive return of
0.53%. In general, the negative
environment of increasing interest
rates and investors' persistent
concerns about inflation hit the
Lehman Brothers Long-Term
Government Bond Index the hardest,
as it fell 6.10% during the period.
While the supply of municipals was
relatively light during the period -
particularly compared to 1998's
near-record levels of issuance -
demand was similarly muted,
especially among institutional
investors. Muni bonds came under
further downward pressure in the
second half of the period following
two interest-rate hikes by the
Federal Reserve Board and
widespread belief among investors
that there would be a third hike in
November.
(photograph of Christine Thompson)
An interview with Christine Thompson, Portfolio Manager of Fidelity
Advisor Municipal Income Fund
Q. HOW DID THE FUND PERFORM, CHRISTINE?
A. For the 12-month period that ended October 31, 1999, the fund's
Class A, Class T, Class B and Class C shares had total returns of-2.36%, -2.53%, -3.16% and -3.24%, respectively. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned -4.18% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Municipal
Bond Index, which tracks the types of securities in which the fund invests, returned -1.77% for the same 12-month period.
Q. RISING INTEREST RATES MADE IT A FAIRLY DIFFICULT AND VOLATILE YEAR
FOR MUNICIPAL BONDS. WHY DID THE FUND OUTPERFORM ITS PEERS?
A. The fund's outperformance of its peers was in part due to duration management. In keeping with Fidelity's investment approach, I managed the fund's duration - a measure of its interest-rate sensitivity - to be in line with the municipal market as a whole, as reflected by the
Lehman Brothers Municipal Bond Index. As a result, I don't lengthen or shorten duration based on where I think interest rates will be at some point down the road, because I don't believe that anyone can do so with any accuracy over time. But other funds in the peer group do actively manage duration and some increased their interest-rate sensitivity, which likely caused their returns to suffer when interest rates rose.
Q. WHICH BOND MATURITIES DID YOU FAVOR?
A. I emphasized intermediate-maturity bonds - those set to mature within five to 15 years - which also was a plus for the fund's performance. Although they were a disappointment early on, they bounced back more recently. Initially, intermediates suffered primarily from reduced demand and increased supply at the hands of relatively heavy selling from some specific types of institutional investors. In contrast, relatively strong demand from individual investors helped to support the performance of shorter- and
longer-term bonds. Based on Fidelity's quantitative models,
intermediates offered the most attractive value for their given interest-rate sensitivity and their total return potential. The fund's focus on this maturity range worked in its favor during the past several months because institutional investors came back into the market with purchases of intermediate securities.
Q. THE FUND ALSO HAD A RELATIVELY LARGE EXPOSURE TO "PREMIUM" BONDS.
WHAT ARE PREMIUMS AND WHY WERE THEY ATTRACTIVE?
A. Premium coupon bonds pay interest rates above prevailing market rates and trade at prices above face - or par - value. One appealing aspect of premiums was that they were insulated from unfavorable tax treatment that negatively affected the prices of lower coupon bonds as interest rates rose.
Q. WHERE DID YOU FIND ATTRACTIVE OPPORTUNITIES?
A. I found some attractive opportunities in the education sector and bought bonds backed by colleges and universities. Education bonds offer diversification from the economically sensitive areas of the market - such as general obligation bonds. In addition, demographic trends support a growing number of students seeking to obtain advanced degrees over the next several years. I also found opportunities in the health care and utilities sectors, both of which are undergoing a wave of consolidation. I looked for bonds I felt could benefit from consolidation, either by being acquired or affiliating with a stronger entity, through the restructuring of debt.
Q. WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET AND THE FUND?
A. At the end of the period, municipals were priced attractively compared to their Treasury counterparts. To the extent that investors realize and act on that relative cheapness, municipals could gain ground on Treasuries. Of course, the major determinant of the bond market's performance will be the direction of interest rates, which I don't spend time trying to forecast. Rather, I look for attractively priced bonds that I believe will outperform, no matter where interest rates end up.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR
ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE
SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS
AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE
VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE
INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS
FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON
BEHALF OF ANY FIDELITY FUND.
(checkmark)FUND FACTS
GOAL: seeks to provide a high
current yield exempt from
federal income tax
START DATE: September 16,
1987
SIZE: as of October 31,
1999, more than $420
million
MANAGER: Christine Thompson,
since 1998; joined Fidelity
in 1985
CHRISTINE THOMPSON ON
MUNICIPAL BOND DEMAND:
"The demand for municipals can vary
a great deal in response to the
behavior of various market
participants. Corporations, individual
investors and trust accounts tend to
favor short-term securities, which are
less interest-rate sensitive and,
therefore, less volatile. Individual
investors, along with mutual funds
and insurance companies - which
invest the insurance premiums they
collect in bonds - are the primary
purchasers of intermediate-maturity
bonds. Longer-term securities, which
are the most volatile, generally are
the domain of long-term mutual funds,
hedge funds and other investors
known as `arbitrageurs,' who seek to
exploit small differences between
various fixed-income investments. At
various points in time, a given
municipal bond maturity may look
cheap or expensive as different
categories of investors embrace them
or step away from them. With the help
of Fidelity's research team, I try to
take advantage of the anomalies that
can occur by investing in the bond
maturities that look cheap and selling
those that have performed well in
response to strong demand."
NOTE TO SHAREHOLDERS: The fund is
managed to have similar overall
interest-rate risk to a benchmark
index that serves as a proxy for the
market in which the fund invests.
Through the current fiscal year, the
fund used the Lehman Brothers
Municipal Bond Index for this purpose.
Going forward the fund will use a new
benchmark, the Lehman Brothers
3+ Year Municipal Bond Index. The
new benchmark excludes securities
with maturities of less than three
years, and is more representative of
the fund's investment universe.
INVESTMENT CHANGES

TOP FIVE STATES AS OF OCTOBER
31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
New York                        18.0                    19.0
Texas                           8.4                     3.6
Massachusetts                   6.5                     6.8
Colorado                        5.3                     5.2
Washington                      5.1                     4.9
TOP FIVE SECTORS AS OF
OCTOBER 31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
General Obligations             19.3                    20.7
Electric Utilities              15.9                    17.6
Transportation                  14.4                    12.6
Health Care                     13.4                    14.0
Education                       8.0                     5.5
AVERAGE YEARS TO MATURITY AS
OF OCTOBER 31, 1999
                                                        6 MONTHS AGO
Years                           12.9                    12.9

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1999
                                        6 MONTHS AGO
Years                             6.7   6.4
DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES.
IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION
(MOODY'S RATINGS)
AS OF OCTOBER 31, 1999
Aaa         46.7%
Aa, A       24.3%
Baa         22.4%
Not Rated    4.7%
Short-term
Investments  1.9%
Row: 1, Col: 1, Value: 46.7
Row: 1, Col: 2, Value: 24.3
Row: 1, Col: 3, Value: 22.4
Row: 1, Col: 4, Value: 4.7
Row: 1, Col: 5, Value: 1.9
AS OF APRIL 30, 1999
Aaa         43.9%
Aa, A       28.6%
Baa         20.8%
Not Rated    4.8%
Short-term
Investments  1.9%
Row: 1, Col: 1, Value: 43.9
Row: 1, Col: 2, Value: 28.6
Row: 1, Col: 3, Value: 20.8
Row: 1, Col: 4, Value: 4.8
Row: 1, Col: 5, Value: 1.9
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets

MUNICIPAL BONDS - 97.6%
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
ALABAMA - 1.0%
Shelby County Gen. Oblig.         -         $ 4,000,000                     $ 4,266,000
Series A, 7.7% 8/1/17
ALASKA - 2.0%
Alaska Hsg. Fin. Corp. Rfdg.      Aa2        5,490,000                       5,307,732
Series A, 5.4% 12/1/13
Alaska Student Ln. Corp.
Student Ln. Rev.  Series A:
5.25% 7/1/07 (AMBAC Insured)      Aaa        1,500,000                       1,505,520
(e)
5.45% 7/1/09 (AMBAC Insured)      Aaa        1,500,000                       1,505,460
(e)
                                                                             8,318,712
ARIZONA - 1.3%
Arizona Student Ln. Aquistion     Aaa        1,300,000                       1,274,676
Auth. Rev. Series A1, 5.875%
5/1/18 (e)
Maricopa County Ind. Dev.         Baa1       4,495,000                       4,262,923
Auth. Health Facilities Rev.
Rfdg. (Catholic Healthcare
West Proj.) Series A, 4.1%
7/1/03
                                                                             5,537,599
ARKANSAS - 0.2%
Little Rock Arpt. Passenger       Aaa        680,000                         674,825
Facilities Charge Rev. 5.65%
5/1/16 (AMBAC Insured) (e)
CALIFORNIA - 3.8%
California Dept. of Wtr.          Aa2        2,190,000                       2,244,005
Resources Wtr. Sys. Rev.
(Central Valley Proj.)
Series J 2, 6.125% 12/1/13
California Hsg. Fin. Agcy.
Rev. (Home Mtg.):
Series B, 5.2% 8/1/26 (MBIA       Aaa        850,000                         852,491
Insured) (e)
Series R, 6.15% 8/1/27 (MBIA      Aaa        1,500,000                       1,497,165
Insured) (e)
California Pub. Works Board       A1         2,000,000                       1,989,700
Lease Rev. Rfdg. (California
Univ. Proj.) Series A, 5.5%
10/1/13
Central Valley Fing. Auth.        BBB-       4,500,000                       4,589,010
Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.) 6%
7/1/09
Foothill/Eastern Trans.           Aaa        2,000,000                       891,200
Corridor Agcy. Toll Road
Rev. (Cap. Appreciation) Sr.
Lien Series A,  0% 1/1/14
Northern California Pwr.          Aaa        750,000                         804,053
Agcy. Pub. Pwr. Rev. (Proj.
No. 3) 5.85% 7/1/10 (AMBAC
Insured) (Escrowed to
Maturity) (f)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
CALIFORNIA - CONTINUED
Sacramento City Fing. Auth.       Aaa       $ 1,225,000                     $ 642,721
Rev. (Cap. Appreciation)
Series B, 0% 11/1/11  (MBIA
Insured)
Sacramento City Fing. Auth.       Aaa        2,000,000                       1,908,100
Lease Rev. Rfdg. Series A,
5.4% 11/1/20 (AMBAC Insured)
Sacramento Cogeneration Auth.     BBB-       500,000                         522,885
Cogeneration Proj. Rev.
(Procter & Gamble Proj.)
6.375% 7/1/10
                                                                             15,941,330
COLORADO - 5.3%
Arapaho County Cap. Impt.         Aaa        14,000,000                      2,175,460
Trust Fund Hwy. Rev. (Cap.
Appreciation) Series C, 0%
8/31/26 (Pre-Refunded to
8/31/05 @ 20.8626) (f)
Colorado Health Facilities
Auth. Rev.:
(Nat'l. Benevolent Assoc.         Baa2       1,360,000                       1,341,518
Proj.) Series A, 6.5% 6/1/25
Rfdg. (Rocky Mountain
Adventist):
6.625% 2/1/13                     Baa2       6,900,000                       6,476,616
6.625% 2/1/22                     Baa2       4,000,000                       3,648,840
Colorado Springs Arpt. Rev.
(Cap. Appreciation) Series C:
0% 1/1/06 (MBIA Insured)          Aaa        1,405,000                       1,034,656
0% 1/1/08 (MBIA Insured)          Aaa        870,000                         568,867
Denver City & County Arpt.
Rev.:
(Cap. Appreciation):
Series A, 0% 11/15/02 (MBIA       Aaa        2,115,000                       1,841,911
Insured) (e)
Series D, 0% 11/15/04 (MBIA       Aaa        1,700,000                       1,328,941
Insured) (e)
Series A:
7.5% 11/15/23 (e)                 Baa1       2,070,000                       2,240,672
7.5% 11/15/23 (Pre-Refunded       Aaa        430,000                         487,719
to 11/15/04 @ 102) (e)(f)
Series C, 6.55% 11/15/02 (e)      Baa1       1,000,000                       1,036,560
                                                                             22,181,760
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
CONNECTICUT - 1.2%
Connecticut Health & Edl.         AAA       $ 2,170,000                     $ 2,321,683
Facilities Auth. Rev. (New
Britain Memorial Hosp.)
Series A, 7.5% 7/1/06
(Pre-Refunded to 7/1/02 @
102) (f)
Eastern Connecticut Resources     BBB        3,350,000                       2,923,612
Recovery Auth. Solid Waste
Rev. (Wheelabrator Lisbon
Proj.) Series A, 5.5% 1/1/20
(e)
                                                                             5,245,295
DISTRICT OF COLUMBIA - 3.1%
District of Columbia Gen.
Oblig. Rfdg.:
Series A:
6% 6/1/07 (MBIA Insured)          Aaa        1,850,000                       1,944,054
6% 6/1/07 (MBIA Insured)          Aaa        150,000                         159,164
(Escrowed to Maturity) (f)
Series B, 5% 6/1/05 (MBIA         Aaa        3,635,000                       3,644,342
Insured)
District of Columbia Hosp.        -          940,000                         980,495
Rev. (Hosp. for Sick
Children) Series A, 8.875%
1/1/21
District of Columbia Redev.
Land Agcy. Washington D.C.
Sports Arena Spl. Tax Rev.:
5.3% 11/1/99                      Baa        1,700,000                       1,700,000
5.625% 11/1/10                    Baa        485,000                         490,616
District of Columbia Rev.:
(Nat'l. Academy of Science        Aaa        2,500,000                       2,170,575
Proj.) Series A, 5% 1/1/19
(AMBAC Insured)
Rfdg. (Georgetown Univ.)          Aaa        2,000,000                       2,026,820
Series A, 5.95% 4/1/14 (MBIA
Insured)
                                                                             13,116,066
FLORIDA - 2.5%
Broward County Resource           A3         545,000                         562,533
Recovery Rev. (SES Broward
Co. LP South Proj.) 7.95%
12/1/08
Dade County Aviation Rev.         Aaa        5,000,000                       5,137,350
Rfdg. Series D, 5.75%
10/1/09 (AMBAC Insured) (e)
Florida Board of Ed. Cap.         Aa2        2,100,000                       2,007,789
Outlay Rfdg. (Pub. Ed.
Proj.) Series D, 5.75%
6/1/22 (b)
Florida Mid-Bay Bridge Auth.      -          2,500,000                       2,690,200
Rev. Series A, 7.5% 10/1/17
                                                                             10,397,872
GEORGIA - 0.2%
Atlanta Wtr. & Wastewtr. Rev.     Aaa        700,000                         707,182
Rfdg. Series A, 5.5% 11/1/10
(FGIC Insured)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
HAWAII - 1.7%
Honolulu City & County Gen.
Oblig. Rfdg.  Series C:
5% 7/1/07 (FGIC Insured)          Aaa       $ 3,500,000                     $ 3,490,970
5.125% 7/1/12 (FGIC Insured)      Aaa        4,000,000                       3,841,560
                                                                             7,332,530
ILLINOIS - 4.8%
Chicago Midway Arpt. Rev.         Aaa        1,500,000                       1,377,930
Series A, 5.5% 1/1/29 (MBIA
Insured)
Chicago O'Hare Int'l. Arpt.
Rev.:
(Passenger Facility Charge)       Aaa        2,500,000                       2,526,025
Series A, 5.6% 1/1/10 (AMBAC
Insured)
Rfdg. (Gen. Arpt. Proj.)
Series A:
6.25% 1/1/09 (AMBAC Insured)      Aaa        3,700,000                       3,917,227
(e)
6.375% 1/1/15 (MBIA Insured)      Aaa        1,400,000                       1,453,046
Chicago O'Hare Int'l. Arpt.       Baa2       1,000,000                       1,121,660
Spl. Facilities  Rev. Rfdg.
(American Airlines, Inc.
Proj.)  8.2% 12/1/24
Chicago School Reform Board       Aaa        5,000,000                       4,721,250
of Ed. (Chicago School
Reform) 5.75% 12/1/27 (AMBAC
Insured)
Du Page County Cmnty. High        Aaa        1,640,000                       1,726,641
School District #99 (Downers
Grove) Series A, 6% 2/1/06
(AMBAC Insured)
Illinois Edl. Facilities          Aaa        1,200,000                       1,271,784
Auth. Rev. Rfdg. (DePaul
Univ.) 6% 10/1/05 (AMBAC
Insured)
Illinois Health Facilities
Auth. Rev. (Memorial Hosp.
Proj.):
7.125% 5/1/10 (Pre-Refunded       -          1,000,000                       1,079,920
to  5/1/02 @ 102) (f)
7.25% 5/1/22 (Pre-Refunded to     -          1,000,000                       1,082,840
 5/1/02 @ 102) (f)
                                                                             20,278,323
INDIANA - 0.2%
Indianapolis Econ. Dev. Rev.      Baa2       1,000,000                       1,056,830
Rfdg. (Nat'l. Benevolent
Assoc.) 7.625% 10/1/22
IOWA - 0.8%
Iowa Student Ln. Liquidity        Aaa        3,500,000                       3,567,900
Corp. Student Ln. Rev. Rfdg.
Series B, 5.75% 12/1/07 (e)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
KANSAS - 0.6%
Kansas Dev. Fin. Auth. Rev.
(Sisters of Charity
Leavenworth):
5% 12/1/13 (MBIA Insured)         Aaa       $ 2,390,000                     $ 2,215,506
5% 12/1/14 (MBIA Insured)         Aaa        500,000                         455,285
                                                                             2,670,791
KENTUCKY - 1.9%
Kenton County Arpt. Board
Arpt. Rev.:
(Cincinnati/Northern Kentucky     Aaa        5,570,000                       5,836,190
Int'l.)  Series A, 6% 3/1/05
(MBIA Insured) (e)
(Spl. Facilities Delta            Baa3       2,000,000                       2,105,940
Airlines, Inc. Proj.)
Series A, 7.5% 2/1/20 (e)
                                                                             7,942,130
MARYLAND - 1.2%
Maryland Health & Higher Edl.
Facilities Auth. Rev.:
(Good Samaritan Hosp.):
5.75% 7/1/13 (AMBAC Insured)      Aaa        1,015,000                       1,023,983
(Escrowed to Maturity) (f)
5.75% 7/1/13 (Escrowed to         A1         1,665,000                       1,694,371
Maturity) (f)
Rfdg. (John Hopkins Univ.) 6%     Aa2        2,000,000                       2,143,960
7/1/10
                                                                             4,862,314
MASSACHUSETTS - 6.5%
Massachusetts Health & Edl.
Facilities Auth. Rev.:
(Bentley College) Series J,       Aaa        1,265,000                       1,120,398
5% 7/1/17 (MBIA Insured)
(Fairview Extended Care)          Aaa        5,000,000                       5,483,500
Series A, 10.25% 1/1/21
(Pre-Refunded to 1/1/01 @
103) (f)
(Hebrew Rehab. Ctr. for Aged)     A          2,000,000                       1,807,060
Series C, 5.25% 7/1/17
(New England Med. Ctr. Hosp.)     Aaa        500,000                         453,405
Series G, 5.375% 7/1/24
(MBIA Insured)
Massachusetts Ind. Fin. Agcy.     BBB        1,000,000                       968,590
Resource Recovery Rev. Rfdg.
(Ogden Haverhill Proj.)
Series A, 4.7% 12/1/03
Massachusetts Ind. Fin. Agcy.
Rev.:
(Atlanticare Med. Ctr.)           -          600,000                         612,000
Series B, 10.125% 11/1/14
(Pre-Refunded to  11/1/99 @
102) (f)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
MASSACHUSETTS - CONTINUED
Massachusetts Ind. Fin. Agcy.
Rev.: - continued
(Cap. Appreciation)
(Massachusetts Biomedical)
Series A 2:
0% 8/1/08                         A+        $ 800,000                       $ 503,608
0% 8/1/10                         -          4,500,000                       2,464,785
Massachusetts Muni. Wholesale     Baa2       1,000,000                       1,052,260
Elec. Co. Pwr. Supply Sys.
Rev. Rfdg. Series C, 6.5%
7/1/03
Massachusetts Tpk. Auth.          Aaa        5,000,000                       4,370,450
Metro. Hwy. Sys. Rev. Series
A, 5.125% 1/1/23 (MBIA
Insured)
Massachusetts Wtr. Poll.
Abatement Trust Rev. (MWRA
Ln. Prog.) Series A:
5.25% 8/1/13                      Aa1        100,000                         96,728
5.25% 8/1/14                      Aa1        300,000                         285,105
New England Ed. Ln. Marketing     A3         3,880,000                       3,971,335
Corp. Massachusetts Rfdg.
(Student Ln. Proj.) Series
F, 5.625% 7/1/04 (e)
New England Ed. Ln. Marketing     Aaa        4,005,000                       4,103,443
Corp. Massachusetts Student
Ln. Rev. Issue A, 5.8% 3/1/02
                                                                             27,292,667
MICHIGAN - 2.3%
Michigan Hosp. Fin. Auth.
Rev. Rfdg.:
(Genesys Reg'l. Hosp.) Series     Baa2       4,250,000                       4,056,923
A, 5.5% 10/1/18 (Escrowed to
Maturity) (f)
(Pontiac Osteopathic Hosp.)       Baa2       2,000,000                       1,756,600
Series A, 6% 2/1/24
Michigan Strategic Fund Rev.      Aaa        1,500,000                       1,366,170
Rfdg. (Detroit Edison Co.
Proj.) Series A, 5.55%
9/1/29 (MBIA Insured) (e)
Royal Oak Hosp. Fin. Auth.        Aa3        2,310,000                       2,435,387
Rev. Rfdg.  (William
Beaumont Hosp.) 6.25% 1/1/09
                                                                             9,615,080
MINNESOTA - 1.3%
Minneapolis & Saint Paul Hsg.     Aaa        1,800,000                       1,519,110
& Redev. Auth. Health Care
Sys. Rev. Rfdg. (Healthspan
Corp.) Series A, 4.75%
11/15/18 (AMBAC Insured)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
MINNESOTA - CONTINUED
Minnesota Hsg. Fin. Agcy.         Aa2       $ 2,000,000                     $ 2,039,640
Single Family Mtg. (Single
Family Mtg.) Series D, 6.4%
7/1/15 (e)
Rochester Health Care             AA+        2,000,000                       1,860,000
Facilities Rev. (Mayo
Foundation) Series A, 5.5%
11/15/27
                                                                             5,418,750
MISSISSIPPI - 1.0%
Mississippi Gen. Oblig. 6.2%      Aaa        3,720,000                       3,987,617
2/1/08  (Escrowed to
Maturity) (f)
Mississippi Home Corp. Single     Aaa        164,000                         170,780
Family Rev. Rfdg. Series A,
9.25% 3/1/12 (FGIC Insured)
                                                                             4,158,397
NEVADA - 0.6%
Las Vegas Downtown Redev.
Agcy. Tax Increment Rev.
(Fremont Street Proj.)
Series A:
6% 6/15/10                        BBB+       1,500,000                       1,478,355
6.1% 6/15/14                      BBB+       1,000,000                       999,740
                                                                             2,478,095
NEW HAMPSHIRE - 0.1%
New Hampshire Higher Edl. &       -          480,000                         502,354
Health Facilities Auth. Rev.
(Littleton Hosp. Assoc.,
Inc.)  Series A, 9.5% 5/1/20
(Pre-Refunded to 5/1/00 @
102) (f)
NEW JERSEY - 2.1%
New Jersey Edl. Facilities
Auth. Rev. Rfdg.  (Seton
Hall Univ. Proj.):
5% 7/1/18 (AMBAC Insured)         Aaa        1,000,000                       886,280
5.25% 7/1/07 (AMBAC Insured)      Aaa        1,610,000                       1,634,263
New Jersey Trans. Trust Fund      Aaa        4,000,000                       4,066,920
Auth. Rfdg. (Trans. Sys.)
Series A, 5.5% 6/15/11 (MBIA
Insured)
Passaic County Util. Auth.        Aaa        2,500,000                       2,253,475
Solid Waste Disp.  Rev.
Rfdg. (Cap. Appreciation) 0%
3/1/02 (MBIA Insured)
                                                                             8,840,938
NEW MEXICO - 1.8%
Albuquerque Arpt. Rev. Rfdg.:
6.7% 7/1/18 (AMBAC Insured)       Aaa        3,970,000                       4,213,996
(e)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
NEW MEXICO - CONTINUED
Albuquerque Arpt. Rev. Rfdg.:
- continued
6.75% 7/1/11 (AMBAC Insured)      Aaa       $ 1,805,000                     $ 2,006,420
(e)
New Mexico Edl. Assistance        Aaa        1,350,000                       1,353,267
Foundation  Student Ln. Rev.
Series B, 5.25% 4/1/05
(AMBAC Insured) (e)
                                                                             7,573,683
NEW YORK - 18.0%
Long Island Pwr. Auth. New        Aaa        9,390,000                       8,209,959
York Elec. Sys. Rev. Series
A, 5.125% 12/1/22 (FSA
Insured)
Metro. Trans. Auth. Dedicated     Aaa        1,000,000                       889,050
Tax Fund Series A, 5.25%
4/1/26 (MBIA Insured)
Metro. Trans. Auth. New York
Commuter Facilities Rev.:
Rfdg. (Svc. Contract) Series R:
5% 7/1/02                         Baa1       2,370,000                       2,394,530
5% 7/1/03                         Baa1       2,490,000                       2,512,211
Series A:
5.625% 7/1/27 (MBIA Insured)      Aaa        200,000                         188,896
6.125% 7/1/29                     Baa1       6,750,000                       6,672,578
Metro. Trans. Auth. New York      Baa1       1,010,000                       988,245
Svc. Contract Rev. Series P,
5.75% 7/1/15
Metro. Trans. Auth. New York
Trans. Facilities Rev. Rfdg.
(Svc. Contract Proj.) Series
8:
5.25% 7/1/17                      Baa1       500,000                         448,780
5.375% 7/1/21 (FSA Insured)       Aaa        700,000                         640,073
New York City:
Rfdg.:
Series A, 7% 8/1/03               A3         2,000,000                       2,148,960
Series B:
5.7% 8/15/02                      A3         1,130,000                       1,163,233
5.7% 8/15/02 (Escrowed to         A3         35,000                          36,159
Maturity) (f)
6.75% 8/15/03                     A3         2,000,000                       2,134,700
Series E, 6.5% 2/15/04 (FGIC      Aaa        1,000,000                       1,064,970
Insured)
Series D, 5.5% 2/15/04            A3         2,000,000                       2,050,180
Series H:
6.875% 2/1/02                     A3         160,000                         167,629
6.875% 2/1/02 (Escrowed to        Aaa        80,000                          84,233
Maturity) (f)
New York City Ind. Dev. Agcy.     Aaa        1,000,000                       1,045,910
Ind. Dev. Rev. (Japan
Airlines Co. Ltd. Proj.)
Series 1991,  6% 11/1/15
(FSA Insured) (e)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
NEW YORK - CONTINUED
New York City Ind. Dev. Agcy.     A3        $ 8,680,000                     $ 8,957,586
Spl. Facilities Rev. (Term.
One Group Assoc. Proj.) 5.9%
1/1/06 (e)
New York City Muni. Wtr. Fin.
Auth. Wtr. & Swr. Sys. Rev.
Series B:
5.5% 6/15/27 (MBIA Insured)       Aaa        3,500,000                       3,247,370
5.75% 6/15/26                     A1         5,000,000                       4,745,550
5.75% 6/15/29                     A1         4,000,000                       3,777,800
New York State Dorm. Auth.
Rev.:
(City Univ. Sys.                  Baa1       3,000,000                       3,108,930
Consolidated) Series A, 5.7%
7/1/05
Rfdg. (Jamaica Hosp.) Series      Aaa        6,150,000                       5,763,965
F, 5.2% 2/15/14 (MBIA
Insured)
New York State Envir.
Facilities Corp.:
Clean Wtr. & Drinking Rev.
(Revolving Funds) Series F:
4.875% 6/15/18                    Aa1        1,000,000                       860,480
4.875% 6/15/20                    Aa1        1,300,000                       1,102,049
5% 6/15/15                        Aa1        700,000                         627,445
New York State Envir.             Aa1        1,000,000                       883,850
Facilities Corp. Poll. Cont.
Rev. 5.125% 6/15/19
New York State Local Govt.        A3         7,500,000                       7,200,000
Assistance Corp. Rfdg.
Series C, 5.5% 4/1/17
New York State Thruway Auth.      Baa1       2,000,000                       2,090,100
Svc. Contract Rev. (Local
Hwy. & Bridges) 5.9% 4/1/07
Triborough Bridge & Tunnel        Aaa        500,000                         492,700
Auth. Spl. Oblig. Rfdg.
Series A, 5.25% 1/1/11 (FGIC
Insured)
                                                                             75,698,121
NORTH CAROLINA - 4.4%
North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.
Rfdg.:
Series A, 5.5% 1/1/05 (MBIA       Aaa        4,000,000                       4,112,160
Insured)
Series B:
6% 1/1/06                         Baa3       4,175,000                       4,218,587
7.25% 1/1/07                      Baa3       1,000,000                       1,078,380
Series C:
5.125% 1/1/03                     Baa1       2,700,000                       2,667,708
5.25% 1/1/04                      Baa1       1,365,000                       1,347,159
5.5% 1/1/07 (MBIA Insured)        Aaa        2,000,000                       2,044,840
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
NORTH CAROLINA - CONTINUED
North Carolina Muni. Pwr.
Agcy. #1 Catawba Elec. Rev.:
Rfdg. 5.75% 1/1/02                Baa1      $ 1,750,000                     $ 1,763,615
6.25% 1/1/17 (AMBAC Insured)      Aaa        1,150,000                       1,187,801
                                                                             18,420,250
OHIO - 4.5%
Cincinnati Student Ln. Fdg.       -          1,215,000                       1,241,208
Corp. Student Ln. Rev.
Series B, 8.875% 8/1/08 (e)
Franklin County Hosp. Rev.        Baa3       5,000,000                       4,791,300
(Doctor's Ohio Health Corp.)
Series A 4.75% 12/1/03
Gateway Economic Dev. Corp.       -          3,000,000                       3,003,780
Greater Cleveland Stadium
Rev. 6.5% 9/15/14 (e)
Marion County Hosp. Impt.         BBB+       1,000,000                       1,001,720
Rev. Rfdg. (Comnty. Hosp.
Proj.) 5.6% 5/15/01
Ohio Tpk. Commission Rfdg.        Aaa        5,000,000                       4,749,250
Series A, 5.5% 2/15/24 (FGIC
Insured)
Ohio Wtr. Dev. Auth. Poll.
Cont. Rev. (Wtr. Cont. Ln.
Fund):
State Match Series, 6.5%          Aaa        1,835,000                       1,988,039
12/1/04  (MBIA Insured)
Wtr. Quality Series, 5.625%       Aaa        2,000,000                       2,087,260
6/1/06  (MBIA Insured)
                                                                             18,862,557
OKLAHOMA - 1.2%
Sapulpa Muni. Auth. Util.         Aaa        1,000,000                       972,360
Rev. Rfdg. 5.75% 4/1/23
(FGIC Insured)
Tulsa Muni. Arpt. Trust Rev.      Baa2       4,000,000                       4,261,480
(American Airlines Corp.
Proj.) 7.35% 12/1/11
                                                                             5,233,840
PENNSYLVANIA - 3.8%
Allegheny County Arpt. Rev.       Aaa        1,000,000                       1,030,000
Rfdg. (Pittsburgh Int'l
Arpt. Proj.) Series A, 5.75%
1/1/07 (MBIA Insured) (e)
Allegheny County Ind. Dev.        -          325,000                         339,573
Auth. Rev. (YMCA Pittsburgh
Proj.) Series A, 8.75% 3/1/10
Butler County Ind. Dev. Auth.     A          3,000,000                       2,904,960
Health Ctr. Rev. Rfdg.
(Sherwood Oaks Proj.) 5.75%
6/1/11
Cumberland County Muni. Auth.
Rev. Rfdg. (Carlisle Hosp. &
Health):
6.8% 11/15/14                     Baa3       3,250,000                       3,283,345
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
PENNSYLVANIA - CONTINUED
Cumberland County Muni. Auth.
Rev. Rfdg. (Carlisle Hosp. &
Health): - continued
6.8% 11/15/23                     Baa3      $ 1,000,000                     $ 1,004,670
Delaware County Auth. Rev.
(1st. Mtg. Riddle Village
Proj.):
8.25% 6/1/22 (Escrowed to         Aaa        2,250,000                       2,604,870
Maturity) (f)
8.75% 6/1/10 (Pre-Refunded to     Aaa        2,870,000                       3,220,743
6/1/02 @ 102) (f)
Pennsylvania Ind. Dev. Auth.      Aaa        1,345,000                       1,396,635
Rev. (Econ. Dev.) 5.8%
7/1/09 (AMBAC Insured)
                                                                             15,784,796
RHODE ISLAND - 1.1%
Rhode Island Port Auth. &         Aaa        4,000,000                       4,506,640
Economic Dev. Corp. Arpt.
Rev. Series A, 7% 7/1/14
(FSA Insured) (e)
SOUTH CAROLINA - 0.4%
Piedmont Muni. Pwr. Agcy.         Aaa        1,715,000                       1,822,805
Elec. Rev. Rfdg. Series A,
6.25% 1/1/05 (FGIC Insured)
TENNESSEE - 0.3%
Metro. Govt. Nashville &          Aaa        1,000,000                       720,210
Davidson County Elec. Rev.
(Cap. Appreciation) Series
A, 0% 5/15/06 (MBIA Insured)
Tennessee Gen. Oblig. Rfdg.       Aaa        400,000                         426,564
Series A, 6% 5/1/07
                                                                             1,146,774
TEXAS - 8.4%
Conroe Independent School         Aaa        750,000                         457,643
District Rfdg.  (Cap.
Appreciation) Series B, 0%
2/15/09
Dallas-Fort Worth Int'l.          Baa1       6,000,000                       6,247,260
Arpt. Facility Impt. Corp.
Rev. (American Airlines,
Inc.) 7.5% 11/1/25 (e)
Fort Bend Independent School      AAA        2,500,000                       2,496,675
District Rfdg. 5.25% 2/15/10
Midlothian Independent School     Aaa        1,845,000                       1,500,317
District Rfdg. (Cap.
Appreciation) 0% 2/15/04
San Antonio Elec. & Gas Rev.      Aa1        75,000                          77,913
Rfdg. 5.5% 2/1/20
(Pre-Refunded to 2/1/07 @
101) (f)
San Antonio Gen. Oblig.           Aa2        1,390,000                       1,323,711
Series 2000, 5% 2/1/11 (b)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
TEXAS - CONTINUED
San Antonio Independent           Aaa       $ 3,650,000                     $ 3,808,921
School District 5.75% 8/15/10
Texas Gen. Oblig. (Texas Pub.     Aa1        5,000,000                       4,602,550
Fing. Auth. Proj.) Series A,
5% 10/1/14
Texas Muni. Pwr. Agcy. Rev.       Aaa        3,930,000                       2,040,063
Rfdg.  (Cap. Appreciation)
0% 9/1/11  (AMBAC Insured)
Travis County Health              Aaa        4,000,000                       4,058,600
Facilities Dev. Corp. Rev.
(Ascension Health Cr. Prog.)
Series A, 6.25% 11/15/19
(MBIA Insured)
Univ. of Texas Univ. Revs         Aa1        6,275,000                       6,339,507
Rfdg. (Fing. Sys. Proj.)
Series B, 5.625% 8/15/12
Yselta Independent School         Aaa        4,065,000                       2,415,423
District Rfdg. (Cap.
Appreciation) 0% 8/15/09
                                                                             35,368,583
UTAH - 2.6%
Intermountain Pwr. Agcy. Pwr.
Supply Rev.:
Rfdg.:
Series A, 6.5% 7/1/09 (AMBAC      Aaa        1,000,000                       1,092,440
Insured)
Series B, 5.75% 7/1/16 (MBIA      Aaa        2,500,000                       2,465,025
Insured)
Rfdg. Spl. Oblig. 6th Series      Aaa        7,000,000                       7,061,180
B, 6% 7/1/16 (MBIA Insured)
South Salt Lake City Ind.         -          250,000                         264,948
Rev. (Price Savers Wholesale
Club Proj.) 9% 11/15/13
                                                                             10,883,593
VIRGINIA - 0.3%
Loudoun County Ind. Dev.          -          1,000,000                       1,127,590
Auth. Residential Care
Facilities Rev. (Falcons
Landing Proj.) Series A,
9.25% 11/1/04 (Escrowed to
Maturity) (f)
WASHINGTON - 5.1%
King County Gen. Oblig.           Aa1        3,990,000                       4,111,057
Series D, 5.75% 12/1/11
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
WASHINGTON - CONTINUED
Washington Pub. Pwr. Supply
Sys. Nuclear  Proj. #2 Rev.:
Rfdg. Series A:
5% 7/1/05                         Aa1       $ 3,050,000                     $ 3,045,974
5.9% 7/1/04                       Aa1        1,000,000                       1,041,160
5.4% 7/1/12                       Aa1        14,000,000                      13,351,091
                                                                             21,549,282
TOTAL MUNICIPAL BONDS                                                        410,382,254
(Cost $415,389,508)

CASH EQUIVALENTS - 1.9%
                              SHARES
Municipal Central Cash Fund,   8,130,356                  8,130,356
3.56% (c)(d) (Cost
$8,130,356)
TOTAL INVESTMENT PORTFOLIO -                              418,512,610
99.5%
(Cost $423,519,864)
NET OTHER ASSETS - 0.5%                                   2,101,879
NET ASSETS - 100%                                       $ 420,614,489
LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
(d) The rate quoted is the annualized seven-day yield of the fund at period end.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
The composition of long-term debt holdings as percentage of total value of investments in securities, is as follows (ratings are (unaudited):
MOODY'S RATINGS            S&P RATINGS
Aaa, Aa, A        68.1%    AAA, AA, A    63.6%
Baa               19.4%    BBB           21.0%
Ba                0.0%     BB            0.0%
B                 0.0%     B             0.0%
Caa               0.0%     CCC           0.0%
Ca, C             0.0%     CC, C         0.0%
                           D             0.0%
The percentage not rated by Moody's or S&P amounted to 4.7%.
The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:
General Obligations          19.3%
Electric Utilities           15.9
Transportation               14.4
Health Care                  13.4
Education                     8.0
Escrowed/Pre-Refunded         7.9
Industrial Development        6.4
Water & Sewer                 5.7
Others (individually less     8.5
than 5%)
Net Other Assets              0.5
                            100.0%
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $423,519,864. Net unrealized depreciation aggregated $5,007,254, of which $6,610,938 related to appreciated investment securities and $11,618,192 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $13,685,000 of which $7,417,000 and $6,268,000 will expire on October 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
                                          OCTOBER 31, 1999
ASSETS
Investment in securities, at                  $ 418,512,610
value (cost $423,519,864) -
See accompanying schedule
Receivable for investments                     10,776,377
sold
Receivable for fund shares                     198,989
sold
Interest receivable                            7,068,772
Other receivables                              22,338
 TOTAL ASSETS                                  436,579,086
LIABILITIES
Payable for investments         $ 10,664,053
purchased Regular delivery
 Delayed delivery                3,449,619
Payable for fund shares          907,180
redeemed
Distributions payable            600,795
Accrued management fee           132,767
Distribution fees payable        129,306
Other payables and accrued       80,877
expenses
 TOTAL LIABILITIES                             15,964,597
NET ASSETS                                    $ 420,614,489
Net Assets consist of:
Paid in capital                               $ 439,900,857
Accumulated undistributed net                  (14,279,114)
realized  gain (loss) on
investments
Net unrealized appreciation                    (5,007,254)
(depreciation) on investments
NET ASSETS                                    $ 420,614,489
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                         OCTOBER 31, 1999
CALCULATION OF MAXIMUM             $11.69
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($10,721,810 (divided by)
917,460 shares)
Maximum offering price per         $12.27
share (100/95.25 of $11.69)
CLASS T: NET ASSET VALUE and       $11.70
redemption price per share
($329,926,390 (divided by)
28,197,578 shares)
Maximum offering price per         $12.12
share (100/96.50 of $11.70)
CLASS B: NET ASSET VALUE and       $11.67
offering price per share
($63,464,208 (divided by)
5,438,241 shares) A
CLASS C: NET ASSET VALUE and       $11.70
offering price per share
($13,071,301 (divided by)
1,117,056 shares) A
INSTITUTIONAL CLASS: NET           $11.65
ASSET VALUE, offering price
and redemption price   per
share ($3,430,780 (divided
by) 294,537 shares)
A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
                               YEAR ENDED OCTOBER 31, 1999
INTEREST INCOME                               $ 23,713,018
EXPENSES
Management fee                 $ 1,695,763
Transfer agent fees             460,510
Distribution fees               1,577,955
Accounting fees and expenses    141,615
Non-interested trustees'        1,358
compensation
Custodian fees and expenses     21,716
Registration fees               117,150
Audit                           37,659
Legal                           12,407
 Total expenses before          4,066,133
reductions
 Expense reductions             (3,319)        4,062,814
NET INTEREST INCOME                            19,650,204
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities          2,459,744
 Futures contracts              21,684         2,481,428
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities          (33,606,253)
 Futures contracts              (83,889)       (33,690,142)
NET GAIN (LOSS)                                (31,208,714)
NET INCREASE (DECREASE) IN                    $ (11,558,510)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                                 YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
INCREASE (DECREASE) IN NET
ASSETS
Operations Net interest income   $ 19,650,204                 $ 20,054,896
 Net realized gain (loss)         2,481,428                    842,117
 Change in net unrealized         (33,690,142)                 13,362,203
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       (11,558,510)                 34,259,216
NET ASSETS RESULTING  FROM
OPERATIONS
Distributions to shareholders     (19,650,204)                 (20,054,896)
from net interest income
Share transactions - net          (1,025,834)                  279,500
increase (decrease)
  TOTAL INCREASE (DECREASE)       (32,234,548)                 14,483,820
IN NET ASSETS
NET ASSETS
 Beginning of period              452,849,037                  438,365,217
 End of period                   $ 420,614,489                $ 452,849,037

FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED OCTOBER 31,          1999      1998      1997       1996 F
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 12.540  $ 12.150  $ 11.740   $ 11.630
period
Income from Investment
Operations
Net interest income               .567      .571      .583 D     .105 D, E
Net realized and unrealized       (.850)    .390      .445       .109
gain (loss)
Total from investment             (.283)    .961      1.028      .214
operations
Less Distributions
From net interest income          (.567)    (.571)    (.616) E   (.104)
In excess of net interest         -         -         (.002)     -
income
Total distributions               (.567)    (.571)    (.618)     (.104)
Net asset value, end of period   $ 11.690  $ 12.540  $ 12.150   $ 11.740
TOTAL RETURN B, C                 (2.36)%   8.07%     9.02%      1.84%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 10,722  $ 6,721   $ 3,755    $ 202
(000 omitted)
Ratio of expenses to average      .72%      .90% G    .90% G     .90% A, G
net assets
Ratio of net interest income      4.62%     4.57%     4.87%      5.73% A
to  average net assets
Portfolio turnover rate           23%       36%       36%        49%
A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED
FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD
HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - CLASS T
YEARS ENDED OCTOBER 31,          1999       1998       1997       1996        1995
SELECTED PER-SHARE DATA
Net asset value, beginning       $ 12.560   $ 12.150   $ 11.760   $ 11.880    $ 11.220
of period
Income from Investment
Operations
Net interest income               .555       .571       .597 B     .677 B, C   .700
Net realized and unrealized       (.860)     .410       .407       (.136)      .660
gain (loss)
Total from investment             (.305)     .981       1.004      .541        1.360
operations
Less Distributions
From net interest income          (.555)     (.571)     (.612) C   (.661)      (.700)
In excess of net interest         -          -          (.002)     -           -
income
Total distributions               (.555)     (.571)     (.614)     (.661)      (.700)
Net asset value, end of period   $ 11.700   $ 12.560   $ 12.150   $ 11.760    $ 11.880
TOTAL RETURN A                    (2.53)%    8.15%      8.89%      4.68%       12.50%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 329,926  $ 380,325  $ 392,075  $ 480,432   $ 565,131
(000 omitted)
Ratio of expenses to average      .81%       .87%       .89%       .89%        .91%
net assets
Ratio of net interest income      4.51%      4.62%      5.04%      5.74%       6.06%
to average net assets
Portfolio turnover rate           23%        36%        36%        49%         37%

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.

FINANCIAL HIGHLIGHTS - CLASS B
YEARS ENDED OCTOBER 31,          1999      1998      1997       1996        1995
SELECTED PER-SHARE DATA
Net asset value, beginning       $ 12.530  $ 12.130  $ 11.740   $ 11.860    $ 11.210
of period
Income from Investment
Operations
Net interest income               .476      .491      .515 C     .596 C, D   .612
Net realized and unrealized       (.860)    .400      .416       (.136)      .650
gain (loss)
Total from investment             (.384)    .891      .931       .460        1.262
operations
Less Distributions
From net interest income          (.476)    (.491)    (.539) D   (.580)      (.612)
In excess of net interest         -         -         (.002)     -           -
income
Total distributions               (.476)    (.491)    (.541)     (.580)      (.612)
Net asset value, end of period   $ 11.670  $ 12.530  $ 12.130   $ 11.740    $ 11.860
TOTAL RETURN A, B                 (3.16)%   7.47%     8.15%      3.98%       11.57%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 63,464  $ 55,032  $ 41,024   $ 39,389    $ 32,395
(000 omitted)
Ratio of expenses to average      1.46%     1.53%     1.56%      1.57%       1.86% E
net assets
Ratio of net interest income      3.88%     3.96%     4.35%      5.06%       5.18%
to average net assets
Portfolio turnover rate           23%       36%       36%        49%         37%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - CLASS C
YEARS ENDED OCTOBER 31,          1999      1998 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 12.560  $ 12.130
period
Income from Investment
Operations
Net interest income               .465      .455
Net realized and unrealized       (.860)    .430
gain (loss)
Total from investment             (.395)    .885
operations
Less Distributions
From net interest income          (.465)    (.455)
Net asset value, end of period   $ 11.700  $ 12.560
TOTAL RETURN B, C                 (3.24)%   7.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 13,071  $ 7,031
(000 omitted)
Ratio of expenses to average      1.56%     1.75% A, E
net assets
Ratio of net interest income      3.79%     3.60% A
to average net assets
Portfolio turnover rate           23%       36%
A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1998
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
YEARS ENDED OCTOBER 31,          1999      1998      1997       1996        1995 F
SELECTED PER-SHARE DATA
Net asset value, beginning       $ 12.510  $ 12.120  $ 11.720   $ 11.880    $ 11.700
of period
Income from Investment
Operations
Net interest income               .584      .592      .609 D     .707 D, E   .232
Net realized and unrealized       (.860)    .390      .464       (.197)      .180
gain (loss)
Total from investment             (.276)    .982      1.073      .510        .412
operations
Less Distributions
From net interest income          (.584)    (.592)    (.671) E   (.670)      (.232)
In excess of net interest         -         -         (.002)     -           -
income
Total distributions               (.584)    (.592)    (.673)     (.670)      (.232)
Net asset value, end of period   $ 11.650  $ 12.510  $ 12.120   $ 11.720    $ 11.880
TOTAL RETURN B, C                 (2.31)%   8.28%     9.44%      4.41%       3.55%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 3,431   $ 3,741   $ 1,511    $ 927       $ 154
(000 omitted)
Ratio of expenses to average      .60%      .75% G    .75% G     .75% G      .75% A, G
net assets
Ratio of net interest income      4.75%     4.75%     5.11%      5.88%       5.89% A
to average net assets
Portfolio turnover rate           23%       36%       36%        49%         37%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999
1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) (formerly a fund of Fidelity Advisor Series V) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Interest income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $100,137,443 and $107,267,340, respectively.
The market value of futures contracts opened and closed during the period amounted to $0 and $6,962,986, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment Adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .38% of average net assets. SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with FIMM, a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .15%
CLASS T    .25%
CLASS B    .90%*
CLASS C    1.00%**
* .65% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
** .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC
CLASS A   $ 14,240     $ 71
CLASS T    900,188      11,550
CLASS B    552,424      399,100
CLASS C    111,103      87,365
          $ 1,577,955  $ 498,086
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC
CLASS A   $ 50,968     $ 28,875
CLASS T    204,851      72,163
CLASS B    209,085      209,085*
CLASS C    16,279       16,279*
          $ 481,183    $ 326,402
* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT AND ACCOUNTING FEES. Effective June 14, 1999, Citibank, N.A. (Citibank) replaced UMB Bank, n.a. as the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, Class C, and Institutional Class shares. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC, an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:
                       AMOUNT     % OF AVERAGE NET ASSETS
CLASS A                $ 11,061   .12
CLASS T                 368,638   .10
CLASS B                 63,218    .10
CLASS C                 12,116    .11
INSTITUTIONAL CLASS     5,477     .15
                       $ 460,510
Citibank also has a sub-contract with Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
Through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $694 under the custodian arrangement, and Class T's transfer agent fees were reduced by $2,625 under the transfer agent arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                          YEARS ENDED OCTOBER 31,
                          1999                     1998 A
FROM NET INTEREST INCOME
Class A                   $ 439,029                $ 231,309
Class T                    16,229,661               17,722,552
Class B                    2,381,487                1,865,869
Class C                    421,752                  106,528
Institutional Class        178,275                  128,638
Total                     $ 19,650,204             $ 20,054,896
A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.
7. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:

                            SHARES                                          DOLLARS
                            YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,
                            1999                    1998                    1999                    1998
CLASS A Shares sold          565,131                 362,699                $ 6,989,179             $ 4,479,496
Reinvestment of
distributions                25,296                  11,508                  307,568                 142,669
Shares redeemed              (208,996)               (147,406)               (2,558,328)             (1,811,982)
Net increase (decrease)      381,631                 226,801                $ 4,738,419             $ 2,810,183
CLASS T Shares sold          3,793,311               4,799,958              $ 46,774,471            $ 59,544,980
Reinvestment of
distributions                835,205                 873,770                 10,221,698              10,820,895
Shares redeemed              (6,722,556)             (7,639,811)             (82,551,608)            (94,496,816)
Net increase (decrease)      (2,094,040)             (1,966,083)            $ (25,555,439)          $ (24,130,941)

7. SHARE TRANSACTIONS - CONTINUED

                            SHARES                                          DOLLARS
                            YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,
                            1999                    1998 A                  1999                    1998 A
CLASS B Shares sold          2,125,759               1,497,112              $ 26,076,418            $ 18,512,808
Reinvestment of
distributions                115,598                 86,162                  1,407,504               1,065,255
Shares redeemed              (1,196,611)             (572,594)               (14,568,680)            (7,073,528)
Net increase (decrease)      1,044,746               1,010,680              $ 12,915,242            $ 12,504,535
CLASS C Shares sold          871,985                 650,179                $ 10,752,375            $ 8,065,902
Reinvestment of
distributions                22,987                  4,455                   280,065                 55,539
Shares redeemed              (337,753)               (94,797)                (4,112,814)             (1,177,225)
Net increase (decrease)      557,219                 559,837                $ 6,919,626             $ 6,944,216
INSTITUTIONAL CLASS Shares   103,836                 238,568                $ 1,286,178             $ 2,943,409
sold
Reinvestment of
distributions                7,731                   6,313                   93,765                  77,958
Shares redeemed              (116,192)               (70,388)                (1,423,625)             (869,860)
Net increase (decrease)      (4,625)                 174,493                $ (43,682)              $ 2,151,507

A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.
8. PROPOSED REORGANIZATION.
The Board of Trustees of Fidelity Advisor Municipal Income Fund (the
fund) has approved an Agreement and Plan of Reorganization
("Agreement") between the fund and Fidelity Advisor Intermediate
Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Intermediate Municipal Income Fund in exchange solely for the number of shares of Class A, Class T, Class B, Class C and Institutional Class of the fund having the same relative net asset value as the outstanding shares of Class A, Class T, Class
B, Class C and Institutional Class of Fidelity Advisor Intermediate Municipal Income Fund as of the close of business of the New York
Stock Exchange on the day that the Reorganization is effective. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of Fidelity Advisor Intermediate
Municipal Income Fund. A Special Meeting of Shareholders ("Meeting")
of Fidelity Advisor Intermediate Municipal Income Fund will be held on April 19, 2000 to vote on the Agreement. A detailed description of the proposed transactions and voting information will be sent to shareholders of Fidelity Advisor Intermediate Municipal Income Fund in February, 2000. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about May 25,
2000.
REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Municipal Income Fund (formerly a fund of Fidelity
Advisor Series V):
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Municipal Income Fund (a fund of Fidelity Advisor
Series II, formerly a fund of Fidelity Advisor Series V) at October
31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity
Advisor Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October
31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999
DISTRIBUTIONS
During fiscal year ended 1999, 100% of the fund's income dividends was free from federal income tax, and 18.03% of the fund's income dividends was subject to the federal alternative minimum tax.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISER
Fidelity Investments Money
 Management, Inc. (FIMM)
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Christine J. Thompson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Citibank, N.A.
New York, NY
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
Citibank, N.A.
New York, NY
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
HIMI-ANN-1299  88209
1.538417.102
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund
(2_FIDELITY_LOGOS)(registered trademark)
FIDELITY(REGISTERED TRADEMARK) ADVISOR
MUNICIPAL INCOME FUND -
INSTITUTIONAL CLASS
ANNUAL REPORT
OCTOBER 31, 1999
(2_FIDELITY_LOGOS)(registered trademark)
CONTENTS
PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.
PERFORMANCE            4   How the fund has done over
                           time.
FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.
INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.
INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.
FINANCIAL STATEMENTS   25  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.
NOTES                  34  Notes to the financial
                           statements.
REPORT OF INDEPENDENT  41  The auditors' opinion.
ACCOUNTANTS
DISTRIBUTIONS          42
Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.
This report is printed on recycled paper using soy-based inks.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES
AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE
(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal
Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in
high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR MUNICIPAL INCOME FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional
Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee.
Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV MUNICIPAL INCOME      -2.31%       36.09%        101.78%
- INST CL
LB Municipal Bond                  -1.77%       39.75%        99.11%
General Municipal Debt Funds       -4.18%       33.04%        86.71%
Average
CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 263 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV MUNICIPAL INCOME    -2.31%       6.36%         7.27%
- INST CL
LB Municipal Bond                -1.77%       6.92%         7.13%
General Municipal Debt Funds     -4.18%       5.87%         6.43%
Average
AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares'
cumulative return and show you what would have happened if
Institutional Class shares had performed at a constant rate each year. $10,000 OVER 10 YEARS
             FA Municipal Income -CL I   LB Municipal Bond
             00679                       LB015
  1989/10/31      10000.00                    10000.00
  1989/11/30      10123.11                    10175.00
  1989/12/31      10219.35                    10258.23
  1990/01/31      10235.47                    10209.71
  1990/02/28      10308.83                    10300.58
  1990/03/31      10373.50                    10303.67
  1990/04/30      10278.62                    10229.07
  1990/05/31      10489.26                    10452.37
  1990/06/30      10612.85                    10544.24
  1990/07/31      10776.54                    10699.25
  1990/08/31      10703.82                    10543.89
  1990/09/30      10779.93                    10549.90
  1990/10/31      10927.93                    10741.28
  1990/11/30      11199.08                    10957.28
  1990/12/31      11270.53                    11004.95
  1991/01/31      11401.70                    11152.64
  1991/02/28      11489.36                    11249.66
  1991/03/31      11556.91                    11253.71
  1991/04/30      11745.09                    11403.39
  1991/05/31      11890.27                    11504.76
  1991/06/30      11917.94                    11493.37
  1991/07/31      12072.05                    11633.36
  1991/08/31      12181.07                    11786.57
  1991/09/30      12323.95                    11940.04
  1991/10/31      12460.51                    12047.50
  1991/11/30      12507.38                    12081.11
  1991/12/31      12643.41                    12340.37
  1992/01/31      12783.56                    12368.51
  1992/02/29      12853.01                    12372.46
  1992/03/31      12917.49                    12377.04
  1992/04/30      13034.08                    12487.20
  1992/05/31      13151.00                    12634.17
  1992/06/30      13331.33                    12846.17
  1992/07/31      13795.53                    13231.30
  1992/08/31      13688.71                    13102.30
  1992/09/30      13774.13                    13187.98
  1992/10/31      13607.90                    13058.35
  1992/11/30      13880.63                    13292.22
  1992/12/31      14047.99                    13427.94
  1993/01/31      14285.60                    13584.10
  1993/02/28      14790.04                    14075.44
  1993/03/31      14635.78                    13926.66
  1993/04/30      14790.98                    14067.18
  1993/05/31      14913.47                    14146.24
  1993/06/30      15152.58                    14382.34
  1993/07/31      15163.83                    14401.18
  1993/08/31      15554.38                    14701.01
  1993/09/30      15769.78                    14868.46
  1993/10/31      15778.24                    14897.15
  1993/11/30      15624.03                    14765.91
  1993/12/31      15984.82                    15077.62
  1994/01/31      16170.95                    15249.80
  1994/02/28      15743.55                    14854.83
  1994/03/31      14904.37                    14249.95
  1994/04/30      15003.27                    14370.79
  1994/05/31      15091.99                    14495.38
  1994/06/30      15036.43                    14406.81
  1994/07/31      15307.66                    14670.89
  1994/08/31      15331.71                    14721.65
  1994/09/30      15091.53                    14505.54
  1994/10/31      14826.98                    14247.92
  1994/11/30      14350.30                    13990.32
  1994/12/31      14698.10                    14298.24
  1995/01/31      15194.64                    14706.89
  1995/02/28      15604.04                    15134.56
  1995/03/31      15686.08                    15308.46
  1995/04/30      15737.64                    15326.52
  1995/05/31      16241.26                    15815.59
  1995/06/30      16113.86                    15678.00
  1995/07/31      16169.29                    15826.63
  1995/08/31      16336.27                    16027.31
  1995/09/30      16499.20                    16128.76
  1995/10/31      16693.85                    16363.27
  1995/11/30      17024.88                    16634.74
  1995/12/31      17175.96                    16794.60
  1996/01/31      17270.83                    16921.40
  1996/02/29      17231.94                    16807.18
  1996/03/31      16882.51                    16592.38
  1996/04/30      16814.21                    16545.43
  1996/05/31      16753.01                    16538.81
  1996/06/30      16950.12                    16718.92
  1996/07/31      17062.62                    16871.06
  1996/08/31      17101.51                    16867.01
  1996/09/30      17256.28                    17103.15
  1996/10/31      17429.81                    17296.58
  1996/11/30      17768.23                    17613.11
  1996/12/31      17707.29                    17539.14
  1997/01/31      17764.39                    17572.28
  1997/02/28      17946.91                    17733.60
  1997/03/31      17758.06                    17497.21
  1997/04/30      17901.01                    17643.66
  1997/05/31      18123.66                    17909.02
  1997/06/30      18359.30                    18099.75
  1997/07/31      18890.63                    18601.12
  1997/08/31      18724.08                    18426.82
  1997/09/30      18961.09                    18645.55
  1997/10/31      19075.95                    18765.44
  1997/11/30      19202.93                    18875.78
  1997/12/31      19517.78                    19151.18
  1998/01/31      19710.75                    19348.82
  1998/02/28      19735.47                    19354.62
  1998/03/31      19769.01                    19371.66
  1998/04/30      19669.58                    19284.29
  1998/05/31      19973.88                    19589.56
  1998/06/30      20049.58                    19666.74
  1998/07/31      20095.74                    19716.11
  1998/08/31      20402.45                    20020.72
  1998/09/30      20659.14                    20270.18
  1998/10/31      20656.16                    20269.77
  1998/11/30      20718.50                    20340.92
  1998/12/31      20749.72                    20392.18
  1999/01/31      20981.34                    20634.64
  1999/02/28      20855.35                    20544.47
  1999/03/31      20856.37                    20573.03
  1999/04/30      20904.11                    20624.25
  1999/05/31      20769.09                    20504.84
  1999/06/30      20443.43                    20209.57
  1999/07/31      20510.64                    20283.13
  1999/08/31      20355.29                    20120.87
  1999/09/30      20385.45                    20129.12
  1999/10/29      20178.22                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 094814 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Institutional
Class on October 31, 1989. As the chart shows, by October 31, 1999, the value of the investment would have grown to $20,178 - a 101.78% increase on the initial investment. For comparison, look at how the
Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,911 - a 99.11% increase.
(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS
                  YEARS ENDED OCTOBER 31,                        JULY 3, 1995  (COMMENCEMENT
                                                                 OF SALE OF INSTITUTIONAL
                                                                 CLASS SHARES) TO  OCTOBER 31,
                  1999                     1998   1997   1996    1995
Dividend returns  4.56%                    5.06%  6.01%  5.76%   2.01%
Capital returns   -6.87%                   3.22%  3.43%  -1.35%  1.54%
Total returns     -2.31%                   8.28%  9.44%  4.41%   3.55%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class'
share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
Dividends per share              4.98(cents)   29.42(cents)   58.36(cents)
Annualized dividend rate         5.02%         4.88%          4.78%
30-day annualized yield          4.92%         -              -
30-day annualized                7.69%         -              -
tax-equivalent yield
DIVIDENDS per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average net asset value of $11.69 over the past one month, $11.96 over the past six months, and $12.21 over the past one year, you can compare the class' income over these three periods.
The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past
30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW
MARKET RECAP
Despite a municipal bond market
rally late in the period spurred by
attractively priced issues and yields
higher than they've been since
1997, munis produced lackluster
results during the 12-month period
ending October 31, 1999.
Following the global financial crisis
in the fall of 1998 and interest rate
jitters through most of 1999, the
Lehman Brothers Municipal Bond
Index - an index of approximately
50,000 investment-grade, fixed-rate,
tax-
exempt bonds - declined 1.77%
during the period. In comparison,
the Lehman Brothers Aggregate
Bond Index - a broad measure of
the taxable bond market - posted a
marginally positive return of
0.53%. In general, the negative
environment of increasing interest
rates and investors' persistent
concerns about inflation hit the
Lehman Brothers Long-Term
Government Bond Index the hardest,
as it fell 6.10% during the period.
While the supply of municipals was
relatively light during the period -
particularly compared to 1998's
near-record levels of issuance -
demand was similarly muted,
especially among institutional
investors. Muni bonds came under
further downward pressure in the
second half of the period following
two interest-rate hikes by the
Federal Reserve Board and
widespread belief among investors
that there would be a third hike in
November.
(photograph of Christine Thompson)
An interview with Christine Thompson, Portfolio Manager of Fidelity Advisor Municipal Income Fund
Q. HOW DID THE FUND PERFORM, CHRISTINE?
A. For the 12-month period that ended October 31, 1999, the fund's Institutional Class shares had a total return of -2.31%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned -4.18% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Municipal Bond Index, which tracks the types of securities in which the fund invests, returned -1.77% for the same 12-month period.
Q. RISING INTEREST RATES MADE IT A FAIRLY DIFFICULT AND VOLATILE YEAR
FOR MUNICIPAL BONDS. WHY DID THE FUND OUTPERFORM ITS PEERS?
A. The fund's outperformance of its peers was in part due to duration management. In keeping with Fidelity's investment approach, I managed the fund's duration - a measure of its interest-rate sensitivity - to be in line with the municipal market as a whole, as reflected by the Lehman Brothers Municipal Bond Index. As a result, I don't lengthen or shorten duration based on where I think interest rates will be at some point down the road, because I don't believe that anyone can do so with any accuracy over time. But other funds in the peer group do actively manage duration and some increased their interest-rate sensitivity, which likely caused their returns to suffer when interest rates rose.
Q. WHICH BOND MATURITIES DID YOU FAVOR?
A. I emphasized intermediate-maturity bonds - those set to mature within five to 15 years - which also was a plus for the fund's performance. Although they were a disappointment early on, they bounced back more recently. Initially, intermediates suffered primarily from reduced demand and increased supply at the hands of relatively heavy selling from some specific types of institutional investors. In contrast, relatively strong demand from individual investors helped to support the performance of shorter- and
longer-term bonds. Based on Fidelity's quantitative models,
intermediates offered the most attractive value for their given interest-rate sensitivity and their total return potential. The fund's focus on this maturity range worked in its favor during the past several months because institutional investors came back into the market with purchases of intermediate securities.
Q. THE FUND ALSO HAD A RELATIVELY LARGE EXPOSURE TO "PREMIUM" BONDS.
WHAT ARE PREMIUMS AND WHY WERE THEY ATTRACTIVE?
A. Premium coupon bonds pay interest rates above prevailing market rates and trade at prices above face - or par - value. One appealing aspect of premiums was that they were insulated from unfavorable tax treatment that negatively affected the prices of lower coupon bonds as interest rates rose.
Q. WHERE DID YOU FIND ATTRACTIVE OPPORTUNITIES?
A. I found some attractive opportunities in the education sector and bought bonds backed by colleges and universities. Education bonds offer diversification from the economically sensitive areas of the market - such as general obligation bonds. In addition, demographic trends support a growing number of students seeking to obtain advanced degrees over the next several years. I also found opportunities in the health care and utilities sectors, both of which are undergoing a wave of consolidation. I looked for bonds I felt could benefit from consolidation, either by being acquired or affiliating with a stronger entity, through the restructuring of debt.
Q. WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET AND THE FUND?
A. At the end of the period, municipals were priced attractively compared to their Treasury counterparts. To the extent that investors realize and act on that relative cheapness, municipals could gain ground on Treasuries. Of course, the major determinant of the bond market's performance will be the direction of interest rates, which I don't spend time trying to forecast. Rather, I look for attractively priced bonds that I believe will outperform, no matter where interest rates end up.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR
ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE
SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS
AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE
INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS
FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON
BEHALF OF ANY FIDELITY FUND.
(checkmark)FUND FACTS
GOAL: seeks to provide a high
current yield exempt from
federal income tax
START DATE: September 16,
1987
SIZE: as of October 31,
1999, more than $420
million
MANAGER: Christine Thompson,
since 1998; joined Fidelity
in 1985
CHRISTINE THOMPSON ON
MUNICIPAL BOND DEMAND:
"The demand for municipals can vary
a great deal in response to the
behavior of various market
participants. Corporations, individual
investors and trust accounts tend to
favor short-term securities, which are
less interest-rate sensitive and,
therefore, less volatile. Individual
investors, along with mutual funds
and insurance companies - which
invest the insurance premiums they
collect in bonds - are the primary
purchasers of intermediate-maturity
bonds. Longer-term securities, which
are the most volatile, generally are
the domain of long-term mutual funds,
hedge funds and other investors
known as `arbitrageurs,' who seek to
exploit small differences between
various fixed-income investments. At
various points in time, a given
municipal bond maturity may look
cheap or expensive as different
categories of investors embrace them
or step away from them. With the help
of Fidelity's research team, I try to
take advantage of the anomalies that
can occur by investing in the bond
maturities that look cheap and selling
those that have performed well in
response to strong demand."
NOTE TO SHAREHOLDERS: The fund is
managed to have similar overall
interest-rate risk to a benchmark
index that serves as a proxy for the
market in which the fund invests.
Through the current fiscal year, the
fund used the Lehman Brothers
Municipal Bond Index for this purpose.
Going forward the fund will use a new
benchmark, the Lehman Brothers
3+ Year Municipal Bond Index. The
new benchmark excludes securities
with maturities of less than three
years, and is more representative of
the fund's investment universe.
INVESTMENT CHANGES

TOP FIVE STATES AS OF OCTOBER
31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
New York                        18.0                    19.0
Texas                           8.4                     3.6
Massachusetts                   6.5                     6.8
Colorado                        5.3                     5.2
Washington                      5.1                     4.9
TOP FIVE SECTORS AS OF
OCTOBER 31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
General Obligations             19.3                    20.7
Electric Utilities              15.9                    17.6
Transportation                  14.4                    12.6
Health Care                     13.4                    14.0
Education                       8.0                     5.5
AVERAGE YEARS TO MATURITY AS
OF OCTOBER 31, 1999
                                                        6 MONTHS AGO
Years                           12.9                    12.9

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1999
                                        6 MONTHS AGO
Years                             6.7   6.4
DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES.
IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION
(MOODY'S RATINGS)
AS OF OCTOBER 31, 1999
Aaa            46.7%
Aa, A          24.3%
Baa            22.4%
Not Rated       4.7%
Short-term
Investments     1.9%
Row: 1, Col: 1, Value: 46.7
Row: 1, Col: 2, Value: 24.3
Row: 1, Col: 3, Value: 22.4
Row: 1, Col: 4, Value: 4.7
Row: 1, Col: 5, Value: 1.9
AS OF APRIL 30, 1999
Aaa            43.9%
Aa, A          28.6%
Baa            20.8%
Not Rated       4.8%
Short-term
Investments     1.9%
Row: 1, Col: 1, Value: 43.9
Row: 1, Col: 2, Value: 28.6
Row: 1, Col: 3, Value: 20.8
Row: 1, Col: 4, Value: 4.8
Row: 1, Col: 5, Value: 1.9
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets

MUNICIPAL BONDS - 97.6%
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
ALABAMA - 1.0%
Shelby County Gen. Oblig.         -         $ 4,000,000                     $ 4,266,000
Series A, 7.7% 8/1/17
ALASKA - 2.0%
Alaska Hsg. Fin. Corp. Rfdg.      Aa2        5,490,000                       5,307,732
Series A, 5.4% 12/1/13
Alaska Student Ln. Corp.
Student Ln. Rev.  Series A:
5.25% 7/1/07 (AMBAC Insured)      Aaa        1,500,000                       1,505,520
(e)
5.45% 7/1/09 (AMBAC Insured)      Aaa        1,500,000                       1,505,460
(e)
                                                                             8,318,712
ARIZONA - 1.3%
Arizona Student Ln. Aquistion     Aaa        1,300,000                       1,274,676
Auth. Rev. Series A1, 5.875%
5/1/18 (e)
Maricopa County Ind. Dev.         Baa1       4,495,000                       4,262,923
Auth. Health Facilities Rev.
Rfdg. (Catholic Healthcare
West Proj.) Series A, 4.1%
7/1/03
                                                                             5,537,599
ARKANSAS - 0.2%
Little Rock Arpt. Passenger       Aaa        680,000                         674,825
Facilities Charge Rev. 5.65%
5/1/16 (AMBAC Insured) (e)
CALIFORNIA - 3.8%
California Dept. of Wtr.          Aa2        2,190,000                       2,244,005
Resources Wtr. Sys. Rev.
(Central Valley Proj.)
Series J 2, 6.125% 12/1/13
California Hsg. Fin. Agcy.
Rev. (Home Mtg.):
Series B, 5.2% 8/1/26 (MBIA       Aaa        850,000                         852,491
Insured) (e)
Series R, 6.15% 8/1/27 (MBIA      Aaa        1,500,000                       1,497,165
Insured) (e)
California Pub. Works Board       A1         2,000,000                       1,989,700
Lease Rev. Rfdg. (California
Univ. Proj.) Series A, 5.5%
10/1/13
Central Valley Fing. Auth.        BBB-       4,500,000                       4,589,010
Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.) 6%
7/1/09
Foothill/Eastern Trans.           Aaa        2,000,000                       891,200
Corridor Agcy. Toll Road
Rev. (Cap. Appreciation) Sr.
Lien Series A,  0% 1/1/14
Northern California Pwr.          Aaa        750,000                         804,053
Agcy. Pub. Pwr. Rev. (Proj.
No. 3) 5.85% 7/1/10 (AMBAC
Insured) (Escrowed to
Maturity) (f)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
CALIFORNIA - CONTINUED
Sacramento City Fing. Auth.       Aaa       $ 1,225,000                     $ 642,721
Rev. (Cap. Appreciation)
Series B, 0% 11/1/11  (MBIA
Insured)
Sacramento City Fing. Auth.       Aaa        2,000,000                       1,908,100
Lease Rev. Rfdg. Series A,
5.4% 11/1/20 (AMBAC Insured)
Sacramento Cogeneration Auth.     BBB-       500,000                         522,885
Cogeneration Proj. Rev.
(Procter & Gamble Proj.)
6.375% 7/1/10
                                                                             15,941,330
COLORADO - 5.3%
Arapaho County Cap. Impt.         Aaa        14,000,000                      2,175,460
Trust Fund Hwy. Rev. (Cap.
Appreciation) Series C, 0%
8/31/26 (Pre-Refunded to
8/31/05 @ 20.8626) (f)
Colorado Health Facilities
Auth. Rev.:
(Nat'l. Benevolent Assoc.         Baa2       1,360,000                       1,341,518
Proj.) Series A, 6.5% 6/1/25
Rfdg. (Rocky Mountain
Adventist):
6.625% 2/1/13                     Baa2       6,900,000                       6,476,616
6.625% 2/1/22                     Baa2       4,000,000                       3,648,840
Colorado Springs Arpt. Rev.
(Cap. Appreciation) Series C:
0% 1/1/06 (MBIA Insured)          Aaa        1,405,000                       1,034,656
0% 1/1/08 (MBIA Insured)          Aaa        870,000                         568,867
Denver City & County Arpt.
Rev.:
(Cap. Appreciation):
Series A, 0% 11/15/02 (MBIA       Aaa        2,115,000                       1,841,911
Insured) (e)
Series D, 0% 11/15/04 (MBIA       Aaa        1,700,000                       1,328,941
Insured) (e)
Series A:
7.5% 11/15/23 (e)                 Baa1       2,070,000                       2,240,672
7.5% 11/15/23 (Pre-Refunded       Aaa        430,000                         487,719
to 11/15/04 @ 102) (e)(f)
Series C, 6.55% 11/15/02 (e)      Baa1       1,000,000                       1,036,560
                                                                             22,181,760
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
CONNECTICUT - 1.2%
Connecticut Health & Edl.         AAA       $ 2,170,000                     $ 2,321,683
Facilities Auth. Rev. (New
Britain Memorial Hosp.)
Series A, 7.5% 7/1/06
(Pre-Refunded to 7/1/02 @
102) (f)
Eastern Connecticut Resources     BBB        3,350,000                       2,923,612
Recovery Auth. Solid Waste
Rev. (Wheelabrator Lisbon
Proj.) Series A, 5.5% 1/1/20
(e)
                                                                             5,245,295
DISTRICT OF COLUMBIA - 3.1%
District of Columbia Gen.
Oblig. Rfdg.:
Series A:
6% 6/1/07 (MBIA Insured)          Aaa        1,850,000                       1,944,054
6% 6/1/07 (MBIA Insured)          Aaa        150,000                         159,164
(Escrowed to Maturity) (f)
Series B, 5% 6/1/05 (MBIA         Aaa        3,635,000                       3,644,342
Insured)
District of Columbia Hosp.        -          940,000                         980,495
Rev. (Hosp. for Sick
Children) Series A, 8.875%
1/1/21
District of Columbia Redev.
Land Agcy. Washington D.C.
Sports Arena Spl. Tax Rev.:
5.3% 11/1/99                      Baa        1,700,000                       1,700,000
5.625% 11/1/10                    Baa        485,000                         490,616
District of Columbia Rev.:
(Nat'l. Academy of Science        Aaa        2,500,000                       2,170,575
Proj.) Series A, 5% 1/1/19
(AMBAC Insured)
Rfdg. (Georgetown Univ.)          Aaa        2,000,000                       2,026,820
Series A, 5.95% 4/1/14 (MBIA
Insured)
                                                                             13,116,066
FLORIDA - 2.5%
Broward County Resource           A3         545,000                         562,533
Recovery Rev. (SES Broward
Co. LP South Proj.) 7.95%
12/1/08
Dade County Aviation Rev.         Aaa        5,000,000                       5,137,350
Rfdg. Series D, 5.75%
10/1/09 (AMBAC Insured) (e)
Florida Board of Ed. Cap.         Aa2        2,100,000                       2,007,789
Outlay Rfdg. (Pub. Ed.
Proj.) Series D, 5.75%
6/1/22 (b)
Florida Mid-Bay Bridge Auth.      -          2,500,000                       2,690,200
Rev. Series A, 7.5% 10/1/17
                                                                             10,397,872
GEORGIA - 0.2%
Atlanta Wtr. & Wastewtr. Rev.     Aaa        700,000                         707,182
Rfdg. Series A, 5.5% 11/1/10
(FGIC Insured)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
HAWAII - 1.7%
Honolulu City & County Gen.
Oblig. Rfdg.  Series C:
5% 7/1/07 (FGIC Insured)          Aaa       $ 3,500,000                     $ 3,490,970
5.125% 7/1/12 (FGIC Insured)      Aaa        4,000,000                       3,841,560
                                                                             7,332,530
ILLINOIS - 4.8%
Chicago Midway Arpt. Rev.         Aaa        1,500,000                       1,377,930
Series A, 5.5% 1/1/29 (MBIA
Insured)
Chicago O'Hare Int'l. Arpt.
Rev.:
(Passenger Facility Charge)       Aaa        2,500,000                       2,526,025
Series A, 5.6% 1/1/10 (AMBAC
Insured)
Rfdg. (Gen. Arpt. Proj.)
Series A:
6.25% 1/1/09 (AMBAC Insured)      Aaa        3,700,000                       3,917,227
(e)
6.375% 1/1/15 (MBIA Insured)      Aaa        1,400,000                       1,453,046
Chicago O'Hare Int'l. Arpt.       Baa2       1,000,000                       1,121,660
Spl. Facilities  Rev. Rfdg.
(American Airlines, Inc.
Proj.)  8.2% 12/1/24
Chicago School Reform Board       Aaa        5,000,000                       4,721,250
of Ed. (Chicago School
Reform) 5.75% 12/1/27 (AMBAC
Insured)
Du Page County Cmnty. High        Aaa        1,640,000                       1,726,641
School District #99 (Downers
Grove) Series A, 6% 2/1/06
(AMBAC Insured)
Illinois Edl. Facilities          Aaa        1,200,000                       1,271,784
Auth. Rev. Rfdg. (DePaul
Univ.) 6% 10/1/05 (AMBAC
Insured)
Illinois Health Facilities
Auth. Rev. (Memorial Hosp.
Proj.):
7.125% 5/1/10 (Pre-Refunded       -          1,000,000                       1,079,920
to  5/1/02 @ 102) (f)
7.25% 5/1/22 (Pre-Refunded to     -          1,000,000                       1,082,840
 5/1/02 @ 102) (f)
                                                                             20,278,323
INDIANA - 0.2%
Indianapolis Econ. Dev. Rev.      Baa2       1,000,000                       1,056,830
Rfdg. (Nat'l. Benevolent
Assoc.) 7.625% 10/1/22
IOWA - 0.8%
Iowa Student Ln. Liquidity        Aaa        3,500,000                       3,567,900
Corp. Student Ln. Rev. Rfdg.
Series B, 5.75% 12/1/07 (e)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
KANSAS - 0.6%
Kansas Dev. Fin. Auth. Rev.
(Sisters of Charity
Leavenworth):
5% 12/1/13 (MBIA Insured)         Aaa       $ 2,390,000                     $ 2,215,506
5% 12/1/14 (MBIA Insured)         Aaa        500,000                         455,285
                                                                             2,670,791
KENTUCKY - 1.9%
Kenton County Arpt. Board
Arpt. Rev.:
(Cincinnati/Northern Kentucky     Aaa        5,570,000                       5,836,190
Int'l.)  Series A, 6% 3/1/05
(MBIA Insured) (e)
(Spl. Facilities Delta            Baa3       2,000,000                       2,105,940
Airlines, Inc. Proj.)
Series A, 7.5% 2/1/20 (e)
                                                                             7,942,130
MARYLAND - 1.2%
Maryland Health & Higher Edl.
Facilities Auth. Rev.:
(Good Samaritan Hosp.):
5.75% 7/1/13 (AMBAC Insured)      Aaa        1,015,000                       1,023,983
(Escrowed to Maturity) (f)
5.75% 7/1/13 (Escrowed to         A1         1,665,000                       1,694,371
Maturity) (f)
Rfdg. (John Hopkins Univ.) 6%     Aa2        2,000,000                       2,143,960
7/1/10
                                                                             4,862,314
MASSACHUSETTS - 6.5%
Massachusetts Health & Edl.
Facilities Auth. Rev.:
(Bentley College) Series J,       Aaa        1,265,000                       1,120,398
5% 7/1/17 (MBIA Insured)
(Fairview Extended Care)          Aaa        5,000,000                       5,483,500
Series A, 10.25% 1/1/21
(Pre-Refunded to 1/1/01 @
103) (f)
(Hebrew Rehab. Ctr. for Aged)     A          2,000,000                       1,807,060
Series C, 5.25% 7/1/17
(New England Med. Ctr. Hosp.)     Aaa        500,000                         453,405
Series G, 5.375% 7/1/24
(MBIA Insured)
Massachusetts Ind. Fin. Agcy.     BBB        1,000,000                       968,590
Resource Recovery Rev. Rfdg.
(Ogden Haverhill Proj.)
Series A, 4.7% 12/1/03
Massachusetts Ind. Fin. Agcy.
Rev.:
(Atlanticare Med. Ctr.)           -          600,000                         612,000
Series B, 10.125% 11/1/14
(Pre-Refunded to  11/1/99 @
102) (f)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
MASSACHUSETTS - CONTINUED
Massachusetts Ind. Fin. Agcy.
Rev.: - continued
(Cap. Appreciation)
(Massachusetts Biomedical)
Series A 2:
0% 8/1/08                         A+        $ 800,000                       $ 503,608
0% 8/1/10                         -          4,500,000                       2,464,785
Massachusetts Muni. Wholesale     Baa2       1,000,000                       1,052,260
Elec. Co. Pwr. Supply Sys.
Rev. Rfdg. Series C, 6.5%
7/1/03
Massachusetts Tpk. Auth.          Aaa        5,000,000                       4,370,450
Metro. Hwy. Sys. Rev. Series
A, 5.125% 1/1/23 (MBIA
Insured)
Massachusetts Wtr. Poll.
Abatement Trust Rev. (MWRA
Ln. Prog.) Series A:
5.25% 8/1/13                      Aa1        100,000                         96,728
5.25% 8/1/14                      Aa1        300,000                         285,105
New England Ed. Ln. Marketing     A3         3,880,000                       3,971,335
Corp. Massachusetts Rfdg.
(Student Ln. Proj.) Series
F, 5.625% 7/1/04 (e)
New England Ed. Ln. Marketing     Aaa        4,005,000                       4,103,443
Corp. Massachusetts Student
Ln. Rev. Issue A, 5.8% 3/1/02
                                                                             27,292,667
MICHIGAN - 2.3%
Michigan Hosp. Fin. Auth.
Rev. Rfdg.:
(Genesys Reg'l. Hosp.) Series     Baa2       4,250,000                       4,056,923
A, 5.5% 10/1/18 (Escrowed to
Maturity) (f)
(Pontiac Osteopathic Hosp.)       Baa2       2,000,000                       1,756,600
Series A, 6% 2/1/24
Michigan Strategic Fund Rev.      Aaa        1,500,000                       1,366,170
Rfdg. (Detroit Edison Co.
Proj.) Series A, 5.55%
9/1/29 (MBIA Insured) (e)
Royal Oak Hosp. Fin. Auth.        Aa3        2,310,000                       2,435,387
Rev. Rfdg.  (William
Beaumont Hosp.) 6.25% 1/1/09
                                                                             9,615,080
MINNESOTA - 1.3%
Minneapolis & Saint Paul Hsg.     Aaa        1,800,000                       1,519,110
& Redev. Auth. Health Care
Sys. Rev. Rfdg. (Healthspan
Corp.) Series A, 4.75%
11/15/18 (AMBAC Insured)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
MINNESOTA - CONTINUED
Minnesota Hsg. Fin. Agcy.         Aa2       $ 2,000,000                     $ 2,039,640
Single Family Mtg. (Single
Family Mtg.) Series D, 6.4%
7/1/15 (e)
Rochester Health Care             AA+        2,000,000                       1,860,000
Facilities Rev. (Mayo
Foundation) Series A, 5.5%
11/15/27
                                                                             5,418,750
MISSISSIPPI - 1.0%
Mississippi Gen. Oblig. 6.2%      Aaa        3,720,000                       3,987,617
2/1/08  (Escrowed to
Maturity) (f)
Mississippi Home Corp. Single     Aaa        164,000                         170,780
Family Rev. Rfdg. Series A,
9.25% 3/1/12 (FGIC Insured)
                                                                             4,158,397
NEVADA - 0.6%
Las Vegas Downtown Redev.
Agcy. Tax Increment Rev.
(Fremont Street Proj.)
Series A:
6% 6/15/10                        BBB+       1,500,000                       1,478,355
6.1% 6/15/14                      BBB+       1,000,000                       999,740
                                                                             2,478,095
NEW HAMPSHIRE - 0.1%
New Hampshire Higher Edl. &       -          480,000                         502,354
Health Facilities Auth. Rev.
(Littleton Hosp. Assoc.,
Inc.)  Series A, 9.5% 5/1/20
(Pre-Refunded to 5/1/00 @
102) (f)
NEW JERSEY - 2.1%
New Jersey Edl. Facilities
Auth. Rev. Rfdg.  (Seton
Hall Univ. Proj.):
5% 7/1/18 (AMBAC Insured)         Aaa        1,000,000                       886,280
5.25% 7/1/07 (AMBAC Insured)      Aaa        1,610,000                       1,634,263
New Jersey Trans. Trust Fund      Aaa        4,000,000                       4,066,920
Auth. Rfdg. (Trans. Sys.)
Series A, 5.5% 6/15/11 (MBIA
Insured)
Passaic County Util. Auth.        Aaa        2,500,000                       2,253,475
Solid Waste Disp.  Rev.
Rfdg. (Cap. Appreciation) 0%
3/1/02 (MBIA Insured)
                                                                             8,840,938
NEW MEXICO - 1.8%
Albuquerque Arpt. Rev. Rfdg.:
6.7% 7/1/18 (AMBAC Insured)       Aaa        3,970,000                       4,213,996
(e)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
NEW MEXICO - CONTINUED
Albuquerque Arpt. Rev. Rfdg.:
- continued
6.75% 7/1/11 (AMBAC Insured)      Aaa       $ 1,805,000                     $ 2,006,420
(e)
New Mexico Edl. Assistance        Aaa        1,350,000                       1,353,267
Foundation  Student Ln. Rev.
Series B, 5.25% 4/1/05
(AMBAC Insured) (e)
                                                                             7,573,683
NEW YORK - 18.0%
Long Island Pwr. Auth. New        Aaa        9,390,000                       8,209,959
York Elec. Sys. Rev. Series
A, 5.125% 12/1/22 (FSA
Insured)
Metro. Trans. Auth. Dedicated     Aaa        1,000,000                       889,050
Tax Fund Series A, 5.25%
4/1/26 (MBIA Insured)
Metro. Trans. Auth. New York
Commuter Facilities Rev.:
Rfdg. (Svc. Contract) Series R:
5% 7/1/02                         Baa1       2,370,000                       2,394,530
5% 7/1/03                         Baa1       2,490,000                       2,512,211
Series A:
5.625% 7/1/27 (MBIA Insured)      Aaa        200,000                         188,896
6.125% 7/1/29                     Baa1       6,750,000                       6,672,578
Metro. Trans. Auth. New York      Baa1       1,010,000                       988,245
Svc. Contract Rev. Series P,
5.75% 7/1/15
Metro. Trans. Auth. New York
Trans. Facilities Rev. Rfdg.
(Svc. Contract Proj.) Series
8:
5.25% 7/1/17                      Baa1       500,000                         448,780
5.375% 7/1/21 (FSA Insured)       Aaa        700,000                         640,073
New York City:
Rfdg.:
Series A, 7% 8/1/03               A3         2,000,000                       2,148,960
Series B:
5.7% 8/15/02                      A3         1,130,000                       1,163,233
5.7% 8/15/02 (Escrowed to         A3         35,000                          36,159
Maturity) (f)
6.75% 8/15/03                     A3         2,000,000                       2,134,700
Series E, 6.5% 2/15/04 (FGIC      Aaa        1,000,000                       1,064,970
Insured)
Series D, 5.5% 2/15/04            A3         2,000,000                       2,050,180
Series H:
6.875% 2/1/02                     A3         160,000                         167,629
6.875% 2/1/02 (Escrowed to        Aaa        80,000                          84,233
Maturity) (f)
New York City Ind. Dev. Agcy.     Aaa        1,000,000                       1,045,910
Ind. Dev. Rev. (Japan
Airlines Co. Ltd. Proj.)
Series 1991,  6% 11/1/15
(FSA Insured) (e)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
NEW YORK - CONTINUED
New York City Ind. Dev. Agcy.     A3        $ 8,680,000                     $ 8,957,586
Spl. Facilities Rev. (Term.
One Group Assoc. Proj.) 5.9%
1/1/06 (e)
New York City Muni. Wtr. Fin.
Auth. Wtr. & Swr. Sys. Rev.
Series B:
5.5% 6/15/27 (MBIA Insured)       Aaa        3,500,000                       3,247,370
5.75% 6/15/26                     A1         5,000,000                       4,745,550
5.75% 6/15/29                     A1         4,000,000                       3,777,800
New York State Dorm. Auth.
Rev.:
(City Univ. Sys.                  Baa1       3,000,000                       3,108,930
Consolidated) Series A, 5.7%
7/1/05
Rfdg. (Jamaica Hosp.) Series      Aaa        6,150,000                       5,763,965
F, 5.2% 2/15/14 (MBIA
Insured)
New York State Envir.
Facilities Corp.:
Clean Wtr. & Drinking Rev.
(Revolving Funds) Series F:
4.875% 6/15/18                    Aa1        1,000,000                       860,480
4.875% 6/15/20                    Aa1        1,300,000                       1,102,049
5% 6/15/15                        Aa1        700,000                         627,445
New York State Envir.             Aa1        1,000,000                       883,850
Facilities Corp. Poll. Cont.
Rev. 5.125% 6/15/19
New York State Local Govt.        A3         7,500,000                       7,200,000
Assistance Corp. Rfdg.
Series C, 5.5% 4/1/17
New York State Thruway Auth.      Baa1       2,000,000                       2,090,100
Svc. Contract Rev. (Local
Hwy. & Bridges) 5.9% 4/1/07
Triborough Bridge & Tunnel        Aaa        500,000                         492,700
Auth. Spl. Oblig. Rfdg.
Series A, 5.25% 1/1/11 (FGIC
Insured)
                                                                             75,698,121
NORTH CAROLINA - 4.4%
North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.
Rfdg.:
Series A, 5.5% 1/1/05 (MBIA       Aaa        4,000,000                       4,112,160
Insured)
Series B:
6% 1/1/06                         Baa3       4,175,000                       4,218,587
7.25% 1/1/07                      Baa3       1,000,000                       1,078,380
Series C:
5.125% 1/1/03                     Baa1       2,700,000                       2,667,708
5.25% 1/1/04                      Baa1       1,365,000                       1,347,159
5.5% 1/1/07 (MBIA Insured)        Aaa        2,000,000                       2,044,840
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
NORTH CAROLINA - CONTINUED
North Carolina Muni. Pwr.
Agcy. #1 Catawba Elec. Rev.:
Rfdg. 5.75% 1/1/02                Baa1      $ 1,750,000                     $ 1,763,615
6.25% 1/1/17 (AMBAC Insured)      Aaa        1,150,000                       1,187,801
                                                                             18,420,250
OHIO - 4.5%
Cincinnati Student Ln. Fdg.       -          1,215,000                       1,241,208
Corp. Student Ln. Rev.
Series B, 8.875% 8/1/08 (e)
Franklin County Hosp. Rev.        Baa3       5,000,000                       4,791,300
(Doctor's Ohio Health Corp.)
Series A 4.75% 12/1/03
Gateway Economic Dev. Corp.       -          3,000,000                       3,003,780
Greater Cleveland Stadium
Rev. 6.5% 9/15/14 (e)
Marion County Hosp. Impt.         BBB+       1,000,000                       1,001,720
Rev. Rfdg. (Comnty. Hosp.
Proj.) 5.6% 5/15/01
Ohio Tpk. Commission Rfdg.        Aaa        5,000,000                       4,749,250
Series A, 5.5% 2/15/24 (FGIC
Insured)
Ohio Wtr. Dev. Auth. Poll.
Cont. Rev. (Wtr. Cont. Ln.
Fund):
State Match Series, 6.5%          Aaa        1,835,000                       1,988,039
12/1/04  (MBIA Insured)
Wtr. Quality Series, 5.625%       Aaa        2,000,000                       2,087,260
6/1/06  (MBIA Insured)
                                                                             18,862,557
OKLAHOMA - 1.2%
Sapulpa Muni. Auth. Util.         Aaa        1,000,000                       972,360
Rev. Rfdg. 5.75% 4/1/23
(FGIC Insured)
Tulsa Muni. Arpt. Trust Rev.      Baa2       4,000,000                       4,261,480
(American Airlines Corp.
Proj.) 7.35% 12/1/11
                                                                             5,233,840
PENNSYLVANIA - 3.8%
Allegheny County Arpt. Rev.       Aaa        1,000,000                       1,030,000
Rfdg. (Pittsburgh Int'l
Arpt. Proj.) Series A, 5.75%
1/1/07 (MBIA Insured) (e)
Allegheny County Ind. Dev.        -          325,000                         339,573
Auth. Rev. (YMCA Pittsburgh
Proj.) Series A, 8.75% 3/1/10
Butler County Ind. Dev. Auth.     A          3,000,000                       2,904,960
Health Ctr. Rev. Rfdg.
(Sherwood Oaks Proj.) 5.75%
6/1/11
Cumberland County Muni. Auth.
Rev. Rfdg. (Carlisle Hosp. &
Health):
6.8% 11/15/14                     Baa3       3,250,000                       3,283,345
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
PENNSYLVANIA - CONTINUED
Cumberland County Muni. Auth.
Rev. Rfdg. (Carlisle Hosp. &
Health): - continued
6.8% 11/15/23                     Baa3      $ 1,000,000                     $ 1,004,670
Delaware County Auth. Rev.
(1st. Mtg. Riddle Village
Proj.):
8.25% 6/1/22 (Escrowed to         Aaa        2,250,000                       2,604,870
Maturity) (f)
8.75% 6/1/10 (Pre-Refunded to     Aaa        2,870,000                       3,220,743
6/1/02 @ 102) (f)
Pennsylvania Ind. Dev. Auth.      Aaa        1,345,000                       1,396,635
Rev. (Econ. Dev.) 5.8%
7/1/09 (AMBAC Insured)
                                                                             15,784,796
RHODE ISLAND - 1.1%
Rhode Island Port Auth. &         Aaa        4,000,000                       4,506,640
Economic Dev. Corp. Arpt.
Rev. Series A, 7% 7/1/14
(FSA Insured) (e)
SOUTH CAROLINA - 0.4%
Piedmont Muni. Pwr. Agcy.         Aaa        1,715,000                       1,822,805
Elec. Rev. Rfdg. Series A,
6.25% 1/1/05 (FGIC Insured)
TENNESSEE - 0.3%
Metro. Govt. Nashville &          Aaa        1,000,000                       720,210
Davidson County Elec. Rev.
(Cap. Appreciation) Series
A, 0% 5/15/06 (MBIA Insured)
Tennessee Gen. Oblig. Rfdg.       Aaa        400,000                         426,564
Series A, 6% 5/1/07
                                                                             1,146,774
TEXAS - 8.4%
Conroe Independent School         Aaa        750,000                         457,643
District Rfdg.  (Cap.
Appreciation) Series B, 0%
2/15/09
Dallas-Fort Worth Int'l.          Baa1       6,000,000                       6,247,260
Arpt. Facility Impt. Corp.
Rev. (American Airlines,
Inc.) 7.5% 11/1/25 (e)
Fort Bend Independent School      AAA        2,500,000                       2,496,675
District Rfdg. 5.25% 2/15/10
Midlothian Independent School     Aaa        1,845,000                       1,500,317
District Rfdg. (Cap.
Appreciation) 0% 2/15/04
San Antonio Elec. & Gas Rev.      Aa1        75,000                          77,913
Rfdg. 5.5% 2/1/20
(Pre-Refunded to 2/1/07 @
101) (f)
San Antonio Gen. Oblig.           Aa2        1,390,000                       1,323,711
Series 2000, 5% 2/1/11 (b)
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
TEXAS - CONTINUED
San Antonio Independent           Aaa       $ 3,650,000                     $ 3,808,921
School District 5.75% 8/15/10
Texas Gen. Oblig. (Texas Pub.     Aa1        5,000,000                       4,602,550
Fing. Auth. Proj.) Series A,
5% 10/1/14
Texas Muni. Pwr. Agcy. Rev.       Aaa        3,930,000                       2,040,063
Rfdg.  (Cap. Appreciation)
0% 9/1/11  (AMBAC Insured)
Travis County Health              Aaa        4,000,000                       4,058,600
Facilities Dev. Corp. Rev.
(Ascension Health Cr. Prog.)
Series A, 6.25% 11/15/19
(MBIA Insured)
Univ. of Texas Univ. Revs         Aa1        6,275,000                       6,339,507
Rfdg. (Fing. Sys. Proj.)
Series B, 5.625% 8/15/12
Yselta Independent School         Aaa        4,065,000                       2,415,423
District Rfdg. (Cap.
Appreciation) 0% 8/15/09
                                                                             35,368,583
UTAH - 2.6%
Intermountain Pwr. Agcy. Pwr.
Supply Rev.:
Rfdg.:
Series A, 6.5% 7/1/09 (AMBAC      Aaa        1,000,000                       1,092,440
Insured)
Series B, 5.75% 7/1/16 (MBIA      Aaa        2,500,000                       2,465,025
Insured)
Rfdg. Spl. Oblig. 6th Series      Aaa        7,000,000                       7,061,180
B, 6% 7/1/16 (MBIA Insured)
South Salt Lake City Ind.         -          250,000                         264,948
Rev. (Price Savers Wholesale
Club Proj.) 9% 11/15/13
                                                                             10,883,593
VIRGINIA - 0.3%
Loudoun County Ind. Dev.          -          1,000,000                       1,127,590
Auth. Residential Care
Facilities Rev. (Falcons
Landing Proj.) Series A,
9.25% 11/1/04 (Escrowed to
Maturity) (f)
WASHINGTON - 5.1%
King County Gen. Oblig.           Aa1        3,990,000                       4,111,057
Series D, 5.75% 12/1/11
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS  (UNAUDITED)                PRINCIPAL AMOUNT                VALUE (NOTE 1)
(A)
WASHINGTON - CONTINUED
Washington Pub. Pwr. Supply
Sys. Nuclear  Proj. #2 Rev.:
Rfdg. Series A:
5% 7/1/05                         Aa1       $ 3,050,000                     $ 3,045,974
5.9% 7/1/04                       Aa1        1,000,000                       1,041,160
5.4% 7/1/12                       Aa1        14,000,000                      13,351,091
                                                                             21,549,282
TOTAL MUNICIPAL BONDS                                                        410,382,254
(Cost $415,389,508)

CASH EQUIVALENTS - 1.9%
                              SHARES
Municipal Central Cash Fund,   8,130,356                  8,130,356
3.56% (c)(d) (Cost
$8,130,356)
TOTAL INVESTMENT PORTFOLIO -                              418,512,610
99.5%
(Cost $423,519,864)
NET OTHER ASSETS - 0.5%                                   2,101,879
NET ASSETS - 100%                                       $ 420,614,489
LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
(d) The rate quoted is the annualized seven-day yield of the fund at period end.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
The composition of long-term debt holdings as percentage of total value of investments in securities, is as follows (ratings are (unaudited):
MOODY'S RATINGS            S&P RATINGS
Aaa, Aa, A        68.1%    AAA, AA, A    63.6%
Baa               19.4%    BBB           21.0%
Ba                0.0%     BB            0.0%
B                 0.0%     B             0.0%
Caa               0.0%     CCC           0.0%
Ca, C             0.0%     CC, C         0.0%
                           D             0.0%
The percentage not rated by Moody's or S&P amounted to 4.7%.
The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:
General Obligations          19.3%
Electric Utilities           15.9
Transportation               14.4
Health Care                  13.4
Education                     8.0
Escrowed/Pre-Refunded         7.9
Industrial Development        6.4
Water & Sewer                 5.7
Others (individually less     8.5
than 5%)
Net Other Assets              0.5
                            100.0%
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $423,519,864. Net unrealized depreciation aggregated $5,007,254, of which $6,610,938 related to appreciated investment securities and $11,618,192 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $13,685,000 of which $7,417,000 and $6,268,000 will expire on October 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
                                           OCTOBER 31, 1999
ASSETS
Investment in securities, at                  $ 418,512,610
value (cost $423,519,864) -
See accompanying schedule
Receivable for investments                     10,776,377
sold
Receivable for fund shares                     198,989
sold
Interest receivable                            7,068,772
Other receivables                              22,338
 TOTAL ASSETS                                  436,579,086
LIABILITIES
Payable for investments         $ 10,664,053
purchased Regular delivery
 Delayed delivery                3,449,619
Payable for fund shares          907,180
redeemed
Distributions payable            600,795
Accrued management fee           132,767
Distribution fees payable        129,306
Other payables and accrued       80,877
expenses
 TOTAL LIABILITIES                             15,964,597
NET ASSETS                                    $ 420,614,489
Net Assets consist of:
Paid in capital                               $ 439,900,857
Accumulated undistributed net                  (14,279,114)
realized  gain (loss) on
investments
Net unrealized appreciation                    (5,007,254)
(depreciation) on investments
NET ASSETS                                    $ 420,614,489
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                         OCTOBER 31, 1999
CALCULATION OF MAXIMUM             $11.69
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($10,721,810 (divided by)
917,460 shares)
Maximum offering price per         $12.27
share (100/95.25 of $11.69)
CLASS T: NET ASSET VALUE and       $11.70
redemption price per share
($329,926,390 (divided by)
28,197,578 shares)
Maximum offering price per         $12.12
share (100/96.50 of $11.70)
CLASS B: NET ASSET VALUE and       $11.67
offering price per share
($63,464,208 (divided by)
5,438,241 shares) A
CLASS C: NET ASSET VALUE and       $11.70
offering price per share
($13,071,301 (divided by)
1,117,056 shares) A
INSTITUTIONAL CLASS: NET           $11.65
ASSET VALUE, offering price
and redemption price   per
share ($3,430,780 (divided
by) 294,537 shares)
A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
                               YEAR ENDED OCTOBER 31, 1999
INTEREST INCOME                               $ 23,713,018
EXPENSES
Management fee                 $ 1,695,763
Transfer agent fees             460,510
Distribution fees               1,577,955
Accounting fees and expenses    141,615
Non-interested trustees'        1,358
compensation
Custodian fees and expenses     21,716
Registration fees               117,150
Audit                           37,659
Legal                           12,407
 Total expenses before          4,066,133
reductions
 Expense reductions             (3,319)        4,062,814
NET INTEREST INCOME                            19,650,204
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities          2,459,744
 Futures contracts              21,684         2,481,428
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities          (33,606,253)
 Futures contracts              (83,889)       (33,690,142)
NET GAIN (LOSS)                                (31,208,714)
NET INCREASE (DECREASE) IN                    $ (11,558,510)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                                 YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
INCREASE (DECREASE) IN NET
ASSETS
Operations Net interest income   $ 19,650,204                 $ 20,054,896
 Net realized gain (loss)         2,481,428                    842,117
 Change in net unrealized         (33,690,142)                 13,362,203
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       (11,558,510)                 34,259,216
NET ASSETS RESULTING  FROM
OPERATIONS
Distributions to shareholders     (19,650,204)                 (20,054,896)
from net interest income
Share transactions - net          (1,025,834)                  279,500
increase (decrease)
  TOTAL INCREASE (DECREASE)       (32,234,548)                 14,483,820
IN NET ASSETS
NET ASSETS
 Beginning of period              452,849,037                  438,365,217
 End of period                   $ 420,614,489                $ 452,849,037

FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED OCTOBER 31,          1999      1998      1997       1996 F
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 12.540  $ 12.150  $ 11.740   $ 11.630
period
Income from Investment
Operations
Net interest income               .567      .571      .583 D     .105 D, E
Net realized and unrealized       (.850)    .390      .445       .109
gain (loss)
Total from investment             (.283)    .961      1.028      .214
operations
Less Distributions
From net interest income          (.567)    (.571)    (.616) E   (.104)
In excess of net interest         -         -         (.002)     -
income
Total distributions               (.567)    (.571)    (.618)     (.104)
Net asset value, end of period   $ 11.690  $ 12.540  $ 12.150   $ 11.740
TOTAL RETURN B, C                 (2.36)%   8.07%     9.02%      1.84%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 10,722  $ 6,721   $ 3,755    $ 202
(000 omitted)
Ratio of expenses to average      .72%      .90% G    .90% G     .90% A, G
net assets
Ratio of net interest income      4.62%     4.57%     4.87%      5.73% A
to  average net assets
Portfolio turnover rate           23%       36%       36%        49%
A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED
FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD
HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - CLASS T
YEARS ENDED OCTOBER 31,          1999       1998       1997       1996        1995
SELECTED PER-SHARE DATA
Net asset value, beginning       $ 12.560   $ 12.150   $ 11.760   $ 11.880    $ 11.220
of period
Income from Investment
Operations
Net interest income               .555       .571       .597 B     .677 B, C   .700
Net realized and unrealized       (.860)     .410       .407       (.136)      .660
gain (loss)
Total from investment             (.305)     .981       1.004      .541        1.360
operations
Less Distributions
From net interest income          (.555)     (.571)     (.612) C   (.661)      (.700)
In excess of net interest         -          -          (.002)     -           -
income
Total distributions               (.555)     (.571)     (.614)     (.661)      (.700)
Net asset value, end of period   $ 11.700   $ 12.560   $ 12.150   $ 11.760    $ 11.880
TOTAL RETURN A                    (2.53)%    8.15%      8.89%      4.68%       12.50%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 329,926  $ 380,325  $ 392,075  $ 480,432   $ 565,131
(000 omitted)
Ratio of expenses to average      .81%       .87%       .89%       .89%        .91%
net assets
Ratio of net interest income      4.51%      4.62%      5.04%      5.74%       6.06%
to average net assets
Portfolio turnover rate           23%        36%        36%        49%         37%

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.

FINANCIAL HIGHLIGHTS - CLASS B
YEARS ENDED OCTOBER 31,          1999      1998      1997       1996        1995
SELECTED PER-SHARE DATA
Net asset value, beginning       $ 12.530  $ 12.130  $ 11.740   $ 11.860    $ 11.210
of period
Income from Investment
Operations
Net interest income               .476      .491      .515 C     .596 C, D   .612
Net realized and unrealized       (.860)    .400      .416       (.136)      .650
gain (loss)
Total from investment             (.384)    .891      .931       .460        1.262
operations
Less Distributions
From net interest income          (.476)    (.491)    (.539) D   (.580)      (.612)
In excess of net interest         -         -         (.002)     -           -
income
Total distributions               (.476)    (.491)    (.541)     (.580)      (.612)
Net asset value, end of period   $ 11.670  $ 12.530  $ 12.130   $ 11.740    $ 11.860
TOTAL RETURN A, B                 (3.16)%   7.47%     8.15%      3.98%       11.57%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 63,464  $ 55,032  $ 41,024   $ 39,389    $ 32,395
(000 omitted)
Ratio of expenses to average      1.46%     1.53%     1.56%      1.57%       1.86% E
net assets
Ratio of net interest income      3.88%     3.96%     4.35%      5.06%       5.18%
to average net assets
Portfolio turnover rate           23%       36%       36%        49%         37%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - CLASS C
YEARS ENDED OCTOBER 31,          1999      1998 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 12.560  $ 12.130
period
Income from Investment
Operations
Net interest income               .465      .455
Net realized and unrealized       (.860)    .430
gain (loss)
Total from investment             (.395)    .885
operations
Less Distributions
From net interest income          (.465)    (.455)
Net asset value, end of period   $ 11.700  $ 12.560
TOTAL RETURN B, C                 (3.24)%   7.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 13,071  $ 7,031
(000 omitted)
Ratio of expenses to average      1.56%     1.75% A, E
net assets
Ratio of net interest income      3.79%     3.60% A
to average net assets
Portfolio turnover rate           23%       36%
A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1998
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
YEARS ENDED OCTOBER 31,          1999      1998      1997       1996        1995 F
SELECTED PER-SHARE DATA
Net asset value, beginning       $ 12.510  $ 12.120  $ 11.720   $ 11.880    $ 11.700
of period
Income from Investment
Operations
Net interest income               .584      .592      .609 D     .707 D, E   .232
Net realized and unrealized       (.860)    .390      .464       (.197)      .180
gain (loss)
Total from investment             (.276)    .982      1.073      .510        .412
operations
Less Distributions
From net interest income          (.584)    (.592)    (.671) E   (.670)      (.232)
In excess of net interest         -         -         (.002)     -           -
income
Total distributions               (.584)    (.592)    (.673)     (.670)      (.232)
Net asset value, end of period   $ 11.650  $ 12.510  $ 12.120   $ 11.720    $ 11.880
TOTAL RETURN B, C                 (2.31)%   8.28%     9.44%      4.41%       3.55%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 3,431   $ 3,741   $ 1,511    $ 927       $ 154
(000 omitted)
Ratio of expenses to average      .60%      .75% G    .75% G     .75% G      .75% A, G
net assets
Ratio of net interest income      4.75%     4.75%     5.11%      5.88%       5.89% A
to average net assets
Portfolio turnover rate           23%       36%       36%        49%         37%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999
1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) (formerly a fund of Fidelity Advisor Series V) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Interest income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $100,137,443 and $107,267,340, respectively.
The market value of futures contracts opened and closed during the period amounted to $0 and $6,962,986, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment Adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .38% of average net assets. SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with FIMM, a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .15%
CLASS T    .25%
CLASS B    .90%*
CLASS C    1.00%**
* .65% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
** .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC
CLASS A   $ 14,240     $ 71
CLASS T    900,188      11,550
CLASS B    552,424      399,100
CLASS C    111,103      87,365
          $ 1,577,955  $ 498,086
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC
CLASS A   $ 50,968     $ 28,875
CLASS T    204,851      72,163
CLASS B    209,085      209,085*
CLASS C    16,279       16,279*
          $ 481,183    $ 326,402
* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT AND ACCOUNTING FEES. Effective June 14, 1999, Citibank, N.A. (Citibank) replaced UMB Bank, n.a. as the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, Class C, and Institutional Class shares. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC, an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:
                       AMOUNT     % OF AVERAGE NET ASSETS
CLASS A                $ 11,061   .12
CLASS T                 368,638   .10
CLASS B                 63,218    .10
CLASS C                 12,116    .11
INSTITUTIONAL CLASS     5,477     .15
                       $ 460,510
Citibank also has a sub-contract with Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
Through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $694 under the custodian arrangement, and Class T's transfer agent fees were reduced by $2,625 under the transfer agent arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                          YEARS ENDED OCTOBER 31,
                          1999                     1998 A
FROM NET INTEREST INCOME
Class A                   $ 439,029                $ 231,309
Class T                    16,229,661               17,722,552
Class B                    2,381,487                1,865,869
Class C                    421,752                  106,528
Institutional Class        178,275                  128,638
Total                     $ 19,650,204             $ 20,054,896
A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.
7. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:

                            SHARES                                          DOLLARS
                            YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,
                            1999                    1998                    1999                    1998
CLASS A Shares sold          565,331                  362,699                $ 6,989,179             $ 4,479,496
Reinvestment of
distributions                25,296                  11,508                  307,568                 142,669
Shares redeemed              (208,996)               (147,406)               (2,558,328)             (1,811,982)
Net increase (decrease)      381,631                 226,801                $ 4,738,419             $ 2,810,183
CLASS T Shares sold          3,793,311               4,799,958              $ 46,774,471            $ 59,544,980
Reinvestment of
distributions                835,205                 873,770                 10,221,698              10,820,895
Shares redeemed              (6,722,556)             (7,639,811)             (82,551,608)            (94,496,816)
Net increase (decrease)      (2,094,040)             (1,966,083)            $ (25,555,439)          $ (24,130,941)

7. SHARE TRANSACTIONS - CONTINUED

                            SHARES                                          DOLLARS
                            YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,
                            1999                    1998 A                  1999                    1998 A
CLASS B Shares sold          2,125,759               1,497,112              $ 26,076,418            $ 18,512,808
Reinvestment of
distributions                115,598                 86,162                  1,407,504               1,065,255
Shares redeemed              (1,196,611)             (572,594)               (14,568,680)            (7,073,528)
Net increase (decrease)      1,044,746               1,010,680              $ 12,915,242            $ 12,504,535
CLASS C Shares sold          871,985                 650,179                $ 10,752,375            $ 8,065,902
Reinvestment of
distributions                22,987                  4,455                   280,065                 55,539
Shares redeemed              (337,753)               (94,797)                (4,112,814)             (1,177,225)
Net increase (decrease)      557,219                 559,837                $ 6,919,626             $ 6,944,216
INSTITUTIONAL CLASS Shares   103,836                 238,568                $ 1,286,178             $ 2,943,409
sold
Reinvestment of
distributions                7,731                   6,313                   93,765                  77,958
Shares redeemed              (116,192)               (70,388)                (1,423,625)             (869,860)
Net increase (decrease)      (4,625)                 174,493                $ (43,682)              $ 2,151,507

A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.
8. PROPOSED REORGANIZATION.
The Board of Trustees of Fidelity Advisor Municipal Income Fund (the
fund) has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Advisor Intermediate Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Intermediate Municipal Income Fund in exchange solely for the number of shares of Class A, Class T, Class B, Class C and Institutional Class of the fund having the same relative net asset value as the outstanding shares of Class A, Class T, Class B, Class C and Institutional Class of Fidelity Advisor Intermediate Municipal Income Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of Fidelity Advisor Intermediate Municipal Income Fund. A Special Meeting of Shareholders ("Meeting") of Fidelity Advisor Intermediate Municipal Income Fund will be held on April 19, 2000 to vote on the Agreement. A detailed description of the proposed transactions and voting information will be sent to shareholders of Fidelity Advisor Intermediate Municipal Income Fund in February, 2000. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about May 25, 2000.
REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Municipal Income Fund (formerly a fund of Fidelity Advisor Series V):
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Municipal Income Fund (a fund of Fidelity Advisor Series II, formerly a fund of Fidelity Advisor Series V) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999
DISTRIBUTIONS
During fiscal year ended 1999, 100% of the fund's income dividends was free from federal income tax, and 18.03% of the fund's income dividends was subject to the federal alternative minimum tax. INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISER
Fidelity Investments Money
 Management, Inc. (FIMM)
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Christine J. Thompson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Citibank, N.A.
New York, NY
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
Citibank, N.A.
New York, NY
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
HY-ANN-1299  88096
1.538463.102
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)
FIDELITY(REGISTERED TRADEMARK) ADVISOR
INTERMEDIATE MUNICIPAL INCOME  FUND - CLASS A, CLASS T, CLASS B
AND CLASS C
ANNUAL REPORT
OCTOBER 31, 1999
(2_FIDELITY_LOGOS)(registered trademark)
CONTENTS
PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.
PERFORMANCE            4   How the fund has done over
                           time.
FUND TALK              19  The manager's review of fund
                           performance, strategy and
                           outlook.
INVESTMENT CHANGES     22  A summary of major shifts in
                           the fund's investments over
                           the past six months.
INVESTMENTS            23  A complete list of the fund's
                           investments with their
                           market values.
FINANCIAL STATEMENTS   31  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.
NOTES                  40  Notes to the financial
                           statements.
REPORT OF INDEPENDENT  49  The auditors' opinion.
ACCOUNTANTS
DISTRIBUTIONS          50
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.
This report is printed on recycled paper using soy-based inks.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES
AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE
(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal
Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in
high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T shares and reflect Class T shares' 0.25% 12b-1 fee. Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV INT MUNICIPAL         -1.07%       32.11%        74.81%
INCOME - CL A
FIDELITY ADV INT MUNICIPAL         -4.78%       27.16%        68.26%
INCOME - CL A   (INCL. 3.75%
SALES CHARGE)
LB 1-17 Year Municipal Bond        -0.07%       37.20%        n/a
Intermediate Municipal Debt        -1.47%       30.78%        80.53%
Funds Average
CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare Class A's returns to those of the Lehman
Brothers 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. To measure how Class A's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 132 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV INT MUNICIPAL       -1.07%       5.73%         5.74%
INCOME - CL A
FIDELITY ADV INT MUNICIPAL       -4.78%       4.92%         5.34%
INCOME - CL A   (INCL. 3.75%
SALES CHARGE)
LB 1-17 Year Municipal Bond      -0.07%       6.53%         n/a
Intermediate Municipal Debt      -1.47%       5.51%         6.08%
Funds Average
AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Int Muni Inc -CL A       LB Municipal Bond
             00262                       LB015
  1989/10/31       9625.00                    10000.00
  1989/11/30       9730.31                    10175.00
  1989/12/31       9818.02                    10258.23
  1990/01/31       9785.99                    10209.71
  1990/02/28       9872.89                    10300.58
  1990/03/31       9889.71                    10303.67
  1990/04/30       9788.01                    10229.07
  1990/05/31       9966.47                    10452.37
  1990/06/30      10048.98                    10544.24
  1990/07/31      10170.25                    10699.25
  1990/08/31      10111.12                    10543.89
  1990/09/30      10138.20                    10549.90
  1990/10/31      10251.58                    10741.28
  1990/11/30      10415.14                    10957.28
  1990/12/31      10443.25                    11004.95
  1991/01/31      10559.86                    11152.64
  1991/02/28      10656.00                    11249.66
  1991/03/31      10663.16                    11253.71
  1991/04/30      10759.83                    11403.39
  1991/05/31      10846.02                    11504.76
  1991/06/30      10852.61                    11493.37
  1991/07/31      10961.32                    11633.36
  1991/08/31      11048.90                    11786.57
  1991/09/30      11116.62                    11940.04
  1991/10/31      11236.00                    12047.50
  1991/11/30      11264.32                    12081.11
  1991/12/31      11450.46                    12340.37
  1992/01/31      11530.45                    12368.51
  1992/02/29      11543.67                    12372.46
  1992/03/31      11499.53                    12377.04
  1992/04/30      11579.97                    12487.20
  1992/05/31      11706.98                    12634.17
  1992/06/30      11860.62                    12846.17
  1992/07/31      12116.05                    13231.30
  1992/08/31      12026.47                    13102.30
  1992/09/30      12140.16                    13187.98
  1992/10/31      12053.78                    13058.35
  1992/11/30      12274.03                    13292.22
  1992/12/31      12288.86                    13427.94
  1993/01/31      12428.59                    13584.10
  1993/02/28      12773.66                    14075.44
  1993/03/31      12646.95                    13926.66
  1993/04/30      12735.90                    14067.18
  1993/05/31      12789.51                    14146.24
  1993/06/30      12924.31                    14382.34
  1993/07/31      12938.99                    14401.18
  1993/08/31      13177.05                    14701.01
  1993/09/30      13313.37                    14868.46
  1993/10/31      13325.87                    14897.15
  1993/11/30      13221.99                    14765.91
  1993/12/31      13447.90                    15077.62
  1994/01/31      13572.67                    15249.80
  1994/02/28      13233.77                    14854.83
  1994/03/31      12716.72                    14249.95
  1994/04/30      12829.28                    14370.79
  1994/05/31      12944.10                    14495.38
  1994/06/30      12851.08                    14406.81
  1994/07/31      13030.13                    14670.89
  1994/08/31      13079.40                    14721.65
  1994/09/30      12932.92                    14505.54
  1994/10/31      12736.26                    14247.92
  1994/11/30      12457.95                    13990.32
  1994/12/31      12683.46                    14298.24
  1995/01/31      13002.64                    14706.89
  1995/02/28      13332.58                    15134.56
  1995/03/31      13478.42                    15308.46
  1995/04/30      13474.55                    15326.52
  1995/05/31      13782.30                    15815.59
  1995/06/30      13708.25                    15678.00
  1995/07/31      13797.49                    15826.63
  1995/08/31      13983.98                    16027.31
  1995/09/30      14073.32                    16128.76
  1995/10/31      14223.43                    16363.27
  1995/11/30      14387.32                    16634.74
  1995/12/31      14484.01                    16794.60
  1996/01/31      14580.65                    16921.40
  1996/02/29      14533.02                    16807.18
  1996/03/31      14389.99                    16592.38
  1996/04/30      14344.05                    16545.43
  1996/05/31      14342.50                    16538.81
  1996/06/30      14453.20                    16718.92
  1996/07/31      14565.98                    16871.06
  1996/08/31      14564.94                    16867.01
  1996/09/30      14692.85                    17103.15
  1996/10/31      14836.60                    17296.58
  1996/11/30      15093.91                    17613.11
  1996/12/31      15036.96                    17539.14
  1997/01/31      15080.36                    17572.28
  1997/02/28      15206.23                    17733.60
  1997/03/31      15027.77                    17497.21
  1997/04/30      15141.99                    17643.66
  1997/05/31      15302.84                    17909.02
  1997/06/30      15462.77                    18099.75
  1997/07/31      15847.96                    18601.12
  1997/08/31      15711.50                    18426.82
  1997/09/30      15887.91                    18645.55
  1997/10/31      15976.78                    18765.44
  1997/11/30      16062.80                    18875.78
  1997/12/31      16242.79                    19151.18
  1998/01/31      16377.19                    19348.82
  1998/02/28      16368.53                    19354.62
  1998/03/31      16380.88                    19371.66
  1998/04/30      16315.63                    19284.29
  1998/05/31      16529.53                    19589.56
  1998/06/30      16586.91                    19666.74
  1998/07/31      16600.50                    19716.11
  1998/08/31      16831.13                    20020.72
  1998/09/30      17013.60                    20270.18
  1998/10/31      17008.52                    20269.77
  1998/11/30      17048.55                    20340.92
  1998/12/31      17075.26                    20392.18
  1999/01/31      17278.42                    20634.64
  1999/02/28      17187.18                    20544.47
  1999/03/31      17183.51                    20573.03
  1999/04/30      17225.81                    20624.25
  1999/05/31      17137.98                    20504.84
  1999/06/30      16901.82                    20209.57
  1999/07/31      16960.21                    20283.13
  1999/08/31      16887.91                    20120.87
  1999/09/30      16929.73                    20129.12
  1999/10/29      16825.79                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 090431 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Municipal Income Fund -
Class A on October 31, 1989, and the current 3.75% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $16,826 - a 68.26% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,911 - a 99.11% increase.
(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

TOTAL RETURN COMPONENTS
                  YEARS ENDED OCTOBER 31,                SEPTEMBER 3, 1996
                                                         (COMMENCEMENT OF SALE OF
                                                         CLASS A SHARES) TO OCTOBER 31,
                  1999                     1998   1997   1996
Dividend returns  3.98%                    4.37%  4.65%  0.75%
Capital returns   -5.05%                   2.09%  3.03%  1.08%
Total returns     -1.07%                   6.46%  7.68%  1.83%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class'
share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effect of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
Dividends per share             3.71(cents)   21.51(cents)   43.12(cents)
Annualized dividend rate        4.30%         4.13%          4.11%
30-day annualized yield         4.19%         -              -
30-day annualized               6.55%         -              -
tax-equivalent yield
DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $10.17 over the past one month, $10.33 over the past six months and $10.50 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period.
It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 3.75% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36%
federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses, the yield and tax equivalent yield would have been 4.11% and 6.42%, respectively.
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.25% 12b-1 fee that is reflected in returns after September 10, 1992. Returns prior to that date are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV INT MUNICIPAL         -1.11%       31.83%        74.44%
INCOME - CL T
FIDELITY ADV INT MUNICIPAL         -3.83%       28.20%        69.64%
INCOME - CL T  (INCL. 2.75%
SALES CHARGE)
LB 1-17 Year Municipal Bond        -0.07%       37.20%        n/a
Intermediate Municipal Debt        -1.47%       30.78%        80.53%
Funds Average
CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare Class T's returns to those of the Lehman
Brothers 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. To measure how Class T's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 132 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV INT MUNICIPAL       -1.11%       5.68%         5.72%
INCOME - CL T
FIDELITY ADV INT MUNICIPAL       -3.83%       5.09%         5.43%
INCOME - CL T  (INCL. 2.75%
SALES CHARGE)
LB 1-17 Year Municipal Bond      -0.07%       6.53%         n/a
Intermediate Municipal Debt      -1.47%       5.51%         6.08%
Funds Average
AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you
what would have happened if Class T had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Int Muni Inc -CL T       LB Municipal Bond
             00289                       LB015
  1989/10/31       9725.00                    10000.00
  1989/11/30       9831.40                    10175.00
  1989/12/31       9920.02                    10258.23
  1990/01/31       9887.66                    10209.71
  1990/02/28       9975.47                    10300.58
  1990/03/31       9992.46                    10303.67
  1990/04/30       9889.70                    10229.07
  1990/05/31      10070.01                    10452.37
  1990/06/30      10153.39                    10544.24
  1990/07/31      10275.92                    10699.25
  1990/08/31      10216.17                    10543.89
  1990/09/30      10243.53                    10549.90
  1990/10/31      10358.09                    10741.28
  1990/11/30      10523.35                    10957.28
  1990/12/31      10551.75                    11004.95
  1991/01/31      10669.57                    11152.64
  1991/02/28      10766.72                    11249.66
  1991/03/31      10773.95                    11253.71
  1991/04/30      10871.62                    11403.39
  1991/05/31      10958.71                    11504.76
  1991/06/30      10965.37                    11493.37
  1991/07/31      11075.20                    11633.36
  1991/08/31      11163.70                    11786.57
  1991/09/30      11232.12                    11940.04
  1991/10/31      11352.74                    12047.50
  1991/11/30      11381.35                    12081.11
  1991/12/31      11569.42                    12340.37
  1992/01/31      11650.24                    12368.51
  1992/02/29      11663.61                    12372.46
  1992/03/31      11619.01                    12377.04
  1992/04/30      11700.28                    12487.20
  1992/05/31      11828.61                    12634.17
  1992/06/30      11983.85                    12846.17
  1992/07/31      12241.94                    13231.30
  1992/08/31      12151.42                    13102.30
  1992/09/30      12266.29                    13187.98
  1992/10/31      12179.02                    13058.35
  1992/11/30      12401.55                    13292.22
  1992/12/31      12416.53                    13427.94
  1993/01/31      12557.72                    13584.10
  1993/02/28      12906.37                    14075.44
  1993/03/31      12778.35                    13926.66
  1993/04/30      12868.22                    14067.18
  1993/05/31      12922.38                    14146.24
  1993/06/30      13058.58                    14382.34
  1993/07/31      13073.42                    14401.18
  1993/08/31      13313.96                    14701.01
  1993/09/30      13451.69                    14868.46
  1993/10/31      13464.32                    14897.15
  1993/11/30      13359.36                    14765.91
  1993/12/31      13587.62                    15077.62
  1994/01/31      13713.69                    15249.80
  1994/02/28      13371.27                    14854.83
  1994/03/31      12848.84                    14249.95
  1994/04/30      12962.57                    14370.79
  1994/05/31      13078.59                    14495.38
  1994/06/30      12984.60                    14406.81
  1994/07/31      13165.51                    14670.89
  1994/08/31      13215.29                    14721.65
  1994/09/30      13067.28                    14505.54
  1994/10/31      12868.59                    14247.92
  1994/11/30      12587.39                    13990.32
  1994/12/31      12815.23                    14298.24
  1995/01/31      13137.73                    14706.89
  1995/02/28      13471.10                    15134.56
  1995/03/31      13618.45                    15308.46
  1995/04/30      13614.55                    15326.52
  1995/05/31      13925.49                    15815.59
  1995/06/30      13850.68                    15678.00
  1995/07/31      13940.84                    15826.63
  1995/08/31      14129.27                    16027.31
  1995/09/30      14219.53                    16128.76
  1995/10/31      14371.20                    16363.27
  1995/11/30      14536.80                    16634.74
  1995/12/31      14634.49                    16794.60
  1996/01/31      14732.14                    16921.40
  1996/02/29      14684.01                    16807.18
  1996/03/31      14539.50                    16592.38
  1996/04/30      14493.08                    16545.43
  1996/05/31      14491.51                    16538.81
  1996/06/30      14603.36                    16718.92
  1996/07/31      14717.31                    16871.06
  1996/08/31      14716.26                    16867.01
  1996/09/30      14844.44                    17103.15
  1996/10/31      15002.96                    17296.58
  1996/11/30      15247.05                    17613.11
  1996/12/31      15203.54                    17539.14
  1997/01/31      15231.32                    17572.28
  1997/02/28      15356.26                    17733.60
  1997/03/31      15174.63                    17497.21
  1997/04/30      15288.72                    17643.66
  1997/05/31      15464.75                    17909.02
  1997/06/30      15609.93                    18099.75
  1997/07/31      15997.40                    18601.12
  1997/08/31      15858.24                    18426.82
  1997/09/30      16035.04                    18645.55
  1997/10/31      16108.16                    18765.44
  1997/11/30      16193.72                    18875.78
  1997/12/31      16389.36                    19151.18
  1998/01/31      16523.57                    19348.82
  1998/02/28      16513.65                    19354.62
  1998/03/31      16524.81                    19371.66
  1998/04/30      16473.29                    19284.29
  1998/05/31      16672.29                    19589.56
  1998/06/30      16730.15                    19666.74
  1998/07/31      16759.58                    19716.11
  1998/08/31      16976.57                    20020.72
  1998/09/30      17160.65                    20270.18
  1998/10/31      17155.59                    20269.77
  1998/11/30      17196.02                    20340.92
  1998/12/31      17222.33                    20392.18
  1999/01/31      17427.10                    20634.64
  1999/02/28      17318.25                    20544.47
  1999/03/31      17330.00                    20573.03
  1999/04/30      17372.01                    20624.25
  1999/05/31      17282.72                    20504.84
  1999/06/30      17043.87                    20209.57
  1999/07/31      17102.14                    20283.13
  1999/08/31      17028.50                    20120.87
  1999/09/30      17069.99                    20129.12
  1999/10/29      16964.45                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 090448 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Municipal Income Fund -
Class T on October 31, 1989, and the current 2.75% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $16,964 - a 69.64% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more -
did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,911 -
a 99.11% increase.
(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices,
for example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
TOTAL RETURN COMPONENTS
                  YEARS ENDED OCTOBER 31,
                  1999                      1998   1997   1996    1995
Dividend returns  3.94%                     4.32%  4.54%  4.59%   4.94%
Capital returns   -5.05%                    2.18%  2.83%  -0.19%   6.74%
Total returns     -1.11%                    6.50%  7.37%  4.40%   11.68%
TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class'
share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effect of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
Dividends per share             3.66(cents)   21.26(cents)   42.70(cents)
Annualized dividend rate        4.24%         4.08%          4.07%
30-day annualized yield         4.18%         -              -
30-day annualized               6.53%         -              -
tax-equivalent yield
DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $10.17 over the past one month, $10.33 over the past six months and $10.50 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period.
It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 2.75% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36%
federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses, the yield and tax-equivalent yield would have been 4.06% and 6.34%, respectively.
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 0.90% 12b-1 fee
(1.00% prior to January 1, 1996) that is reflected in returns after
June 30, 1994. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T shares and reflect Class T shares' 0.25% 12b-1 fee. Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 3%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV INT MUNICIPAL         -1.81%       27.22%        67.80%
INCOME - CL B
FIDELITY ADV INT MUNICIPAL         -4.64%       27.22%        67.80%
INCOME - CL B  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)
LB 1-17 Year Municipal Bond        -0.07%       37.20%        n/a
Intermediate Municipal Debt        -1.47%       30.78%        80.53%
Funds Average
CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare Class B's returns to those of the Lehman
Brothers 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. To measure how Class B's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 132 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED  OCTOBER 31,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999
FIDELITY ADV INT MUNICIPAL   -1.81%       4.93%         5.31%
INCOME - CL B
FIDELITY ADV INT MUNICIPAL   -4.64%       4.93%         5.31%
INCOME - CL B  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)
LB 1-17 Year Municipal Bond  -0.07%       6.53%         n/a
Intermediate Municipal Debt  -1.47%       5.51%         6.08%
Funds Average
AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Int Muni Inc -CL B       LB Municipal Bond
             00689                       LB015
  1989/10/31      10000.00                    10000.00
  1989/11/30      10109.41                    10175.00
  1989/12/31      10200.54                    10258.23
  1990/01/31      10167.26                    10209.71
  1990/02/28      10257.55                    10300.58
  1990/03/31      10275.02                    10303.67
  1990/04/30      10169.36                    10229.07
  1990/05/31      10354.77                    10452.37
  1990/06/30      10440.50                    10544.24
  1990/07/31      10566.50                    10699.25
  1990/08/31      10505.06                    10543.89
  1990/09/30      10533.20                    10549.90
  1990/10/31      10650.99                    10741.28
  1990/11/30      10820.93                    10957.28
  1990/12/31      10850.13                    11004.95
  1991/01/31      10971.29                    11152.64
  1991/02/28      11071.17                    11249.66
  1991/03/31      11078.61                    11253.71
  1991/04/30      11179.04                    11403.39
  1991/05/31      11268.60                    11504.76
  1991/06/30      11275.44                    11493.37
  1991/07/31      11388.38                    11633.36
  1991/08/31      11479.38                    11786.57
  1991/09/30      11549.74                    11940.04
  1991/10/31      11673.77                    12047.50
  1991/11/30      11703.19                    12081.11
  1991/12/31      11896.58                    12340.37
  1992/01/31      11979.68                    12368.51
  1992/02/29      11993.42                    12372.46
  1992/03/31      11947.57                    12377.04
  1992/04/30      12031.13                    12487.20
  1992/05/31      12163.09                    12634.17
  1992/06/30      12322.72                    12846.17
  1992/07/31      12588.11                    13231.30
  1992/08/31      12495.04                    13102.30
  1992/09/30      12613.15                    13187.98
  1992/10/31      12523.41                    13058.35
  1992/11/30      12752.24                    13292.22
  1992/12/31      12767.64                    13427.94
  1993/01/31      12912.82                    13584.10
  1993/02/28      13271.34                    14075.44
  1993/03/31      13139.69                    13926.66
  1993/04/30      13232.11                    14067.18
  1993/05/31      13287.80                    14146.24
  1993/06/30      13427.85                    14382.34
  1993/07/31      13443.10                    14401.18
  1993/08/31      13690.44                    14701.01
  1993/09/30      13832.07                    14868.46
  1993/10/31      13845.06                    14897.15
  1993/11/30      13737.13                    14765.91
  1993/12/31      13971.85                    15077.62
  1994/01/31      14101.48                    15249.80
  1994/02/28      13749.37                    14854.83
  1994/03/31      13212.18                    14249.95
  1994/04/30      13329.12                    14370.79
  1994/05/31      13448.42                    14495.38
  1994/06/30      13351.77                    14406.81
  1994/07/31      13524.48                    14670.89
  1994/08/31      13563.69                    14721.65
  1994/09/30      13388.81                    14505.54
  1994/10/31      13189.77                    14247.92
  1994/11/30      12892.56                    13990.32
  1994/12/31      13117.45                    14298.24
  1995/01/31      13437.64                    14706.89
  1995/02/28      13770.48                    15134.56
  1995/03/31      13912.16                    15308.46
  1995/04/30      13899.21                    15326.52
  1995/05/31      14207.41                    15815.59
  1995/06/30      14122.00                    15678.00
  1995/07/31      14218.65                    15826.63
  1995/08/31      14387.63                    16027.31
  1995/09/30      14471.07                    16128.76
  1995/10/31      14616.24                    16363.27
  1995/11/30      14774.80                    16634.74
  1995/12/31      14851.05                    16794.60
  1996/01/31      14957.08                    16921.40
  1996/02/29      14900.28                    16807.18
  1996/03/31      14731.36                    16592.38
  1996/04/30      14691.14                    16545.43
  1996/05/31      14667.13                    16538.81
  1996/06/30      14787.12                    16718.92
  1996/07/31      14894.14                    16871.06
  1996/08/31      14884.49                    16867.01
  1996/09/30      15006.18                    17103.15
  1996/10/31      15143.47                    17296.58
  1996/11/30      15396.72                    17613.11
  1996/12/31      15330.23                    17539.14
  1997/01/31      15365.45                    17572.28
  1997/02/28      15483.91                    17733.60
  1997/03/31      15292.32                    17497.21
  1997/04/30      15399.15                    17643.66
  1997/05/31      15552.89                    17909.02
  1997/06/30      15705.72                    18099.75
  1997/07/31      16071.68                    18601.12
  1997/08/31      15938.16                    18426.82
  1997/09/30      16107.32                    18645.55
  1997/10/31      16171.88                    18765.44
  1997/11/30      16249.13                    18875.78
  1997/12/31      16436.71                    19151.18
  1998/01/31      16562.63                    19348.82
  1998/02/28      16543.72                    19354.62
  1998/03/31      16545.80                    19371.66
  1998/04/30      16469.86                    19284.29
  1998/05/31      16675.37                    19589.56
  1998/06/30      16722.96                    19666.74
  1998/07/31      16726.02                    19716.11
  1998/08/31      16947.87                    20020.72
  1998/09/30      17121.22                    20270.18
  1998/10/31      17089.48                    20269.77
  1998/11/30      17119.07                    20340.92
  1998/12/31      17151.13                    20392.18
  1999/01/31      17344.85                    20634.64
  1999/02/28      17227.20                    20544.47
  1999/03/31      17228.69                    20573.03
  1999/04/30      17244.30                    20624.25
  1999/05/31      17145.30                    20504.84
  1999/06/30      16898.37                    20209.57
  1999/07/31      16946.17                    20283.13
  1999/08/31      16879.54                    20120.87
  1999/09/30      16894.48                    20129.12
  1999/10/29      16780.00                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 090439 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Municipal Income Fund -
Class B on October 31, 1989. As the chart shows, by October 31, 1999, the value of the investment would have been $16,780 - a 67.80%
increase on the initial investment. For comparison, look at how the
Lehman Brothers Municipal Bond Index - a market value-weighted index of  investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,911 - a
99.11% increase.
(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
TOTAL RETURN COMPONENTS
                  YEARS ENDED OCTOBER 31,
                  1999                      1998   1997   1996    1995
Dividend returns  3.24%                     3.58%  3.86%  3.90%   4.07%
Capital returns   -5.05%                    2.09%  2.93%  -0.29%   6.74%
Total returns     -1.81%                    5.67%  6.79%  3.61%   10.81%
TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class'
share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effect of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
Dividends per share             3.06(cents)   17.62(cents)   35.29(cents)
Annualized dividend rate        3.55%         3.39%          3.36%
30-day annualized yield         3.61%         -              -
30-day annualized               5.64%         -              -
tax-equivalent yield
DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $10.16 over the past one month, $10.32 over the past six months and $10.50 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period.
It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36%
federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses, the yield and tax equivalent yield would have been 3.55% and 5.55%, respectively.
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between
June 30, 1994 (the date Class B shares were first offered) and
November 3, 1997 are those of Class B shares and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T shares and reflect
Class T shares' 0.25% 12b-1 fee. Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 and prior to June 30, 1994 would have been lower. Class C shares'
contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV INT MUNICIPAL         -1.91%       27.07%        67.60%
INCOME - CL C
FIDELITY ADV INT MUNICIPAL         -2.85%       27.07%        67.60%
INCOME - CL C  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)
LB 1-17 Year Municipal Bond        -0.07%       37.20%        n/a
Intermediate Municipal Debt        -1.47%       30.78%        80.53%
Funds Average
CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare Class C's returns to those of the Lehman
Brothers 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. To measure how Class C's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 132 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV INT MUNICIPAL       -1.91%       4.91%         5.30%
INCOME - CL C
FIDELITY ADV INT MUNICIPAL       -2.85%       4.91%         5.30%
INCOME - CL C  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)
LB 1-17 Year Municipal Bond      -0.07%       6.53%         n/a
Intermediate Municipal Debt      -1.47%       5.51%         6.08%
Funds Average
AVERAGE ANNUAL TOTAL RETURNS take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Int Muni Inc -CL C       LB Municipal Bond
             00525                       LB015
  1989/10/31      10000.00                    10000.00
  1989/11/30      10109.41                    10175.00
  1989/12/31      10200.54                    10258.23
  1990/01/31      10167.26                    10209.71
  1990/02/28      10257.55                    10300.58
  1990/03/31      10275.02                    10303.67
  1990/04/30      10169.36                    10229.07
  1990/05/31      10354.77                    10452.37
  1990/06/30      10440.50                    10544.24
  1990/07/31      10566.50                    10699.25
  1990/08/31      10505.06                    10543.89
  1990/09/30      10533.20                    10549.90
  1990/10/31      10650.99                    10741.28
  1990/11/30      10820.93                    10957.28
  1990/12/31      10850.13                    11004.95
  1991/01/31      10971.29                    11152.64
  1991/02/28      11071.17                    11249.66
  1991/03/31      11078.61                    11253.71
  1991/04/30      11179.04                    11403.39
  1991/05/31      11268.60                    11504.76
  1991/06/30      11275.44                    11493.37
  1991/07/31      11388.38                    11633.36
  1991/08/31      11479.38                    11786.57
  1991/09/30      11549.74                    11940.04
  1991/10/31      11673.77                    12047.50
  1991/11/30      11703.19                    12081.11
  1991/12/31      11896.58                    12340.37
  1992/01/31      11979.68                    12368.51
  1992/02/29      11993.42                    12372.46
  1992/03/31      11947.57                    12377.04
  1992/04/30      12031.13                    12487.20
  1992/05/31      12163.09                    12634.17
  1992/06/30      12322.72                    12846.17
  1992/07/31      12588.11                    13231.30
  1992/08/31      12495.04                    13102.30
  1992/09/30      12613.15                    13187.98
  1992/10/31      12523.41                    13058.35
  1992/11/30      12752.24                    13292.22
  1992/12/31      12767.64                    13427.94
  1993/01/31      12912.82                    13584.10
  1993/02/28      13271.34                    14075.44
  1993/03/31      13139.69                    13926.66
  1993/04/30      13232.11                    14067.18
  1993/05/31      13287.80                    14146.24
  1993/06/30      13427.85                    14382.34
  1993/07/31      13443.10                    14401.18
  1993/08/31      13690.44                    14701.01
  1993/09/30      13832.07                    14868.46
  1993/10/31      13845.06                    14897.15
  1993/11/30      13737.13                    14765.91
  1993/12/31      13971.85                    15077.62
  1994/01/31      14101.48                    15249.80
  1994/02/28      13749.37                    14854.83
  1994/03/31      13212.18                    14249.95
  1994/04/30      13329.12                    14370.79
  1994/05/31      13448.42                    14495.38
  1994/06/30      13351.77                    14406.81
  1994/07/31      13524.48                    14670.89
  1994/08/31      13563.69                    14721.65
  1994/09/30      13388.81                    14505.54
  1994/10/31      13189.77                    14247.92
  1994/11/30      12892.56                    13990.32
  1994/12/31      13117.45                    14298.24
  1995/01/31      13437.64                    14706.89
  1995/02/28      13770.48                    15134.56
  1995/03/31      13912.16                    15308.46
  1995/04/30      13899.21                    15326.52
  1995/05/31      14207.41                    15815.59
  1995/06/30      14122.00                    15678.00
  1995/07/31      14218.65                    15826.63
  1995/08/31      14387.63                    16027.31
  1995/09/30      14471.07                    16128.76
  1995/10/31      14616.24                    16363.27
  1995/11/30      14774.80                    16634.74
  1995/12/31      14851.05                    16794.60
  1996/01/31      14957.08                    16921.40
  1996/02/29      14900.28                    16807.18
  1996/03/31      14731.36                    16592.38
  1996/04/30      14691.14                    16545.43
  1996/05/31      14667.13                    16538.81
  1996/06/30      14787.12                    16718.92
  1996/07/31      14894.14                    16871.06
  1996/08/31      14884.49                    16867.01
  1996/09/30      15006.18                    17103.15
  1996/10/31      15143.47                    17296.58
  1996/11/30      15396.72                    17613.11
  1996/12/31      15330.23                    17539.14
  1997/01/31      15365.45                    17572.28
  1997/02/28      15483.91                    17733.60
  1997/03/31      15292.32                    17497.21
  1997/04/30      15399.15                    17643.66
  1997/05/31      15552.89                    17909.02
  1997/06/30      15705.72                    18099.75
  1997/07/31      16071.68                    18601.12
  1997/08/31      15938.16                    18426.82
  1997/09/30      16107.32                    18645.55
  1997/10/31      16171.88                    18765.44
  1997/11/30      16247.98                    18875.78
  1997/12/31      16434.45                    19151.18
  1998/01/31      16558.37                    19348.82
  1998/02/28      16538.64                    19354.62
  1998/03/31      16553.61                    19371.66
  1998/04/30      16476.23                    19284.29
  1998/05/31      16680.04                    19589.56
  1998/06/30      16709.84                    19666.74
  1998/07/31      16727.32                    19716.11
  1998/08/31      16931.75                    20020.72
  1998/09/30      17103.63                    20270.18
  1998/10/31      17086.22                    20269.77
  1998/11/30      17114.55                    20340.92
  1998/12/31      17145.18                    20392.18
  1999/01/31      17320.97                    20634.64
  1999/02/28      17218.29                    20544.47
  1999/03/31      17202.14                    20573.03
  1999/04/30      17232.37                    20624.25
  1999/05/31      17131.99                    20504.84
  1999/06/30      16884.00                    20209.57
  1999/07/31      16930.05                    20283.13
  1999/08/31      16861.98                    20120.87
  1999/09/30      16875.44                    20129.12
  1999/10/29      16759.60                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 090441 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Municipal Income Fund -
Class C on October 31, 1989. As the chart shows, by October 31, 1999, the value of the investment would have been $16,760 - a 67.60%
increase on the initial investment. For comparison, look at how the
Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,911 - a
99.11% increase.
(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
TOTAL RETURN COMPONENTS
                  YEAR ENDED OCTOBER 31,  NOVEMBER 3, 1997
                                          (COMMENCEMENT OF SALE OF
                                          CLASS C SHARES) TO OCTOBER
                                          31,
                  1999                    1998
Dividend returns  3.14%                   3.44%
Capital returns   -5.05%                  2.38%
Total returns     -1.91%                  5.82%
TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class'
share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effect of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
Dividends per share             2.96(cents)   17.03(cents)   34.18(cents)
Annualized dividend rate        3.43%         3.27%          3.26%
30-day annualized yield         n/a           -              -
30-day annualized               n/a           -              -
tax-equivalent yield
DIVIDENDS per share show the income paid by the class for a set period. The annualized dividend rate is based on an average share price of $10.17 over the past one month, $10.33 over the past six months and $10.50 over the past one year. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. Yield information will be reported once Class C has a longer, more stable, operating history.
FUND TALK: THE MANAGER'S OVERVIEW
MARKET RECAP
Despite a municipal bond market
rally late in the period spurred by
attractively priced issues and yields
higher than they've been since
1997, munis produced lackluster
results during the 12-month period
ending October 31, 1999.
Following the global financial crisis
in the fall of 1998 and interest rate
jitters through most of 1999, the
Lehman Brothers Municipal Bond
Index - an index of approximately
50,000 investment-grade, fixed-rate,
tax-
exempt bonds - declined 1.77%
during the period. In comparison,
the Lehman Brothers Aggregate
Bond Index - a broad measure of
the taxable bond market - posted a
marginally positive return of
0.53%. In general, the negative
environment of increasing interest
rates and investors' persistent
concerns about inflation hit the
Lehman Brothers Long-Term
Government Bond Index the hardest,
as it fell 6.10% during the period.
While the supply of municipals was
relatively light during the period -
particularly compared to 1998's
near-record levels of issuance -
demand was similarly muted,
especially among institutional
investors. Muni bonds came under
further downward pressure in the
second half of the period following
two interest-rate hikes by the
Federal Reserve Board and
widespread belief among investors
that there would be a third hike in
November.
(photograph of Norm Lind)
An interview with Norm Lind, Portfolio Manager of Fidelity Advisor Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the 12-month period ended October 31, 1999, the fund's Class A, Class T, Class B and Class C shares had total returns of -1.07%,
-1.11%, -1.81% and -1.91%, respectively. To get a sense of how the fund did relative to its competitors, the intermediate municipal debt funds average returned -1.47% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers 1-17 Year Municipal
Bond Index, which tracks the types of securities in which the fund invests, returned -0.07% for the same 12-month period.
Q. RISING INTEREST RATES MADE THE PAST YEAR PRETTY DIFFICULT FOR ALL
BONDS, INCLUDING MUNICIPAL BONDS. WERE THERE ANY TYPES OF MUNICIPALS
THAT HELD UP WELL AGAINST THE UNFAVORABLE BACKDROP?
A. Yes, the fund benefited from its relatively large position in premium coupon bonds, which pay interest rates above prevailing markets rates and trade at prices that are above their face - or par - value. The primary reason why I favored them is because their premium gives them DE MINIMIS protection. This protects the bonds' gains from unfavorable tax treatment that can occur during particular market environments. In addition, individual investors tend to shy away from premiums, so I'm often able to purchase them at attractive prices compared to similarly rated, comparable maturity bonds with coupons at or below prevailing rates. Separately, the fund was helped by its emphasis on high-quality bonds, since certain lower-quality securities
- namely hospital and industrial development bonds - came under increased pressure as interest rates rose.
Q. WHICH BOND MATURITIES DID YOU EMPHASIZE DURING THE YEAR AND WHAT
EFFECT DID YOUR CHOICES HAVE ON PERFORMANCE?
A. My "barbell" strategy had a mixed effect on performance. Throughout much of the past year, the fund benefited from its barbelled positioning, meaning it was heavily weighted toward short- and longer-term bonds, with a smaller weighting in intermediate-maturity securities. Early on, longer-term bond yields rose less in response to rising interest rates, and their prices - which move in the opposite direction of their yields - fell less. But from August through the end of October of this year, the reverse was true and the fund's barbell positioning detracted from its performance.
Q. HOW DID THAT BARBELL STRATEGY AFFECT THE FUND'S DURATION - WHICH MEASURES ITS INTEREST-RATE SENSITIVITY?
A. Since I offset the fund's longer-term holdings with shorter-term holdings, I kept the fund's duration in line with the intermediate municipal market as a whole, as measured by the Lehman Brothers 1-17
Year Municipal Bond Index. More recently, however, I sold some shorter- and longer-term holdings in favor of intermediate-term securities, which I viewed as being priced more attractively and offering the best potential for total return. At the end of the period, the fund's duration was five years, which remained in line with the Lehman Brothers index.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. The main factor affecting the future of municipals will probably be
- as it has been over the past year - the direction of interest rates.
But since I don't spend time on interest-rate forecasting, I'll look for attractively priced bonds that I believe can perform well in relation to other bonds, no matter what the interest-rate backdrop.
From a technical standpoint, the municipal market is in reasonably good shape. Rising interest rates have curtailed the supply of new issuance and refundings - or refinancings - of existing debt have slowed. Given that municipal bonds currently offer attractive values relative to U.S. Treasury securities, I think we could see better demand in the months to come.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR
ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE
SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS
AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE
VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE
INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS
FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON
BEHALF OF ANY FIDELITY FUND.
(checkmark)FUND FACTS
GOAL: to provide high current
income exempt from federal
income tax by investing
normally in investment-grade
municipal debt securities
START DATE: September 19,
1985
SIZE: as of October 31,
1999, more than $71 million
MANAGER: Norm Lind, since
1998; joined Fidelity in
1986
NORM LIND ON SUPPLY AND
DEMAND CHARACTERISTICS OF THE
MUNICIPAL MARKET:
"After the direction of interest rates,
supply and demand are probably the
most important factors determining
municipal bond performance. As a
portfolio manager, I try to take
advantage of seasonal shifts, selling
bonds when supply is light and prices
are fairly advantageous, and buying
when supply is heavy and prices are
relatively cheap. For example,
municipal supply generally slows
down during the summer when
market participants - such as
investment bankers, dealers,
investors and others - go on
vacation, although supply generally
picks up again in the remaining
months of the year. What's more
interesting, in my view, are demand
patterns. With the help of Fidelity's
research team, I look for
opportunities to exploit changes in
investor activity, buying after certain
types of investors have unloaded
municipal bonds and prices are
attractive, and selling when there is
strong demand."
NOTE TO SHAREHOLDERS:
On October 14, 1999, the Board of
Trustees of Fidelity Advisor
Intermediate Municipal Income
Fund voted to present a proposal to
shareholders to merge the fund into
Fidelity Advisor Municipal Income
Fund. A shareholder meeting is
scheduled for April 19, 2000. As of
December 29, 1999, the fund will be
closed to new investments in
anticipation of the proposed
merger. On or about February 23,
2000, shareholders will be sent
proxy materials asking them to vote
on this proposal.
INVESTMENT CHANGES

TOP FIVE STATES AS OF OCTOBER
31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
Texas                           15.4                    11.4
Washington                      10.4                    7.6
California                      10.0                    12.7
New York                        8.4                     8.8
North Carolina                  4.9                     4.7
TOP FIVE SECTORS AS OF
OCTOBER 31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
General Obligations             27.1                    25.3
Education                       22.6                    21.8
Electric Utilities              19.9                    18.2
Health Care                     13.5                    14.3
Transportation                  4.4                     4.2
AVERAGE YEARS TO MATURITY AS
OF OCTOBER 31, 1999
                                                        6 MONTHS AGO
Years                           7.2                     7.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1999
                                        6 MONTHS AGO
Years                             5.0   5.2
DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF OCTOBER 31, 1999                                      AS OF APRIL 30, 1999
Aaa                      53.5%                               Aaa                       48.3%
Aa, A                    34.2%                               Aa, A                     38.3%
Baa                      10.8%                               Baa                       11.0%
Short-term  Investments   1.5%                               Short-term  Investments    2.4%
Row: 1, Col: 1, Value: 53.5                                  Row: 1, Col: 1, Value: 48.3
Row: 1, Col: 2, Value: 0.0                                   Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 34.2                                  Row: 1, Col: 3, Value: 38.3
Row: 1, Col: 4, Value: 0.0                                   Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 10.8                                  Row: 1, Col: 5, Value: 11.0
Row: 1, Col: 6, Value: 0.0                                   Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                   Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.5                                   Row: 1, Col: 8, Value: 2.4

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P(registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets

MUNICIPAL BONDS - 98.9%
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
ALASKA - 0.4%
Alaska Student Ln. Corp.          Aaa       $ 300,000                      $ 301,773
Student Ln. Rev. Series A,
5% 7/1/03 (AMBAC Insured) (e)
ARIZONA - 1.4%
Maricopa County Cmnty.            Aa1        1,000,000                      1,001,800
College District Series B,
5.25% 7/1/10
ARKANSAS - 1.2%
Arkansas Gen. Oblig. (Cap.        Aa3        1,000,000                      892,970
Appreciation) (College
Savings Proj.) Series A, 0%
6/1/02
CALIFORNIA - 10.0%
California Ed. Facilities         AAA        225,000                        217,310
Auth. Rev. Rfdg. (Chapman
Univ.) 5.375% 10/1/16 (AMBAC
Insured)
California Health Facilities      A+         2,275,000                      2,282,189
Fin. Auth. Rev. (Casa de Las
Campanas) Series A, 5.375%
8/1/09
California Hsg. Fin. Agcy.        Aaa        1,000,000                      1,000,560
Rev. (Home Mtg.) Series R,
5.35% 8/1/07 (MBIA Insured)
(e)
California Poll. Cont. Fing.      Baa2       500,000                        512,615
Auth. Resource Recovery Rev.
(Waste Mgmt., Inc.) Series
A, 7.15% 2/1/11 (e)
Los Angeles County Ctfs. of       A3         970,000                        759,432
Prtn. (Disney Parking Proj.)
0% 9/1/04
Sacramento Muni. Util.            Aaa        1,000,000                      1,031,370
District Elec. Rev. 5.45%
11/15/08 (FGIC Insured)
Sacramento Pwr. Auth.
Cogeneration Proj. Rev.:
6% 7/1/02                         BBB-       1,000,000                      1,037,920
6.5% 7/1/08                       BBB-       300,000                        321,714
                                                                            7,163,110
COLORADO - 1.3%
Arapaho County Cap. Impt.         Aaa        3,620,000                      562,512
Trust Fund Hwy. Rev. (Cap.
Appreciation) Series C, 0%
8/31/26 (Pre-Refunded to
8/31/05 @ 20.8626) (f)
Colorado Health Facilities        Baa2       400,000                        385,116
Auth. Rev. Rfdg. (Rocky
Mountain Adventist) 6.25%
2/1/04
                                                                            947,628
DISTRICT OF COLUMBIA - 0.7%
District of Columbia Redev.       Baa        500,000                        504,035
Land Agcy. Washington D.C.
Sports Arena Spl. Tax Rev.
5.4% 11/1/00
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
FLORIDA - 2.1%
Broward County Resource           A3        $ 460,000                      $ 474,798
Recovery Rev. (SES Broward
Co. LP South Proj.) 7.95%
12/1/08
Dade County Aviation Rev.         Aaa        500,000                        507,690
Rfdg.  (Miami Int'l Arpt.)
Series A,  5.25% 10/1/01
(FSA Insured) (e)
Jacksonville Port Auth. Rev.      Aaa        500,000                        511,710
Rfdg. 5.75% 11/1/09 (MBIA
Insured) (e)
                                                                            1,494,198
GEORGIA - 0.4%
Atlanta Wtr. & Wastewtr. Rev.     Aaa        100,000                        101,026
Rfdg. Series A, 5.5% 11/1/10
(FGIC Insured)
Georgia Gen. Oblig. Series B,     Aaa        150,000                        156,903
5.75% 8/1/10
                                                                            257,929
ILLINOIS - 2.2%
Chicago Midway Arpt. Rev.         Aaa        300,000                        312,039
Series B, 6% 1/1/09 (MBIA
Insured) (e)
Metro. Pier & Exposition
Auth. Dedicated Tax Rev.
(Cap. Appreciation):
Series A:
0% 6/15/09 (FGIC Insured)         Aaa        435,000                        258,342
0% 6/15/09 (FGIC Insured)         Aaa        65,000                         38,793
(Escrowed to Maturity) (f)
0% 6/15/00 (AMBAC Insured)        Aaa        1,000,000                      976,400
                                                                            1,585,574
IOWA - 2.1%
Iowa Student Ln. Liquidity        Aa1        1,500,000                      1,532,925
Corp. Student Ln. Rev.
Series A, 6.35% 3/1/01
KANSAS - 4.3%
Kansas Dev. Fin. Auth. Rev.:
(Sisters of Charity -             Aaa        1,385,000                      1,383,213
Leavenworth Health  Svc.
Co.) 5.25% 12/1/09 (MBIA
Insured)
(Sisters of Charity               Aaa        1,750,000                      1,723,138
Leavenworth Health  Svc.
Co.) 5.25% 12/1/11 (MBIA
Insured)
                                                                            3,106,351
LOUISIANA - 2.6%
Louisiana Pub. Facilities         Aaa        1,825,000                      1,862,759
Auth. Rev. Rfdg. (Student
Ln.) Series A1, 6.2% 3/1/01
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
MAINE - 1.4%
Maine Edl. Ln. Marketing          Aaa       $ 1,000,000                    $ 1,000,000
Corp. Student Ln. Rev.
Series A 4, 5.45% 11/1/99 (e)
MASSACHUSETTS - 4.5%
Boston Gen. Oblig. Rev.           Aaa        250,000                        260,140
(Boston City Hosp.) Series
A, 7.625% 2/15/21
(Pre-Refunded to 8/15/00 @
101.66) (f)
Massachusetts Gen. Oblig.         Aa3        250,000                        251,588
Rfdg. Series A,  5.5% 2/1/11
Massachusetts Health & Edl.       Aaa        700,000                        695,226
Facilities Auth. Rev. Rfdg.
(Fairview Extended Care)
Series B, 4.55% 1/1/21 (MBIA
Insured)
Massachusetts Ind. Fin. Agcy.     A1         1,600,000                      1,407,344
Rev. (Cap. Appreciation)
(Massachusetts Biomedical)
Series A 1, 0% 8/1/02
Massachusetts Tpk. Auth.          Aaa        550,000                        551,227
Western Tpk. Rev. Series A,
5.55% 1/1/17 (MBIA Insured)
Massachusetts Wtr. Poll.          Aa1        100,000                        95,035
Abatement Trust Rev. (MWRA
Ln. Prog.) Series A, 5.25%
8/1/14
                                                                            3,260,560
MICHIGAN - 2.6%
Michigan Hosp. Fin. Auth.
Rev. Rfdg.:
(McLaren Health Care Corp.)       A1         2,000,000                      1,661,980
Series A,  5% 6/1/19
(Mercy Health Svcs.) Series       Aa3        200,000                        205,568
S, 5.75% 8/15/05
                                                                            1,867,548
MINNESOTA - 0.5%
Minneapolis Gen. Oblig. (Cap.     Aaa        200,000                        174,506
Appreciation) Series B, 0%
12/1/02
Minnesota Higher Ed.              Aa3        200,000                        200,558
Facilities Auth. Rev.
(MacAlester College) Series
4 C, 5.5% 3/1/12
                                                                            375,064
MONTANA - 1.7%
Montana Higher Ed. Student        A          1,210,000                      1,212,069
Assistance Corp. Student Ln.
Rev. Series B, 6.6% 12/1/99
(e)
NEVADA - 0.8%
Clark County School District      Aaa        500,000                        539,915
Series A, 9.75% 6/1/01 (MBIA
Insured)
NEW JERSEY - 0.7%
New Jersey Gen. Oblig. Series     Aa1        500,000                        511,065
F, 5.5% 8/1/11
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
NEW MEXICO - 4.5%
Albuquerque Arpt. Rev. Rfdg.:
6.25% 7/1/00 (AMBAC Insured)      Aaa       $ 250,000                      $ 253,765
(e)
6.75% 7/1/09 (AMBAC Insured)      Aaa        450,000                        498,236
(e)
New Mexico Edl. Assistance        Aaa        1,900,000                      1,955,043
Foundation Student Ln. Rev.
Series IV A2, 6.65% 3/1/07
Rio Rancho Wtr. & Wastewtr.       Aaa        500,000                        565,810
Sys. Rev. Series A, 8%
5/15/04 (FSA Insured)
                                                                            3,272,854
NEW YORK - 8.4%
Buffalo Gen. Oblig. Rfdg.         Aaa        1,025,000                      985,189
Series C, 5.25% 12/1/13
(FGIC Insured)
New York City Gen. Oblig.         A3         1,000,000                      984,270
Series H, 5.5% 8/1/12
New York State Dorm. Auth.
Rev.:
(City Univ. Sys.                  Baa1       500,000                        501,210
Consolidated) Series A,
5.75% 7/1/13
(City Univ. Sys.) Series C,       Baa1       500,000                        562,470
7.5% 7/1/10
Rfdg. (State Univ. Edl.           A3         500,000                        533,625
Facilities) Series A,  6.5%
5/15/04
New York State Envir.             Aa1        500,000                        430,240
Facilities Corp. Clean  Wtr.
& Drinking Rev. (Revolving
Funds)  Series F, 4.875%
6/15/18
New York State Local Govt.
Assistance Corp.:
(Cap. Appreciation) Series A,     A3         1,000,000                      645,970
0% 4/1/08
Rfdg. Series A, 5.5% 4/1/04       Aaa        100,000                        103,105
(AMBAC Insured)
New York State Thruway Auth.
Svc. Contract Rev. (Local
Hwy. & Bridge):
5.4% 4/1/03                       Baa1       250,000                        255,208
6% 4/1/03                         Baa1       200,000                        207,906
New York State Urban Dev.
Corp. Rev.:
(Sports Facilities Assistance     Aaa        500,000                        507,420
Prog.) Series A, 5.5% 4/1/10
(MBIA Insured)
Rfdg. (Correctional               Aaa        300,000                        308,313
Facilities) 5.625% 1/1/07
(AMBAC Insured)
                                                                            6,024,926
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
NORTH CAROLINA - 4.9%
North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.:
Rfdg.:
Series B, 6% 1/1/06               Baa3      $ 1,315,000                    $ 1,328,729
Series C, 5.5% 1/1/07             Baa1       700,000                        684,096
Series A, 5.625% 1/1/03           Baa3       500,000                        501,175
North Carolina Muni. Pwr.
Agcy. #1 Catawba Elec. Rev.
Rfdg.:
5.75% 1/1/02                      Baa1       750,000                        755,835
5.9% 1/1/03                       Baa1       250,000                        252,555
                                                                            3,522,390
OHIO - 1.1%
Ohio Bldg. Auth. (Adult           Aaa        500,000                        513,295
Correctional) Series A,
5.95% 10/1/14 (MBIA Insured)
Ohio Tpk. Commission Series       Aaa        250,000                        252,968
A, 5.6% 2/15/12 (MBIA
Insured)
                                                                            766,263
OREGON - 1.4%
Clackamas County School           Aaa        1,000,000                      971,280
District #12 5.25% 6/1/13
(FGIC Insured)
PENNSYLVANIA - 3.3%
Pennsylvania Higher Edl.          AA-        1,270,000                      1,335,380
Facilities Auth. College &
Univ. Rev. Rfdg. (RIDC
Reg'l. Growth- Carnegie
Mellon Univ. Proj.) 6%
11/1/04
Pennsylvania Hsg. Fin. Agcy.      Aa3        1,000,000                      1,033,670
Rfdg. (Residential Dev.
Section 8) Series A, 7%
7/1/01
                                                                            2,369,050
RHODE ISLAND - 1.4%
Rhode Island Student Ln.          A          1,000,000                      1,017,070
Auth. Student Ln. Rev. Rfdg.
Series A, 6.55% 12/1/00
SOUTH CAROLINA - 3.2%
South Carolina Ed. Assistance
Auth. Rev. Rfdg. (Guaranteed
Student Ln. Proj.):
Sr. Lien Series A2, 5.4%          AAA        1,250,000                      1,264,250
9/1/02
Sub Lien Series B, 5.7%           A          1,000,000                      1,018,500
9/1/05 (e)
                                                                            2,282,750
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
TENNESSEE - 0.5%
Memphis-Shelby County Arpt.       Aaa       $ 275,000                      $ 277,626
Auth. Arpt.  Rev. Rfdg.
Series A, 5.25% 2/15/01
(MBIA Insured) (e)
Tennessee Gen. Oblig. Rfdg.       Aaa        100,000                        106,641
Series A,  6% 5/1/07
                                                                            384,267
TEXAS - 15.4%
Austin Independent School         Aaa        500,000                        532,455
District 8.125% 8/1/01
(Escrowed to Maturity) (f)
Brazos Higher Ed. Auth., Inc.     Aaa        435,000                        447,084
Student Ln. Rev. Rfdg.
Series A 1, 6.05% 12/1/01 (e)
Deer Park Independent School      Aaa        200,000                        171,596
District Rfdg.  0% 2/15/03
Fort Bend Independent School      AAA        1,000,000                      1,000,470
District Rfdg. 5.375% 2/15/11
Harris County Gen. Oblig.         Aaa        3,000,000                      2,644,016
(Cap. Appreciation) (Toll
Road Proj.) Sub Lien Series
A, 0% 8/15/02 (MBIA Insured)
Hurst Euless Bedford              Aaa        1,000,000                      522,180
Independent School District
Rfdg. (Cap. Appreciation) 0%
8/15/11
Irving Independent School         Aaa        250,000                        247,213
District  (Cap.
Appreciation) 0% 2/15/00
Laredo Gen. Oblig. Rfdg.          Aaa        1,000,000                      960,120
5.125% 8/15/12 (FGIC Insured)
Northside Independent School      Aaa        500,000                        505,280
District (School Bldg.)
8.375% 2/1/00
San Antonio Gen. Oblig.           Aa2        1,255,000                      1,237,807
Series 2000,  5% 2/1/09 (b)
Texas Pub. Fin. Auth. Bldg.       Aaa        1,000,000                      1,071,800
Rev. Rfdg. (Texas Technical
College) 6.25% 8/1/09 (MBIA
Insured)
Univ. of Texas Permanent
Univ. Fund:
5% 7/1/10                         Aaa        250,000                        245,015
5.25% 7/1/06                      Aaa        1,495,000                      1,528,428
                                                                            11,113,464
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
UTAH - 3.5%
Intermountain Pwr. Agcy. Pwr.
Supply Rev.:
(Cap. Appreciation) Series A,     Aaa       $ 2,860,000                    $ 2,057,370
0% 7/1/06 (MBIA Insured)
Rfdg. (Cap. Appreciation)         Aaa        500,000                        487,360
Series B, 0% 7/1/00 (MBIA
Insured)
                                                                            2,544,730
WASHINGTON - 10.4%
Grant County Pub. Util.           Aaa        1,715,000                      1,602,770
District No. 2 (Priest
Rapids Hydro Elec. Proj.)
Second Series B, 5.375%
1/1/16 (MBIA Insured) (e)
King County Gen. Oblig.           Aa1        1,000,000                      1,013,100
Series B, 5.9% 12/1/14
Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #2 Rev.:
Rfdg.:
Series A, 0% 7/1/06 (MBIA         Aaa        2,700,000                      1,927,152
Insured)
Series C, 7.5% 7/1/03             Aa1        525,000                        554,274
(Pre-Refunded to 1/1/01 @
102) (f)
5.4% 7/1/12                       Aa1        2,000,000                      1,907,300
Washington Pub. Pwr. Supply       Aa1        500,000                        496,215
Sys. Nuclear Proj. #3 Rev.
Rfdg. Series C, 5.1% 7/1/07
                                                                            7,500,811
TOTAL MUNICIPAL BONDS                                                       71,187,128
(Cost $72,033,544)

CASH EQUIVALENTS - 1.5%
                              SHARES
Municipal Central Cash Fund,   1,083,452                 1,083,452
3.56% (c)(d) (Cost
$1,083,452)
TOTAL INVESTMENT PORTFOLIO -                             72,270,580
100.4%  (Cost $73,116,996)
NET OTHER ASSETS - (0.4)%                                (320,581)
NET ASSETS - 100%                                      $ 71,949,999
LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
(d) The rate quoted is the annualized seven-day yield of the fund at period end.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
MOODY'S RATINGS            S&P RATINGS
Aaa, Aa, A        77.8%    AAA, AA, A    69.7%
Baa               8.9%     BBB           11.9%
Ba                0.0%     BB            0.0%
B                 0.0%     B             0.0%
Caa               0.0%     CCC           0.0%
Ca, C             0.0%     CC, C         0.0%
                           D             0.0%
The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:
General Obligations          27.1%
Education                    22.6
Electric Utilities           19.9
Health Care                  13.5
Others (individually less    17.3
than 5%)
Net Other Assets             (0.4)
                            100.0%
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $73,116,996. Net unrealized depreciation aggregated $846,416, of which $548,216 related to appreciated investment securities and $1,394,632 related to depreciated investment securities.
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
                                         OCTOBER 31, 1999
ASSETS
Investment in securities, at                 $ 72,270,580
value (cost $73,116,996) -
See accompanying schedule
Cash                                          34,990
Receivable for fund shares                    376,953
sold
Interest receivable                           1,035,548
Other receivables                             911
 TOTAL ASSETS                                 73,718,982
LIABILITIES
Payable for investments         $ 1,286,864
purchased on a  delayed
delivery basis
Payable for fund shares          280,543
redeemed
Distributions payable            124,885
Accrued management fee           10,539
Distribution fees payable        20,573
Other payables and accrued       45,579
expenses
 TOTAL LIABILITIES                            1,768,983
NET ASSETS                                   $ 71,949,999
Net Assets consist of:
Paid in capital                              $ 72,801,661
Accumulated undistributed net                 (5,246)
realized gain (loss) on
investments
Net unrealized appreciation                   (846,416)
(depreciation) on investments
NET ASSETS                                   $ 71,949,999
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                         OCTOBER 31, 1999
CALCULATION OF MAXIMUM             $10.15
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($2,572,343 (divided by)
253,436 shares)
Maximum offering price per         $10.55
share (100/96.25 of $10.15)
CLASS T: NET ASSET VALUE and       $10.15
redemption price per share
($50,431,715 (divided by)
4,968,378 shares)
Maximum offering price per         $10.44
share (100/97.25 of $10.15)
CLASS B: NET ASSET VALUE and       $10.14
offering price per share
($10,387,389 (divided by)
1,024,065 shares) A
CLASS C: NET ASSET VALUE and       $10.15
offering price per share
($2,561,719 (divided by)
252,268 shares) A
INSTITUTIONAL CLASS: NET           $10.15
ASSET VALUE, offering price
and redemption price per
share ($5,996,833 (divided
by) 590,849 shares)
A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
                             YEAR ENDED OCTOBER 31, 1999
INTEREST INCOME                              $ 3,879,149
EXPENSES
Management fee                 $ 293,995
Transfer agent fees             103,028
Distribution fees               255,689
Accounting fees and expenses    64,808
Non-interested trustees'        238
compensation
Custodian fees and expenses     5,121
Registration fees               95,132
Audit                           51,521
Legal                           11,903
Reports to shareholders         6,711
Miscellaneous                   133
 Total expenses before          888,279
reductions
 Expense reductions             (119,127)     769,152
NET INTEREST INCOME                           3,109,997
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities          25,014
 Futures contracts              (46,201)      (21,187)
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities          (3,986,395)
 Futures contracts              38,839        (3,947,556)
NET GAIN (LOSS)                               (3,968,743)
NET INCREASE (DECREASE) IN                   $ (858,746)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                                 YEAR ENDED OCTOBER 31, 1999  ELEVEN MONTHS ENDED OCTOBER  YEAR ENDED NOVEMBER 30, 1997
                                                              31, 1998
INCREASE (DECREASE) IN NET
ASSETS
Operations Net interest income   $ 3,109,997                  $ 2,576,544                  $ 2,794,353
 Net realized gain (loss)         (21,187)                     831,999                      875,029
 Change in net unrealized         (3,947,556)                  795,349                      192,183
appreciation   (depreciation)
 NET INCREASE (DECREASE) IN       (858,746)                    4,203,892                    3,861,565
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     (3,109,997)                  (2,576,544)                  (2,794,353)
From net interest income
 From net realized gain           (587,640)                    (172,795)                    (6,721)
 TOTAL DISTRIBUTIONS              (3,697,637)                  (2,749,339)                  (2,801,074)
Share transactions - net          (3,244,402)                  14,997,838                   (8,495,226)
increase (decrease)
  TOTAL INCREASE (DECREASE)       (7,800,785)                  16,452,391                   (7,434,735)
IN NET ASSETS
NET ASSETS
 Beginning of period              79,750,784                   63,298,393                   70,733,128
 End of period                   $ 71,949,999                 $ 79,750,784                 $ 63,298,393

FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED OCTOBER 31,          1999      1998 H      1997 G    1996 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.770  $ 10.600    $ 10.410  $ 10.160
period
Income from Investment
Operations
Net interest income               .431      .411        .459      .113
Net realized and unrealized       (.540)    .200        .191      .250
gain (loss)
Total from investment             (.109)    .611        .650      .363
operations
Less Distributions
From net interest income          (.431)    (.411)      (.459)    (.113)
From net realized gain            (.080)    (.030)      (.001)    -
Total distributions               (.511)    (.441)      (.460)    (.113)
Net asset value, end of period   $ 10.150  $ 10.770    $ 10.600  $ 10.410
TOTAL RETURN B, C                 (1.07)%   5.89%       6.42%     3.59%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 2,572   $ 1,082     $ 442     $ 103
(000 omitted)
Ratio of expenses to average      .85% E    .90% A, E   .90% E    .90% A, E
net assets
Ratio of net interest income      4.17%     4.19% A     4.37%     4.60% A
to average  net assets
Portfolio turnover rate           19%       26% A, F    18%       35%
A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A
SHARES) TO NOVEMBER 30, 1996
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD
HAVE BEEN HIGHER.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G YEAR ENDED NOVEMBER 30
H ELEVEN MONTHS ENDED OCTOBER 31

FINANCIAL HIGHLIGHTS - CLASS T
YEARS ENDED OCTOBER 31,        1999      1998 F      1997 G    1996 G    1995 G    1994 G
SELECTED PER-SHARE DATA
Net asset value, beginning of  $ 10.770  $ 10.590    $ 10.410  $ 10.380  $ 9.400   $ 10.460
period
Income from Invest- ment
Operations
Net interest  income            .427      .407        .449      .461      .451      .455
Net realized  and unrealized    (.540)    .210        .181      .030      .980      (1.040)
gain (loss)
Total from investment           (.113)    .617        .630      .491      1.431     (.585)
operations
Less Distributions
From net interest  income       (.427)    (.407)      (.449)    (.461)    (.451)    (.455)
From net  realized gain         (.080)    (.030)      (.001)    -         -         -
In excess of net  realized      -         -           -         -         -         (.020)
gain
Total distributions             (.507)    (.437)      (.450)    (.461)    (.451)    (.475)
Net asset value,  end of       $ 10.150  $ 10.770    $ 10.590  $ 10.410  $ 10.380  $ 9.400
period
TOTAL RETURN B, C               (1.11)%   5.94%       6.21%     4.89%     15.49%    (5.78)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end  of period     $ 50,432  $ 60,070    $ 48,830  $ 56,729  $ 62,852  $ 57,382
(000 omitted)
Ratio of expenses to average    .90% D    .95% A, D   1.00% D   1.00% D   .94% D    .90% D
net assets
Ratio of net interest income    4.12%     4.15% A     4.32%     4.42%     4.56%     4.49%
to aver- age net assets
Portfolio turnover rate         19%       26% A, E    18%       35%       53%       53%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
F ELEVEN MONTHS ENDED OCTOBER 31
G YEAR ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS B
YEARS ENDED OCTOBER 31,        1999      1998 G       1997 H    1996 H    1995 H    1994 D
SELECTED PER-SHARE DATA
Net asset value, beginning of  $ 10.760  $ 10.590     $ 10.410  $ 10.380  $ 9.400   $ 9.890
period
Income from Investment
Operations
Net interest income             .353      .339         .382      .394      .373      .155
Net realized and  unrealized    (.540)    .200         .181      .030      .980      (.490)
gain (loss)
Total from investment           (.187)    .539         .563      .424      1.353     (.335)
operations
Less Distributions
From net  interest income       (.353)    (.339)       (.382)    (.394)    (.373)    (.155)
From net  realized gain         (.080)    (.030)       (.001)    -         -         -
Total distributions             (.433)    (.369)       (.383)    (.394)    (.373)    (.155)
Net asset value,  end of       $ 10.140  $ 10.760     $ 10.590  $ 10.410  $ 10.380  $ 9.400
period
TOTAL RETURN B, C               (1.81)%   5.17%        5.54%     4.21%     14.60%    (3.44)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end  of period     $ 10,387  $ 11,134     $ 7,917   $ 7,445   $ 6,226   $ 1,682
(000 omitted)
Ratio of expenses to average    1.60% E   1.65% A, E   1.65% E   1.66% E   1.68% E   1.65% A, E
net assets
Ratio of net interest income    3.43%     3.45% A      3.67%     3.76%     3.71%     3.74% A
to average  net assets
Portfolio turnover rate         19%       26% A, F     18%       35%       53%       53%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1994.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G ELEVEN MONTHS ENDED OCTOBER 31
H YEAR ENDED NOVEMBER 30
FINANCIAL HIGHLIGHTS - CLASS C
YEARS ENDED OCTOBER 31,          1999      1998 G       1997 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.770  $ 10.590     $ 10.550
period
Income from Investment
Operations
Net interest income               .342      .328         .027
Net realized and unrealized       (.540)    .210         .040
gain (loss)
Total from investment             (.198)    .538         .067
operations
Less Distributions
From net interest income          (.342)    (.328)       (.027)
From net realized gain            (.080)    (.030)       -
Total distributions               (.422)    (.358)       (.027)
Net asset value, end of period   $ 10.150  $ 10.770     $ 10.590
TOTAL RETURN B, C                 (1.91)%   5.16%        .63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 2,562   $ 1,137      $ 13
(000 omitted)
Ratio of expenses to average      1.70% E   1.75% A, E   1.75% A, E
net assets
Ratio of net interest income      3.34%     3.29% A      3.33% A
to average net assets
Portfolio turnover rate           19%       26% A, F     18%
A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G ELEVEN MONTHS ENDED OCTOBER 31

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
YEARS ENDED OCTOBER 31,        1999      1998 G      1997 H    1996 H    1995 H    1994 H
SELECTED PER-SHARE DATA
Net asset value, beginning of  $ 10.770  $ 10.590    $ 10.410  $ 10.360  $ 9.410   $ 10.460
period
Income from Investment
Operations
Net interest income             .448      .427        .475      .487      .477      .481
Net realized  and unrealized    (.540)    .210        .181      .050      .950      (1.030)
gain (loss)
Total from investment           (.092)    .637        .656      .537      1.427     (.549)
operations
Less Distributions
From net interest  income       (.448)    (.427)      (.475)    (.487)    (.477)    (.481)
From net  realized gain         (.080)    (.030)      (.001)    -         -         -
In excess of net  realized      -         -           -         -         -         (.020)
gain
Total distributions             (.528)    (.457)      (.476)    (.487)    (.477)    (.501)
Net asset value,  end of       $ 10.150  $ 10.770    $ 10.590  $ 10.410  $ 10.360  $ 9.410
period
TOTAL RETURN B, C               (.92)%    6.14%       6.48%     5.36%     15.44%    (5.43)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period      $ 5,997   $ 6,328     $ 6,098   $ 6,455   $ 11,085  $ 11,702
(000 omitted)
Ratio of expenses to average    .70% D    .75% A, D   .75% D    .75% D    .70% D    .65% D
net assets
Ratio of expenses to average    .70%      .75% A      .75%      .74% E    .70%      .65%
net assets after expense
reductions
Ratio of net interest income    4.32%     4.36% A     4.57%     4.68%     4.96%     4.75%
to average net assets
Portfolio turnover rate         19%       26% A, F    18%       35%       53%       53%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G ELEVEN MONTHS ENDED OCTOBER 31
H YEAR ENDED NOVEMBER 30
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999
1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) (formerly a fund of Fidelity Advisor Series VI) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Interest income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and losses deferred due to futures transactions. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES - CONTINUED
to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $16,576,179 and $14,786,415, respectively.
The market value of futures contracts opened and closed during the period amounted to $3,833,875 and $6,387,873, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .38% of average net assets. SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with FIMM, a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .15%
CLASS T    .25%
CLASS B    .90%*
CLASS C    1.00%**
* .65% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
** .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC
CLASS A   $ 3,322      $ 311
CLASS T    140,713      2,587
CLASS B    93,961       67,917
CLASS C    17,693       14,383
          $ 255,689    $ 85,198
SALES LOAD. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within three years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 3% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC
CLASS A   $ 8,353      $ 2,999
CLASS T    22,401       9,014
CLASS B    30,967       30,967*
CLASS C    946          946*
          $ 62,667     $ 43,926
* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT AND ACCOUNTING FEES. Effective June 14, 1999, Citibank, N.A.(Citibank) replaced UMB Bank, n.a. as the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, Class C, and Institutional Class shares. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC, an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:
                       AMOUNT     % OF AVERAGE NET ASSETS
CLASS A                $ 3,662    .17
CLASS T                 73,465    .13
CLASS B                 12,947    .12
CLASS C                 3,001     .17
INSTITUTIONAL CLASS     9,953     .15
                       $ 103,028
Citibank also has a sub-contract with Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT
CLASS A               .85%                     $ 3,290
CLASS T               .90%                      93,455
CLASS B               1.60%                     10,988
CLASS C               1.70%                     2,659
INSTITUTIONAL CLASS   .70%                      8,735
                                               $ 119,127
Effective December 1, 1998, Class A, Class B, Class C, and Institutional Class expense limitations were changed from .90%, 1.65%, 1.75%, and .75%; to .85%, 1.60%, 1.70%, and .70% of each class'
average net assets, respectively.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:

                          YEAR ENDED   ELEVEN MONTHS ENDED OCTOBER 31,  YEAR ENDED NOVEMBER 30,
                          OCTOBER 31,
                          1999         1998                             1997 A
FROM NET INTEREST INCOME
Class A                   $ 92,550     $ 31,705                         $ 15,189
Class T                    2,315,888    2,019,325                        2,195,690
Class B                    358,623      267,333                          274,703
Class C                    59,144       15,339                           26
Institutional Class        283,792      242,842                          308,745
Total                     $ 3,109,997  $ 2,576,544                      $ 2,794,353
FROM NET REALIZED GAIN
Class A                   $ 8,027      $ 1,246                          $ 24
Class T                    448,244      136,882                          5,310
Class B                    74,885       22,913                           767
Class C                    9,946        35                               -
Institutional Class        46,538       11,719                           620
Total                     $ 587,640    $ 172,795                        $ 6,721

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
7. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:

                                SHARES
                                YEAR ENDED  OCTOBER 31, 1999  ELEVEN MONTHS  ENDED OCTOBER  YEAR ENDED NOVEMBER 30, 1997 A
                                                              31, 1998
CLASS A Shares sold              213,824                       72,895                        37,401
Issue in exchange for the        -                             52,153                        -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Class A
Reinvestment of distributions    7,447                         2,327                         1,437
Shares redeemed                  (68,308)                      (68,581)                      (7,082)
Net increase (decrease)          152,963                       58,794                        31,756
CLASS T Shares sold              2,607,737                     833,212                       1,237,934
Issue in exchange for the        -                             1,639,675                     -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Class T
Reinvestment of distributions    195,749                       146,958                       150,942
Shares redeemed                  (3,412,827)                   (1,651,570)                   (2,228,549)
Net increase (decrease)          (609,341)                     968,275                       (839,673)
CLASS B Shares sold              436,062                       412,030                       162,293
Reinvestment of distributions    24,808                        17,176                        17,600
Shares redeemed                  (471,198)                     (142,402)                     (147,606)
Net increase (decrease)          (10,328)                      286,804                       32,287
CLASS C Shares sold              258,235                       123,360                       1,185
Reinvestment of distributions    4,045                         1,212                         2
Shares redeemed                  (115,591)                     (20,180)                      -
Net increase (decrease)          146,689                       104,392                       1,187

                                DOLLARS
                                YEAR ENDED  OCTOBER 31, 1999  ELEVEN MONTHS  ENDED OCTOBER  YEAR ENDED NOVEMBER 30, 1997 A
                                                              31, 1998
CLASS A Shares sold             $ 2,273,361                   $ 774,852                     $ 388,486
Issue in exchange for the        -                             554,907                       -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Class A
Reinvestment of distributions    77,827                        24,853                        14,999
Shares redeemed                  (711,636)                     (732,634)                     (74,532)
Net increase (decrease)         $ 1,639,552                   $ 621,978                     $ 328,953
CLASS T Shares sold             $ 27,740,166                  $ 8,684,653                   $ 12,868,543
Issue in exchange for the        -                             17,446,147                    -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Class T
Reinvestment of distributions    2,061,872                     1,569,314                     1,571,556
Shares redeemed                  (36,164,059)                  (17,602,042)                  (23,132,793)
Net increase (decrease)         $ (6,362,021)                 $ 10,098,072                  $ (8,692,694)
CLASS B Shares sold             $ 4,584,924                   $ 4,400,752                   $ 1,686,065
Reinvestment of distributions    260,754                       183,295                       183,295
Shares redeemed                  (4,962,734)                   (1,517,988)                   (1,530,078)
Net increase (decrease)         $ (117,056)                   $ 3,066,059                   $ 339,282
CLASS C Shares sold             $ 2,695,857                   $ 1,314,301                   $ 12,505
Reinvestment of distributions    42,439                        12,987                        25
Shares redeemed                  (1,199,769)                   (217,401)                     -
Net increase (decrease)         $ 1,538,527                   $ 1,109,887                   $ 12,530

A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
7. SHARE TRANSACTIONS - CONTINUED

                                SHARES
                                YEAR ENDED  OCTOBER 31, 1999  ELEVEN MONTHS  ENDED OCTOBER  YEAR ENDED NOVEMBER 30, 1997
                                                              31, 1998
INSTITUTIONAL CLASS Shares       161,716                       344,786                       221,521
sold
Issue in exchange for the        -                             41,426                        -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Institutional
Class
Reinvestment of distributions    7,244                         3,754                         5,385
Shares redeemed                  (165,729)                     (378,091)                     (271,323)
Net increase (decrease)          3,231                         11,875                        (44,417)

                                DOLLARS
                                YEAR ENDED  OCTOBER 31, 1999  ELEVEN MONTHS  ENDED OCTOBER  YEAR ENDED NOVEMBER 30, 1997
                                                              31, 1998
INSTITUTIONAL CLASS Shares      $ 1,718,233                   $ 3,651,862                   $ 2,293,637
sold
Issue in exchange for the        -                             440,774                       -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Institutional
Class
Reinvestment of distributions    76,239                        40,053                        55,968
Shares redeemed                  (1,737,876)                   (4,030,847)                   (2,832,902)
Net increase (decrease)         $ 56,596                      $ 101,842                     $ (483,297)

8. MERGER INFORMATION.
On May 28, 1998, Class A, Class T, and Institutional Class of the fund acquired all of the assets and assumed all of the liabilities of
Fidelity Advisor Short-Intermediate Municipal Income Fund Class A,
Class T, and Institutional Class, respectively. Each acquisition was approved by the shareholders of each class of Fidelity Advisor Short-Intermediate Municipal Income Fund on May 4, 1998. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.
Class A's acquisition of Fidelity Advisor Short-Intermediate Class A was accomplished by an exchange of 52,123 shares of Class A for the
54,832 shares then outstanding of Fidelity Advisor Short-Intermediate
Class A (each valued at $10.12). Class T's acquisition of Fidelity
Advisor Short-Intermediate Class T was accomplished by an exchange of 1,639,675 shares of Class T for the 1,722,226 shares then outstanding of Fidelity Advisor Short-Intermediate Class T (each valued at
$10.13). Institutional Class' acquisition of Fidelity Advisor Short-Intermediate Institutional Class was accomplished by an exchange of 41,426 shares of Institutional Class for the 43,512 shares then outstanding of Fidelity Advisor Short-Intermediate Institutional Class (each valued at $10.13).
Fidelity Advisor Short-Intermediate Municipal Income Fund's net
assets, including $276,190 of unrealized appreciation, were combined with the fund for total net assets after the acquisition of
$77,174,506.
9. PROPOSED REORGANIZATION
The Board of Trustees of Fidelity Advisor Intermediate Municipal
Income Fund (the fund) has approved an Agreement and Plan of
Reorganization ("Agreement") between the fund and Fidelity Advisor Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Fidelity Advisor
Municipal Income Fund in exchange solely for the number of shares of
Class A, Class T, Class B, Class C and Institutional Class of Fidelity Advisor Municipal Income Fund having the same relative net asset value as the outstanding shares of Class A, Class T, Class B, Class C and Institutional Class of the fund as of the close of business of the New
York Stock Exchange on the day that the Reorganization is effective and the assumption by Fidelity Advisor Municipal Income Fund of all of
the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority
(as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on April 19, 2000 to vote on the Agreement. A detailed description of the proposed transactions and voting information will be sent to shareholders of the fund in February, 2000. If the
Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about May 25, 2000.
Effective at the close of business on December 29, 1999, Class A,
Class T, Class B, Class C and Institutional Class shares of Fidelity Advisor Intermediate Municipal Income Fund are no longer available for purchase or exchange to all accounts pending the proposed
Reorganization.
REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Municipal Income Fund (formerly a fund of Fidelity Advisor Series VI):
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Municipal Income Fund (a fund of
Fidelity Advisor Series II, formerly a fund of Fidelity Advisor Series
VI) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the
responsibility of the Fidelity Advisor Intermediate Municipal Income
Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October
31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999
DISTRIBUTIONS
The Board of Trustees of Fidelity Advisor Intermediate Municipal
Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
        PAY DATE  RECORD DATE DIVIDENDS CAPITAL GAINS
Class A 12/7/1998 12/4/1998   $-        $.08
Class T 12/7/1998 12/4/1998   $-        $.08
Class B 12/7/1998 12/4/1998   $-        $.08
Class C 12/7/1998 12/4/1998   $-        $.08
The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.
During fiscal year ended 1999, 100% of the fund's income dividends was free from federal income tax, and 12.14% of the fund's income dividends was subject to the federal alternative minimum tax.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISER
Fidelity Investments Money
Management, Inc. (FIMM)
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Stanley N. Griffith, Assistant Vice President
Norman U. Lind, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Citibank, N.A.
New York ,NY
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
Citibank, N.A.
New York ,NY
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund
(registered trademark)
FIDELITY(REGISTERED TRADEMARK) ADVISOR
INTERMEDIATE MUNICIPAL INCOME FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
OCTOBER 31, 1999
(2_FIDELITY_LOGOS)(registered trademark)
CONTENTS
PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.
PERFORMANCE            4   How the fund has done over
                           time.
FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.
INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.
INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.
FINANCIAL STATEMENTS   19  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.
NOTES                  28  Notes to the financial
                           statements.
REPORT OF INDEPENDENT  37  The auditors' opinion.
ACCOUNTANTS
DISTRIBUTIONS          38
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.
This report is printed on recycled paper using soy-based inks.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES
AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE
(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal
Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in
high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - INSTITUTIONAL
CLASS
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV INT MUNICIPAL         -0.92%       33.38%        77.46%
INCOME - INST CL
LB 1-17 Year Municipal Bond        -0.07%       37.20%        n/a
Intermediate Municipal Debt        -1.47%       30.78%        80.53%
Funds Average
CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Lehman Brothers 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. To measure how Institutional
Class' performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper
Inc. The past one year average represents a peer group of 132 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY ADV INT MUNICIPAL       -0.92%       5.93%         5.90%
INCOME - INST CL
LB 1-17 Year Municipal Bond      -0.07%       6.53%         n/a
Intermediate Municipal Debt      -1.47%       5.51%         6.08%
Funds Average
AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Int Muni Inc -CL I       LB Municipal Bond
             00089                       LB015
  1989/10/31      10000.00                    10000.00
  1989/11/30      10109.41                    10175.00
  1989/12/31      10200.54                    10258.23
  1990/01/31      10167.26                    10209.71
  1990/02/28      10257.55                    10300.58
  1990/03/31      10275.02                    10303.67
  1990/04/30      10169.36                    10229.07
  1990/05/31      10354.77                    10452.37
  1990/06/30      10440.50                    10544.24
  1990/07/31      10566.50                    10699.25
  1990/08/31      10505.06                    10543.89
  1990/09/30      10533.20                    10549.90
  1990/10/31      10650.99                    10741.28
  1990/11/30      10820.93                    10957.28
  1990/12/31      10850.13                    11004.95
  1991/01/31      10971.29                    11152.64
  1991/02/28      11071.17                    11249.66
  1991/03/31      11078.61                    11253.71
  1991/04/30      11179.04                    11403.39
  1991/05/31      11268.60                    11504.76
  1991/06/30      11275.44                    11493.37
  1991/07/31      11388.38                    11633.36
  1991/08/31      11479.38                    11786.57
  1991/09/30      11549.74                    11940.04
  1991/10/31      11673.77                    12047.50
  1991/11/30      11703.19                    12081.11
  1991/12/31      11896.58                    12340.37
  1992/01/31      11979.68                    12368.51
  1992/02/29      11993.42                    12372.46
  1992/03/31      11947.57                    12377.04
  1992/04/30      12031.13                    12487.20
  1992/05/31      12163.09                    12634.17
  1992/06/30      12322.72                    12846.17
  1992/07/31      12588.11                    13231.30
  1992/08/31      12495.04                    13102.30
  1992/09/30      12611.74                    13187.98
  1992/10/31      12525.61                    13058.35
  1992/11/30      12757.10                    13292.22
  1992/12/31      12762.90                    13427.94
  1993/01/31      12923.60                    13584.10
  1993/02/28      13272.27                    14075.44
  1993/03/31      13143.47                    13926.66
  1993/04/30      13238.39                    14067.18
  1993/05/31      13296.72                    14146.24
  1993/06/30      13440.07                    14382.34
  1993/07/31      13471.34                    14401.18
  1993/08/31      13709.83                    14701.01
  1993/09/30      13855.03                    14868.46
  1993/10/31      13884.33                    14897.15
  1993/11/30      13779.35                    14765.91
  1993/12/31      14031.13                    15077.62
  1994/01/31      14164.45                    15249.80
  1994/02/28      13800.76                    14854.83
  1994/03/31      13264.78                    14249.95
  1994/04/30      13384.95                    14370.79
  1994/05/31      13507.60                    14495.38
  1994/06/30      13413.40                    14406.81
  1994/07/31      13603.21                    14670.89
  1994/08/31      13657.48                    14721.65
  1994/09/30      13493.74                    14505.54
  1994/10/31      13304.90                    14247.92
  1994/11/30      13030.65                    13990.32
  1994/12/31      13269.12                    14298.24
  1995/01/31      13591.57                    14706.89
  1995/02/28      13939.09                    15134.56
  1995/03/31      14094.63                    15308.46
  1995/04/30      14093.65                    15326.52
  1995/05/31      14418.66                    15815.59
  1995/06/30      14344.17                    15678.00
  1995/07/31      14454.81                    15826.63
  1995/08/31      14638.96                    16027.31
  1995/09/30      14735.89                    16128.76
  1995/10/31      14896.28                    16363.27
  1995/11/30      15042.28                    16634.74
  1995/12/31      15176.09                    16794.60
  1996/01/31      15280.95                    16921.40
  1996/02/29      15234.51                    16807.18
  1996/03/31      15087.81                    16592.38
  1996/04/30      15043.09                    16545.43
  1996/05/31      15029.73                    16538.81
  1996/06/30      15163.76                    16718.92
  1996/07/31      15285.12                    16871.06
  1996/08/31      15287.00                    16867.01
  1996/09/30      15438.23                    17103.15
  1996/10/31      15591.09                    17296.58
  1996/11/30      15847.95                    17613.11
  1996/12/31      15806.02                    17539.14
  1997/01/31      15838.31                    17572.28
  1997/02/28      15972.19                    17733.60
  1997/03/31      15786.76                    17497.21
  1997/04/30      15908.69                    17643.66
  1997/05/31      16095.23                    17909.02
  1997/06/30      16249.64                    18099.75
  1997/07/31      16656.44                    18601.12
  1997/08/31      16515.03                    18426.82
  1997/09/30      16702.54                    18645.55
  1997/10/31      16782.23                    18765.44
  1997/11/30      16874.81                    18875.78
  1997/12/31      17082.16                    19151.18
  1998/01/31      17225.79                    19348.82
  1998/02/28      17218.79                    19354.62
  1998/03/31      17234.15                    19371.66
  1998/04/30      17167.78                    19284.29
  1998/05/31      17395.21                    19589.56
  1998/06/30      17457.90                    19666.74
  1998/07/31      17474.44                    19716.11
  1998/08/31      17719.59                    20020.72
  1998/09/30      17913.90                    20270.18
  1998/10/31      17910.89                    20269.77
  1998/11/30      17955.29                    20340.92
  1998/12/31      17985.85                    20392.18
  1999/01/31      18202.85                    20634.64
  1999/02/28      18108.90                    20544.47
  1999/03/31      18107.26                    20573.03
  1999/04/30      18154.11                    20624.25
  1999/05/31      18063.85                    20504.84
  1999/06/30      17799.98                    20209.57
  1999/07/31      17881.15                    20283.13
  1999/08/31      17807.17                    20120.87
  1999/09/30      17853.45                    20129.12
  1999/10/29      17746.12                    19910.92
IMATRL PRASUN   SHR__CHT 19991031 19991115 090457 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Municipal Income Fund - Institutional Class on October 31, 1989. As the chart shows, by
October 31, 1999, the value of the investment would have grown to
$17,746 - a 77.46% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,911 - a 99.11% increase. (checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices,
for example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
TOTAL RETURN COMPONENTS
                  YEARS ENDED OCTOBER 31,
                  1999             1998   1997   1996    1995
Dividend returns  4.13%            4.55%  4.81%  4.85%   5.22%
Capital returns   -5.05%           2.18%  2.83%  -0.19%   6.74%
Total returns     -0.92%           6.73%  7.64%  4.66%   11.96%
TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class'
share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
Dividends per share              3.84(cents)   22.30(cents)   44.76(cents)
Annualized dividend rate         4.45%         4.28%          4.26%
30-day annualized yield          4.50%         -              -
30-day annualized                7.03%         -              -
tax-equivalent yield
DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $10.17 over the past one month, $10.33 over the past six months and $10.50 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period.
It also helps you compare funds from different companies on an equal basis. The tax equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses, the yield and tax equivalent yield would have been 4.41% and 6.89%, respectively.
FUND TALK: THE MANAGER'S OVERVIEW
MARKET RECAP
Despite a municipal bond market
rally late in the period spurred by
attractively priced issues and yields
higher than they've been since
1997, munis produced lackluster
results during the 12-month period
ending October 31, 1999.
Following the global financial crisis
in the fall of 1998 and interest rate
jitters through most of 1999, the
Lehman Brothers Municipal Bond
Index - an index of approximately
50,000 investment-grade, fixed-rate,
tax-
exempt bonds - declined 1.77%
during the period. In comparison,
the Lehman Brothers Aggregate
Bond Index - a broad measure of
the taxable bond market - posted a
marginally positive return of
0.53%. In general, the negative
environment of increasing interest
rates and investors' persistent
concerns about inflation hit the
Lehman Brothers Long-Term
Government Bond Index the hardest,
as it fell 6.10% during the period.
While the supply of municipals was
relatively light during the period -
particularly compared to 1998's
near-record levels of issuance -
demand was similarly muted,
especially among institutional
investors. Muni bonds came under
further downward pressure in the
second half of the period following
two interest-rate hikes by the
Federal Reserve Board and
widespread belief among investors
that there would be a third hike in
November.
(photograph of Norm Lind)
An interview with Norm Lind, Portfolio Manager of Fidelity Advisor Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the 12-month period ended October 31, 1999, the fund's
Institutional Class shares had a total return of -0.92%. To get a sense of how the fund did relative to its competitors, the
intermediate municipal debt funds average returned -1.47% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman
Brothers 1-17 Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned -0.07% for the same
12-month period.
Q. RISING INTEREST RATES MADE THE PAST YEAR PRETTY DIFFICULT FOR ALL
BONDS, INCLUDING MUNICIPAL BONDS. WERE THERE ANY TYPES OF MUNICIPALS
THAT HELD UP WELL AGAINST THE UNFAVORABLE BACKDROP?
A. Yes, the fund benefited from its relatively large position in premium coupon bonds, which pay interest rates above prevailing markets rates and trade at prices that are above their face - or par - value. The primary reason why I favored them is because their premium gives them DE MINIMIS protection. This protects the bonds' gains from unfavorable tax treatment that can occur during particular market environments. In addition, individual investors tend to shy away from premiums, so I'm often able to purchase them at attractive prices compared to similarly rated, comparable maturity bonds with coupons at or below prevailing rates. Separately, the fund was helped by its emphasis on high-quality bonds, since certain lower-quality securities
- namely hospital and industrial development bonds - came under increased pressure as interest rates rose.
Q. WHICH BOND MATURITIES DID YOU EMPHASIZE DURING THE YEAR AND WHAT
EFFECT DID YOUR CHOICES HAVE ON PERFORMANCE?
A. My "barbell" strategy had a mixed effect on performance. Throughout much of the past year, the fund benefited from its barbelled positioning, meaning it was heavily weighted toward short- and longer-term bonds, with a smaller weighting in intermediate-maturity securities. Early on, longer-term bond yields rose less in response to rising interest rates, and their prices - which move in the opposite direction of their yields - fell less. But from August through the end of October of this year, the reverse was true and the fund's barbell positioning detracted from its performance.
Q. HOW DID THAT BARBELL STRATEGY AFFECT THE FUND'S DURATION - WHICH MEASURES ITS INTEREST-RATE SENSITIVITY?
A. Since I offset the fund's longer-term holdings with shorter-term holdings, I kept the fund's duration in line with the intermediate municipal market as a whole, as measured by the Lehman Brothers 1-17
Year Municipal Bond Index. More recently, however, I sold some shorter- and longer-term holdings in favor of intermediate-term securities, which I viewed as being priced more attractively and offering the best potential for total return. At the end of the period, the fund's duration was five years, which remained in line with the Lehman Brothers index.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. The main factor affecting the future of municipals will probably be
- as it has been over the past year - the direction of interest rates.
But since I don't spend time on interest-rate forecasting, I'll look for attractively priced bonds that I believe can perform well in relation to other bonds, no matter what the interest-rate backdrop.
From a technical standpoint, the municipal market is in reasonably good shape. Rising interest rates have curtailed the supply of new issuance and refundings - or refinancings - of existing debt have slowed. Given that municipal bonds currently offer attractive values relative to U.S. Treasury securities, I think we could see better demand in the months to come.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR
ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE
SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS
AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE
VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE
INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS
FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON
BEHALF OF ANY FIDELITY FUND.
(checkmark)FUND FACTS
GOAL: to provide high current
income exempt from federal
income tax by investing
normally in investment-grade
municipal debt securities
START DATE: September 19,
1985
SIZE: as of October 31,
1999, more than $71 million
MANAGER: Norm Lind, since
1998; joined Fidelity in
1986
NORM LIND ON SUPPLY AND
DEMAND CHARACTERISTICS OF THE
MUNICIPAL MARKET:
"After the direction of interest rates,
supply and demand are probably the
most important factors determining
municipal bond performance. As a
portfolio manager, I try to take
advantage of seasonal shifts, selling
bonds when supply is light and prices
are fairly advantageous, and buying
when supply is heavy and prices are
relatively cheap. For example,
municipal supply generally slows
down during the summer when
market participants - such as
investment bankers, dealers,
investors and others - go on
vacation, although supply generally
picks up again in the remaining
months of the year. What's more
interesting, in my view, are demand
patterns. With the help of Fidelity's
research team, I look for
opportunities to exploit changes in
investor activity, buying after certain
types of investors have unloaded
municipal bonds and prices are
attractive, and selling when there is
strong demand."
NOTE TO SHAREHOLDERS:
On October 14, 1999, the Board of
Trustees of Fidelity Advisor
Intermediate Municipal Income
Fund voted to present a proposal to
shareholders to merge the fund into
Fidelity Advisor Municipal Income
Fund. A shareholder meeting is
scheduled for April 19, 2000. As of
December 29, 1999, the fund will be
closed to new investments in
anticipation of the proposed
merger. On or about February 23,
2000, shareholders will be sent
proxy materials asking them to vote
on this proposal.
INVESTMENT CHANGES

TOP FIVE STATES AS OF OCTOBER
31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
Texas                           15.4                    11.4
Washington                      10.4                    7.6
California                      10.0                    12.7
New York                        8.4                     8.8
North Carolina                  4.9                     4.7
TOP FIVE SECTORS AS OF
OCTOBER 31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
General Obligations             27.1                    25.3
Education                       22.6                    21.8
Electric Utilities              19.9                    18.2
Health Care                     13.5                    14.3
Transportation                  4.4                     4.2
AVERAGE YEARS TO MATURITY AS
OF OCTOBER 31, 1999
                                                        6 MONTHS AGO
Years                           7.2                     7.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1999
                                        6 MONTHS AGO
Years                             5.0   5.2
DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF OCTOBER 31, 1999                                 AS OF APRIL 30, 1999
Aaa                      53.5%                         Aaa                             48.3%
Aa, A                    34.2%                         Aa, A                           38.3%
Baa                      10.8%                         Baa                             11.0%
Short-term  Investments   1.5%                         Short-term  Investments          2.4%
Row: 1, Col: 1, Value: 53.5                            Row: 1, Col: 1, Value: 48.3
Row: 1, Col: 2, Value: 0.0                             Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 34.2                            Row: 1, Col: 3, Value: 38.3
Row: 1, Col: 4, Value: 0.0                             Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 10.8                            Row: 1, Col: 5, Value: 11.0
Row: 1, Col: 6, Value: 0.0                             Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                             Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.5                             Row: 1, Col: 8, Value: 2.4

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P(registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets

MUNICIPAL BONDS - 98.9%
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
ALASKA - 0.4%
Alaska Student Ln. Corp.          Aaa       $ 300,000                      $ 301,773
Student Ln. Rev. Series A,
5% 7/1/03 (AMBAC Insured) (e)
ARIZONA - 1.4%
Maricopa County Cmnty.            Aa1        1,000,000                      1,001,800
College District Series B,
5.25% 7/1/10
ARKANSAS - 1.2%
Arkansas Gen. Oblig. (Cap.        Aa3        1,000,000                      892,970
Appreciation) (College
Savings Proj.) Series A, 0%
6/1/02
CALIFORNIA - 10.0%
California Ed. Facilities         AAA        225,000                        217,310
Auth. Rev. Rfdg. (Chapman
Univ.) 5.375% 10/1/16 (AMBAC
Insured)
California Health Facilities      A+         2,275,000                      2,282,189
Fin. Auth. Rev. (Casa de Las
Campanas) Series A, 5.375%
8/1/09
California Hsg. Fin. Agcy.        Aaa        1,000,000                      1,000,560
Rev. (Home Mtg.) Series R,
5.35% 8/1/07 (MBIA Insured)
(e)
California Poll. Cont. Fing.      Baa2       500,000                        512,615
Auth. Resource Recovery Rev.
(Waste Mgmt., Inc.) Series
A, 7.15% 2/1/11 (e)
Los Angeles County Ctfs. of       A3         970,000                        759,432
Prtn. (Disney Parking Proj.)
0% 9/1/04
Sacramento Muni. Util.            Aaa        1,000,000                      1,031,370
District Elec. Rev. 5.45%
11/15/08 (FGIC Insured)
Sacramento Pwr. Auth.
Cogeneration Proj. Rev.:
6% 7/1/02                         BBB-       1,000,000                      1,037,920
6.5% 7/1/08                       BBB-       300,000                        321,714
                                                                            7,163,110
COLORADO - 1.3%
Arapaho County Cap. Impt.         Aaa        3,620,000                      562,512
Trust Fund Hwy. Rev. (Cap.
Appreciation) Series C, 0%
8/31/26 (Pre-Refunded to
8/31/05 @ 20.8626) (f)
Colorado Health Facilities        Baa2       400,000                        385,116
Auth. Rev. Rfdg. (Rocky
Mountain Adventist) 6.25%
2/1/04
                                                                            947,628
DISTRICT OF COLUMBIA - 0.7%
District of Columbia Redev.       Baa        500,000                        504,035
Land Agcy. Washington D.C.
Sports Arena Spl. Tax Rev.
5.4% 11/1/00
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
FLORIDA - 2.1%
Broward County Resource           A3        $ 460,000                      $ 474,798
Recovery Rev. (SES Broward
Co. LP South Proj.) 7.95%
12/1/08
Dade County Aviation Rev.         Aaa        500,000                        507,690
Rfdg.  (Miami Int'l Arpt.)
Series A,  5.25% 10/1/01
(FSA Insured) (e)
Jacksonville Port Auth. Rev.      Aaa        500,000                        511,710
Rfdg. 5.75% 11/1/09 (MBIA
Insured) (e)
                                                                            1,494,198
GEORGIA - 0.4%
Atlanta Wtr. & Wastewtr. Rev.     Aaa        100,000                        101,026
Rfdg. Series A, 5.5% 11/1/10
(FGIC Insured)
Georgia Gen. Oblig. Series B,     Aaa        150,000                        156,903
5.75% 8/1/10
                                                                            257,929
ILLINOIS - 2.2%
Chicago Midway Arpt. Rev.         Aaa        300,000                        312,039
Series B, 6% 1/1/09 (MBIA
Insured) (e)
Metro. Pier & Exposition
Auth. Dedicated Tax Rev.
(Cap. Appreciation):
Series A:
0% 6/15/09 (FGIC Insured)         Aaa        435,000                        258,342
0% 6/15/09 (FGIC Insured)         Aaa        65,000                         38,793
(Escrowed to Maturity) (f)
0% 6/15/00 (AMBAC Insured)        Aaa        1,000,000                      976,400
                                                                            1,585,574
IOWA - 2.1%
Iowa Student Ln. Liquidity        Aa1        1,500,000                      1,532,925
Corp. Student Ln. Rev.
Series A, 6.35% 3/1/01
KANSAS - 4.3%
Kansas Dev. Fin. Auth. Rev.:
(Sisters of Charity -             Aaa        1,385,000                      1,383,213
Leavenworth Health  Svc.
Co.) 5.25% 12/1/09 (MBIA
Insured)
(Sisters of Charity               Aaa        1,750,000                      1,723,138
Leavenworth Health  Svc.
Co.) 5.25% 12/1/11 (MBIA
Insured)
                                                                            3,106,351
LOUISIANA - 2.6%
Louisiana Pub. Facilities         Aaa        1,825,000                      1,862,759
Auth. Rev. Rfdg. (Student
Ln.) Series A1, 6.2% 3/1/01
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
MAINE - 1.4%
Maine Edl. Ln. Marketing          Aaa       $ 1,000,000                    $ 1,000,000
Corp. Student Ln. Rev.
Series A 4, 5.45% 11/1/99 (e)
MASSACHUSETTS - 4.5%
Boston Gen. Oblig. Rev.           Aaa        250,000                        260,140
(Boston City Hosp.) Series
A, 7.625% 2/15/21
(Pre-Refunded to 8/15/00 @
101.66) (f)
Massachusetts Gen. Oblig.         Aa3        250,000                        251,588
Rfdg. Series A,  5.5% 2/1/11
Massachusetts Health & Edl.       Aaa        700,000                        695,226
Facilities Auth. Rev. Rfdg.
(Fairview Extended Care)
Series B, 4.55% 1/1/21 (MBIA
Insured)
Massachusetts Ind. Fin. Agcy.     A1         1,600,000                      1,407,344
Rev. (Cap. Appreciation)
(Massachusetts Biomedical)
Series A 1, 0% 8/1/02
Massachusetts Tpk. Auth.          Aaa        550,000                        551,227
Western Tpk. Rev. Series A,
5.55% 1/1/17 (MBIA Insured)
Massachusetts Wtr. Poll.          Aa1        100,000                        95,035
Abatement Trust Rev. (MWRA
Ln. Prog.) Series A, 5.25%
8/1/14
                                                                            3,260,560
MICHIGAN - 2.6%
Michigan Hosp. Fin. Auth.
Rev. Rfdg.:
(McLaren Health Care Corp.)       A1         2,000,000                      1,661,980
Series A,  5% 6/1/19
(Mercy Health Svcs.) Series       Aa3        200,000                        205,568
S, 5.75% 8/15/05
                                                                            1,867,548
MINNESOTA - 0.5%
Minneapolis Gen. Oblig. (Cap.     Aaa        200,000                        174,506
Appreciation) Series B, 0%
12/1/02
Minnesota Higher Ed.              Aa3        200,000                        200,558
Facilities Auth. Rev.
(MacAlester College) Series
4 C, 5.5% 3/1/12
                                                                            375,064
MONTANA - 1.7%
Montana Higher Ed. Student        A          1,210,000                      1,212,069
Assistance Corp. Student Ln.
Rev. Series B, 6.6% 12/1/99
(e)
NEVADA - 0.8%
Clark County School District      Aaa        500,000                        539,915
Series A, 9.75% 6/1/01 (MBIA
Insured)
NEW JERSEY - 0.7%
New Jersey Gen. Oblig. Series     Aa1        500,000                        511,065
F, 5.5% 8/1/11
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
NEW MEXICO - 4.5%
Albuquerque Arpt. Rev. Rfdg.:
6.25% 7/1/00 (AMBAC Insured)      Aaa       $ 250,000                      $ 253,765
(e)
6.75% 7/1/09 (AMBAC Insured)      Aaa        450,000                        498,236
(e)
New Mexico Edl. Assistance        Aaa        1,900,000                      1,955,043
Foundation Student Ln. Rev.
Series IV A2, 6.65% 3/1/07
Rio Rancho Wtr. & Wastewtr.       Aaa        500,000                        565,810
Sys. Rev. Series A, 8%
5/15/04 (FSA Insured)
                                                                            3,272,854
NEW YORK - 8.4%
Buffalo Gen. Oblig. Rfdg.         Aaa        1,025,000                      985,189
Series C, 5.25% 12/1/13
(FGIC Insured)
New York City Gen. Oblig.         A3         1,000,000                      984,270
Series H, 5.5% 8/1/12
New York State Dorm. Auth.
Rev.:
(City Univ. Sys.                  Baa1       500,000                        501,210
Consolidated) Series A,
5.75% 7/1/13
(City Univ. Sys.) Series C,       Baa1       500,000                        562,470
7.5% 7/1/10
Rfdg. (State Univ. Edl.           A3         500,000                        533,625
Facilities) Series A,  6.5%
5/15/04
New York State Envir.             Aa1        500,000                        430,240
Facilities Corp. Clean  Wtr.
& Drinking Rev. (Revolving
Funds)  Series F, 4.875%
6/15/18
New York State Local Govt.
Assistance Corp.:
(Cap. Appreciation) Series A,     A3         1,000,000                      645,970
0% 4/1/08
Rfdg. Series A, 5.5% 4/1/04       Aaa        100,000                        103,105
(AMBAC Insured)
New York State Thruway Auth.
Svc. Contract Rev. (Local
Hwy. & Bridge):
5.4% 4/1/03                       Baa1       250,000                        255,208
6% 4/1/03                         Baa1       200,000                        207,906
New York State Urban Dev.
Corp. Rev.:
(Sports Facilities Assistance     Aaa        500,000                        507,420
Prog.) Series A, 5.5% 4/1/10
(MBIA Insured)
Rfdg. (Correctional               Aaa        300,000                        308,313
Facilities) 5.625% 1/1/07
(AMBAC Insured)
                                                                            6,024,926
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
NORTH CAROLINA - 4.9%
North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.:
Rfdg.:
Series B, 6% 1/1/06               Baa3      $ 1,315,000                    $ 1,328,729
Series C, 5.5% 1/1/07             Baa1       700,000                        684,096
Series A, 5.625% 1/1/03           Baa3       500,000                        501,175
North Carolina Muni. Pwr.
Agcy. #1 Catawba Elec. Rev.
Rfdg.:
5.75% 1/1/02                      Baa1       750,000                        755,835
5.9% 1/1/03                       Baa1       250,000                        252,555
                                                                            3,522,390
OHIO - 1.1%
Ohio Bldg. Auth. (Adult           Aaa        500,000                        513,295
Correctional) Series A,
5.95% 10/1/14 (MBIA Insured)
Ohio Tpk. Commission Series       Aaa        250,000                        252,968
A, 5.6% 2/15/12 (MBIA
Insured)
                                                                            766,263
OREGON - 1.4%
Clackamas County School           Aaa        1,000,000                      971,280
District #12 5.25% 6/1/13
(FGIC Insured)
PENNSYLVANIA - 3.3%
Pennsylvania Higher Edl.          AA-        1,270,000                      1,335,380
Facilities Auth. College &
Univ. Rev. Rfdg. (RIDC
Reg'l. Growth- Carnegie
Mellon Univ. Proj.) 6%
11/1/04
Pennsylvania Hsg. Fin. Agcy.      Aa3        1,000,000                      1,033,670
Rfdg. (Residential Dev.
Section 8) Series A, 7%
7/1/01
                                                                            2,369,050
RHODE ISLAND - 1.4%
Rhode Island Student Ln.          A          1,000,000                      1,017,070
Auth. Student Ln. Rev. Rfdg.
Series A, 6.55% 12/1/00
SOUTH CAROLINA - 3.2%
South Carolina Ed. Assistance
Auth. Rev. Rfdg. (Guaranteed
Student Ln. Proj.):
Sr. Lien Series A2, 5.4%          AAA        1,250,000                      1,264,250
9/1/02
Sub Lien Series B, 5.7%           A          1,000,000                      1,018,500
9/1/05 (e)
                                                                            2,282,750
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
TENNESSEE - 0.5%
Memphis-Shelby County Arpt.       Aaa       $ 275,000                      $ 277,626
Auth. Arpt.  Rev. Rfdg.
Series A, 5.25% 2/15/01
(MBIA Insured) (e)
Tennessee Gen. Oblig. Rfdg.       Aaa        100,000                        106,641
Series A,  6% 5/1/07
                                                                            384,267
TEXAS - 15.4%
Austin Independent School         Aaa        500,000                        532,455
District 8.125% 8/1/01
(Escrowed to Maturity) (f)
Brazos Higher Ed. Auth., Inc.     Aaa        435,000                        447,084
Student Ln. Rev. Rfdg.
Series A 1, 6.05% 12/1/01 (e)
Deer Park Independent School      Aaa        200,000                        171,596
District Rfdg.  0% 2/15/03
Fort Bend Independent School      AAA        1,000,000                      1,000,470
District Rfdg. 5.375% 2/15/11
Harris County Gen. Oblig.         Aaa        3,000,000                      2,644,016
(Cap. Appreciation) (Toll
Road Proj.) Sub Lien Series
A, 0% 8/15/02 (MBIA Insured)
Hurst Euless Bedford              Aaa        1,000,000                      522,180
Independent School District
Rfdg. (Cap. Appreciation) 0%
8/15/11
Irving Independent School         Aaa        250,000                        247,213
District  (Cap.
Appreciation) 0% 2/15/00
Laredo Gen. Oblig. Rfdg.          Aaa        1,000,000                      960,120
5.125% 8/15/12 (FGIC Insured)
Northside Independent School      Aaa        500,000                        505,280
District (School Bldg.)
8.375% 2/1/00
San Antonio Gen. Oblig.           Aa2        1,255,000                      1,237,807
Series 2000,  5% 2/1/09 (b)
Texas Pub. Fin. Auth. Bldg.       Aaa        1,000,000                      1,071,800
Rev. Rfdg. (Texas Technical
College) 6.25% 8/1/09 (MBIA
Insured)
Univ. of Texas Permanent
Univ. Fund:
5% 7/1/10                         Aaa        250,000                        245,015
5.25% 7/1/06                      Aaa        1,495,000                      1,528,428
                                                                            11,113,464
MUNICIPAL BONDS - CONTINUED
MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)
UTAH - 3.5%
Intermountain Pwr. Agcy. Pwr.
Supply Rev.:
(Cap. Appreciation) Series A,     Aaa       $ 2,860,000                    $ 2,057,370
0% 7/1/06 (MBIA Insured)
Rfdg. (Cap. Appreciation)         Aaa        500,000                        487,360
Series B, 0% 7/1/00 (MBIA
Insured)
                                                                            2,544,730
WASHINGTON - 10.4%
Grant County Pub. Util.           Aaa        1,715,000                      1,602,770
District No. 2 (Priest
Rapids Hydro Elec. Proj.)
Second Series B, 5.375%
1/1/16 (MBIA Insured) (e)
King County Gen. Oblig.           Aa1        1,000,000                      1,013,100
Series B, 5.9% 12/1/14
Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #2 Rev.:
Rfdg.:
Series A, 0% 7/1/06 (MBIA         Aaa        2,700,000                      1,927,152
Insured)
Series C, 7.5% 7/1/03             Aa1        525,000                        554,274
(Pre-Refunded to 1/1/01 @
102) (f)
5.4% 7/1/12                       Aa1        2,000,000                      1,907,300
Washington Pub. Pwr. Supply       Aa1        500,000                        496,215
Sys. Nuclear Proj. #3 Rev.
Rfdg. Series C, 5.1% 7/1/07
                                                                            7,500,811
TOTAL MUNICIPAL BONDS                                                       71,187,128
(Cost $72,033,544)

CASH EQUIVALENTS - 1.5%
                              SHARES
Municipal Central Cash Fund,   1,083,452                 1,083,452
3.56% (c)(d) (Cost
$1,083,452)
TOTAL INVESTMENT PORTFOLIO -                             72,270,580
100.4%  (Cost $73,116,996)
NET OTHER ASSETS - (0.4)%                                (320,581)
NET ASSETS - 100%                                      $ 71,949,999
LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
(d) The rate quoted is the annualized seven-day yield of the fund at period end.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
MOODY'S RATINGS            S&P RATINGS
Aaa, Aa, A        77.8%    AAA, AA, A    69.7%
Baa               8.9%     BBB           11.9%
Ba                0.0%     BB            0.0%
B                 0.0%     B             0.0%
Caa               0.0%     CCC           0.0%
Ca, C             0.0%     CC, C         0.0%
                           D             0.0%
The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:
General Obligations          27.1%
Education                    22.6
Electric Utilities           19.9
Health Care                  13.5
Others (individually less    17.3
than 5%)
Net Other Assets             (0.4)
                            100.0%
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $73,116,996. Net unrealized depreciation aggregated $846,416, of which $548,216 related to appreciated investment securities and $1,394,632 related to depreciated investment securities.
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
                                         OCTOBER 31, 1999
ASSETS
Investment in securities, at                 $ 72,270,580
value (cost $73,116,996) -
See accompanying schedule
Cash                                          34,990
Receivable for fund shares                    376,953
sold
Interest receivable                           1,035,548
Other receivables                             911
 TOTAL ASSETS                                 73,718,982
LIABILITIES
Payable for investments         $ 1,286,864
purchased on a  delayed
delivery basis
Payable for fund shares          280,543
redeemed
Distributions payable            124,885
Accrued management fee           10,539
Distribution fees payable        20,573
Other payables and accrued       45,579
expenses
 TOTAL LIABILITIES                            1,768,983
NET ASSETS                                   $ 71,949,999
Net Assets consist of:
Paid in capital                              $ 72,801,661
Accumulated undistributed net                 (5,246)
realized gain (loss) on
investments
Net unrealized appreciation                   (846,416)
(depreciation) on investments
NET ASSETS                                   $ 71,949,999
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                         OCTOBER 31, 1999
CALCULATION OF MAXIMUM             $10.15
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($2,572,343 (divided by)
253,436 shares)
Maximum offering price per         $10.55
share (100/96.25 of $10.15)
CLASS T: NET ASSET VALUE and       $10.15
redemption price per share
($50,431,715 (divided by)
4,968,378 shares)
Maximum offering price per         $10.44
share (100/97.25 of $10.15)
CLASS B: NET ASSET VALUE and       $10.14
offering price per share
($10,387,389 (divided by)
1,024,065 shares) A
CLASS C: NET ASSET VALUE and       $10.15
offering price per share
($2,561,719 (divided by)
252,268 shares) A
INSTITUTIONAL CLASS: NET           $10.15
ASSET VALUE, offering price
and redemption price per
share ($5,996,833 (divided
by) 590,849 shares)
A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
                             YEAR ENDED OCTOBER 31, 1999
INTEREST INCOME                              $ 3,879,149
EXPENSES
Management fee                 $ 293,995
Transfer agent fees             103,028
Distribution fees               255,689
Accounting fees and expenses    64,808
Non-interested trustees'        238
compensation
Custodian fees and expenses     5,121
Registration fees               95,132
Audit                           51,521
Legal                           11,903
Reports to shareholders         6,711
Miscellaneous                   133
 Total expenses before          888,279
reductions
 Expense reductions             (119,127)     769,152
NET INTEREST INCOME                           3,109,997
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities          25,014
 Futures contracts              (46,201)      (21,187)
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities          (3,986,395)
 Futures contracts              38,839        (3,947,556)
NET GAIN (LOSS)                               (3,968,743)
NET INCREASE (DECREASE) IN                   $ (858,746)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                                 YEAR ENDED OCTOBER 31, 1999  ELEVEN MONTHS ENDED OCTOBER  YEAR ENDED NOVEMBER 30, 1997
                                                              31, 1998
INCREASE (DECREASE) IN NET
ASSETS
Operations Net interest income   $ 3,109,997                  $ 2,576,544                  $ 2,794,353
 Net realized gain (loss)         (21,187)                     831,999                      875,029
 Change in net unrealized         (3,947,556)                  795,349                      192,183
appreciation   (depreciation)
 NET INCREASE (DECREASE) IN       (858,746)                    4,203,892                    3,861,565
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     (3,109,997)                  (2,576,544)                  (2,794,353)
From net interest income
 From net realized gain           (587,640)                    (172,795)                    (6,721)
 TOTAL DISTRIBUTIONS              (3,697,637)                  (2,749,339)                  (2,801,074)
Share transactions - net          (3,244,402)                  14,997,838                   (8,495,226)
increase (decrease)
  TOTAL INCREASE (DECREASE)       (7,800,785)                  16,452,391                   (7,434,735)
IN NET ASSETS
NET ASSETS
 Beginning of period              79,750,784                   63,298,393                   70,733,128
 End of period                   $ 71,949,999                 $ 79,750,784                 $ 63,298,393

FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED OCTOBER 31,          1999      1998 H      1997 G    1996 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.770  $ 10.600    $ 10.410  $ 10.160
period
Income from Investment
Operations
Net interest income               .431      .411        .459      .113
Net realized and unrealized       (.540)    .200        .191      .250
gain (loss)
Total from investment             (.109)    .611        .650      .363
operations
Less Distributions
From net interest income          (.431)    (.411)      (.459)    (.113)
From net realized gain            (.080)    (.030)      (.001)    -
Total distributions               (.511)    (.441)      (.460)    (.113)
Net asset value, end of period   $ 10.150  $ 10.770    $ 10.600  $ 10.410
TOTAL RETURN B, C                 (1.07)%   5.89%       6.42%     3.59%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 2,572   $ 1,082     $ 442     $ 103
(000 omitted)
Ratio of expenses to average      .85% E    .90% A, E   .90% E    .90% A, E
net assets
Ratio of net interest income      4.17%     4.19% A     4.37%     4.60% A
to average  net assets
Portfolio turnover rate           19%       26% A, F    18%       35%
A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A
SHARES) TO NOVEMBER 30, 1996
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD
HAVE BEEN HIGHER.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G YEAR ENDED NOVEMBER 30
H ELEVEN MONTHS ENDED OCTOBER 31

FINANCIAL HIGHLIGHTS - CLASS T
YEARS ENDED OCTOBER 31,        1999      1998 F      1997 G    1996 G    1995 G    1994 G
SELECTED PER-SHARE DATA
Net asset value, beginning of  $ 10.770  $ 10.590    $ 10.410  $ 10.380  $ 9.400   $ 10.460
period
Income from Invest- ment
Operations
Net interest  income            .427      .407        .449      .461      .451      .455
Net realized  and unrealized    (.540)    .210        .181      .030      .980      (1.040)
gain (loss)
Total from investment           (.113)    .617        .630      .491      1.431     (.585)
operations
Less Distributions
From net interest  income       (.427)    (.407)      (.449)    (.461)    (.451)    (.455)
From net  realized gain         (.080)    (.030)      (.001)    -         -         -
In excess of net  realized      -         -           -         -         -         (.020)
gain
Total distributions             (.507)    (.437)      (.450)    (.461)    (.451)    (.475)
Net asset value,  end of       $ 10.150  $ 10.770    $ 10.590  $ 10.410  $ 10.380  $ 9.400
period
TOTAL RETURN B, C               (1.11)%   5.94%       6.21%     4.89%     15.49%    (5.78)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end  of period     $ 50,432  $ 60,070    $ 48,830  $ 56,729  $ 62,852  $ 57,382
(000 omitted)
Ratio of expenses to average    .90% D    .95% A, D   1.00% D   1.00% D   .94% D    .90% D
net assets
Ratio of net interest income    4.12%     4.15% A     4.32%     4.42%     4.56%     4.49%
to aver- age net assets
Portfolio turnover rate         19%       26% A, E    18%       35%       53%       53%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
F ELEVEN MONTHS ENDED OCTOBER 31
G YEAR ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS B
YEARS ENDED OCTOBER 31,        1999      1998 G       1997 H    1996 H    1995 H    1994 D
SELECTED PER-SHARE DATA
Net asset value, beginning of  $ 10.760  $ 10.590     $ 10.410  $ 10.380  $ 9.400   $ 9.890
period
Income from Investment
Operations
Net interest income             .353      .339         .382      .394      .373      .155
Net realized and  unrealized    (.540)    .200         .181      .030      .980      (.490)
gain (loss)
Total from investment           (.187)    .539         .563      .424      1.353     (.335)
operations
Less Distributions
From net  interest income       (.353)    (.339)       (.382)    (.394)    (.373)    (.155)
From net  realized gain         (.080)    (.030)       (.001)    -         -         -
Total distributions             (.433)    (.369)       (.383)    (.394)    (.373)    (.155)
Net asset value,  end of       $ 10.140  $ 10.760     $ 10.590  $ 10.410  $ 10.380  $ 9.400
period
TOTAL RETURN B, C               (1.81)%   5.17%        5.54%     4.21%     14.60%    (3.44)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end  of period     $ 10,387  $ 11,134     $ 7,917   $ 7,445   $ 6,226   $ 1,682
(000 omitted)
Ratio of expenses to average    1.60% E   1.65% A, E   1.65% E   1.66% E   1.68% E   1.65% A, E
net assets
Ratio of net interest income    3.43%     3.45% A      3.67%     3.76%     3.71%     3.74% A
to average  net assets
Portfolio turnover rate         19%       26% A, F     18%       35%       53%       53%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1994.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G ELEVEN MONTHS ENDED OCTOBER 31
H YEAR ENDED NOVEMBER 30
FINANCIAL HIGHLIGHTS - CLASS C
YEARS ENDED OCTOBER 31,          1999      1998 G       1997 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.770  $ 10.590     $ 10.550
period
Income from Investment
Operations
Net interest income               .342      .328         .027
Net realized and unrealized       (.540)    .210         .040
gain (loss)
Total from investment             (.198)    .538         .067
operations
Less Distributions
From net interest income          (.342)    (.328)       (.027)
From net realized gain            (.080)    (.030)       -
Total distributions               (.422)    (.358)       (.027)
Net asset value, end of period   $ 10.150  $ 10.770     $ 10.590
TOTAL RETURN B, C                 (1.91)%   5.16%        .63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 2,562   $ 1,137      $ 13
(000 omitted)
Ratio of expenses to average      1.70% E   1.75% A, E   1.75% A, E
net assets
Ratio of net interest income      3.34%     3.29% A      3.33% A
to average net assets
Portfolio turnover rate           19%       26% A, F     18%
A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G ELEVEN MONTHS ENDED OCTOBER 31

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
YEARS ENDED OCTOBER 31,        1999      1998 G      1997 H    1996 H    1995 H    1994 H
SELECTED PER-SHARE DATA
Net asset value, beginning of  $ 10.770  $ 10.590    $ 10.410  $ 10.360  $ 9.410   $ 10.460
period
Income from Investment
Operations
Net interest income             .448      .427        .475      .487      .477      .481
Net realized  and unrealized    (.540)    .210        .181      .050      .950      (1.030)
gain (loss)
Total from investment           (.092)    .637        .656      .537      1.427     (.549)
operations
Less Distributions
From net interest  income       (.448)    (.427)      (.475)    (.487)    (.477)    (.481)
From net  realized gain         (.080)    (.030)      (.001)    -         -         -
In excess of net  realized      -         -           -         -         -         (.020)
gain
Total distributions             (.528)    (.457)      (.476)    (.487)    (.477)    (.501)
Net asset value,  end of       $ 10.150  $ 10.770    $ 10.590  $ 10.410  $ 10.360  $ 9.410
period
TOTAL RETURN B, C               (.92)%    6.14%       6.48%     5.36%     15.44%    (5.43)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period      $ 5,997   $ 6,328     $ 6,098   $ 6,455   $ 11,085  $ 11,702
(000 omitted)
Ratio of expenses to average    .70% D    .75% A, D   .75% D    .75% D    .70% D    .65% D
net assets
Ratio of expenses to average    .70%      .75% A      .75%      .74% E    .70%      .65%
net assets after expense
reductions
Ratio of net interest income    4.32%     4.36% A     4.57%     4.68%     4.96%     4.75%
to average net assets
Portfolio turnover rate         19%       26% A, F    18%       35%       53%       53%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
G ELEVEN MONTHS ENDED OCTOBER 31
H YEAR ENDED NOVEMBER 30
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999
1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) (formerly a fund of Fidelity Advisor Series VI) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Interest income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and losses deferred due to futures transactions. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES - CONTINUED
to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $16,576,179 and $14,786,415, respectively.
The market value of futures contracts opened and closed during the period amounted to $3,833,875 and $6,387,873, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .38% of average net assets. SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with FIMM, a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .15%
CLASS T    .25%
CLASS B    .90%*
CLASS C    1.00%**
* .65% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
** .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC
CLASS A   $ 3,322      $ 311
CLASS T    140,713      2,587
CLASS B    93,961       67,917
CLASS C    17,693       14,383
          $ 255,689    $ 85,198
SALES LOAD. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within three years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 3% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC
CLASS A   $ 8,353      $ 2,999
CLASS T    22,401       9,014
CLASS B    30,967       30,967*
CLASS C    946          946*
          $ 62,667     $ 43,926
* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT AND ACCOUNTING FEES. Effective June 14, 1999, Citibank, N.A.(Citibank) replaced UMB Bank, n.a. as the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, Class C, and Institutional Class shares. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC, an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:
                       AMOUNT     % OF AVERAGE NET ASSETS
CLASS A                $ 3,662    .17
CLASS T                 73,465    .13
CLASS B                 12,947    .12
CLASS C                 3,001     .17
INSTITUTIONAL CLASS     9,953     .15
                       $ 103,028
Citibank also has a sub-contract with Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT
CLASS A               .85%                     $ 3,290
CLASS T               .90%                      93,455
CLASS B               1.60%                     10,988
CLASS C               1.70%                     2,659
INSTITUTIONAL CLASS   .70%                      8,735
                                               $ 119,127
Effective December 1, 1998, Class A, Class B, Class C, and Institutional Class expense limitations were changed from .90%, 1.65%, 1.75%, and .75%; to .85%, 1.60%, 1.70%, and .70% of each class'
average net assets, respectively.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:

                          YEAR ENDED   ELEVEN MONTHS ENDED OCTOBER 31,  YEAR ENDED NOVEMBER 30,
                          OCTOBER 31,
                          1999         1998                             1997 A
FROM NET INTEREST INCOME
Class A                   $ 92,550     $ 31,705                         $ 15,189
Class T                    2,315,888    2,019,325                        2,195,690
Class B                    358,623      267,333                          274,703
Class C                    59,144       15,339                           26
Institutional Class        283,792      242,842                          308,745
Total                     $ 3,109,997  $ 2,576,544                      $ 2,794,353
FROM NET REALIZED GAIN
Class A                   $ 8,027      $ 1,246                          $ 24
Class T                    448,244      136,882                          5,310
Class B                    74,885       22,913                           767
Class C                    9,946        35                               -
Institutional Class        46,538       11,719                           620
Total                     $ 587,640    $ 172,795                        $ 6,721

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
7. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:

                                SHARES
                                YEAR ENDED  OCTOBER 31, 1999  ELEVEN MONTHS  ENDED OCTOBER  YEAR ENDED NOVEMBER 30, 1997 A
                                                              31, 1998
CLASS A Shares sold              213,824                       72,895                        37,401
Issue in exchange for the        -                             52,153                        -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Class A
Reinvestment of distributions    7,447                         2,327                         1,437
Shares redeemed                  (68,308)                      (68,581)                      (7,082)
Net increase (decrease)          152,963                       58,794                        31,756
CLASS T Shares sold              2,607,737                     833,212                       1,237,934
Issue in exchange for the        -                             1,639,675                     -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Class T
Reinvestment of distributions    195,749                       146,958                       150,942
Shares redeemed                  (3,412,827)                   (1,651,570)                   (2,228,549)
Net increase (decrease)          (609,341)                     968,275                       (839,673)
CLASS B Shares sold              436,062                       412,030                       162,293
Reinvestment of distributions    24,808                        17,176                        17,600
Shares redeemed                  (471,198)                     (142,402)                     (147,606)
Net increase (decrease)          (10,328)                      286,804                       32,287
CLASS C Shares sold              258,235                       123,360                       1,185
Reinvestment of distributions    4,045                         1,212                         2
Shares redeemed                  (115,591)                     (20,180)                      -
Net increase (decrease)          146,689                       104,392                       1,187

                                DOLLARS
                                YEAR ENDED  OCTOBER 31, 1999  ELEVEN MONTHS  ENDED OCTOBER  YEAR ENDED NOVEMBER 30, 1997 A
                                                              31, 1998
CLASS A Shares sold             $ 2,273,361                   $ 774,852                     $ 388,486
Issue in exchange for the        -                             554,907                       -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Class A
Reinvestment of distributions    77,827                        24,853                        14,999
Shares redeemed                  (711,636)                     (732,634)                     (74,532)
Net increase (decrease)         $ 1,639,552                   $ 621,978                     $ 328,953
CLASS T Shares sold             $ 27,740,166                  $ 8,684,653                   $ 12,868,543
Issue in exchange for the        -                             17,446,147                    -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Class T
Reinvestment of distributions    2,061,872                     1,569,314                     1,571,556
Shares redeemed                  (36,164,059)                  (17,602,042)                  (23,132,793)
Net increase (decrease)         $ (6,362,021)                 $ 10,098,072                  $ (8,692,694)
CLASS B Shares sold             $ 4,584,924                   $ 4,400,752                   $ 1,686,065
Reinvestment of distributions    260,754                       183,295                       183,295
Shares redeemed                  (4,962,734)                   (1,517,988)                   (1,530,078)
Net increase (decrease)         $ (117,056)                   $ 3,066,059                   $ 339,282
CLASS C Shares sold             $ 2,695,857                   $ 1,314,301                   $ 12,505
Reinvestment of distributions    42,439                        12,987                        25
Shares redeemed                  (1,199,769)                   (217,401)                     -
Net increase (decrease)         $ 1,538,527                   $ 1,109,887                   $ 12,530

A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
7. SHARE TRANSACTIONS - CONTINUED

                                SHARES
                                YEAR ENDED  OCTOBER 31, 1999  ELEVEN MONTHS  ENDED OCTOBER  YEAR ENDED NOVEMBER 30, 1997
                                                              31, 1998
INSTITUTIONAL CLASS Shares       161,716                       344,786                       221,521
sold
Issue in exchange for the        -                             41,426                        -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Institutional
Class
Reinvestment of distributions    7,244                         3,754                         5,385
Shares redeemed                  (165,729)                     (378,091)                     (271,323)
Net increase (decrease)          3,231                         11,875                        (44,417)

                                DOLLARS
                                YEAR ENDED  OCTOBER 31, 1999  ELEVEN MONTHS  ENDED OCTOBER  YEAR ENDED NOVEMBER 30, 1997
                                                              31, 1998
INSTITUTIONAL CLASS Shares      $ 1,718,233                   $ 3,651,862                   $ 2,293,637
sold
Issue in exchange for the        -                             440,774                       -
shares of Fidelity Advisor
Short-Intermediate Municipal
Income Fund Institutional
Class
Reinvestment of distributions    76,239                        40,053                        55,968
Shares redeemed                  (1,737,876)                   (4,030,847)                   (2,832,902)
Net increase (decrease)         $ 56,596                      $ 101,842                     $ (483,297)

8. MERGER INFORMATION.
On May 28, 1998, Class A, Class T, and Institutional Class of the fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Short-Intermediate Municipal Income Fund Class A, Class T, and Institutional Class, respectively. Each acquisition was approved by the shareholders of each class of Fidelity Advisor Short-Intermediate Municipal Income Fund on May 4, 1998. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.
Class A's acquisition of Fidelity Advisor Short-Intermediate Class A was accomplished by an exchange of 52,123 shares of Class A for the 54,832 shares then outstanding of Fidelity Advisor Short-Intermediate Class A (each valued at $10.12). Class T's acquisition of Fidelity Advisor Short-Intermediate Class T was accomplished by an exchange of 1,639,675 shares of Class T for the 1,722,226 shares then outstanding of Fidelity Advisor Short-Intermediate Class T (each valued at $10.13). Institutional Class' acquisition of Fidelity Advisor Short-Intermediate Institutional Class was accomplished by an exchange of 41,426 shares of Institutional Class for the 43,512 shares then outstanding of Fidelity Advisor Short-Intermediate Institutional Class (each valued at $10.13).
Fidelity Advisor Short-Intermediate Municipal Income Fund's net assets, including $276,190 of unrealized appreciation, were combined with the fund for total net assets after the acquisition of $77,174,506.
9. PROPOSED REORGANIZATION
The Board of Trustees of Fidelity Advisor Intermediate Municipal Income Fund (the fund) has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Advisor Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Fidelity Advisor Municipal Income Fund in exchange solely for the number of shares of Class A, Class T, Class B, Class C and Institutional Class of Fidelity Advisor Municipal Income Fund having the same relative net asset value as the outstanding shares of Class A, Class T, Class B, Class C and Institutional Class of the fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Fidelity Advisor Municipal Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on April 19, 2000 to vote on the Agreement. A detailed description of the proposed transactions and voting information will be sent to shareholders of the fund in February, 2000. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about May 25, 2000.
Effective at the close of business on December 29, 1999, Class A, Class T, Class B, Class C and Institutional Class shares of Fidelity Advisor Intermediate Municipal Income Fund are no longer available for purchase or exchange to all accounts pending the proposed Reorganization.
REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Municipal Income Fund (formerly a fund of Fidelity Advisor Series VI):
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Municipal Income Fund (a fund of Fidelity Advisor Series II, formerly a fund of Fidelity Advisor Series
VI) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Intermediate Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999
DISTRIBUTIONS
The Board of Trustees of Fidelity Advisor Intermediate Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
                    PAY DATE  RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/7/1998 12/4/1998   $-        $.08
The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.
During fiscal year ended 1999, 100% of the fund's income dividends was free from federal income tax, and 12.14% of the fund's income dividends was subject to the federal alternative minimum tax. INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISER
Fidelity Investments Money
Management, Inc. (FIMM)
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Stanley N. Griffith, Assistant Vice President
Norman U. Lind, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Citibank, N.A.
New York, NY
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
Citibank, N.A.
New York, NY
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

Fidelity Advisor Intermediate Municipal Income Fund
(A Fund of Fidelity Advisor Series II)
Fidelity Advisor Municipal Income Fund
(A Fund of Fidelity Advisor Series II)
FORM N-14

STATEMENT OF ADDITIONAL INFORMATION
February 23, 2000

This Statement of Additional Information, relates to the proposed reorganization whereby Fidelity Advisor Municipal Income Fund, a fund of Fidelity Advisor Series II, would acquire all of the assets of Fidelity Advisor Intermediate Municipal Income Fund, also a fund of Fidelity Advisor Series II, and assume all of Fidelity Advisor Intermediate Municipal Income Fund's liabilities in exchange solely for shares of beneficial interest in Fidelity Advisor Municipal Income Fund.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:

 1. The Prospectuses and Statement of Additional Information of
Fidelity Advisor Municipal Income Fund dated December 29, 1999, which was previously filed via EDGAR (Accession No. 0000795422-99-000033).

 2. The Financial Statements included in the Annual Reports of
Fidelity Advisor Municipal Income for the fiscal year ended October
31, 1999.

 3. The Financial Statements included in the Annual Reports of
Fidelity Advisor Intermediate Municipal Income Fund for the fiscal year ended October 31, 1999.

 4. The Pro Forma Financial Statements for Fidelity Advisor
Intermediate Municipal Income Fund and Fidelity Advisor Municipal
Income Fund for the period ended October 31, 1999.

This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated February 23, 2000, relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.

PART C. OTHER INFORMATION

Item 15. Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 16. Exhibits

(1) Amended and Restated Declaration of Trust, dated May 13, 1998, is incorporated herein by reference to Exhibit a(1) of Post-Effective Amendment No. 47.

(2) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment 87.

(3) Not applicable.

(4) Agreement and Plan of Reorganization between Fidelity Advisor Series II: Fidelity Advisor Intermediate Municipal Income Fund and Fidelity Advisor Series II: Fidelity Advisor Municipal Income Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

(5) Articles VIII and XII of the Amended and Restated Declaration of Trust, dated May 13, 1998, are incorporated by reference to Exhibit a(1) of Post-Effective Amendment

(6)(a) Management Contract between Fidelity Advisor Government
Investment Fund and Fidelity Management & Research Company, dated June 1, 1998, is incorporated herein by reference to Exhibit d(2) of Post-Effective Amendment No. 43.

(b) Management Contract between Fidelity Advisor High Yield Fund and Fidelity Management & Research Company, dated June 1, 1998, is incorporated herein by reference to Exhibit d(3) of Post-Effective Amendment No. 43.

(c) Management Contract between Fidelity Advisor Intermediate Bond Fund and Fidelity Management & Research Company, dated February 26, 1999, is incorporated herein by reference to Exhibit d(3) of Post-Effective Amendment No. 44.

(d) Management Contract between Fidelity Advisor Intermediate
Municipal Income Fund and Fidelity Management & Research Company, dated February 26, 1999, is incorporated herein by reference to Exhibit d(4) of Post-Effective Amendment No. 44.

(e) Management Contract between Fidelity Advisor Mortgage Securities Fund and Fidelity Management & Research Company, dated February 26, 1999, is incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 44.

(f) Management Contract between Fidelity Advisor Municipal Income Fund and Fidelity Management & Research Company, dated February 26, 1999, is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 44.

(g) Management Contract between Fidelity Advisor Short Fixed-Income Fund and Fidelity Management & Research Company, dated June 1, 1998, is incorporated herein by reference to Exhibit d(8) of Post-Effective Amendment No. 43.

(h) Management Contract between Fidelity Advisor Strategic Income Fund and Fidelity Management & Research Company, dated October 31, 1997, is incorporated herein by reference to Exhibit 5(n) of Post-Effective Amendment No. 40.

(i) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Government Investment Fund, and Fidelity Investments Money Management, Inc., dated January 1, 1999, is incorporated herein by reference to Exhibit d(9) of Post-Effective Amendment No. 44.

(j) Sub-Advisory Agreement between Fidelity Management & Research
Company, on behalf of Fidelity Advisor High Yield Fund, and Fidelity Management & Research (U.K.) Inc., dated January 1, 1995, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 25.

(k) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor High Yield Fund, and Fidelity Management & Research (Far East) Inc., dated January 1, 1995, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 25.

(l) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Intermediate Bond Fund, and Fidelity Management & Research (U.K.) Inc., is incorporated herein by reference to Exhibit d(14) of Post-Effective Amendment No. 43.

(m) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Intermediate Bond Fund, and Fidelity Management & Research (Far East) Inc., dated February 26, 1999, is incorporated herein by reference to Exhibit d(13) of Post-Effective Amendment No. 44.

(n) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Intermediate Bond Fund, and Fidelity Investments Money Management, Inc., dated February 26, 1999, is incorporated herein by reference to Exhibit d(14) of Post-Effective Amendment No. 44.

(o) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Intermediate Municipal Income Fund, and Fidelity Investments Money Management, Inc., dated February 26, 1999, is incorporated herein by reference to Exhibit d(15) of Post-Effective Amendment No. 44.

(p) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Mortgage Securities Fund, and Fidelity Management & Research (U.K.) Inc., dated February 26, 1999, is incorporated herein by reference to Exhibit d(16) of Post-Effective Amendment No. 44.

(q) Sub-Advisory Agreement between Fidelity Management & Research
Company, on behalf of Fidelity Advisor Mortgage Securities Fund, and Fidelity Management & Research (Far East) Inc., dated February 26, 1999, is incorporated herein by reference to Exhibit d(17) of Post-Effective Amendment No. 44.

(r) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Mortgage Securities Fund, and Fidelity Investments Money Management, Inc., dated February 26, 1999, is incorporated herein by reference to Exhibit d(18) of Post-Effective Amendment No. 44.

(s) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Municipal Income Fund, and Fidelity Investments Money Management, Inc., dated February 26, 1999, is incorporated herein by reference to Exhibit d(19) of Post-Effective Amendment No. 44.

(t) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Short Fixed-Income Fund, and Fidelity Management & Research (U.K.) Inc., dated January 1, 1995, is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 25.

(u) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Short Fixed-Income Fund, and Fidelity Management & Research (Far East) Inc., dated January 1, 1995, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 25.

(v) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Short Fixed-Income Fund, and Fidelity Investments Money Management, Inc., dated January 1, 1999, is incorporated herein by reference to Exhibit d(22) of Post-Effective Amendment No. 44.

(w) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Strategic Income Fund, and Fidelity Management & Research (U.K.) Inc., dated October 31, 1997, is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 40.

(x) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Strategic Income Fund, and Fidelity Management & Research (Far East) Inc., dated October 31, 1997, is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 40.

(y) Sub-advisory agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Strategic Income Fund, and Fidelity International Investment Advisors, dated August 1, 1999, is incorporated herein by reference to Exhibit d(25) of Post-Effective Amendment No. 46.

(z) Sub-advisory agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment
Advisors, on behalf of Fidelity Advisor Strategic Income Fund, dated October 31, 1997, is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 41.

(aa) Sub-advisory agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Strategic Income Fund, and
Fidelity Investments Japan Limited, dated
August 1, 1999, is incorporated herein by reference to Exhibit d(27) of Post-Effective Amendment No. 46.

(bb) Sub-advisory agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Strategic Income Fund, and Fidelity Investments Money Management, Inc., dated January 1, 1999, is incorporated herein by reference to Exhibit d(28) of Post-Effective Amendment No. 44.

(cc) Management Contract between Fidelity Advisor High Income Fund and Fidelity Management & Research Company, dated July 15, 1999, is incorporated herein by reference to Exhibit d(29) of Post-Effective Amendment No. 46.

(dd) Sub-advisory agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor High Income Fund, and Fidelity Management & Research (U.K.) Inc., dated July 15, 1999, is incorporated herein by reference to Exhibit d(30) of Post-Effective Amendment No. 46.

(ee) Sub-advisory agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor High Income Fund, and Fidelity Management & Research (Far East) Inc., dated July 15, 1999, is incorporated herein by reference to Exhibit d(31) of Post-Effective Amendment No. 46.

(7)(a) General Distribution Agreement between Plymouth Government
Securities Portfolio (currently known as Fidelity Advisor Government Investment Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 27.

(b) General Distribution Agreement between Plymouth Aggressive Income Portfolio (currently known as Fidelity Advisor High Yield Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 27.

(c) General Distribution Agreement between Plymouth Short-Term Bond Portfolio (currently known as Fidelity Advisor Short Fixed-Income
Fund) and Fidelity Distributors Corporation, dated September 1, 1987, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 27.

(d) Amendments to the General Distribution Agreements between Plymouth Government Securities Portfolio (currently known as Fidelity Advisor Government Investment Fund), Plymouth Aggressive Income Portfolio (currently known as Fidelity Advisor High Yield Fund), and Plymouth Short-Term Bond Portfolio (currently known as Fidelity Advisor Short Fixed-Income Fund), and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 27.

(e) Amendments to the General Distribution Agreements, between Fidelity Advisor Series II on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, and Fidelity Advisor Short Fixed-Income Fund, and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61.

(f) General Distribution Agreement between Fidelity Advisor
Intermediate Bond Fund and Fidelity Distributors Corporation, dated February 26, 1999, is incorporated herein by reference to Exhibit e(6) of Post-Effective Amendment No. 44.

(g) General Distribution Agreement between Fidelity Advisor Intermediate Municipal Income Fund and Fidelity Distributors Corporation, dated February 26, 1999, is incorporated herein by reference to Exhibit e(7) of Post-Effective Amendment No. 44.

(h) General Distribution Agreement between Fidelity Advisor Mortgage Securities Fund and Fidelity Distributors Corporation, dated February 26, 1999, is incorporated herein by reference to Exhibit e(8) of Post-Effective Amendment No. 44.

(i) General Distribution Agreement between Fidelity Advisor Municipal Income Fund and Fidelity Distributors Corporation, dated February 26, 1999, is incorporated herein by reference to Exhibit e(9) of Post-Effective Amendment No. 44.

(j) General Distribution Agreement between Fidelity Advisor Strategic Income Fund and Fidelity Distributors Corporation, dated October 31, 1997, is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment No. 41.

(k) General Distribution Agreement between Fidelity Advisor High
Income Fund and Fidelity Distributors Corporation, dated July 15,
1999, is incorporated herein by reference to Exhibit e(11) of Post-Effective Amendment No. 46.

(l) Form of Bank Agency Agreement (most recently revised January,
1997) is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment No. 42.

(m) Form of Selling Dealer Agreement (most recently revised January,
1997) is incorporated hereby reference to Exhibit 6(i) of Post-Effective Amendment No. 42.

(n) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is incorporated herein by reference to Exhibit 6(j) of Post-Effective Amendment No. 42.

(8) The Fee Deferral Plan for Non-Interested Person Directors and
Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No.
33-43529) Post-Effective Amendment No. 19.

(9)(a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Fidelity Advisor Series II on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund are incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's (File No. 33-52577) Post-Effective Amendment No. 4.

(b) Appendix A, dated June 23, 1999, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Advisor Series II on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit g(2) of Fidelity Money Market Trust's (File No. 2-62417) Post-Effective Amendment No. 61.

(c) Appendix B, dated March 18, 1999, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Advisor Series II on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit g(3) of Fidelity Hereford Street Trust's (File No. 33-52577) Post-Effective Amendment No. 12.

(d) Addendum, dated October 21, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Advisor Series II on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit g(4) of Fidelity Hereford Street Trust's (File No. 33-52577) Post-Effective Amendment No. 12.

(e) Form of Custodian Agreement, Appendix B, and Appendix C between The Bank of New York and Fidelity Advisor Series II on behalf of
Fidelity Advisor High Income Fund is incorporated herein by reference to Exhibit g(7) of Post-Effective Amendment No. 43.

(f) Form of Addendum, to the Custodian Agreement, between The Bank of New York and Fidelity Advisor Series II on behalf of Fidelity Advisor High Income Fund is incorporated herein by reference to Exhibit g(6) of Post-Effective Amendment No. 46.

(g) Custodian Agreement, Appendix A, Appendix B, and Appendix C, dated May 1, 1998, between Citibank, N.A. and Fidelity Advisor Series II on behalf of Fidelity Advisor Intermediate Municipal Income Fund and Fidelity Advisor Municipal Income Fund are incorporated herein by reference to Exhibit g(5) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 102.

(h) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Advisor Series II on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, and Fidelity Advisor Short Fixed-Income Fund, dated February 12, 1996, is incorporated herein by reference to
Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(i) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Advisor Series II on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, and Fidelity Advisor Short Fixed-Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(j) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series II on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, and Fidelity Advisor Short Fixed-Income Fund, dated November 13, 1995, is incorporated herein by reference to
Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(k) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Advisor Series II on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, and Fidelity Advisor Short Fixed-Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(l) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series II on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, and Fidelity Advisor Short Fixed-Income Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(m) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series II on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, and Fidelity Advisor Short Fixed-Income Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(n) Form of Fidelity Group Repo Custodian Agreement and Schedule 1 among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Advisor Series II on behalf of Fidelity Advisor High Income Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 42.

(o) Form of Fidelity Group Repo Custodian Agreement and Schedule 1 among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series II on behalf of Fidelity Advisor High Income Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit 8(o) of Post-Effective Amendment No. 42.

(p) Form of Joint Trading Account Custody Agreement and First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series II on behalf of Fidelity Advisor High Income Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment No. 42.

(10)(a) Distribution and Service Plan pursuant to Rule 12b-1 for
Fidelity Advisor Government Investment Fund: Class A is incorporated herein by reference to Exhibit m(1) of Post-Effective Amendment No. 46.

(b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Government Investment Fund: Class T (formerly known as Class
A) is incorporated herein by reference to Exhibit m(2) of Post-Effective Amendment No. 46.

(c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Government Investment Fund: Class B is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 46.

(d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Government Investment Fund: Class C is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 46.

(e) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Government Investment Fund: Institutional Class is incorporated herein by reference to Exhibit m(5) of Post-Effective Amendment No. 46.

(f) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor High Yield Fund: Class A is incorporated herein by reference to Exhibit m(6) of Post-Effective Amendment No. 46.

(g) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor High Yield Fund: Class T (formerly known as Class A) is incorporated herein by reference to Exhibit m(7) of Post-Effective Amendment No. 46.

(h) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor High Yield Fund: Class B is incorporated herein by reference to Exhibit m(8) of Post-Effective Amendment No. 46.

(i) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor High Yield Fund: Class C is incorporated herein by reference to Exhibit m(9) of Post-Effective Amendment No. 46.

(j) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor High Yield Fund: Institutional Class is incorporated herein by reference to Exhibit m(10) of Post-Effective Amendment No. 46.

(k) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Bond Fund: Class A is incorporated herein by reference to Exhibit m(11) of Post-Effective Amendment No. 46.

(l) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Bond Fund: Class T is incorporated herein by reference to Exhibit m(12) of Post-Effective Amendment No. 46.

(m) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Bond Fund: Class B is incorporated herein by reference to Exhibit m(13) of Post-Effective Amendment No. 46.

(n) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Bond Fund: Class C is incorporated herein by reference to Exhibit m(14) of Post-Effective Amendment No. 46.

(o) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Bond Fund: Institutional Class is incorporated herein by reference to Exhibit m(15) of Post-Effective Amendment No. 46.

(p) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Municipal Income Fund: Class A is incorporated herein by reference to Exhibit m(16) of Post-Effective Amendment No. 46.

(q) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Municipal Income Fund: Class T is incorporated herein by reference to Exhibit m(17) of Post-Effective Amendment No. 46.

(r) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Municipal Income Fund: Class B is incorporated herein by reference to Exhibit m(18) of Post-Effective Amendment No. 46.

(s) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Municipal Income Fund: Class C is incorporated herein by reference to Exhibit m(19) of Post-Effective Amendment No. 46.

(t) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Municipal Income Fund: Institutional Class is incorporated herein by reference to Exhibit m(20) of Post-Effective Amendment No. 46.

(u) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Class A is incorporated herein by reference to Exhibit m(21) of Post-Effective Amendment No. 46.

(v) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Class T is incorporated herein by reference to Exhibit m(22) of Post-Effective Amendment No. 46.

(w) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Class B is incorporated herein by reference to Exhibit m(23) of Post-Effective Amendment No. 46.

(x) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Institutional Class is incorporated herein by reference to Exhibit m(24) of Post-Effective Amendment No. 46.

(y) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Initial Class is incorporated herein by reference to Exhibit m(25) of Post-Effective Amendment No. 46.

(z) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Income Fund: Class A is incorporated herein by reference to Exhibit m(26) of Post-Effective Amendment No. 46.

(aa) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Income Fund: Class T is incorporated herein by reference to Exhibit m(27) of Post-Effective Amendment No. 46.

(bb) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Income Fund: Class B is incorporated herein by reference to Exhibit m(28) of Post-Effective Amendment No. 46.

(cc) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Income Fund: Class C is incorporated herein by reference to Exhibit m(29) of Post-Effective Amendment No. 46.

(dd) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Income Fund: Institutional Class is incorporated herein by reference to Exhibit m(30) of Post-Effective Amendment No. 46.

(ee) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Short Fixed-Income Fund: Class A is incorporated herein by reference to Exhibit m(31) of Post-Effective Amendment No. 46.

(ff) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Short Fixed-Income Fund: Class T (formerly known as Class A) is incorporated herein by reference to Exhibit m(32) of Post-Effective Amendment No. 46.

(gg) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Short Fixed-Income Fund: Class C is incorporated herein by reference to Exhibit m(33) of Post-Effective Amendment No. 46.

(hh) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Short Fixed-Income Fund: Institutional Class is incorporated herein by reference to Exhibit m(34) of Post-Effective Amendment No. 46.

(ii) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Class A is incorporated herein by reference to Exhibit m(35) of Post-Effective Amendment No. 46.

(jj) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Class T is incorporated herein by reference to Exhibit m(36) of Post-Effective Amendment No. 46.

(kk) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Class B is incorporated herein by reference to Exhibit m(37) of Post-Effective Amendment No. 46.

(ll) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Class C is incorporated herein by reference to Exhibit m(38) of Post-Effective Amendment No. 46.

(mm) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Institutional Class is incorporated herein by reference to Exhibit m(39) of Post-Effective Amendment No. 46.

(nn) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor High Income Fund: Class A is incorporated herein by reference to Exhibit m(40) of Post-Effective Amendment No. 46.

(oo) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor High
Income Fund: Class T is incorporated herein by reference to Exhibit m(41) of Post-Effective Amendment No. 46.

(pp) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor High Income Fund: Class B is incorporated herein by reference to Exhibit m(42) of Post-Effective Amendment No. 46.

(qq) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor High Income Fund: Class C is incorporated herein by reference to Exhibit m(43) of Post-Effective Amendment No. 46.

(rr) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor High Income Fund: Institutional Class is incorporated herein by reference to Exhibit m(44) of Post-Effective Amendment No. 46.

(ss) Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Intermediate Municipal Income Fund, Fidelity Advisor Municipal Income Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund dated March 19, 1998, is incorporated herein by reference to Exhibit (o)(1) of Post-Effective Amendment No. 43.

(tt) Schedule 1 to Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Advisor Government Investment Fund, Fidelity Advisor High Income Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Intermediate Municipal Income Fund, Fidelity Advisor Municipal Income Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund, dated August 30, 1999, is incorporated herein by reference to Exhibit o(2) of Post-Effective Amendment No. 46.

(uu) Multiple Class of Shares Plan pursuant to Rule 18f-3, dated March 19, 1998, and Schedule 1 to Multiple Class of Shares Plan pursuant to Rule 18f-3, dated February 26, 1999, on behalf of Fidelity Advisor Mortgage Securities Fund is incorporated herein by reference to Exhibit o(3) of Post-Effective Amendment No. 46.

(11) Opinion and consent of counsel (K&L) as to the legality of shares being registered is filed herein as Exhibit 11.

(12) Opinion and Consent of counsel (K&L) as to tax matters in connection with the reorganization of Fidelity Advisor Intermediate Municipal Income Fund is filed herein as Exhibit 12.

(13) Not applicable.

(14) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit
14.

(15) Pro Forma Combining Financial Statements are filed herein as
Exhibit 15.

(16) Powers of Attorney, dated December 19, 1996, March 6, 1997, and July 17, 1997, are filed herein as Exhibit 16.

(17) Not applicable.

Item 17. Undertakings

(1)(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 23rd day of December 1999.

      Fidelity Advisor Series II

      By /s/Edward C. Johnson 3d (dagger)
            Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     (Signature)                 (Title)                        (Date)

/s/Edward C. Johnson 3d          President and Trustee          December 23, 1999
(dagger)

Edward C. Johnson 3d             (Principal Executive Officer)



/s/Richard A. Silver             Treasurer                      December 23, 1999

Richard A. Silver



/s/Robert C. Pozen               Trustee                        December 23, 1999

Robert C. Pozen



/s/Ralph F. Cox                  Trustee                        December 23, 1999
  *

Ralph F. Cox



/s/Phyllis Burke Davis      *    Trustee                        December 23, 1999

Phyllis Burke Davis



/s/Robert M. Gates           **  Trustee                        December 23, 1999

Robert M. Gates



/s/E. Bradley Jones              Trustee                        December 23, 1999
 *

E. Bradley Jones



/s/Donald J. Kirk                Trustee                        December 23, 1999
  *

Donald J. Kirk



/s/Peter S. Lynch                Trustee                        December 23, 1999
  *

Peter S. Lynch



/s/Marvin L. Mann            *   Trustee                        December 23 , 1999

Marvin L. Mann



/s/William O. McCoy        *     Trustee                        December 23, 1999

William O. McCoy



/s/Gerald C. McDonough  *        Trustee                        December 23, 1999

Gerald C. McDonough



/s/Thomas R. Williams      *     Trustee                        December 23, 1999

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.